                              SCHEDULE 14A PRIVATE
                                 (Rule 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934


      Filed by the Registrant
      Filed by a Party other than the Registrant [ ]

      Check the appropriate box:
      [X]  Preliminary Proxy Statement    [ ]  Confidential, for Use of the Com-
                                               mission Only (as permitted by
                                               Rule 14a-6(e)(2))

      [ ]  Definitive Proxy Statement
      [ ]  Definitive Additional Materials
      [ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                         ENHANCED SERVICES COMPANY, INC.
                ------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

      [ ]   $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or
            14a-6(i)(2) or Item 22(a)(2) of Schedule 14A.

      [ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

      [X] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      (1)   Title of each class of securities to which transaction applies:

            Common stock
            --------------------------------------------------------------------

      (2)   Aggregate number of securities to which transaction applies:
            Approximately 5.2 million shares*

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

            Value calculated on value of consolidation transaction for common, preferred stock, cash, assets, and assumption of liabilities*

      (4)   Proposed maximum aggregate value of transaction:

            30 million*
            --------------------------------------------------------------------

      (5)   Total fee paid:

            $6,000*
            --------------------------------------------------------------------

      [ ]   Fee paid previously with preliminary materials.

      [X]   Check box if any part of the fee if offset as provided by Exchange
Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      Preliminary Proxy Statement, filed September 30, 1998 (fee paid October 5,
      1998)

      (1)   Amount Previously Paid:

            $6,000
            --------------------------------------------------------------------

      (2)   Form, Schedule or Registration Statement No.:

            Schedule 14A Private
            --------------------------------------------------------------------

      (3)   Filing Party:

            Enhanced Services Company, Inc.
            --------------------------------------------------------------------

      (4)   Date Filed:

            --------------------------------------------------------------------
            September 30, 1998

*Amounts shown are estimates only, for purposes of calculating the Fee Payable; Shares to be issued to Registrant's stock holders are exempt; Subsequent Registration Statement to be filed with respect to resale and distribution.

                         ENHANCED SERVICES COMPANY, INC.
--------------------------------------------------------------------------------

January 13th, 1999

Dear Stockholder:

The Company's Annual Meeting of Stockholders will be held on ____________, 1999 at 10:00 a.m. at the Ritz Carlton Hotel, 4375 Admiralty Way, Marina del Rey, California. I hope that you will be able to attend in person. Following the formal business of the Annual Meeting, Management will be providing an update on our business operations and will be available to respond to your questions.

We realize that you are receiving only limited notice of the Annual Meeting, but this has been a dynamic period for the Company and we have experienced some delays in finalizing the information in this Proxy.

This year the agenda for the Annual Meeting includes: (i) the approval of the transfer of the Company's state of incorporation from Colorado to Delaware through a merger with a newly formed entity and, in connection therewith, to approve a change of the Company's name to ZuluGroup.com, Ltd., and to establish as the authorized capital of the surviving entity capital stock consisting of 100 million shares of Common Stock and 25 million shares of Preferred Stock, to be issued in various series as designated (Proposal I); (ii) the approval of the issuance of the Common Stock underlying the 1998 Preferred Stock issued in connection with the March Transactions (defined in the accompanying Notice and Proxy Statement) among the Company, Netvest Capital Partners, L.P. ("Netvest"), a stockholder, and Zulu-tek, Inc. (Proposal II), (iii) the approval of the issuance of the Common Stock underlying the Investor Preferred Stock (Proposal
III); (iv) the approval of the issuance of the Common Stock underlying the 1998(B) Preferred Stock issued in the September Transactions (as defined in the accompanying Notice and Proxy Statement) with Zulu-tek (Proposal IV); (v) the nomination and election of three persons to serve as Directors of the Company until the next Annual Meeting of Stockholders; (vi) the approval of an increase in the number of options available for grant under the Company's Amended and Restated 1992 Stock Option Plan; and (vii) the ratification of the appointment of Schumacher & Associates as the Company's independent auditors for the current fiscal year. We want you to know that the Board endorses each of the nominees for Director and each of the Proposals. YOUR VOTE IS IMPORTANT TO US.

Please sign, date and return your completed proxy promptly so your shares in the Company can be represented, even if you plan to attend the Annual Meeting in person. To accommodate the limited notice, the Company will accept facsimile proxies at (201) 804-8017.

Finally, on behalf of the Company, we want to express our appreciation to members of Management who are contributing their skills and enthusiasm to our current corporate efforts and to thank each of you as stockholders for your continued support of our endeavors.

Sincerely,

Board of Directors
ENHANCED SERVICES COMPANY, INC.

                                                               PRELIMINARY PROXY

                         ENHANCED SERVICES COMPANY, INC.
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Notice is hereby given that Enhanced Services Company, Inc. (the "Company") will hold its Annual Meeting of Stockholders on ____________, 1999 at 10:00 a.m. at the Ritz Carlton Hotel, 4375 Admiralty Way, Marina del Rey, California, for the following purposes:

      PROPOSAL I. To consider and vote upon the approval of the transfer of the Company's state of incorporation from Colorado to Delaware, through a merger with ZuluGroup.com, Ltd. ("ZuluGroup.com"), a newly formed, wholly owned Delaware corporation which will be the surviving corporation and, in connection therewith, to establish as the authorized capital of the surviving entity, capital stock consisting of 100 million shares of Common Stock, $.001 par value ("Common Stock") and 25 million shares of Preferred Stock, $.001 par value, all of which would be deemed to have been issued by the resulting Delaware corporation on an equal basis.

      PROPOSAL II. To consider and vote upon the issuance of the Common Stock underlying the Company's 1998 Preferred Stock (as hereinafter defined) issued in connection with transactions undertaken among the Company and Netvest in March 1998 ("March Transaction" or "March Transactions").

      PROPOSAL III. To consider and vote upon the issuance of up to 10 million shares of Common Stock underlying the Investor Preferred Stock (as hereinafter defined).

      PROPOSAL IV: To consider and vote upon the issuance of the Common Stock underlying the 1998(B) Preferred Stock issued in the acquisition in September 1998 of substantially all of the assets and liabilities of Zulu-tek ("September Transaction" or "September Transactions").

      NOTE: The Company was listed on the NASDAQ SmallCap Market until November 24, 1998, when the Common Stock was delisted from the SmallCap Market. The Company's Common Stock is currently [traded on the NASDAQ (OTC: _____)]. The Company is appealing the delisting and, pending such appeal, is continuing to comply with the broadened NASDAQ corporate governance policies effective in February 1998. Therefore, Proposals II, III and IV with respect to the issuance of Common Stock are being submitted to you to comply with those requirements.

      PROPOSAL V: To elect Directors of the Company.

      PROPOSAL VI: To approve an amendment to the Amended and Restated (as of April 1, 1996) 1992 Incentive Stock Option Plan (the "Plan") to increase the numbers of options available for grant from 250,000 to 3 million.

      PROPOSAL VII. To ratify the appointment of Schumacher & Associates as the Company's independent auditors for the current fiscal year.

      And, to act upon other matters that may properly come before the Annual Meeting.

The Board of Directors has fixed December 15, 1998 as the Record Date for the determination of the stockholders entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement of the Annual Meeting. At the Annual Meeting, each share of the Company's Common Stock represented at the meeting will be entitled to one vote on each matter properly brought before the Annual Meeting.

Representatives of Schumacher & Associates will be in attendance at the Annual Meeting to respond to questions from stockholders.

Your attention is directed to the accompanying Proxy Statement. Stockholders who do not expect to attend the Annual Meeting in person are requested to date, sign and mail the enclosed proxy as promptly as possible in the enclosed envelope.

Additional copies of our Annual and Interim Reports are available upon request by contacting Investor Relations at (310) 397-3003 or by visiting our website www.zulumedia.com.

DATED: January 13th, 1999


                           BY ORDER OF THE BOARD OF DIRECTORS





YOUR BOARD OF DIRECTORS HAS REVIEWED AND CONSIDERED THE TERMS AND CONDITIONS OF EACH OF THE PROPOSALS. THE BOARD BELIEVES THAT EACH OF THE PROPOSALS IS FAIR TO, AND IN THE BEST INTEREST OF, THE COMPANY AND ITS STOCKHOLDERS, HAS UNANIMOUSLY APPROVED THE PROPOSALS AND RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" EACH OF THE PROPOSALS AND TO ELECT THE PERSONS NOMINATED AS DIRECTORS.

IT IS IMPORTANT THAT ALL STOCKHOLDERS VOTE. WE URGE YOU TO SIGN AND RETURN THE ENCLOSED PROXY WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING. THE PROXY MAY BE REVOKED AT ANY TIME PRIOR TO ITS EXERCISE. IN ORDER TO FACILITATE THE PROVIDING OF ADEQUATE ACCOMMODATIONS, PLEASE INDICATE ON THE PROXY WHETHER YOU PLAN TO ATTEND THE ANNUAL MEETING.

                                TABLE OF CONTENTS

PROXY STATEMENT...........................................................................................................1

               Summary....................................................................................................1
               Proposals..................................................................................................3
               Voting.....................................................................................................4
               Revocability of Proxies....................................................................................5
               Solicitation...............................................................................................5
               Dissenter Rights of Appraisals.............................................................................5
               Forward Looking Statements.................................................................................6

PROPOSAL I

     APPROVAL OF THE TRANSFER OF THE JURISDICTION OF THE COMPANY TO DELAWARE AND, IN CONNECTION THEREWITH,
     TO CHANGE THE NAME OF THE COMPANY TO ZULUGROUP.COM, LTD., AND TO ESTABLISH AS THE AUTHORIZED CAPITAL
     OF THE SURVIVING ENTITY CAPITAL CONSISTING OF 100 MILLION SHARES OF DELAWARE COMMON STOCK AND
     25 MILLION SHARES OF DELAWARE PREFERRED STOCK........................................................................7
               Background.................................................................................................7
          COMPARISON OF THE CORPORATE LAW OF COLORADO AND DELAWARE AND RIGHTS OF STOCKHOLDERS OF
          "ZULUGROUP.COM, LTD." AND THE COMPANY...........................................................................9
          COMPARISON OF CERTIFICATES AND BYLAWS...........................................................................9
               Capital Stock..............................................................................................9
               Board of Directors........................................................................................10
               Indemnification...........................................................................................10
               Special Voting Requirements and Amendment of Certificate and Bylaw........................................10
               Comparison of the Corporate Laws of Colorado and Delaware.................................................11

PROPOSAL II

     APPROVAL OF THE ISSUANCE OF SHARES OF COMMON STOCK UNDERLYING THE 1998 PREFERRED STOCK..............................19
               Background of the March Transactions......................................................................19
               Required Affirmative Vote.................................................................................21


PROPOSAL III.............................................................................................................22

     APPROVAL OF THE ISSUANCE OF SHARES OF COMMON STOCK UNDERLYING THE INVESTOR PREFERRED STOCK..........................22
               Issuance of the Investor Preferred........................................................................22
               Required Affirmative Vote.................................................................................23


PROPOSAL IV

     APPROVAL OF THE ISSUANCE OF SHARES OF COMMON STOCK
     UNDERLYING THE 1998(B) CONVERTIBLE PREFERRED STOCK..................................................................24
               The September Transactions:...............................................................................24
               Required Affirmative Vote.................................................................................26

DISCUSSION OF MATTERS RELEVANT TO ACTION ON PROPOSALS II, III AND IV.....................................................27

          BUSINESS.......................................................................................................27
               NASDAQ Matters............................................................................................32
               Corporate Structure.......................................................................................34
               Description of Capital Stock of the Company...............................................................36
               Capitalization after giving effect to the Proposals.......................................................39
               Impact if Majority of Shareholders Do Not Approve Proposals...............................................39
               Forward Looking Statements................................................................................39

SELECTED FINANCIAL AND OPERATING DATA....................................................................................40

            Selected Historical Financial and Operating Data for the Company for the Five Years
              Ended November 30, 1997 and for the Nine Month Periods Ended August 31, 1997 and 1998......................41
            Selected Historical Financial and Operating Data for Zulu-Tek and its Predecessors
              for the Five Years Ended December 31, 1997 and for the Eight Month Periods Ended
              August 31, 1997 and 1998...................................................................................42
            Selected Condensed Unaudited Pro Forma Consolidated Financial and Operating Data for Such
              Five Year Periods for the Company after giving effect to the March and September Transactions..............43
            Management's Discussion and Analysis of Financial Conditions and Results of Operations of
              the Company for the Nine Months Ended August 1998 and 1997.................................................44
            Management's Discussion and Analysis of Financial Conditions and Results of Operations of
              Zulu-tek for the Eight Months Ended August 1998 and 1997...................................................46

PRO FORMA EFFECT OF THE MARCH AND SEPTEMBER TRANSACTIONS.................................................................48

            Pro Forma Consolidated Financial Statements Giving Effect to the March and September Transactions............50

            Notes To Pro Forma Consolidated Financial Statements.........................................................52

            Management's Discussion and Analysis.........................................................................54

SELECTED INFORMATION RELATED TO THE COMPANY..............................................................................55
            Description of Business......................................................................................55
            Customers....................................................................................................57
            Suppliers....................................................................................................57
            Sales, Marketing and Distribution............................................................................57
            Competition..................................................................................................57
            Proprietary Rights...........................................................................................58
            Employees....................................................................................................58
            Property.....................................................................................................58
            Legal Proceedings............................................................................................58
            Market for Common Stock and Related Stock Matters............................................................58

SELECTED INFORMATION RELATED TO ZULU-TEK.................................................................................61
            Description of Business......................................................................................61
            Customers, Marketing and Distribution........................................................................64
            Competitions.................................................................................................65
            Proprietary Rights...........................................................................................65
            Employees....................................................................................................65
            Property.....................................................................................................65
            Legal Proceedings............................................................................................66
            Market for Common Stock and Related Stock Matters............................................................66

PERFORMANCE GRAPH FOR THE COMPANY'S COMMON STOCK.........................................................................68

TAX TREATMENT OF THE TRANSACTIONS CONTEMPLATED BY PROPOSALS I, AND PROPOSALS II, III, AND IV.............................69

               A. The Merger.............................................................................................69
               B. The Reorganization.....................................................................................70
               C. Limitation on Use of Net Operating Loss Carryovers.....................................................71


PROPOSAL V

     NOMINATION AND ELECTION OF DIRECTORS................................................................................73
               Term of Office of Directors; Compensation.................................................................75
               Indemnification of Directors and Executive Officers.......................................................76
               Board Meetings and Committees.............................................................................76
               Fiscal Year...............................................................................................76
               Executive Compensation and Stock Options..................................................................76
               Management Changes........................................................................................79
               Security Ownership of Management and Principal Stockholders...............................................79
               Transactions with Management and Others...................................................................82


PROPOSAL VI

     PROPOSAL TO REVISE, RESTATE AND INCREASE THE SHARES RESERVED FOR ISSUANCE UNDER THE COMPANY'S
       1992 INCENTIVE STOCK OPTION PLAN..................................................................................87
               Summary of the Plan.......................................................................................87
               Purpose...................................................................................................87
               Administration............................................................................................87
               Eligibility and Extent of Participation...................................................................88
               Existing Option Grants....................................................................................88
               Purchase Price and Exercise of Options....................................................................89
               Expiration and Transfer of Options........................................................................89
               Adjustment of Shares......................................................................................90
               Amendments to and Termination of the Plan.................................................................90

               Federal Income Tax Consequences...........................................................................90
               Incentive Stock Options...................................................................................90
               Non-Qualified Stock Options...............................................................................91


PROPOSAL VII.............................................................................................................92

     RATIFICATION OF THE APPOINTMENT OF SCHUMACHER & ASSOCIATES AS INDEPENDENT AUDITORS..................................92

Requirements and Procedures for Submission of Proxy Proposals and Nominations of Directors by Stockholders...............93
Compliance with Section 16(A) of the Exchange Act........................................................................93
Availability of Annual and Interim Reports...............................................................................94
Other Matters............................................................................................................95

                                   APPENDICES


APPENDIX A...........CERTIFICATE OF INCORPORATION OF ZULUGROUP.COM, LTD.


APPENDIX B ..........BYLAWS OF ZULUGROUP.COM, LTD.


APPENDIX C ..........ARTICLES OF AMENDMENT OF ARTICLES OF INCORPORATION OF
                     ENHANCED SERVICES COMPANY, INC. CREATING SERIES 1998 RESTRICTED CONVERTIBLE PREFERRED STOCK


APPENDIX D ..........ARTICLES OF AMENDMENT OF ARTICLES OF INCORPORATION OF
                     ENHANCED SERVICES COMPANY, INC. CREATING INVESTOR PREFERRED STOCK


APPENDIX E ..........ARTICLES OF AMENDMENT OF ARTICLES OF INCORPORATION OF
                     ENHANCED SERVICES COMPANY, INC. CREATING 1998(B) PREFERRED STOCK


APPENDIX F ..........ARTICLES OF AMENDMENT OF THE ARTICLES OF INCORPORATION OF
                     ENHANCED SERVICES COMPANY, INC. CREATING 1998(C) NON-CONVERTIBLE PREFERRED STOCK


APPENDIX G ..........SECURITIES ACQUISITION AND REORGANIZATION AGREEMENT BY AND
                     BETWEEN ENHANCED SERVICES COMPANY, INC. AND ZULU-TEK, INC., DATED AS OF SEPTEMBER 9, 1998, AS AMENDED AS
                     OF DECEMBER 21, 1998


APPENDIX H ..........ZULU-TEK, INC. AND CONSOLIDATED SUBSIDIARIES FINANCIAL
                     STATEMENTS (UNAUDITED) FOR THE EIGHT MONTH PERIODS ENDED AUGUST 31, 1998 AND 1997

APPENDIX I ..........ZULU-TEK, INC. AND CONSOLIDATED SUBSIDIARIES FINANCIAL
                     STATEMENTS (UNAUDITED) FOR THE NINE MONTH PERIODS ENDED SEPTEMBER 30, 1998 AND 1997


APPENDIX J ..........ZULU-TEK, INC. AND CONSOLIDATED SUBSIDIARIES FINANCIAL
                     STATEMENTS AND REPORTS OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS FOR THE FISCAL YEARS ENDED DECEMBER 31, 1997 AND 1996


APPENDIX K ..........ZULU MEDIA, INC. FINANCIAL STATEMENTS AND REPORTS OF
                     INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS FOR THE FISCAL YEARS ENDED DECEMBER 31, 1997


APPENDIX L ..........SOFTBANK INTERACTIVE MARKETING, INC. FINANCIAL STATEMENTS
                     AND REPORTS OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS FOR THE FISCAL YEARS ENDED DECEMBER 31, 1996 (FROM INCEPTION)


APPENDIX M ..........AMENDED AND RESTATED 1992 INCENTIVE STOCK OPTION PLAN OF
                     ENHANCED SERVICES COMPANY, INC.

                                 PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS
                       OF ENHANCED SERVICES COMPANY, INC.
                                            , 1999


      The accompanying proxy is solicited by the Board of Directors of Enhanced Services Company, Inc. (the "Company") for use at the Annual Meeting of
Stockholders of the Company (the "Annual Meeting") to be held on            ,
1999 at the Ritz Carlton Hotel, 4375 Admiralty Way, Marina del Rey, California at 10:00 a.m., and at any adjournments or postponements of the Annual Meeting.

SUMMARY

      The following summary provides an overview of the development of the Company's business strategy in 1998 and is qualified by reference to the more detailed discussions in this Proxy, particularly in "Discussion of Matters Related to Actions on Proposals II, III and IV, "Selected Information Related to the Company" and "Selected Information Related to Zulu-tek."

      The Company is organized as a Colorado Corporation. Until 1998, the Company's business involved providing (through its Laptop Solutions, Inc. subsidiary) technical repairs, asset maintenance, and technical and enhancement services to the portable computer industry and providing (through its NB Engineering, Inc. subsidiary) digital multi-media development services for technical, strategic and other applications (See "Selected Information Related to the Company" and "Discussion of Matters Relevant to Action on Proposals II, III and IV).

      In early 1998, the Board of Directors of the Company agreed to pursue transactions directed at the acquisition of new business opportunities and procuring financing for its operations since prospects for its operating results and current business plan were not progressing effectively. Members of the Board of Directors were asked to assist management in identifying entities with whom the Company could enter into strategic, capital, or other transactions which could provide new business opportunities, and the equity needed to meet operating requirements and to preserve the Company's NASDAQ listing. These efforts resulted in the March Transactions. In the March Transactions the Company issued 220,000 shares of newly issued Common Stock and one million shares of its newly authorized Series 1998 Preferred Stock, $3.00 par value per share ("1998 Preferred Stock") in exchange for the 12 million common shares $.001 par value ("Zulu-tek Common Stock") of Zulu-tek, and one million shares of Zulu-tek's Series D Preferred Stock $.001 par value ("Zulu-tek Preferred") held by Netvest. Proposal II is being submitted at the Annual Meeting to obtain stockholder approval for the conversion of the 1998 Preferred Stock into 5,443,660 shares of Common Stock. (See "Proposal II - Approval of the Issuance of Shares of Common Stock Underlying the 1998 Preferred Stock.")

      As fully implemented, the March Transactions were intended to provide the Company and its stockholders with access to an expanded business opportunity. Management of both entities believed that this would facilitate capital formation and attract investment and business interest from individuals and entities that preferred, or were limited to, investing in or pursuing business enterprises that traded on NASDAQ. (See "Proposal II - Approval of the Issuance of Shares of Common Stock Underlying the 1998 Preferred Stock".)

      Since the March Transactions, the Company and Zulu-tek and their respective subsidiaries have been pursuing a strategic plan under the working title of "Zulu Group" to build on the strategic similarities of the Company and Zulu-tek and to allow for the refocusing of the business efforts of both entities, as appropriate. Also, to meet the capital needs of the Company, management has pursued several financings, including the issuance of $5,000,000 of Investor Preferred (as defined below) stock. As of the date hereof, that class is fully subscribed. Proposal III is being submitted at the Meeting to obtain stockholder approval for the conversion of the Investor Preferred into 10 million shares of Common Stock (See "Proposal III"). In addition, since the March Transactions, and through January 5, 1999, approximately $10 million in other capital funding has been provided to fund the business strategy being pursued through the Company and through Zulu-tek and their respective subsidiaries. To maintain the integrity of each of the corporate entities, since the March Transactions, the funding has generally been raised and advanced by the Company to Zulu-tek or Zulu-Media, Inc., Zulu-tek's principal operating entity. (See "Discussion of Matter Related to Action on Proposals II, III and IV" and "Selected Information Related to the Company".)

      In September, the Company and Zulu-tek entered into an Reorganization (as defined below) in which the Company acquired all of the assets and liabilities of Zulu-tek, including but not limited to all of Zulu-tek's physical, tangible and intangible assets, and all of the issued and outstanding capital stock of Echomedia Technologies, Inc, and Mediabank, Inc., which holds the shares of Zulu Media, Inc. (formerly Softbank Interactive Marketing, Inc.), principally, in exchange for the issuance of the 1998(B) Preferred Stock. Proposal IV is being submitted at the Annual Meeting to obtain stockholder approval of the conversion of the 1998(B) Preferred Stock into 5.2 million shares of Company Common Stock. If Proposal IV is approved and the Zulu-tek stockholders approve the liquidation of Zulu-tek, the holders of Zulu-tek Common Stock will be deemed to become holders of the Company's Common Stock on the liquidation date. After giving effect to the 10:1 stock split undertaken by Zulu-tek as of December 31, 1998, the Zulu-tek stockholders will be deemed to have received one share of the Company's Common Stock for each share of Zulu-tek Common Stock. (See "Proposal IV -- Approval of the Issuance of Shares of Common Stock underlying the 1998(B) Convertible Preferred Stock".)

      The September Transaction was implemented to allow the Company and Zulu-tek to continue to pursue a strategic plan as the "Zulu Group", to build on the strategic similarities of the Company and Zulu-tek, and to allow for the refocusing of the business efforts of both entities. Management believes that a coordinated Internet focus, coupled with the acquisitions of e-commerce and online shopping enterprises, will allow the resulting entity to effect a convergence, under one umbrella, of diverse services focused specifically on the Internet as a communications and transaction medium. The current management strategy is to position the Company as a "one-stop" solution for companies that want to generate commerce on the Internet and for potential users who want to remain competitive in this environment by combining technology with e-commerce and interactive advertising. For future planning, the Company is focused on three business areas: ad sales, e-commerce and on-line shopping.

      In that regard, on December 22, 1998, the Company announced that it had acquired the ownership interests in Brands For Less, L.L.C. a privately held Connecticut based company, founded in 1997, that currently offers consumers a comprehensive e-commerce solution that delivers, in one location, access to over sixty (60) of the world's online specialty retailers across popular consumer product categories trade-named "e-partments(TM)." The purchase price consists of cash, notes with a value approximately $35 million and, in addition, the issuance, in early 1999 of warrants to acquire 3.2 million shares of Common Stock. The Company is funding the current portions of the transaction through the issuance of convertible securities and will fund the future portions through future operating revenues or debt, common stock or other equity arrangements, as available. The Company's obligations on the transaction notes are secured by the ownership interests and assets of Brands For Less, L.L.C. Zulu-tek also has made available to the Company the proceeds of the placement of additional Zulu-tek Common Stock in December 1998. ("December Investment").

      In order to have available sufficient shares of Common Stock to implement Proposals II, III and IV, the Company must revise its capital structure to increase the number of authorized shares of Common Stock. This could be accomplished by amending the existing Articles of Incorporation of the Company, as a Colorado corporation, but, in considering the matter, the Company's Board of Directors decided it was preferable to recommend to the stockholders a transfer of the organizational jurisdiction of the Company from Colorado to Delaware and, in connection therein, to change the name of the surviving entity to ZuluGroup.com, Ltd. and to establish as the authorized Capital of the surviving entity, capital of 100 million shares of Delaware Common Stock and 25 million shares of Delaware Preferred Stock, (both as defined below). (See "Proposal I").

      Therefore, if the shareholders approve Proposals I, II, III and IV, the Company and Zulu-tek will be positioned to implement a combined business strategy through ZuluGroup.com, a newly organized Delaware corporation which, by merger, will be the successor to the Company, with the current shareholders of both the Company and Zulu-tek holding their equity in ZuluGroup.com, the successor entity. However, if Proposal I is not approved, the Company will have insufficient authorized capital shares to implement Proposals II, III and IV. If any of Proposals II, III or IV are not approved, then there could be no conversion into Common Stock of the 1998 Preferred Stock, the Investor Preferred, or the 1998(B) Preferred Stock, respectively, and if Proposal IV is not approved, the Reorganization with Zulu-tek could not be implemented.

      As specified in the Notice of Meeting, in addition to the above corporate capital transactions, at the Annual Meeting, the stockholders also will be asked to vote on the usual annual meeting matters, including the election of directors, approval of changes to the Company's Incentive Stock Option Plan and the designation of the Company's auditor for the 1998 year.

PROPOSALS

As summarized above, at the Annual Meeting, the following Proposals will be submitted:

      PROPOSAL I. To consider and vote upon the approval of the transfer of the Company's state of incorporation from Colorado to Delaware, through a merger with ZuluGroup.com, Ltd. ("ZuluGroup.com"), a newly formed, wholly owned Delaware corporation which will be the surviving corporation and, in connection therewith, to establish as the authorized capital of the surviving entity, capital stock consisting of 100 million shares of Common Stock, $.001 par value ("Common Stock") and 25 million shares of Preferred Stock, $.001 par value, all of which would be deemed to have been issued by the resulting Delaware corporation on an equal basis.

      PROPOSAL II. To consider and vote upon the issuance of the Common Stock underlying the Company's 1998 Preferred Stock (as hereinafter defined) issued in connection with transactions undertaken among the Company and Netvest in March 1998 ("March Transaction" or "March Transactions").

      PROPOSAL III. To consider and vote upon the issuance of up to 10 million shares of Common Stock underlying the Investor Preferred Stock (as hereinafter defined).

      PROPOSAL IV: To consider and vote upon the issuance of the Common Stock underlying the 1998(B) Preferred Stock issued in the acquisition in September 1998 of substantially all of the assets and liabilities of Zulu-tek ("September Transaction" or "September Transactions").

      NOTE: The Company was listed on the NASDAQ SmallCap Market until November 24, 1998, when the Common Stock was delisted from the SmallCap Market. The Company's Common Stock is currently traded on the NASDAQ (OTC: _____). The Company is appealing the delisting and, pending such appeal, is continuing to comply with the broadened NASDAQ corporate governance policies effective in February 1998. Therefore, Proposals II, III and IV with respect to the issuance of Common Stock are being submitted to you to comply with those requirements.

      PROPOSAL V: To elect Directors of the Company.

      PROPOSAL VI: To approve an amendment to the Amended and Restated (as of April 1, 1996) 1992 Incentive Stock Option Plan (the "Plan") to increase the numbers of options available for grant from 250,000 to 3 million.

      PROPOSAL VII. To ratify the appointment of Schumacher & Associates as the Company's independent auditors for the current fiscal year.

      And, to act upon other matters that may properly come before the Annual Meeting.

      The Board of Directors has fixed December 15, 1998 as the Record Date for the determination of the stockholders entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement of the Annual Meeting. This proxy statement and accompanying proxy will be mailed beginning on or about January 13th, 1999 to give holders of the Company's Common Stock of record on the Record Date an opportunity to vote at the Annual Meeting.

VOTING

      The Board of Directors has designated Robert Smith, Chief Financial Officer and Treasurer, and Justin Walker, Vice President and General Counsel, or their designees to serve as proxies at the Annual Meeting. In voting, please specify your choices by marking the appropriate spaces on the enclosed proxy, signing and dating the proxy and returning it in the accompanying envelope. If no directions are given and the signed proxy is returned, the proxy holders will vote the shares for the election of all listed nominees, in favor of each of the Proposals, and, at their discretion, on any other matters that may properly come before the Annual Meeting. In situations where brokers are prohibited from exercising discretionary authority for beneficial owners who have not returned proxies to the brokers (so-called "broker non-votes"), the affected shares of Common Stock will be counted for purposes of determining the presence or absence of a quorum for the transaction of business but will not be included in the vote totals. The approval of each Proposal, other than the election of directors, requires the affirmative vote of a majority of the shares of Common Stock represented at the Annual Meeting. Therefore, a failure by a holder to return a proxy and indicate their vote on the Proposals, other than the election of directors, will, in effect, be treated as a non-vote, since shares cannot be counted as voting "FOR" the Proposals if a proxy is not returned.

A STOCKHOLDER HAS THE RIGHT TO APPOINT A PERSON (WHO NEED NOT BE A STOCKHOLDER) TO ATTEND AND ACT FOR HIM AND ON HIS BEHALF AT THE ANNUAL MEETING OTHER THAN THE PERSONS DESIGNATED IN THE ACCOMPANYING FORM OF PROXY. TO EXERCISE THIS RIGHT, THE STOCKHOLDER MAY INSERT THE NAME OF THE DESIRED PERSON IN THE BLANK SPACE PROVIDED IN THE PROXY AND STRIKE OUT THE OTHER NAMES OR MAY SUBMIT ANOTHER PROXY.

THE COMMON STOCK REPRESENTED BY PROXIES IN FAVOR OF MANAGEMENT WILL BE VOTED ON ANY BALLOT (SUBJECT TO ANY RESTRICTIONS THEY MAY CONTAIN) IN FAVOR OF THE MATTERS DESCRIBED IN THE PROXY.

REVOCABILITY OF PROXIES

      Execution and delivery of a proxy will not affect a stockholder's right to attend the Annual Meeting and to vote at the Annual Meeting in person. A stockholder in whose name shares of Common Stock are registered as of the Record Date and who has given a proxy may revoke it anytime before it is voted by executing and delivering a written revocation to the Secretary of the Company, by execution and delivery of a later dated proxy, or by attending the Annual Meeting and voting by ballot. Attendance alone at the Annual Meeting, however, will not revoke a proxy.

      A stockholder who is a beneficial owner, but who is not a record registered owner, as of the Record Date, can vote his or her shares of Common Stock only if the stockholder's broker, bank or nominee in whose name the shares are registered executes and delivers a proxy on the stockholder's behalf or if the stockholder personally brings to the Annual Meeting a proxy or other authorization to vote from the registered owner and the beneficial owner then votes by ballot at the Annual Meeting.

      Holders of record of Common Stock at the close of business on December 15, 1998, the Record Date, will be entitled to receive notice of and vote at the Annual Meeting. Currently, the Company is authorized to issue 15 million shares of Common Stock and 5 million Preferred Shares. On the Record Date, there were [___________] shares of Common Stock and 1,630,209 shares of Preferred Stock issued and outstanding. The holders of Common Stock are entitled to one (1) vote for each share held. All matters presented to the Annual Meeting require approval by simple majority of votes cast on the matter. If the stockholders approve Proposals II, III and IV, any applicable conversions of the 1998 Preferred, the Investor Preferred and the 1998 (B) Preferred will occur immediately after the Annual Meeting and therefore the holders will not be entitled to vote as Common Stockholders at the Annual Meeting.

SOLICITATION

      The Company will bear the entire cost of the solicitation of proxies, including preparation, assembly and mailing of this proxy statement, the proxy and any additional material furnished to stockholders. Proxies may be solicited by directors, officers and a small number of regular employees of the Company personally or by mail, telephone or telegraph or telecopy, but such persons will not be specially compensated for such service. In addition, the Company has retained Corporate Investor Communications, Inc. at a cost of approximately $5,000 (plus direct expenses), to assist in the solicitation of proxies. Copies of solicitation material will be furnished to brokerage houses, fiduciaries and custodians which hold shares of Common Stock of record for beneficial owners for forwarding to such beneficial owners. The Company also may reimburse persons representing beneficial owners for their costs of forwarding the solicitation material to such owners.

DISSENTER RIGHTS OF APPRAISALS

      Under the Colorado corporate law, shareholders of the Company will not be entitled to exercise any dissenter's rights of appraisal with respect to the Proposals. (See "Proposal I - Comparison of the Corporate Law of Colorado and Delaware and Rights of Stockholders of "ZuluGroup.com, Ltd." and the Company").

YOUR VOTE IS IMPORTANT. PLEASE RETURN YOUR MARKED PROXY PROMPTLY SO YOUR SHARES CAN BE REPRESENTED, EVEN IF YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON.

PROPERLY EXECUTED PROXIES RECEIVED BEFORE OR AT THE ANNUAL MEETING WILL BE VOTED. IF A STOCKHOLDER INSTRUCTS HOW THE PROXY IS TO BE VOTED BY APPROPRIATELY MARKING IT, IT WILL BE VOTED AS MARKED. IF SUCH INSTRUCTION IS NOT MARKED, IT WILL BE VOTED (1) FOR THE PROPOSALS, (2) FOR THE ELECTION OF THE THREE DIRECTORS NOMINATED BY THE BOARD OF DIRECTORS, AND (3) FOR RATIFICATION OF THE APPOINTMENT OF SCHUMACHER AND ASSOCIATES AS THE INDEPENDENT AUDITORS FOR THE COMPANY FOR THE CURRENT FISCAL YEAR. THE COMPANY IS NOT AWARE OF ANY OTHER MATTER INTENDED TO BE PRESENTED AT THE ANNUAL MEETING.

THE APPROXIMATE DATE ON WHICH THIS PROXY STATEMENT AND THE ACCOMPANYING FORM OF PROXY ARE BEING MAILED TO RECORD HOLDERS OF THE COMPANY'S COMMON STOCK ON DECEMBER 15, 1998. IF OTHER MATTERS PROPERLY COME BEFORE THE ANNUAL MEETING, IT IS THE INTENTION OF THE PERSONS NAMED IN THE PROXY TO VOTE ON THEM IN THEIR DISCRETION.

FORWARD LOOKING STATEMENTS

      The business discussion and financial information contained in the Proxy Statement include forward-looking statements and financial projections that are based on the current assumptions of the Company's management and their estimates of future performance and economic conditions as well as the Company's and Zulu-tek's interpretations of those assumptions and estimates. Such statements are made in reliance upon the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Shareholders of the Company should be aware that any forward-looking statements are subject to risks and uncertainties that may cause actual results and future trends to differ materially from those projected, stated, or implied by the forward-looking statements.

                                   PROPOSAL I

 APPROVAL OF THE TRANSFER OF THE JURISDICTION OF THE COMPANY TO DELAWARE AND, IN CONNECTION THEREWITH, TO CHANGE THE NAME OF THE COMPANY TO ZULUGROUP.COM, LTD.,
   AND TO ESTABLISH AS THE AUTHORIZED CAPITAL OF THE SURVIVING ENTITY CAPITAL
    CONSISTING OF 100 MILLION SHARES OF DELAWARE COMMON STOCK AND 25 MILLION
                       SHARES OF DELAWARE PREFERRED STOCK

The Certificate of Incorporation and Bylaws of ZuluGroup.com. Ltd. are attached as Appendices A and B respectively and are incorporated herein by reference.

BACKGROUND

      As described below, in March and September 1998, the Company entered into the transactions involving the Company, certain of its stockholders, Netvest and Zulu-tek (separately, the "March Transactions" and the "September Transactions," collectively the "March and September Transactions") and is currently pursuing a combined business plan with Zulu-tek through Zulu Media. As confirmation of this business plan, the Board of Directors of the Company has decided to seek stockholder approval of the transfer of the Company's organizational jurisdiction from Colorado to Delaware and, in connection therewith, to change the name of the surviving entity to ZuluGroup.com, Ltd., and to establish as the authorized capital of the surviving entity, capital consisting of 100 million shares of Common Stock, $.001 par value ("Delaware Common Stock") and 25 million shares of Preferred Stock ("Delaware Preferred Stock").

      The Board of Directors believes that the relocation of the Company to a corporate situs in Delaware will position the Company for long-term corporate stability and growth as a public entity under the laws of Delaware, the jurisdiction of preference for a majority of publicly held entities.

      Under the corporate laws of Colorado and Delaware, the Company will implement the change of jurisdiction through a merger (the "Merger") of the Company (as a Colorado company) with ZuluGroup.com, Ltd. ("ZuluGroup.com"), a newly formed Delaware corporation which has been organized as a wholly owned subsidiary of the Company, to implement Proposal I.

      If the Proposal is approved by the stockholders, the relocation of the Company will be effective immediately on the date and time of the filing of the Certificate of Merger in Delaware and Colorado ("Effective Time"), thereby in effect causing the continuation of the Company as a Delaware corporation under the name of ZuluGroup.com, with a capital structure consisting of 100 million shares of Delaware Common Stock and 25 million shares of Delaware Preferred Stock. As of November 12, 1998 and before giving effect to the adoption of Proposals II, III and IV, the immediate conversion of the 1998 Preferred, Investor Preferred and the 1998(B) Preferred, and the shares to be issued in connection with the December Investment there would be 7,674,908 shares of Delaware Common Stock outstanding and 1,630,209 shares of Delaware Preferred Stock outstanding.

      After giving effect to the conversion of the 1998 Preferred, the Investor Preferred (assuming it is fully converted) and the 1998(B) Preferred issued in the March and September Transactions, there will be 28,408,508 shares of Delaware Common Stock, exclusive of any additional capital transactions including the issuance of Common Stock in connection with the December Investment. Also, after giving effect to the conversion of the 1998 Preferred, the Investor Preferred and the 1998(B) Preferred, the number of outstanding shares of Delaware Preferred and the 1998(B) Preferred, there would be 10,209 shares of Delaware Preferred outstanding, exclusive of any additional issuances in capital transactions since November 12, 1998 (see "Transactions with Management and Others"; "Description of Capital Stock of the Company"; "Capitalization after Giving Effect to the Proposals").

      The statutory change of jurisdiction through the adoption of Proposal I is not expected to have any negative impact on the business operations or prospects of the Company, and, in Management's view, there may be a benefit to the Company from the increased acceptance generally accorded entities formed under Delaware law.

COMPARISON OF THE CORPORATE LAW OF COLORADO AND DELAWARE AND RIGHTS OF STOCKHOLDERS OF "ZULUGROUP.COM, LTD." AND THE COMPANY

      If Proposal I is approved and implemented, the stockholders of the Company will become stockholders of "ZuluGroup.com" and their rights will cease to be defined and governed by the Articles of Incorporation of the Company (the "Enhanced Articles") and the Bylaws of the Company (the "Enhanced Bylaws") and will be defined and governed instead by the Certificate of Incorporation of ZuluGroup.com (the "ZuluGroup.com Certificate") and the Bylaws of ZuluGroup.com (the "ZuluGroup.com Bylaws"). Provisions of the ZuluGroup.com Certificate and the ZuluGroup.com Bylaws will alter the present rights of the Company stockholders and certain of these provisions are summarized below. In addition, since the Company is a Colorado corporation and ZuluGroup.com is a Delaware corporation, the corporate statutory rights of the current Company stockholders will be governed by the provisions of the Delaware General Corporation Law (the "DCGL") rather than the Colorado Business Corporations Act (the "CBCA"). Certain statutory differences between the DGCL and CBCA are summarized below. These summaries are qualified in their entirety by reference to the ZuluGroup.com Certificate, the ZuluGroup.com Bylaws (which are included as Appendices A and B to this Proxy Statement) and to the DGCL and the CBCA.

COMPARISON OF CERTIFICATES AND BYLAWS

CAPITAL STOCK

      The Company. The Enhanced Articles authorize twenty million (20,000,000) total shares to be issued, of which fifteen million (15,000,000) shares are Common Stock and five million (5,000,000) shares are classified as Preferred Stock. The Board of Directors of the Company is authorized to establish the rights, preferences and limitations of Enhanced Preferred Stock if and when issued, and therefore it can, without stockholder approval, authorize the issuance of Enhanced Preferred Stock with terms giving the holders thereof substantial voting power, conversion or other rights that can have the effect of delaying or preventing a change in control of the Company or modifying the rights of holders of Enhanced Common Stock. The Company's Board of Directors also can utilize such shares for financing, possible acquisitions and other uses.

      ZuluGroup.com. The ZuluGroup.com Certificate authorizes one hundred twenty-five million (125,000,000) total shares to be issued, of which one hundred million (100,000,000) are shares of Common Stock, $.001 par value per share and twenty-five million (25,000,000) are shares of Preferred Stock, $.001 par value. The Board of Directors of ZuluGroup.com is authorized to establish the rights, preferences and limitations of ZuluGroup.com Preferred Stock if and when issued, and therefore it could, without stockholder approval, authorize the issuance of ZuluGroup.com Preferred Stock with terms giving the holders thereof substantial voting power, conversion or other rights that could have the effect of delaying or preventing a change in control of ZuluGroup.com or modifying the rights of holders of ZuluGroup.com Common Stock. The ZuluGroup.com Board of Directors also could utilize such shares for financing, possible acquisitions and other uses.

BOARD OF DIRECTORS

      The Company. The Enhanced Bylaws provide that the Board of Directors of the Company shall have not less than three (3) nor more than ten (10) directors as set from time to time by a majority vote of the Board of Directors and that directors are to be elected for a term of one (1) year by the stockholders of Enhanced Common Stock at Annual Meetings of stockholders are to be held annually for that purpose.

      ZuluGroup.com. The ZuluGroup.com Certificate and the ZuluGroup.com Bylaws provide that the first Board of Directors shall be elected by the Incorporator of ZuluGroup.com and shall consist of at least three (3) directors and shall serve until the first annual meeting of the stockholders which must be held within thirteen months after the date of the organization. The Board of Directors thereafter will be elected at the annual meeting of the stockholders to be held within thirteen months after the date of the preceding annual meeting and will consist of not less than three (3) nor more than ten (10) as set from time to time by a majority vote of the Board of Directors and that directors are to be elected for a term of one (1) year by the stockholders of Enhanced Common Stock at Annual Meetings of stockholders are to be held annually for that purpose.

INDEMNIFICATION

      The Company. The Enhanced Articles provide that the Company may and shall indemnify each director, officer, and any employee or agent of the Company, his heirs, executors and administrators, against any and all expenses or liability reasonably incurred by him in connection with any action , suit or proceeding to which he may be a party by reason of his being or having been a director, officer, employee or agent of the Company to the full extent required or permitted by the CBCA, as amended.

      ZuluGroup.com. The ZuluGroup.com Certificate allows ZuluGroup.com to the fullest extent permitted by the provisions of DGCL, and particularly Section 145 of the DGCL, as the same may be amended and supplemented, to indemnify any and all persons whom it shall have power to indemnify under said section from and against any and all of the expenses, liabilities, or other matters referred to in or covered by said section, while such indemnification shall not be deemed exclusive of any other rights to which those indemnified may be entitled under any Bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee, or agent and shall inure to the benefit of the heirs, executors, and administrators of such a person.

SPECIAL VOTING REQUIREMENTS AND AMENDMENT OF CERTIFICATE AND BYLAWS

      The Company. The Enhanced Articles do not contain any special provision with respect to voting requirements for certain business combinations. Therefore, approval of business combinations involving the Company is controlled by the CBCA. The Enhanced Bylaws are subject to amendment, repeal or alteration by vote of a majority of the Directors present at a meeting of the Board of Directors at which a quorum is present. To amend the Certificate, Section 7-111-107 of the CBCA requires the affirmative vote of each voting group entitled to vote, of at least a majority of the outstanding shares to amend the Enhanced Certificate. See "Comparison of Corporate Laws of
Colorado and Delaware" below.

      ZuluGroup.com The ZuluGroup.com Certificate provides that in addition to any affirmative vote required by applicable law and any voting rights granted to or held by holders of Preferred Stock, any alteration, amendment, repeal or rescission of any provision of the ZuluGroup.com Certificate must be approved by a majority of the directors of ZuluGroup.com then in office and by the affirmative vote of the holders of a majority of the outstanding shares of voting stock of the corporation.

      The ZuluGroup.com Certificate provides that any Change (as defined in Article XIII of the ZuluGroup.com Certificate) to Article II, Sections 2, 3 or 4 of the ZuluGroup.com Bylaws must be approved either by a majority of the authorized number of directors and, in certain cases, by the affirmative vote of the holders of a majority of the Common Stock.

COMPARISON OF THE CORPORATE LAWS OF COLORADO AND DELAWARE

      The corporation laws of Colorado and Delaware differ in many respects. Although all the differences are not set forth in this Proxy Statement, certain provisions, which may materially affect the rights of Stockholders, are discussed below.

      Stockholder Approval of Certain Business Combinations. In recent years, a number of states have adopted special laws designed to make certain kinds of "unfriendly" corporate takeovers, or other transactions involving a corporation and one or more of its significant Stockholders, more difficult. Under Section 203 of the DGCL, certain "business combinations" with Interested Stockholders of Delaware corporations, as previously defined, are subject to a three-year moratorium unless specified conditions are met. Section 203 prohibits a Delaware corporation from engaging in a "business combination" with an interested stockholder for three years following the date that such person or entity becomes an interested stockholder.

      A Delaware corporation to which Section 203 applies may elect not to be governed by Section 203 and the ZuluGroup.com Certificate also includes an election to not have the Delaware corporate takeover provisions and protections apply to ZuluGroup.com. As a result, a potential acquirer may be more likely to make a tender offer directly to the stockholders rather than to negotiate with the Company's Board of Directors or to make a two-tiered bid in which all stockholders might not be treated equally. Stockholders should note, however, that the election out of Section 203 will preclude the Board or Directors from rejecting a proposed business combination without stockholder input, will limit the power of the Board to support entrenched management (without stockholder agreement) and will increase the ability of a stockholder or group of stockholders to change control. See "Stockholder Voting" herein.

      Under Colorado law, a foreign corporation merging with or purchasing the shares of a Colorado corporation must comply with certain sections of the CBCA. Both corporations must adopt a plan of merger or share exchange which: (1) sets forth the name of each corporation; (2)the terms and conditions of the share exchange; (3) the manner and basis for exchanging the shares to be acquired; and (4) may set forth other provisions relating to the share exchange. After the Board of Directors of each corporation adopts the plan of merger or share exchange, each shall recommend the plan to its stockholders unless it determines that, because of a conflict of interest or other special circumstances, it should make no recommendation and communicates the basis for its determination to the stockholders with the plan. Each board of directors shall submit the plan to its stockholders for approval, and, unless the article of incorporation, the bylaws, or the plan of merger or share exchange is qualified by the Board of Directors to require a greater vote, the plan shall be approved by each voting group entitled to vote separately on the plan by a majority of all the votes entitled to be cast on the plan by that voting group.

      Removal of Directors. Under Colorado law, unless the articles of incorporation provide otherwise, any Director or the entire Board of Directors may be removed, with or without cause, with the approval of a majority of the outstanding shares entitled to vote; however, if cumulative voting is in effect, no individual Director may be removed if the number of votes cast against such removal would be sufficient to elect the Director under cumulative voting, and any Director elected by a voting group can only be removed by that voting group.

      Under Delaware law, a Director of a corporation that does not have a classified Board of Directors or cumulative voting may be removed, with or without cause, with the approval of a majority of the outstanding shares entitled to vote at an election of Directors. In the case of a Delaware corporation having cumulative voting, if less than the entire Board is to be removed, a Director may not be removed without cause if the number of shares voted against such removal would be sufficient to elect the Director under cumulative voting.

      Indemnification and Limitation of Liability. Colorado and Delaware have similar laws respecting indemnification by a corporation of its officers, Directors, employees and other agents. The laws of both states also permit, with certain exceptions, a corporation to adopt a provision in its articles of incorporation or certificate of incorporation, as the case may be, eliminating the liability of a Director to the corporation or its stockholders for monetary damages for breach of the Director's fiduciary duty. There are nonetheless certain differences between the laws of the two states respecting indemnification and limitation of liability.

      Colorado law does not permit the elimination of monetary liability for breach of fiduciary duty as a Director where such liability is based on: (a) breach of the Director's duty of loyalty to the corporation or its stockholders,
(b) acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of the law, (c) unlawful distributions, (d) any transaction from which the Director directly or indirectly derived an improper personal benefit, or (e) any act or omission occurring before the provision eliminating liability became effective.

      The limitations imposed on such a provision under Delaware law are substantially similar to the limitations imposed by Colorado law as described in the preceding paragraph.

      Colorado law permits indemnification of a person made party to a proceeding because the person is or was a Director against liability incurred in the proceeding if: (a) the person conducted himself or herself in good faith; and (b) the person reasonably believed, in the case of conduct in an official capacity with the corporation, that his or her conduct was in the corporation's best interests, and in the all other cases, that his or her conduct was at least not opposed to the corporation's best interests. Additionally, in the case of any criminal proceeding, the person must have had no reasonable cause to believe his or her conduct was unlawful. Notwithstanding the foregoing, under Colorado law, a corporation may not indemnify a Director in connection with a derivative action in which the Director was adjudged liable to the corporation, or in connection with any other proceeding charging that the Director derived an improper personal benefit, and in which proceeding the Director was adjudged liable on the basis that he or she in fact derived such improper personal benefit. Also, in a derivative action, indemnification is expressly limited to the reasonable expenses incurred in connection with the proceeding.

      Under Delaware law, a corporation may indemnify a Director against all liability (including expenses) in an action other than a derivative action if the person conducted himself or herself in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interest of the corporation (without a distinction made, as in Colorado law, for actions taken in "official capacity"), and with respect to criminal actions, he or she had no reasonable cause to believe that his or her conduct was unlawful. In derivative actions indemnification is may be made for those expenses actually and reasonably incurred, with the additional restriction that if the Director is adjudged liable to the corporation, the court deciding the proceeding must make the special determination that the Director is entitled to indemnification of expenses notwithstanding such adverse adjudication because such person is fairly and reasonable so entitled in view of all the circumstances.

      By comparison, under Colorado law, if a corporation elects not to indemnify a Director against expenses incurred in connection with a derivative action because the Director was found not to have acted within the requisite standard of conduct, a court may nevertheless award expenses if the court determines the Director is fairly and reasonably entitled to indemnification in light of all of the circumstances.

      Under both Colorado and Delaware law, officers, employees and agents (as well as fiduciaries, under Colorado law) may be indemnified to the same extent as Directors.

      Under both Colorado and Delaware law, a corporation must indemnify the person made party to a proceeding because such person was a Director against expenses (including attorney's fees) where such person is successful on the merits or otherwise in defense of such proceeding. Under Colorado law, this mandatory indemnification may be limited by the articles of incorporation. Under Delaware law, this mandatory indemnification is extended to persons made party to a proceeding because such person was an officer, employee or agent of the corporation; under Colorado law, the mandatory indemnification of expenses, as may be further limited by the articles of incorporation, is only extended to officers of the corporation.

      Under Delaware law, the corporation may advance the expenses incurred by a Director in connection with proceedings prior to a final adjudication if the Director executes an undertaking to repay such amounts if it is ultimately determined that the Director is not entitled to indemnification. The Board may set other terms and conditions for the advance of expenses on behalf of employees and agents. Under Colorado law, in addition to the undertaking referred to above (which must be an unlimited general obligation of the Director, but need not be secured), the Director must furnish a written affirmation of the Director's good faith belief that he or she has met the requisite standard of conduct heretofore described.

      Under both Delaware and Colorado law, a "determination" must be made, based on the facts then known to those making the determination, that indemnification would not be precluded under applicable law. The "determination" is made by the affirmative vote a majority of Directors not party to the subject proceeding, by independent legal counsel, or by the stockholders. Colorado law allows for a determination by a committee where no quorum of non-party Directors can be reached; Delaware law does not require a quorum of non-party Directors. A determination is made by stockholders only if the Board directs, or cannot approve because of a lack of non-party Directors; there is no such limitation on stockholder approval under Delaware law. The "determination" must be made in advance of indemnification and advancement of expenses under Colorado law while no prior determination is required for the advancement of expenses under Delaware law.

      The laws of both Delaware and Colorado authorize a corporation's purchase of insurance on behalf of Directors, officers, employees and agents, regardless of the corporation's statutory authority to indemnify such person directly. Colorado law specifically allows such insurance to be purchased from a company in which the corporation has equity or other interests.

      Under Colorado law, a corporation can indemnify officers, employees, fiduciaries and agents (but not Directors) to a greater extent than provided in the CBCA, subject to public policy concerns, if such rights are set forth in the articles of incorporation, bylaws, or Board or shareholder resolution, or by contract.

      While Colorado law does not provide for extended indemnification of Directors, under Delaware law, a Director's rights to indemnification are not limited to those set forth in the DGCL, and may be expanded by the bylaws, agreement, common law, or otherwise, though limitations could be imposed by a court on grounds of public policy.

      Dividends and Repurchases of Shares. Colorado law dispenses with the concepts of par value of shares as well as statutory definitions of capital, surplus and the like. The concepts of par value, capital and surplus are retained under Delaware law.

      Under Colorado law, a corporation may not make any distribution (including dividends, or repurchases and redemptions of shares) if, after giving effect to the distribution, (i) the corporation would not be able to pay its debts as they become due in the usual course of business, or (ii) the corporation's total assets would be less than the sum of its total liabilities plus (unless the articles of incorporation permit otherwise) the amount that would be needed, it the corporation were to be dissolved at the time of the distribution, to satisfy the preferential liquidation rights of stockholders not receiving the distribution.

      Delaware law permits a corporation to declare and pay dividends out of surplus or, if there is no surplus, out of net profits for the fiscal year in which the dividend is declared and/or for the preceding fiscal year as long as the amount of capital of the corporation following the declaration and payment of the dividend is not less than the aggregate amount of the capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets. In addition, Delaware law generally provides that a corporation may redeem or repurchase its shares only if the capital of the corporation is not impaired and such redemption or repurchase would not impair the capital of the corporation.

      Stockholder Voting. Under Delaware law a majority of the stockholders of both acquiring and target corporations must approve statutory merger, except in certain circumstances substantially similar under both Colorado and Delaware law. Also, under Delaware law a sale of all or substantially all of the assets of a corporation must be approved by a majority of the outstanding voting shares of the corporation transferring such assets.

      With certain exceptions, Colorado law also requires that mergers, share exchanges, certain sales of assets and similar transactions be approved by a majority vote of each voting group of shares outstanding. In contrast, Delaware law generally does not require class voting, except in certain transactions involving an amendment to the certificate of incorporation that adversely affects a specific class of shares. As a result, stockholder approval of such transactions may be easier to obtain under Delaware law for companies, which have more than one class of shares outstanding.

      Interested Director Transactions. Under both Colorado and Delaware law, certain contracts or transactions in which one or more of a corporation's Directors has an interest are not void or voidable because of such interest provided that certain conditions, such as obtaining the required approval and fulfilling the requirements of good faith and full disclosure, are met.

      With certain exceptions, the conditions are similar under Colorado and Delaware law. The most significant difference between the DGCL and the CBCA is that under Colorado law, a corporation cannot rely on ratification or authorization of a disinterested Board of Directors regarding a loan or guaranty benefiting a Director unless the stockholders have been given at least 10 days written notice.

      Stockholder Derivative Suits. Colorado law provides that the corporation or the defendant in a derivative suit may require the plaintiff stockholder to furnish a security bond if the stockholder holds less than five percent of the outstanding shares of any class and such shares have a market value of less than $25,000. Delaware does not have a similar bonding requirement.

      Appraisal Rights. Under both Colorado and Delaware law, a stockholder of a corporation participating in certain major corporate transactions may, under varying circumstances, be entitled to appraisal rights pursuant to which such stockholder may receive cash in the amount of the fair market value of his or her shares in lieu of the consideration he or she would otherwise receive in the transaction.

      Appraisal rights are available in response to similar transactions under both Delaware and Colorado law, except that under Colorado law, appraisal rights are also available to a stockholder in the event of (i) a share exchange to which the corporation is a party as the corporation whose shares will be acquired (a transaction not specifically authorized by Delaware law); (ii) a sale, lease, exchange or other disposition of all or substantially all of the assets of a corporation or an entity which the corporation controls if a vote of the stockholders is otherwise required; and (iii) a reverse stock split if the split reduces the number of shares owned by the stockholder to a fraction of a share or to scrip and such fraction or scrip is to be acquired for cash or voided pursuant to the statutory procedure available under the CBCA. Under Colorado law, shareholders of the Company will not be entitled to exercise rights of appraisal or dissent with respect to the transactions to be submitted to the Annual Meeting.

      In addition, there are differences in the timing of payments made to dissenting stockholders, the ability of a court to award attorneys' fees, and the manner of determining "fair value" which may make Colorado law more favorable from a shareholder's point of view.

      Under both Delaware and Colorado law, stockholders or shareholders, as the case may be, (i) must receive prior notice of their rights to dissent, (ii) must deliver their notice of dissent prior to the corporate action given rise to dissenter's rights, and (iii) are entitled to receive notice from the corporation of the effectiveness of the corporate action within 10 days.

      Under Delaware law, a dissenting stockholder has 120 days to obtain from the corporation a settlement of the fair value of his or her shares. If no settlement is reached at that time, the stockholder may petition the Delaware Court of Chancery to determine the fair value of the shares, after which the corporation will be instructed to pay to the dissenting stockholder the fair value, as determined. The court costs will be allocated among the corporation and dissenting stockholders, as equitable, and the legal fees for dissenting stockholders who prosecute their claims may be spread among the dissenting stockholders as a group. Finally, in determining "fair value" the Court of Chancery is required to consider all relevant factors, and to include interest.

      Under Colorado law, a dissenting stockholder may make a demand no later than 30 days following the notice from the corporation of the maturity of his or her appraisal rights. Upon receipt of such demand (or the effective date of the transaction, whichever is later), the corporation must pay each dissenter who has properly followed the procedure set forth in the CBCA an amount which the corporation estimates to be the fair value of the dissenter's shares, plus interest. In addition, the corporation must also deliver, among other things, financial statements, a statement of the estimate of fair value, an explanation of how interest was calculated, a statement of dissenters rights to demand an additional valuation and a copy of the relevant DGCL provision. If the dissenting stockholder is dissatisfied with this offer, he or she may then, within 30 days, keep the payment, but reject the corporation's calculation of fair value and present a counter-offer. If the corporation does not agree with the dissenting stockholder's counter-offer, the corporation is forced to commence an appraisal proceeding. A court will then determine the fair value of the court can also assess legal fees not only among the class of dissenters as under Delaware law, but against the corporation if it is determined that it is equitable to do so and that the corporation did not substantially comply with the procedures set forth in the CBCA.

      The costs of the proceeding shall be assessed to the corporation but may also be awarded to any party if the opposing party is found to have acted arbitrarily, vexatiously or not in good faith.

      Unlike in Delaware, the CBCA does not specifically prohibit the court from taking into effect any appreciation in the fair value of the shares attributable to the "accomplishment or expectation" of the transaction giving rise to dissenter's rights. In addition, Colorado law is not well developed in the context of valuing dissenter's shares. Thus, the fair value of dissenter's shares assigned by a court interpreting the CBCA could differ significantly (and could be significantly lower) from the value assigned by a Delaware court. The procedure under Colorado laws will likely ensure that dissenters receive at least some value from the corporation for their shares at an earlier date.

      Dissolution. Under Colorado law, dissolution may be authorized by the adoption of a plan of dissolution by the Board of Directors, followed by the recommendation of the proposal to the stockholders (unless because of a conflict of interest or other circumstances the Board determines it cannot make any recommendation), then followed by the approval of a majority of stockholders entitled to vote thereon.

      Colorado law also provides for judicial dissolution of a corporation in an action by a stockholder upon a showing that (i) the Directors are deadlocked in management, the stockholders are unable to break the deadlock, and irreparable injury to the corporation is threatened or being suffered, or the business and affairs of the corporation can no longer be conducted to the advantage of the stockholders generally, because of the deadlock; (ii) the Directors or those in control of the corporation are acting or will act in a manner which is illegal, oppressive, or fraudulent; (iii) the stockholder have been deadlocked over two annual meetings in the election of Directors; or (iv) the corporate assets are being misapplied or wasted. A Colorado corporation can also be dissolved judicially upon other grounds in a proceeding by the attorney general, or in a proceeding by creditors, as well as by the secretary of state.

      Under Delaware law, unless the Board of Directors approves the proposal to dissolve, the dissolution must be approved in writing by all of the Stockholders entitled to vote thereon. Only if the dissolution is initially approved by the Board of Directors may it be approved by a simple majority of the outstanding shares of the corporation's stock entitled to vote. In the event of a Board-initiated dissolution, Delaware law allows a corporation to include in its certificate of incorporation a supermajority (greater than a simple majority) voting requirement in connection with dissolutions. Delaware law provides for dissolution by operation of law for abuse, misuse or nonuse of its corporate powers, privileges or franchises.

      Action by Written Consent. Under Colorado law, unless the articles of incorporation require that a particular action is to be taken at a meeting of stockholders, any action to be taken by stockholders may be taken instead by the unanimous written consent of all stockholders entitled to vote thereon.

      Under Delaware law, action in lieu of a meeting is also allowed. Such an action may be taken if allowed by a written consent signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted in favor of the action. Those stockholders not executing written consents (and who would otherwise be entitled to notice of a meeting at which such action would have otherwise taken place) must receive prompt written notice of the action taken. Some stockholders thus could receive notice of certain matters after stockholder action has been taken if a majority of stockholders deliver their prior consent to such action in lieu of a meeting.

THE BOARD OF DIRECTORS OF THE COMPANY HAS CONCLUDED THAT THE CHANGE OF THE STATE OF INCORPORATION FOR THE COMPANY TO DELAWARE AND, IN CONNECTION THEREWITH, THE CHANGE OF THE NAME OF THE COMPANY TO ZULUGROUP.COM, INC., AND THE INCREASE OF THE COMPANY'S AUTHORIZED CAPITAL TO 100 MILLION SHARES OF DELAWARE COMMON STOCK AND TO 25 MILLION SHARES OF DELAWARE PREFERRED STOCK IS IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS AND THEREFORE IT RECOMMENDS A VOTE "FOR" PROPOSAL I.

                                   PROPOSAL II

APPROVAL OF THE ISSUANCE OF SHARES OF COMMON STOCK UNDERLYING THE 1998 PREFERRED
                                     STOCK

THE BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED AND IS SUBMITTING FOR STOCKHOLDER APPROVAL A PROPOSAL TO AUTHORIZE THE ISSUANCE OF 5,443,600 SHARES OF COMMON STOCK, WHICH SHARES OF COMMON STOCK ARE ISSUABLE UPON CONVERSION OF THE 1998 PREFERRED STOCK.

CERTAIN ASPECTS OF PROPOSAL II AND THE DETAILS OF THE RIGHTS OF THE 1998 PREFERRED STOCK, AS SET FORTH IN THE CERTIFICATES OF DESIGNATION, ARE SUMMARIZED BELOW. THE SUMMARY IS QUALIFIED BY REFERENCE TO THE FORMS OF CERTIFICATE OF DESIGNATION WHICH ARE ATTACHED AS APPENDIX C AND INCORPORATED HEREIN BY REFERENCE.

BACKGROUND OF THE MARCH TRANSACTIONS

      In early 1998, the Board of Directors of the Company agreed to pursue transactions directed at the acquisition of new business opportunities and procuring financing for its operations since prospects for its operating results and business plan were not progressing effectively. Members of the Board of Directors were asked to assist management in identifying entities with whom the Company could enter into strategic, capital, or other transactions which could provide new business opportunities, the equity needed to meet operating requirements and to preserve the Company's NASDAQ listing.

      Initial meetings among representatives and principals of the Company and of Netvest Capital Partners, LP, a Delaware limited partnership ("Netvest") which then owned approximately 19.4% of the Zulu-tek Common Stock, were held in mid-February. At these meetings, the Company and its representatives indicated their interest in expanding and energizing the Company's business perspectives and in finding business opportunities that would support public trading market interest. The Board of Directors and management of the Company concluded that a transaction with Netvest which would foster business synergies with Zulu-tek would provide these opportunities and prospects for the Company.

      By action of the Board of Directors of the Company, the Company entered into a Securities Acquisition Agreement, dated as of March 3, 1998, pursuant to which the Company entered into a series of transactions on March 6, 1998 with Netvest, and Netvest entered into transactions with certain other investors and affiliates of the Company ("March Transactions").

      In the March Transactions, the Company issued 220,000 shares of newly issued Common Stock and one million shares of its newly authorized Series 1998 Preferred Stock, $3.00 par value per share ("1998 Preferred Stock") in exchange for the 12 million common shares $.001 par value ("Zulu-tek Common Stock") of Zulu-tek, and one million shares of Zulu-tek's Series D Preferred Stock $.001 par value ("Zulu-tek Preferred") held by Netvest.

      In the March Transactions, the investment valuation was determined based upon the fair market value of the Company's Common Stock and the 1998 Preferred Stock issued in the transaction. The value of the Company's Common Stock issued to Netvest was determined to be an aggregate of $4,045,000 consisting of $1,045,000 (220,000 shares of Common Stock at the then current market price) plus $3 million value for the 1998 Preferred Stock (one million shares at a stated value of $3.00 per share). This valuation was supported by the fact that, at the time of the transaction, the market price of the Zulu-tek Common Stock was in the range of $0.50 to $0.65 per share, so that, even after applying a discount of 35%, the value of the 12 million shares of Zulu-tek Common Stock acquired by the Company approximated the $4,045,000 investment recorded by the Company. Accordingly, in the March Transactions, the Company did not need to, and therefore did not, separately value the one million shares of the Zulu-tek Preferred it received.

      As fully implemented, the March Transactions were intended to provide the Company and its stockholders with access to an expanded business opportunity. Management of both entities believed that this combination would facilitate capital formation and attract investment and business interest from individuals and entities that preferred, or were limited to, investing in or pursuing business enterprises that traded on NASDAQ. See "Discussion of Matters Relevant to Action on Proposals II, III, and IV." for a discussion of the effects on the business of the Company and Zulu-tek.

      All of the securities issued and exchanged in the March Transactions are restricted securities. Prior to the March Transactions, there were 1,131,474 shares of the Company's Common Stock outstanding and 283,973 shares of Common Stock reserved for issuance for a total of 1,415,447 shares on a fully diluted basis (with a result that the 220,000 shares of Common Stock issued in the March Transactions constituted an issuance of approximately 19.4% of the Company's Common Stock or 15.5% on a fully diluted basis at March 6, 1998).

      On May 29, 1998, the Company effected a 100% stock dividend/2:1 stock split and, unless otherwise noted, references in this proxy statement give effect to that adjustment. As a result, each share of the 1998 Preferred Stock is convertible on the basis of 5.5436 shares of the Company's Common Stock after giving effect to the 100% stock dividend/2:1 stock split effected on May 29, 1998, solely at the option of the Company and only after receipt of stockholder approval. This condition was adopted by the Company in issuing the 1998 Preferred Stock to assure compliance with the NASDAQ rules which, as described below, require stockholder approval for any issuance of more than 20% of the Company's outstanding shares. If stockholder approval of Proposal II is received at this Annual Meeting, the 5,543,600 shares of the Company's Common Stock will be issued as restricted securities but will be registered for resale in the same SEC Registration Statement as the Common Stock which is expected to be distributed to ZULU-tek stockholders in the liquidation described in Proposal
IV. See "NASDAQ Matters."

      The Zulu-tek Common Stock currently trades on NASDAQ (OTC: "ZULU"). As of the Record Date, there were 51,917,263 shares of Zulu-tek Common Stock outstanding and no shares of Zulu-tek Common Stock reserved for issuance. After giving effect to Zulu-tek's 10:1 reverse stock split effective December 31, 1998 (and the rounding up of shares issued in the split) and the shares being issued in connection with the December Investment, there are 5,291,868 shares of Zulu-tek Common Stock outstanding. The Zulu-tek Preferred received in the March Transactions is non-voting except in certain corporate reorganizations, mergers and similar matters and in such instances, each share entitles the holder to fifty votes per share. The terms and relative rights of the Common Stock issued on conversion of the 1998 Preferred Stock are described below ("See Description of Capital Stock of the Company").

REQUIRED AFFIRMATIVE VOTE

IN ACCORDANCE WITH THE PROVISIONS OF THE 1998 PREFERRED STOCK AND THE COMPANY'S INTENT TO CONTINUE TO COMPLY WITH THE NASDAQ RULES PENDING ITS APPEAL OF THE DELISTING, THE AFFIRMATIVE VOTE OF A MAJORITY OF THE OUTSTANDING VOTING POWER OF THE COMPANY'S COMMON STOCK IS REQUIRED TO ADOPT PROPOSAL II SINCE UPON CONVERSION OF THE 1998 PREFERRED STOCK, THE COMPANY WILL BE REQUIRED TO ISSUE SHARES OF COMMON STOCK WHICH EXCEED 20% OF THE CURRENTLY OUTSTANDING COMMON STOCK OF THE COMPANY.

THE BOARD OF DIRECTORS OF THE COMPANY CONCLUDED THAT THE MARCH TRANSACTIONS WERE FAIR TO AND IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS. THE BOARD OF DIRECTORS BELIEVES THAT THIS PROPOSAL II IS IN THE BEST INTEREST OF THE COMPANY AND ITS STOCKHOLDERS. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL II TO ASSURE FULL COMPLIANCE WITH THE RULES OF THE NASDAQ STOCK MARKET.

                                  PROPOSAL III

   APPROVAL OF THE ISSUANCE OF SHARES OF COMMON STOCK UNDERLYING THE INVESTOR
                                PREFERRED STOCK

THE BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED AND IS SUBMITTING FOR STOCKHOLDER APPROVAL A PROPOSAL TO AUTHORIZE THE ISSUANCE OF UP TO 10 MILLION SHARES OF COMMON STOCK, ISSUABLE UPON CONVERSION OF THE INVESTOR PREFERRED STOCK WHICH MAY BE ISSUED FROM TIME TO TIME IN 1998 IN CONNECTION WITH A PRIVATE PLACEMENT OF UP TO $5 MILLION TO CERTAIN INVESTORS.

CERTAIN ASPECTS OF PROPOSAL III AND THE DETAILS OF THE RIGHTS OF THE INVESTOR PREFERRED, AS SET FORTH IN THE CERTIFICATES OF DESIGNATION, ARE SUMMARIZED BELOW. THE SUMMARY IS QUALIFIED BY REFERENCE TO THE FORMS OF CERTIFICATE OF DESIGNATION WHICH IS ATTACHED AS APPENDIX D AND INCORPORATED HEREIN BY REFERENCE.

ISSUANCE OF THE INVESTOR PREFERRED

      In May 1998, the Board of Directors considered and in August 1998, the Board of Directors accepted a proposal from Netvest and certain other parties, including Netvest participants and affiliates, to acquire up to 100,000 shares of a newly authorized class of convertible preferred shares ("Investor Preferred") at a per share price of $50.00 per share. In December 1998, certain related parties agreed to convert $5,000,000 payable to them into the 100,000 shares of Investor Preferred. If Proposal II is approved at the Meeting, the holders, at their option, will be entitled to convert the Investor Preferred on the basis of one hundred shares of restricted Common Stock for each share of Investor Preferred. Thus, if fully converted, the holders would be entitled to an aggregate of 10 million shares of Common Stock, on a fully diluted basis.

      The Investor Preferred was offered on these terms because there was no assurance that there would be sufficient authorized shares of the Company's Common Stock to allow for conversion to shares of restricted Common Stock, and no assurance of conversion or registration could be provided. Since the number of shares into which the Investor Preferred is convertible exceeds 20% of the outstanding Common Stock, under the new NASDAQ Rules as described below (see "NASDAQ Matters"), stockholder approval is required for the issuance of the Common Stock upon conversion of the Investor Preferred Stock. Until Proposal I is approved, resulting in an increase in the number of authorized shares of the Common Stock to 100 million shares, the conversion of the Investor Preferred is limited.

      The other terms and relative rights of the Investor Preferred are described below (see "Description of Capital Stock of the Company"). If the Investor Preferred is converted into Common Stock, the shares of Common Stock will be issued as restricted shares but the holders will be entitled to pendent registration rights in registration statements filed by the Company, including a registration statement filed in connection with any consolidation, merger or other combination of the Company and Zulu-tek.

REQUIRED AFFIRMATIVE VOTE

SINCE THE COMPANY INTENDS TO CONTINUE TO COMPLY WITH THE NASDAQ RULES PENDING ITS APPEAL OF THE DELISTING, THE AFFIRMATIVE VOTE OF A MAJORITY OF THE OUTSTANDING VOTING POWER OF THE COMPANY'S COMMON STOCK IS REQUIRED TO ADOPT PROPOSAL III SINCE UPON CONVERSION OF THE 1998(B) PREFERRED STOCK, THE COMPANY WOULD BE REQUIRED TO ISSUE SHARES OF COMMON STOCK WHICH EXCEED 20% OF THE CURRENTLY OUTSTANDING COMMON STOCK OF THE COMPANY.

THE BOARD OF DIRECTORS OF THE COMPANY CONCLUDED THAT THE TERMS OF THE INVESTOR PREFERRED WERE FAIR TO AND IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS. THE BOARD OF DIRECTORS BELIEVES THAT THIS PROPOSAL IS IN THE BEST INTEREST OF THE COMPANY AND ITS STOCKHOLDERS. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL III.

                                   PROPOSAL IV

               APPROVAL OF THE ISSUANCE OF SHARES OF COMMON STOCK
               UNDERLYING THE 1998(B) CONVERTIBLE PREFERRED STOCK


THE BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED AND IS SUBMITTING FOR STOCKHOLDER APPROVAL, A PROPOSAL TO AUTHORIZE THE ISSUANCE TO ZULU-TEK, FOR SUBSEQUENT DISTRIBUTION TO ITS STOCKHOLDERS, OF 5,200,000 SHARES OF COMMON STOCK, WHICH SHARES OF COMMON STOCK ARE ISSUABLE UPON CONVERSION OF THE 1998(B) PREFERRED STOCK.

CERTAIN ASPECTS OF PROPOSAL IV AND THE DETAILS OF THE RIGHTS OF THE 1998(B) PREFERRED STOCK, AS SET OUT IN THE CERTIFICATES OF DESIGNATION, ARE SUMMARIZED BELOW. THIS SUMMARY IS QUALIFIED BY REFERENCE TO THE FORM OF CERTIFICATES OF DESIGNATION WHICH IS ATTACHED AS APPENDIX E AND F AND INCORPORATED BY REFERENCE HEREIN. THE SECURITIES ACQUISITION AND REORGANIZATION AGREEMENT IS ATTACHED AS APPENDIX G.

THE SEPTEMBER TRANSACTIONS:

      Pursuant to the terms of a Securities Acquisition and Reorganization Agreement ("Reorganization Agreement") dated as of September 9, 1998, the Company and Zulu-tek have entered into a series of transactions (the "Reorganization") in which, among other things, the Company issued (i) 520,000 shares of the newly authorized 1998(B) Preferred Stock which is convertible into
5.2 million shares of the Company's Common Stock, but only after such conversion is approved by the stockholders of the Company at the Annual Meeting; (ii) agreed to issue up to 10,209 shares of 1998(C) Preferred Stock to replace the Series C Preferred Stock held by Softbank Holdings, Inc., OzEmail Limited and certain other former stockholders of Zulu Media, Inc.; and (iii) agreed to provide up to $374,800 for Zulu-tek to fund the repurchase of some or all of Zulu-tek's outstanding Series A Preferred Stock.(1)

      In the Reorganization, the Company acquired all of the assets and liabilities of Zulu-tek, including but not limited to all of Zulu-tek's physical, tangible and intangible assets, and all of the issued and outstanding capital stock of Echomedia Technologies, Inc, and Mediabank, Inc., which holds the shares of Zulu Media, Inc. (formerly Softbank Interactive Marketing, Inc., or "SIM"). (2) The Reorganization was approved by the Board of Directors of the Company, as well as by the Board of Directors of Zulu-tek, for Zulu-tek and as shareholders of the intermediate subsidiary which holds the Zulu Media shares, and by a majority of the holders of Zulu-tek Common Stock (acting by written consent).


--------

(1) In December, 1998, Zulu-tek issued an additional 1 million shares of Zulu-tek Common Stock in connection with the December Investment; the proceeds from the December Investment were contributed by Zulu-tek to the Company in exchange for 1 million shares of Company Common Stock.

(2) Pursuant to the terms of the 1996 Shareholders Agreement among the individual shareholders of Zulu Media, Inc. (formerly SIM), Zulu Media has exercised its right to repurchase the shares of Zulu Media not acquired by Mediabank in December, 1997. Zulu-tek has provided the individual shareholders with the Zulu Media audited financial statements and notified them that the shares were being repurchased for no additional consideration; as of the date of this proxy, the individuals have not returned their stock certificates to Zulu-tek.

      The Reorganization Agreement provides that if the conversion of the 1998(B) Preferred Stock is not approved by the stockholders of the Company prior to January 31, 1999, either party shall have the right to terminate the transaction. The Reorganization Agreement also provides that certain of the Reorganization matters, including arrangements with respect to the 1998(C) Preferred Stock, are to be completed as post-closing matters and, if all of such matters are not completed, the parties have a right to terminate the Reorganization on or before January 31, 1999 and to return the parties to their status prior to closing.

      The 1998(B) Preferred Stock is not entitled to vote. The Company is obligated, if the conversion has been approved by its stockholders, to register the Common Stock underlying the 1998(B) Preferred Stock for resale and to have the registration statement effective, as promptly as feasible, after the stockholder approval.

      In connection with the Reorganization, the Board of Directors of Zulu-tek will adopt a plan of liquidation, contingent upon the approval of the conversion of the 1998(B) Preferred Stock and approval of the plan of liquidation by the Zulu-tek stockholders. The plan of liquidation as currently contemplated would require Zulu-tek to distribute the 5.2 million shares of the Company's Common Stock, the 1998(C) Preferred Stock and the cash, if any, (its only assets) to the Zulu-tek stockholders and to liquidate no later than February 28, 1999. Before giving effect to the December Investment, the Company holds 1.2 million shares (23%) of the approximately 5.2 million shares of outstanding Zulu-tek Common Stock; accordingly, subject to the negotiations with the holders of the Zulu-tek Series A Preferred Stock and the Zulu-tek Series C Preferred Stock (in which the Company may limit its right to participate in the exchange and make its allotment available to holders of such classes), Zulu-tek stockholders other than the Company and the stockholders who made the December Investment will be entitled to receive 4 million shares (77% of the 5.2 million shares) of the Company's Common Stock upon the liquidation of Zulu-tek in exchange for the Zulu-tek Common Stock currently held by them. In addition, the stockholders who made the December Investment will be entitled to receive 1 million shares of Company Common Stock, on the same share for share basis as the other Zulu-tek shareholders.

      If Proposal IV is approved and the Zulu-tek stockholders approve the liquidation, the holders of Zulu-tek Common Stock will be deemed to become holders of the Company's Common Stock on the liquidation date, without regard to the date or dates the certificates currently representing shares of Zulu-tek Common Stock are physically surrendered for exchange. After giving effect to a 10:1 reverse stock split by Zulu-tek effective on December 31, 1998, the Zulu-tek stockholders, including the stockholders who made the December Investment, will be deemed to have received one share of the Company's Common Stock for each share of Zulu-tek Common Stock. When the Zulu-tek certificates are surrendered for transfer or reissuance, the Zulu-tek certificate will be deemed to represent one share of the Company's Common Stock for each share of Zulu-tek delivered for transfer. New certificates will be issued in due course after the shares of Zulu-tek Common Stock are tendered to Corporate Stock Transfer, Inc. which has been designated as the Company's exchange agent ("the Exchange Agent") for exchange or transfer.

      No fractional shares of the Company's Common Stock will be issued and any fractional shares created by such a conversion will be rounded to the next largest whole number. The Exchange Agent will be provided with sufficient shares of unissued Common Stock to hold in trust and to use for those additional shares issued in lieu of the fractional shares created by the transaction. Based on information available to the Company, there are approximately 300 different stockholders of Zulu-tek and, therefore, 5.2 million shares of Common Stock should be sufficient to accommodate the required additional shares. Also, to the extent that a stockholder presents more than one certificate representing Zulu-tek Common Stock, the Exchange Agent may aggregate the ownership before calculating whether rounding is needed.

      The Reorganization is intended to constitute a tax free reorganization to Zulu-tek, the stockholders of Zulu-tek and to the Company under Sections 354 and 368(a)(1)(D) of the Internal Revenue Code of 1986 as amended. (See "Tax Treatment of the Transactions Contemplated by Proposal I and Proposals II, III and IV.")

REQUIRED AFFIRMATIVE VOTE

SINCE THE COMPANY INTENDS TO CONTINUE TO COMPLY WITH THE NASDAQ RULES PENDING ITS APPEAL OF THE DELISTING, THE AFFIRMATIVE VOTE OF A MAJORITY OF THE OUTSTANDING VOTING POWER OF THE COMPANY'S COMMON STOCK IS REQUIRED TO ADOPT PROPOSAL IV. UPON CONVERSION OF THE 1998(B) PREFERRED STOCK, THE COMPANY WOULD BE REQUIRED TO ISSUE SHARES OF COMMON STOCK WHICH EXCEED 20% OF THE CURRENTLY OUTSTANDING COMMON STOCK OF THE COMPANY.

THE BOARD OF DIRECTORS OF THE COMPANY CONCLUDED THAT THE TERMS OF THE 1998(B) PREFERRED STOCK WERE FAIR TO AND IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS. THE BOARD OF DIRECTORS BELIEVES THAT THIS PROPOSAL IS IN THE BEST INTEREST OF THE COMPANY AND ITS STOCKHOLDERS. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL IV.

                        DISCUSSION OF MATTERS RELEVANT TO
                       ACTION ON PROPOSALS II, III AND IV

BUSINESS

BACKGROUND

      The March and September Transactions have provided the Company with access to Zulu-tek's interactive sales and marketing expertise and provided an opportunity to expand the Company's business potential. As noted in the discussion of Proposal II, in early 1998, the Company recognized that it needed to identify a broader business strategy that had the potential to provide stockholder value over the next several years. The Zulu-tek opportunity was identified as the strategy to be pursued and it resulted in the March Transactions.

      Since March, the Company and Zulu-tek and their respective subsidiaries have been pursuing a strategic plan known as the "Zulu Group" to build on the strategic similarities of the Company and Zulu-tek and to allow for the refocusing of the business efforts of both entities, as appropriate.

THE INTERNET STRATEGY

      Management believes that a coordinated Internet focus, coupled with the acquisitions of e-commerce and online shopping enterprises, will allow the resulting entity to effect a convergence under one umbrella of diverse services focused specifically on the Internet as a communications and transaction medium. Management believes the combined enterprise can attain a unique market position to answer the full range of business demands that result from the exploding commercial reliance on the Internet. The current management strategy is to position the Company as a "one-stop" solution for companies that want to generate commerce on the Internet and for potential users who want to remain competitive in this environment by combining technology with e-commerce and interactive advertising.

      The Company has pursued its internet strategy through its relationship with Zulu Media, an interactive advertising sales and marketing company, with its headquarters in Los Angeles. Prior to the acquisition of Zulu Media, formerly SIM, by Zulu-tek in December 1997, SOFTBANK Holdings, Inc., a unit of a multi-billion international corporation with varied high-technology interests, had invested more than $28 million in proprietary technology, sales force development, infrastructure and brand development for SIM. A pioneer of interactive advertising sales and marketing, Zulu Media and its predecessors have handled advertising sales for many of the largest, most established, well-branded sites on the World Wide Web (the "Web"). Zulu Media believes that it has been a key element in the growth of the Web as an accepted and effective advertising medium. Through its sales force and marketing, technical and administrative personnel, Zulu Media now can offer its clients marketing sophistication, customer service and access to key decision makers within the advertising and Internet communities.

      However, the transition from Zulu Media's prior status as an entity fully funded, on an as-needed basis by a major enterprise, to a stand-alone enterprise expected to generate capital, revenues and operating cash flow through a self-sustaining management team has presented significant challenges. In addition, over the months following the acquisition of Zulu Media, it became apparent that information concerning the business and financial status of the enterprise received at the time of the transaction were optimistic with respect to sales and minimized the payables in Zulu Media. As a result, during 1998, a significant portion of corporate energies have been devoted to restructuring Zulu Media, to establishing a new management, technology and marketing team, and to addressing the disruptions and financial pressures which frequently result from new corporate ownership. Since the March Transactions, the Company, Zulu Media, Zulu-tek and Laptop have been working together to develop long term synergies for the Company.

      Management believes this strategy is consistent with industry developments. The Web has established itself as the fastest growing major communications medium in history. At the end of 1997, less than five years after its initial development, the Web has over 50 million users. By way of comparison, cable television took ten years, broadcast television took 13 years and radio took 38 years to reach the same size audience.(3) Approximately 49 million people currently use the Web, up 33% in the last year, and the number of users is forecast to grow almost threefold to 116 million users in 2002.(4)

      Paralleling the growth of the Web as a major communications, information and entertainment medium has been its development as a significant, broad-based advertising and promotion medium. Online advertising spending, including cash and barter, has grown from a mere $55 million in 1995 to almost $1 billion forecast for 1997. Spending tripled from 1996 to 1997 and substantial future growth is expected, with a compound rate of 54% from 1996 to 2002, reaching $7.7 billion.

      It had been estimated that total on-line retail sales revenues will grow from $2.4 billion in 1997 to approximately $17.4 billion in 2001 with 1998 fourth quarter sales estimated at $3.5 billion and with each of the projected 43 million on-line consumers spending approximately $400 a year.(5) Early reports of 1998 holiday sales indicate approximately $2.4 billion in Internet sales, an amount that was consistent with the $3.5 billion quarterly estimate.(6)

      For future planning, the Company is focused on three business areas: ad sales, e-commerce and on-line shopping. To accomplish this plan, management believes it will be necessary to be continually sensitive to industry developments, to develop well managed in-house technical support and to complement its current offerings through acquisition and strategic arrangements with enterprises in e-commerce based strategies. In addition, since the entire Internet and interactive industry is developing so rapidly, management believes it will need to be extremely flexible in addressing market changes and expectations.


----------
(3) Source:  Morgan Stanley research.
(4) Source:  Jupiter Communications.
(5) Source:  Forrester Research, Inc.
(6) Source:  USA Today, January 6, 1999.

LAPTOP SOLUTIONS INC.

      Laptop Solutions Inc. ("Laptop") is an operating subsidiary of the Company offering a broad base of technical and management services to the portable computing market. Historically, most of Laptop's revenues have been derived from portable computer services. It offers repair services as an authorized warranty provider for Toshiba, Compaq, Panasonic, IBM, and Texas Instruments, as well as non-warranty repairs on most other portable computers. Laptop also upgrades laptop/notebook hard drives, processors and RAM. Its asset management services include managing, tracking, replacing, inventorying and logistical support of its customers' portable computers as well as end-of-life retirement and refurbishment programs. Pre-delivery preparation and integration services include the installation and testing of accessories, peripherals and enhancements from various manufacturers, and by performing custom software loads, custom data loads and burn-in of hardware, Laptop sets up and delivers portable computers to its customers' individual requirements. Laptop's Solutions Engineering Division designs, engineers, manufactures, installs and sells portable computer accessories, peripherals and enhancements for its customers' specific field automation projects. Laptop's C/VAR2000TM anti-reflective film application is designed to greatly improve screen readability in sun and direct light conditions. Laptop currently resells product only at the component level and as a part of a larger product or service offering. Since the March Transactions, Laptop's operations have been consolidated to Irvine, California, where it designs, manufactures, assembles, installs, integrates and fulfills specialty accessories, peripherals and enhancements for portable computers.

NB ENGINEERING, INC.

      NB Engineering, Inc., dba NB Digital Solutions ("NB Engineering") was closed down in May 1998. After the March Transactions, management of the Company, Zulu-tek and Zulu Media analyzed the capital requirements of bringing the NB Engineering products and concepts to a commercial level and the relative long term returns from the NB Engineering endeavors. They concluded that the future prospects for NB Engineering did not warrant the needed investments, particularly since this would require a commitment of funds that were expected to generate more substantial returns from the interactive business plan being pursued by Zulu-tek.

PRODUCTS AND SERVICES

ZULU MEDIA

      Zulu Media currently offers two major products to advertisers: The Foundation Buy Program and the Zulu Network (formerly the SOFTBANK Network). The Foundation Buy Program was the first product to be developed and is composed of specific, well-branded Web sites. In this capacity, Zulu Media has represented such well-known sites as Netscape, Playboy, Lycos, Yahoo!, Hotmail, Mapquest, LookSmart and WSI Intellicast. Advertisers seeking branding and targeted audience reach in specific editorial contexts benefit from the extensive reach and frequency of The Foundation Buy Program sites, which together at the end of 1997 offered over 1.0 billion impressions per month. In its representation of The Foundation Buy Program Web sites, Zulu Media generally functions as the exclusive third-party sales agent, the Web sites control their available advertising inventory and pricing, and Zulu Media earns commissions on all advertising run on the site. During 1997, the first full year of operations for Zulu Media, it generated nearly $39 million in advertising for its clients, representing an estimated 10 to 15 percent of all cash advertising on the Web.

      The Zulu Network, which serves a complementary role to The Foundation Buy Program, operates in a somewhat different manner. Zulu Network affiliates make available to Zulu Media a specified minimum and maximum volume of impressions, which Zulu Media then aggregates into categories of complementary content. There are currently nine content categories including: Travel, Arts & Entertainment, Finance, College, Business, Sports, etc. Network advertising revenue generated by Zulu Media is shared with the individual Web sites on predetermined bases; however, Zulu Media's share of Zulu Network revenue is generally significantly greater than The Foundation Buy Program commission percentages.

      While large, well-branded sites such as those in The Foundation Buy Program generate sufficient audience traffic to attract significant advertising, and some can even support their own direct sales forces, medium-sized Web sites often lack both the critical mass of audience and the necessary relationships with major advertisers to generate material advertising revenue. Networks, such as the Zulu Network, offer a cost-effective advertising sales solution for these Web sites. By joining with a group of other sites, a Web site increases its reach and offers advertisers the ability to access a larger audience with a package buy across multiple sites. Additionally, as a network affiliate, a mid-sized site gains access to the advertising relationships, experience and professional reputation of a firm such as Zulu Media which would otherwise be unavailable or unaffordable.

      The Network model provides significant advantages to advertisers as well as to the affiliate sites which make up the Network. Whereas Foundation Buy Program sites perform their own ad serving, scheduling, trafficking and invoicing, Zulu Media's ad serving capabilities advertisers can create extremely focused campaigns. For example, campaigns can be targeted to Internet users by geographic region, by Internet browser type (Internet Explorer or Netscape), or by operating system (Windows, Unix, etc). Ads can be delivered at specific times of the day or on specific days of the week. Ads can also be served in a given sequence, or can be limited to a specified number of times they are displayed to a given Internet user. Zulu Media's online reporting system also allows advertisers to monitor the performance of their campaigns on a real time basis, allowing them to make changes virtually on the fly.

      While precise data as to the relative proportion of network and direct advertising sales is unavailable, the acceptance of the Zulu Network and the growth of DoubleClick Network (Zulu Media's primary network competitor) indicate that network advertising is likely to become an ever more significant component of all Web advertising expenditures.

      Zulu Network contracts are non-exclusive, and most are for one year, although some are for six months with an automatic one-year renewal. In contrast to The Foundation Buy Program, Zulu Media has complete discretion when selling advertising space in the Network. Zulu Media has full control over the rates it charges advertisers and decides which sites receive which ads at what frequency and at what time. Generally, Zulu Media receives 40% of all media sales revenue derived from network advertisements that run on the site, and performs all the billing and collecting for the Network. Zulu Media collects from the advertiser and pays the site in which the Zulu Network received the revenue.

      In addition to the Zulu Network and Foundations programs, Zulu Media also offers its proprietary Sesame Ads which are a "Beyond the Banner" range of ads featuring motion, video text and streaming video similar to TV ads.

      Zulu Media receives a commission for all advertising run on a client's site. Commission rates are negotiated separately with each client, but usually the client pays a set commission rate until a certain negotiated level of revenue has been reached and a higher percentage thereafter. Billing is either by the client Web site with a subsequent commission payment to Zulu Media on a predetermined 30-day basis or Zulu Media performs all the billing, collection and client remittances on its own.

      The Company's management believes that most retail and entertainment enterprises and most businesses will have an interactive strategy, but it is impossible to predict the form of that participation. Also, with respect to the Company's services, it appears that some clients, have initially outsourced these services to the Company and other service providers and then, as the magnitude of their Internet requirements increased or they decided to pursue direct Internet strategy, they have elected to develop an in-house capacity. If this decision is part of an industry trend, it will require the Company to develop a strategy to continually replenish its customer base or, in the alternative, to provide appropriate incentives or "turnkey" benefits to retain its customer base.

RECENT DEVELOPMENTS

       On December 22, 1998, the Company announced that it had acquired the ownership interests in Brands For Less, L.L.C. a privately held Connecticut based brand name discount on-line shopping company. Brands For Less, L.L.C. offers consumers a comprehensive e-commerce solution that currently delivers in one location, access to over sixty of the world's online specialty retailers at discount prices across popular consumer product categories trade-named "e-partments(TM)." Brands For Less, L.L.C. is dedicated to simplifying Internet shopping for the consumer by delivering an intuitive, informative, and efficient shopping experience that brings together specialty retailers and brand names at a lower price in a secure, private, and reliable Internet environment. Brands For Less, L.L.C. currently offers over 1,500 brands, and over 200,000 products. This acquisition solidifies the Company's position in the online shopping arena and will allow the Company and Brands For Less, L.L.C. to benefit from the cost savings derived through in-house advertising placement.

      The transaction was undertaken pursuant to a Securities Acquisition Agreement to which Enhanced Services Company, Inc., its wholly owned newly formed subsidiary, BFL Acquisition Co., Inc. a Delaware Corporation (collectively the "Company"); Brands For Less, L.L.C., a Delaware Limited Liability Company ("BFL") and the members of BFL were the principal parties. In the transaction effective December 9, 1998, as modified on December 15 and 21, 1998, the Company acquired all of the interests of the members of BFL, with 90% of such interests delivered at the closing and the balance to be delivered or otherwise converted on or about February 1, 1999.

      The total consideration for the transaction, as modified, is approximately $35 million, including: (i) up to $6.50 million in cash to be paid directly to the members (of which $1.6 million was paid and the balance is be paid in February); (ii) a $25 million promissory note, the proceeds of which are payable to the members of BFL in 2002, with interest at the rate of 10% per annum, payable quarterly, commencing on March 31, 1999; (iii) $3 million to fund BFL operations for the three months from November 15, 1998; and (iv) obligations to pay investment banking and other fees and costs.

      Members of BFL will be issued Warrants to acquire 3.2 million shares of Company common stock and have received a commitment from the Company to deliver, on or before December 31, 1999, Warrants to acquire 1.8 million additional shares of common stock or substitute consideration. The Warrants are exercisable for a three year period, commencing in February 2000, at an exercise price which is the lesser of $4 per share or the market price of the Company's common stock, on the exercise date. In connection with the transaction, BFL entered into a new employment agreement with George Russell to serve as President and Chief Executive Officer of BFL. (See "Transactions with Management and Others.")

      To date, the Company has funded the Brands For Less transaction, in part, through the issuance of convertible securities and Warrants in private placements to accredited investors and offshore institutions. Since October, $5.5 million has been funded and the Company has agreed to issue Warrants to acquire up to 560,000 shares of Company common stock at an exercise price of $1.00 per share, subject to certain market price adjustments at the date of exercise. In addition, the proceeds of the Zulu-tek December Investment of $1 million were advanced to the Company.

      On December 30, 1998 the Company also announced the formation of Group Omni-net.com, a new web advertising subsidiary which will initially support the on-line advertising needs of Brands For Less and the longer term e-commerce strategies which the Company plans to pursue.

      The Company intends to continue to pursue acquisition opportunities, particularly in e-commerce and online shopping, as capital funding allows.

NASDAQ MATTERS

      Effective February 23, 1998, and while the March Transactions were being negotiated, the NASDAQ SmallCap Market ("NASDAQ") implemented additional new corporate governance requirements. Rule 4310(c)(25)(H) of the NASDAQ Stock Rules provides that stockholder approval is required if a plan or arrangement to issue common stock (or securities convertible into or exercisable for common stock) if the shares being issued are equal to twenty percent (20%) or more of the common stock of the listed company, or twenty percent or more of the voting power, outstanding before the issuance, and the issuance is for less than the greater of book or market value of the relevant common stock. The March Transaction was structured with the intent to satisfy these requirements and, as noted above, since the Company intends to continue to comply with the NASDAQ rules pending the appeal, Proposals II, III and IV are being submitted to the stockholders for approval.

      However, subsequent to the March Transactions, NASDAQ requested information with respect to the structure and technical aspects of the March Transactions. After meetings and further correspondence with NASDAQ , NASDAQ indicated in August that it intended to delist the Company absent a showing that it could comply with the listing requirements. A Hearing was held on October 16, 1998 at which the Company undertook to confirm its compliance. However, the Company's Common Stock was delisted from the NASDAQ SmallCap Market on November 25, 1998.

      The delisting resulted from the conclusion of a NASDAQ Listing Qualifications Panel that, principally in connection with the March and September Transactions, the Company had not complied with NASDAQ's shareholder approval rule by issuing shares which resulted in a change in control. In addition, the Panel concluded that the transactions constituted a "reverse acquisition" which required the Registrant to meet the requirements of NASDAQ for initial inclusion in accordance with NASD Marketplace Rule 4330(f), that the terms given to Zulu-tek with regard to the Preferred Stock constitute a violation of NASDAQ's voting rights policy, that the Company's public statements regarding the transactions with Zulu-tek in March 1998 failed to fully disclose the transactions and other matters, and that the Company does not currently meet the net tangible assets requirement for either initial or continued inclusion.

      The Company has formally appealed the delisting of its Common Stock and has been advised that Company submission must be made by March 10, 1999 after which the Review Council will consider the appeal. In the interim, the Company will undertake to continue to comply with the NASDAQ rules. The Company's Common Stock has been traded on the over-the-counter market on the [OTC Bulletin Board] [and on the pink sheets of the National Quotation Bureau from November 25,
1998 until         ].

      As a result of the delisting of the Company's Common Stock, investors could find it more difficult to dispose of, or to obtain accurate quotations as to the price of the Company's Common

Stock. In addition, the Company's Common Stock is subject to rules promulgated under the Exchange Act applicable to penny stocks. The Securities Exchange Commission (the "Commission") has adopted regulations that generally define a "penny stock" to be an equity security that has a market price (as determined pursuant to regulations adopted by the Commission) or exercise price of less than $5.00 per share, subject to certain exceptions. By virtue of being listed on the NASDAQ SmallCap Market, the Company's Common Stock was exempt from the definition of "penny stock." However, following the delisting of the Company's Common Stock from the NASDAQ SmallCap Market, the Company's securities became subject to the penny stock rules that impose additional sales practice requirements on broker-dealers who sell penny stocks to persons other than established customers and accredited investors. Those penny stock rules may affect the ability of broker-dealers to sell the Company's Common Stock and may affect the ability of purchasers of Company's Common Stock to sell such securities in the secondary market.

CORPORATE STRUCTURE

      The following charts reflect the corporate structure and relationship between the Company and Zulu-tek before and after giving effect to the March and September Transactions, including the liquidation of Zulu-tek.






                                    [CHART]








                       STRUCTURE AFTER MARCH TRANSACTIONS

                                    [CHART]







                      STRUCTURE AFTER SHAREHOLDER MEETING*

    * BRANDS FOR LESS, L.L.C. WILL ALSO BE A WHOLLY OWNED INDIRECT SUBSIDIARY OF THE COMPANY AND GROUP OMNI-NET.COM WILL BE A WHOLLY OWNED SUBSIDIARY OF
THE COMPANY.

DESCRIPTION OF CAPITAL STOCK OF THE COMPANY

      As reflected in Proposals I, II, III and IV, the transactions being submitted to the Company stockholders involve the authorization of additional capital and the conversion of several classes of capital stock. For clarity, the following section briefly summarizes these classes and the treatment of the classes in the Reorganization and within the Company.

COMMON STOCK

      There were 5,367,118 shares of Common Stock of the Company issued and outstanding on November 12, 1998, all of which are fully paid and non-assessable, and 2,307,790 shares reserved for issuance. All of the shares of Common Stock rank equally as to voting rights, participation in the distribution of the assets of the Company on a liquidation, dissolution or winding-up and the entitlement to dividends. Each share of Common Stock entitles the holder to one vote. In the event of the liquidation, dissolution or winding-up of the Company or other distribution of assets of the Company, the holders of the Common Stock will be entitled to receive, on a pro-rata basis, all of the assets remaining after the Company has paid its liabilities. At November 12, 1998, the Company had Options and Warrants outstanding which could result in the issuance of up to 3,801,250 shares of Common Stock. The Options have been granted to officers, directors and employees and the Warrants have been issued as payment for services rendered or in connection with the placement of debt securities. Warrants and Options are non-transferable and adjusted in the event of a share consolidation or subdivision or other similar change to the Company's capital. If Proposal I is approved, all of these shares will automatically be deemed to be Common Stock of the resulting Delaware corporation.

      Also, in connection with attracting senior executives and the Brands For Less transactions and subject to approval of Proposal I to increase the authorized capital and certain other deliveries and approvals, the Company would be obligated to issue options and warrants to acquire up to 5 million additional shares.

PREFERRED STOCK

      The Board of Directors of the Company currently is authorized to issue, without stockholder action, up to 5 million shares of Preferred Stock. Preferred Stock may be issued in one or more series, the terms of which may be determined at the time of issuance by the Board of Directors, and may include voting rights (including the right to vote as a series on particular matters), preferences as to dividends and liquidation, conversion and redemption rights and sinking fund provisions. To date, the Board of Directors of the Company has authorized or is committed to authorize four classes of Preferred Stock which are summarized below:

8.6% Preferred Stock. Effective January, 1997, the Board of Directors of the Company authorized the 8.6 % Cumulative Preferred Stock ("8.6% Preferred") of which 8,000 shares were issued and were outstanding until September 21, 1998, when the holders and the Company agreed to convert all such shares into an aggregate of 1.6 million shares of Common Stock. As of the date of this

Proxy Statement, all of the shares have been converted and the 1,600,000 shares of Common Stock have been issued. The number of shares was calculated on the basis of the current market price of the Company's Common Stock and was adjusted for the 2:1 stock split, for accrued and unpaid dividends and to reflect the conversion adjustment which results from accelerating the two year conversion provision of the 8.6% Preferred.

1998 Preferred. There are currently 1 million shares of 1998 Preferred Stock outstanding, all of which are held by Netvest. The 1998 Preferred Stock will be converted into 5,443,600 shares of Common Stock if Proposal I is approved. The 1998 Preferred Stock ranks junior to the Company's previously outstanding 8.6% Preferred and otherwise ranks equally with all other capital stock of the Company with respect to dividend rights and distributions of assets upon liquidation, dissolution or winding up of the Company, whether voluntary or involuntary, except that the 1998 Preferred Stock is entitled to a liquidation preference of $5.00 per share plus any accrued and unpaid dividends, subject to adjustments for certain change of control and normal corporate reclassifications and to pro rata distributions in the event that assets are insufficient to fully fund the liquidation preference.

Investor Preferred. On August 18, 1998, the Board of Directors authorized the issuance and placement of up to 100,000 shares of Investor Preferred with a stated value of $50 per share and a par value of $.001 per share, all of which were issued in connection with the capitalization of $5,000,000 of notes payable. The Certificate of Designation for the Investor Preferred was subsequently amended and restated to correct an error in the stated conversion rate of Investor Preferred into Common Stock. The Investor Preferred ranks junior to the Company's previously issued and outstanding 8.6% Preferred and otherwise ranks prior to all shares of Common Stock of the Company with respect to dividend rights and distributions of assets upon liquidation, dissolution or winding up of the Company, whether voluntary or involuntary. In the event of any liquidation, dissolution or winding up of the Company, either voluntary or involuntary, holders of Investor Preferred would be entitled to receive (a) cash or non-cash assets valued at $1,000 per share, plus (b) an amount equal to accrued and unpaid dividends, if any.

      The Investor Preferred will be immediately convertible into Common Stock upon the request of the stockholder on the basis of one (1) share of Investor Preferred for one hundred (100) shares of Common Stock, subject to adjustment in the event of stock splits, stock dividends, reclassifications or capital transactions, as applicable. The conversion of the Investor Preferred is limited to no more than twenty percent (20%) of the then outstanding shares of the Company's Common Stock, without the prior approval by the stockholders, and by the availability of sufficient authorized Common Stock. Thus, until Proposals I and III are approved, the conversion rights are limited.

1998(B) Preferred. On September 9, 1998, the Board of Directors authorized 520,000 shares of 1998(B) Preferred Stock with a par value of $.001 per share all of which were issued to Zulu-tek in connection with the September Transactions. The 1998(B) Preferred Stock is the subject of Proposal IV and is automatically convertible into 5.2 million shares of Common Stock of ZuluGroup.com which in turn will be distributed in the Zulu-tek liquidation. All shares of 1998(B)

Preferred Stock which remain unissued as of December 30, 1998 shall be retired and shall become authorized but unissued stock of the Company.

      Currently, the 1998(B) Preferred Stock ranks junior and inferior to the Company's previously issued and outstanding 8.6% Preferred Stock and otherwise ranks prior to all shares of Common Stock of the Company with respect to dividend rights and distributions of assets upon liquidation, dissolution or winding up of the Company. In the event of any liquidation, dissolution or winding up of the Company, either voluntary or involuntary, holders 1998(B) Preferred Stock would be entitled to receive (a) cash or non-cash assets equal to the value of the 1998(B) Preferred Stock, on an as converted basis, plus (b) an amount equal to accrued and unpaid dividends, if any. Conversion of the 1998(B) Preferred Stock is subject to adjustment in the event stock splits, stock dividends, reclassifications or capital transactions, as applicable. Also, in the event there is an insufficient amount of authorized but unissued Common Stock available to cover the conversion of any shares of 1998(B) Preferred Stock, conversion of such shares shall be deferred until the stockholders of the Company have approved an increase in the authorized but unissued shares of the Company's Common Stock.

1998(C) Preferred. The Board of Directors expects to authorize and issue 1998(C) Preferred Stock ("1998(C) Preferred Stock"), the terms of which shall be determined after negotiations between the Board of Directors and the holders of Zulu-tek Series C Redeemable Preferred Shares, to whom such 1998(C) Preferred Stock shall be distributed in connection with the liquidation of Zulu-tek. The Company is negotiating terms and conditions which would allow the 1998(C) Preferred Stock to be reflected as equity capital and not as a debt obligation of the Company on the financial statements of the Company under current accounting principles but there can be no assurances that the holders will agree to such revised terms.

CAPITALIZATION AFTER GIVING EFFECT TO THE PROPOSALS

      The following table sets forth the Common Stock of the Company which will be outstanding and the percentage ownership of the Company's stockholders as of November 12, 1998 if the Stockholders approve only one of Proposals II, III and IV or, in the alternative, if the Stockholders approve all of Proposals II, III and IV. The table assumes that the Company will exercise its rights of conversion with respect to the 1998 Preferred, that the holders of the Investor Preferred will convert all of the shares and that the 1998(B) will be automatically converted in accordance with its terms:

                                                Specified Proposal is approved
                                           -----------------------------------------
                                                                         Percent (%)
                                                                          Held By
                                                                          Company
                                           Shares Outstanding(1)        Stockholders
                                           ------------------           ------------
Proposal I is approved                          7,674,908                     100%
Proposal II is approved                        13,218,520                   58.06%
  (5,543,612 shares issued)
Proposal III is approved                       17,674,908                   43.42%
  (10,000,000 shares issued)
Proposal IV is approved                        12,874,908                   59.61%
  (5,200,000 shares issued)(2)
All Proposals are approved                     28,418,520                   27.01%

---------------
(1) Reflects Common Stock outstanding at November 12, 1998 or issuable within sixty (60) days thereof at the option of the holder.

(2) Excludes the 1 million shares of Common Stock to be issued in connection with the December Investment.

Accordingly, if Proposals II, III and IV are approved and all Preferred Stock is converted into Common Stock, and excluding the impact of the December Investment, the ownership interest of the Company's current stockholders will be reduced from 100% to 27%, and net book value per share of Common Stock will be reduced from $0.02 to ($0.19); after giving effect to the 1 million shares of Company Common Stock to be issued in connection with the December Investment, the ownership of the Company's current stockholders will be reduced from 100% to 26% and the net book value per share will be reduced from $0.02 to ($0.15).

IMPACT IF MAJORITY OF SHAREHOLDERS DO NOT APPROVE PROPOSALS

        As described in the Summary, if a majority of the Company stockholders do not approve Proposal I, the other Proposals cannot be fully implemented since the Company currently is authorized to issue 15 million shares of Common Stock and 5,367,118 shares were issued, 2,307,790 shares were reserved for immediate issuance and there were 3,801,251 outstanding options and warrants at November 12, 1998.

        If one or more of Proposals II, III or VI is not approved then the applicable class of preferred stock would not be converted and Netvest, as the holder of the 1998 Preferred Stock, the various holders of the Investor Preferred, and Zulu-tek as the holder of the 1998(B) Preferred Stock, respectively, would, as applicable, continue to hold non-voting preferred stock until stockholder approval was received or an alternative arrangement was implemented.

        Also, the Reorganization with Zulu-tek and the distribution to shareholders of the Enhanced Common Stock would be jeopardized since Zulu-tek would be holding shares of unregistered preferred stock which would not be convertible into Enhanced Common Stock. As shown above in "Capitalization After Giving Effect to the Proposals", unless the specified Proposals are approved at the Annual Meeting, the Common Stock issuable on conversion would not be issued and the outstanding Common Stock of the Company would remain at the indicated levels.

FORWARD LOOKING STATEMENTS

The business discussion and financial information contained in the Proxy Statement include forward-looking statements and financial projections that are based on the current assumptions of the Company's management and their estimates of future performance and economic conditions as well as the Company's and Zulu-tek's interpretations of those assumptions and estimates. Such statements are made in reliance upon the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Shareholders of the Company should be aware that any forward-looking statements are subject to risks and uncertainties that may cause actual results and future trends to differ materially from those projected, stated, or implied by the forward-looking statements.

                      SELECTED FINANCIAL AND OPERATING DATA

     The following tables set forth (i) selected historical financial and operating data for the Company for the five years ended November 30, 1997 and for the nine month periods ended August 31, 1997 and 1998, (ii) selected historical financial and operating data for Zulu-tek and its predecessors for the five years ended December 31, 1997 and for the eight month periods ended August 31, 1997 and 1998, and (iii) selected pro forma consolidated unaudited financial and operating data for such five year periods for the Company after giving effect to the March and September Transactions. The selected data for the Company for the five years ended November 30, 1997 have been obtained from the Company's audited consolidated financial statements. The selected data for Zulu-tek and its predecessors for the five years ended December 31, 1997 have been obtained from the audited financial statements of Zulu-tek and its predecessors, as appropriate. The selected financial and operating data for the Company and Zulu-tek for the nine months and eight month periods, respectively ended August 31, 1997 and 1998 have been obtained from unaudited financial statements of each of the Company and Zulu-tek, and include, in the opinion of the respective management of each company, all adjustments (consisting of normal recurring adjustments) necessary to present fairly the results for such periods. This selected financial and operating data should be read in conjunction with the separate consolidated financial statements and notes thereto of the Company, and Zulu-tek and its predecessors, and management discussions and analyses, which are included as part of this Proxy Statement. See Appendices H, I, J, K and L for financial statements of Zulu-tek and its predecessors. This historical and pro forma selected financial and operating data is not necessarily indicative of the results to be expected if the Proposals are approved.

                         ENHANCED SERVICES COMPANY, INC.
                SELECTED HISTORICAL FINANCIAL AND OPERATING DATA




                                             FOR THE FISCAL YEAR ENDED                          Periods       Periods
                                                                                                 ended         ended
                         -----------------------------------------------------------------     August 31,    August 31,
                             1993          1994         1995          1996          1997          1997          1998
                         -----------    ---------    ---------     ---------     ---------     ---------     ---------
INCOME STATEMENT DATA:

Total Operating          $ 1,655,267    3,445,526     6,210,996    5,051,296     5,689,074     4,533,411     2,369,305
   Revenue

Operating expense          1,412,561    2,716,306     6,650,800    6,074,029     7,315,054     5,701,028     5,132,526

Operating income             242,706      729,220      (439,804)  (1,022,733)   (1,625,980)   (1,167,617)   (2,763,221)

Other                          9,819       24,673       (20,830)     (47,331)      629,315       747,619      (425,895)
   income(expense)

Income taxes                  82,481      249,137             0            0             0             0             0

Net income               $   170,044      504,756      (460,634)  (1,070,064)     (996,665)     (419,998)   (3,189,116)

Provision for                      0            0             0            0        63,067        45,867        51,600
   preferred
   dividends

Net Income(Loss)
   to common
   Shareholder           $   170,044  $   504,756  $   (460,634) $(1,070,064)  $(1,059,732)   $ (465,865)  $(3,240,716)

Net Income per share:
   Primary/Fully         $      0.24  $      0.64  $      (0.51) $     (1.01)  $     (0.95)   $    (0.41)  $     (1.05)
   diluted

Weighted average number
   shares outstanding        713,267      787,800       900,492    1,058,480     1,114,332     1,123,174     3,096,408


Cash/Equivalents             774,940    1,095,426       355,138      156,432       262,510       425,662        63,059

Total Assets               1,109,592    2,081,694     4,384,262    3,962,563     2,690,419     3,326,518     7,587,072

Long Term Debt                     0            0       693,988      623,422             0         3,676     2,266,249

Stockholders Equity        1,010,391    1,515,147     2,524,708    1,722,857     1,496,050     2,084,538     3,177,483

                                 ZULU-TEK, INC
                SELECTED HISTORICAL FINANCIAL AND OPERATING DATA




                                                                                                      Periods          Periods
                                                  FOR THE FISCAL YEAR ENDED                            ended            ended
                           ------------------------------------------------------------------------   August 31,       August 31,
Income Statement Data:         1993          1994           1995           1996           1997           1997            1998
                           ------------   ------------  ------------    ------------   ------------   ---------      ------------

Total Operating Revenue    $         --   $         --   $         --   $  4,508,018   $  6,407,449       7,363      $  1,749,287

Operating expense                   100            100            807      9,673,049     26,325,906     408,382        11,545,309

Operating income                   (100)          (100)          (807)    (5,165,031)   (19,918,457)   (401,019)       (9,796,022)

Other income(expense)                --             --             --             --       (141,786)    (28,357)          (71,471)


Income taxes                         --             --             --             --             --          --                --

Net income                 $       (100)          (100)          (807)    (5,165,031)   (20,060,243)    (28,357)       (9,867,493)

Provision for                        --             --             --             --             --          --                --
    preferred dividends

Net Income(Loss)
    to common shareholder  $       (100)  $       (100)  $       (807)  $ (5,165,031)  $(20,060,243)    (28,357)     $ (9,867,493)

Net Income per share:
    Primary/Fully          $      (0.04)  $      (0.04)  $      (0.19)  $    (817.51)  $      (9.25)      (0.01)     $      (4.55)
    diluted

Weighted average number
    shares outstanding            2,318          2,318          4,318          6,318      2,167,609   2,167,609         2,167,609

500:1 reverse split,
    convert 10:1

Cash/Equivalents                      0              0              0         14,689        566,726       3,970               851

Total Assets                          0                             0         14,689     22,683,332      72,864        13,679,968

Long Term Debt                        0                             0             --     10,209,000          --        10,209,000

Stockholders Equity              18,197         18,097         17,290         11,428     (2,097,312)   (211,284)      (12,029,633)

                         ENHANCED SERVICES COMPANY, INC.
     SELECTED PRO FORMA CONSOLIDATED UNAUDITED FINANCIAL AND OPERATING DATA



                                                                                                      Periods         Periods
                                                  FOR THE FISCAL YEAR ENDED                            ended           ended
                           ----------------------------------------------------------------------    August 31,     August 31,
Income Statement Data:         1993          1994          1995           1996           1997           1997           1998
                           -----------    -----------  ------------   ------------   ------------    ---------     ------------
Total Operating            $  1,655,267  $  3,445,526  $  6,210,996   $  9,559,314   $ 12,096,523    4,540,774     $  4,118,592
    Revenue

Operating expense             1,412,661     2,716,406     6,651,607   $ 15,747,078   $ 39,795,576    6,109,410     $ 16,677,835

Operating income                242,606       729,120      (440,611)    (6,187,764)   (27,699,053)  (1,568,636)     (12,559,243)

Other income(expense)             9,819        24,673       (20,830)  $    (47,331)       487,529      719,262         (497,366)

Income taxes                     82,481       249,137             0              0              0            0                0

Net income                 $    169,944       504,656      (461,441)    (6,235,095)   (27,211,524)    (849,374)     (13,056,609)

Provision for                         0             0             0              0         63,067       45,867           51,600
    preferred dividends

Net Income(Loss)
    to common shareholder  $    169,944  $    504,656  $   (461,441)  $ (6,235,095)  $(27,274,591)    (895,241)    $(13,108,209)

Net Income per share:
    Primary/Fully diluted  $       0.24  $       0.64  $      (0.51)  $      (5.86)  $      (8.31)       (0.27)    $      (1.03)

Weighted average number
    shares outstanding          715,585       790,118       904,810      1,064,798      3,281,941    3,290,783       12,651,256

Cash/Equivalents                774,940     1,095,426       355,138        171,121        829,236      429,632           84,829

Total Assets                  1,109,592     2,081,694     4,384,262      3,977,252     25,373,751    3,399,382       16,793,028

Long Term Debt                        0             0       693,988        623,422     10,209,000        3,676                0

Stockholders Equity           1,028,588     1,533,244     2,541,998      1,734,285       (601,262)   1,873,254        4,615,854

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITIONS AND RESULTS OF OPERATIONS OF THE COMPANY FOR THE NINE MONTH PERIODS ENDED AUGUST 1998 AND 1997.

     Overview

     The Company historically, through it's Laptop subsidiaries, provided certain services to the portable computing community. The Company, in a move to consolidate and eliminate duplicate facilities moved all it's operations to Irvine, California. Because of the consolidation of the Laptop Solutions entities, the following discussion has been combined into one presentation and will not be entirely comparable. The Company plans to concentrate more of its efforts in the custom engineering products and services. The Company, until May 1998, offered digital video compression and DVD-Video services through it's NB Digital Solutions subsidiary in Crofton, Maryland. NB Digital sustained substantial losses since its acquisition in 1995 and in view of the investment required to continue its operation and the uncertainty of achieving profitability, the Company ceased NB Digital operations in May, 1998 and the operating results are reflected as "Discontinued" in the following discussions.

     The Company's third fiscal quarter ended August 31, 1998 and the nine-month comparable period of 1997 are referred to in the discussions below as 1998 and 1997, respectively.

     Combined operations of Laptop Solutions - California & Texas

     Laptop Solutions - Results of operations for nine month period ended August 31, 1998 and 1997 are summarized and discussed below: The discontinued operation of NB Digital Solutions, Inc. has been presented as other expense titled "Discontinued operations"


                                                                           Change
                                               1998           1997            %
                                            -----------   -----------   -----------
            Sales                           $ 2,369,305   $ 3,598,980           (34)%
                                            -----------   -----------   -----------
            Cost of sales
                 (exclusive of depreciation
                 and salaries)                1,009,944     1,833,976           (45)%
                                            -----------   -----------   -----------

            Gross Profit                      1,359,361     1,765,004           (23)%

            Operating &
                 Other Expenses               3,116,830     2,389,489            30%
                                            -----------   -----------   -----------

            Net Operating Income (Loss)      (1,757,469)     (624,485)         (181)%

            Other Income                          2,004        96,717           (97)%
                                            -----------   -----------   -----------

            Net Income (Loss)               $(1,168,288)  $  (680,991)          (72)%
                                            -----------   -----------   -----------

            Discontinued Operation          $(1,433,651)  $  (611,338)         (134)%

            Net Loss                        $(3,189,116)  $  (419,998)         (659)%
                                            ===========   ===========   ===========


Sales: Revenue from upgrade and enhancement sales decreased $772,831 from $1,394,867 in 1997 to $622,036 in 1998, a decrease of 55%, while the per unit revenue and volume continue to decline as a result of competitive pressure and technological change. Revenue from Compatibility Plus(TM) sales, the removable hard disk pak, decreased $205,780 to $71,790 in 1998, from $277,570 in 1997 as demand for the pak continues to decline. Revenues from repair and contract maintenance services decreased from $683,296 in 1997 to $496,655 in 1998 from $1,179,951 in 1997, a decrease of 57%. Management believes the decrease is a result of certain manufacturers extending the warranty period to three years from one year and reducing the warranty reimbursement to the service provider. Also, certain manufacturers have begun to compete with its service provider for the repair business by opening depot repair facilities. Revenues from engineered products that began shipping in the first quarter of 1998 amounted to $685.357. Demand for the product, a wireless modem that was custom designed with Panasonic Personal Computer Company is expected to remain strong through the third and fourth quarter of 1998. Revenue from CVAR 2000(TM) decreased $132,250 in 1998 to $494,467 from $625,717 in 1997 as demand for the anti-reflective film application declined.

Cost of Sales: Cost of sales of upgrade, enhancements, declined $398,090 in 1998 from $733,153 in 1997, a 54% decrease that was primarily the result of declining demand. Cost of sales for the removable hard disk pak declined $121,794 to $38,074 in 1998 from $159,868 in 1997, a decline of 76% as the hard disk pak sales decline. Cost of sales of repair and contract services decreased $348,773 in 1998 to $159,113 from $507,886, a decrease of 69% as a result of declining demand and competition. Cost of sales of CVAR 2000 decreased $160,586 from $346,765 in 1997 to $186,179 in 1998 as a result of declining sales. All other direct cost of sales, primarily freight expense, decreased $132,996 to $42,007 in 1998 from $175,003 in 1997, primarily as a result of the decline in the volume of shipments.

Operating and Other Expenses: Salaries and related payroll cost in 1998 amounted to $839,617 as compared to $1,118,022 in 1997, a decrease of 26%. The decrease in personnel and related cost was primarily due to consolidating the Houston and New Jersey facility to Irvine California. Insurance cost in 1998 amounted to $86,552 as compared to $101,807 in 1997, a decrease of 15%. The decrease was primarily the result of the facility consolidation. Advertising costs declined $154,439 from $176,719 in 1997 to $22,280 in 1998, a decrease of 87%, due to cancellation of ineffective advertising. Computer expense decreased $48,761 in 1998 to $39,945 from $88,706 in 1997 as a result of increasing the computer network capacity and capabilities in 1997. Laptop Solutions-Texas was charged rent for its office and warehouse space by the Company of $131,003 for 1997 when the Company owned the building. The building was sold in August 1997 and Laptop leased its existing space from the purchasers of the building for the then market rate of $203,992, an increase of $72,989. The cost of the Houston lease continued through August 1998. Also, the California facility size was increased to accommodate the production of engineered products and CVAR 2000, resulting in additional rent of $49,738 in 1998 to $113,516 from $63,778 in 1997.
Professional fees increased $61,952 to $114,115 in 1998 from $52,163 in 1997, primarily as a result of increased legal and auditing cost. Consulting fees in the amount of $150,000 in connection with the exercise of warrant, were expensed in 1998.

Discontinued Operations: NB Digital Solutions operations were discontinued in May 1998. Sales declined $628,510 in 1998 to $305,921 from $934,431 in 1997 and gross profit from such sales declined $604,227 to $202,534 for the period. Operating expenses amounted to $635,383 in 1998, a decrease of $628,213 from $1,263,598 in 1997. Goodwill in the amount of $657,688 and loss on disposition of assets amounted to $143,112. Cost of discontinuing the operation has been estimated to be $200,000 and such amount has been reserved for that purpose.

Liquidity and Capital Resources

     At August 31, 1998, the Company had stockholders' equity totaling $3,177,483, as compared to $1,496,050 at November 30, 1997, an increase of $1,681,433. The increase of $1,681,433 resulted from additional capital, offset by operation losses. The capital included the issuance of 220,000 pre-dividend common shares at the then market price of $4.75, and issuance of 1,000,000 shares of preferred stock, stated value of $3.00 per share for an aggregate of $4,045,000. In addition, during the quarter: 75,000 pre-dividend common stock purchase warrants at $2.00 per share were exercised pursuant to a consulting agreement with Kennedy Miles and Associates resulting in gross proceeds of $300,000 before a discount of $150,000 charged to current operations; a 50,000 pre-dividend common stock purchase warrants at

$4.00 per share were exercised pursuant to a consulting agreement with Richard
A. Fisher resulting in net proceeds of $200,000; Creative Business Strategies exercised 7,500 pre-dividend common stock purchase warrants at $2.00 per share and 85,000 post-dividend common stock purchase warrants at prices from $1.00 to $2.00 per share with net proceeds of $138,875. Wall Street Financial exercised 8,500 pre-dividend common stock purchase warrants at $3.00 per share and 83,000 post-dividend common stock purchase warrants at prices of $1.50 to $2.00 per share resulting in net proceeds of $175,000; and, shares were issued pursuant to the 1992 Stock Option Plan resulting in proceeds of $29,389. The loss for the nine-month period ended August 31, 1998 amounted to $3,189,116.

     The Company's working capital was $1,270,363 as compared to $337,799 on November 30, 1997, a decrease of $481,130. The decrease was primarily the result of a $2,293,756 increase in receivables and a $444,439 reduction in cash and an increase of $849,805 in accounts payable and short-term notes.

     The Company sought up to $50,000,000 in private placement and equity during the second and third quarters but the financing was not successful, primarily because the market did not respond to a placement premised on a combined business plan by two separate entities. Consequently, as a result of the incomplete financing and the advances to Zulu-tek, as well as costs of consolidating the Laptop facilities, during the third quarter, the Company has deferred certain payables, pending proceeds of additional funding being pursued by the Company. On September 18, 1998, the Company entered into a letter of intent for a private placement of up to $20,000,00 in preferred equity, of which $1,050,000 was funded on October 13, 1998. The balance is expected to be funded by the end of the Company's fiscal year on November 30, 1998, and will be applied, along with operating funds to the Company's operating obligations and to implement the combined business plan and other capital needs. In that connection, effective September 14, 1998, the Company announced the acquisition of the assets and certain liabilities of Zulu-tek, Inc. in exchange for preferred stock to be converted to 5,200,000 shares of common stock, after shareholder approval at a shareholder meeting currently set for November 20, 1998.

     The Company has historically relied on cash from equity and debt funding and the exercise of options and warrants to supplement its operating funds. Management believes that revenue generated from operations, along with funds generated by financing activities including the proceeds from the current private placement of equity and debt securities will be sufficient to meet Company needs and to support the business and strategic plan being undertaken by the Company for at least the next 12 months. However, there can be no assurance that anticipated operating results will be achieved or that the current private placement of funds will be completed on favorable terms and at the levels required. If the current fundings are not completed or are completed at levels or on terms which do not provide sufficient funding on acceptable terms, management will be required to modify Company strategy.

MANAGEMENT'S DISCUSSION AND ANALYSIS OF THE FINANCIAL CONDITION AND RESULTS OF OPERATIONS OF ZULU-TEK FOR THE EIGHT MONTH PERIODS ENDED AUGUST 1998 AND 1997


The eight month periods ended August 31, 1997 and August 31, 1998 are referred to as 1997 and 1998 respectively.

Revenue increased from $5,259 in 1997 to $1,748,287 in 1998, an increase of 33,000%. Advertising and Marketing increased from $17,407 in 1997 to $215,470 in 1998, an increase of 1,100%. Rent increased from $12,519 in 1997 to $281,904 in 1998, an increase of 2,150%. Salaries increased from $110,628 in 1997 to $1,903,174 in 1998, an increase of 1,620%. Travel increased from $4,991 to $470,302 in 1998, an increase of 9,320%. All other operating expenses increased from $130,867 in 1997 to $8,673,459 in 1998, an increase of 6,520%.


Liquidity and Capital Resources

At August 31, 1998, Zulu-tek had stockholders' equity totaling $(11,540,905) as compared to

$(2,097,312) at December 31, 1997, a decrease of $9,062,434. This decrease primarily resulted from a net loss of $9,796,022.

     The Company secured a private placement funding commitment of $20,000,000 and plans to fund the short fall in Zulu-tek's liquidity. Management plans that income generated from operations, along with the private placement funds, will be sufficient to fund Zulu-tek's operations. However, should the funding commitment not materialize, which can not be assured, additional funds will be required for operations. Such funds will need to be provided through additional debt financing and/or equity capital, and there can be no assurance that such funds will be available, or, if available, on favorable terms.

    PRO FORMA EFFECT OF THE MERGER AND THE MARCH AND SEPTEMBER TRANSACTIONS

      The following sets forth the effect, on a pro forma basis, at August 31, 1998, of Proposals I, II, III and IV. Financial statements for Zulu-tek and its consolidated subsidiaries and for Zulu-Media are included as Appendices H, I, J, K and L.

                               ZULUGROUP.COM, LTD.

                         PRO FORMA CAPITALIZATION TABLE
                                   (Unaudited)


                                                         PREFERRED STOCK                    COMMON STOCK               ADDITIONAL
                                                  -----------------------------     -----------------------------       PAID-IN
                                                  NO./SHARES(1)       AMOUNT        NO./SHARES(1)       AMOUNT          CAPITAL
                                                  ------------     ------------     ------------     ------------     ------------
Balance at August 31, 1998                           1,008,000     $  3,000,008        3,207,656     $      3,209     $  5,170,806

PRO FORMA TRANSACTIONS:

Conversion of 1998 Preferred to Common Stock(2)     (1,000,000)      (3,000,000)       5,443,600            5,444        2,994,556

September, 1998 issuance of  1998(B)
Preferred in exchange for all the assets
and liabilities of Zulu-tek and                        520,000
September, 1998 issuance of 1998(C)
Preferred in exchange for Series C
Preferred Stock of Zulu-tek(4)                          10,209       10,209,000                                           (756,078)

Issuance of Common Stock underlying
Investor Preferred(3)                                                                 10,000,000           10,000        4,990,000

Conversion of 1998(B) Preferred Stock
to Common Stock(5)                                    (520,000)                        5,200,000            5,200           (5,200)

Dividends(7)
Additional paid in Capital(7)                                                                                           (8,243,600)
                                                                                                                         8,243,600
Shares returned to the Company and
cancelled(5)                                                                          (1,200,000)          (1,200)           1,200

Net loss for the eight month period
ended August 31, 1998

                                                  ------------     ------------     ------------     ------------     ------------
Balance                                                 18,209     $ 10,209,008       22,651,256     $     22,653     $ 12,395,284
                                                  ============     ============     ============     ============     ============



                                                   ACCUMULATED
                                                    (DEFICIT)         TOTAL
                                                  ------------     ------------
Balance at August 31, 1998                        $ (4,996,540)    $  3,177,483

PRO FORMA TRANSACTIONS:

Conversion of 1998 Preferred to Common Stock(2)


September, 1998 issuance of  1998(B)
Preferred in exchange for all the assets
and liabilities of Zulu-tek and
September, 1998 issuance of 1998(C)
Preferred in exchange for Series C
Preferred Stock of Zulu-tek(4)                      (3,147,050)       6,305,872

Issuance of Common Stock underlying
Investor Preferred(3)                                                 5,000,000

Conversion of 1998(B) Preferred Stock
to Common Stock(5)

Dividends(7)
Additional paid in Capital(7)

Shares returned to the Company and
cancelled(5)


Net loss for the eight month period
ended August 31, 1998
                                                    (9,867,493)      (9,867,493)
                                                  ------------     ------------
Balance                                           $(18,011,083)    $  4,615,862
                                                  ============     ============


The accompanying notes are an integral part of the financial statements.

NOTES

(1) Proposal I, if approved, would change the name of Enhanced Services Company, Inc. to ZuluGroup.com, Ltd., transfer the organizational jurisdiction of the Company from Colorado to Delaware, establish as the authorized capital; 100 million shares of $.001 par value Common Stock and 25 million shares of preferred stock.

(2) Proposal II, if approved, would convert the 1 million shares of 1998 Preferred Stock into 5,443,600 shares of Common Stock so that Netvest would own a total of 5,883,600 shares of Company Stock or 20% of the outstanding Common Stock after giving effect to implementation of Proposals I, II, III, and IV and the issuance of Common Stock in connection with the December Investment. Based on such ownership, Netwest would be deemed to be an affiliate of the Company at that time.


(3) Proposal III, if approved, would authorize the issuance of 10 million shares of Common Stock underlying the Investor Preferred and Netvest. Since certain related parties have converted a total of $5,000,000 of the amounts owed to them into Investor Preferred, the Pro Forma gives effect to the proposed issuance.

(4) Pursuant to the terms of a Securities Acquisition and Reorganization Agreement dated September 7, 1998, the Company and Zulu-tek have entered into a series of transactions in which among other things, the Company issued 520,000 shares of newly authorized 1998 (B) preferred stock which is convertible into 5.2 million shares of the Company's common stock, subject to stockholder approval. In the reorganization, the Company acquired all the assets and liabilities of Zulu-tek. The Company also agreed to issue 10,209 shares of 1998(C) Preferred Stock to be distributed on a one for one basis to the holders of the Series C Preferred Stock in connection with the liquidation of Zulu-tek, Inc.

(5) Proposal IV, if approved, would authorize the issuance of 5.2 million shares of common stock, which shares of common stock are issuable upon the conversion of the 1998 (B) preferred stock. The 5.2 million would be distributed to Zulu-tek shareholders.

(6) The 8,000 shares of 8.6% preferred shares recorded as $8 in preferred stock and 199,992 in additional paid-in capital are convertible into 1.6 million common shares. The pro forma does not show the effects of this conversion because it had not been converted as of August 31, 1998, and the conversion is not directly attributable to the business combination transaction.

(7) Dividends in the amount of $8,243,600 have been shown to give effect to the favorable conversion factors related to the preferred stock. Since the Company has no accumulated retained earnings, the dividends have been charged to additional paid-in capital. The offset to the favorable conversion factors is additional paid-in capital. Therefore the entry has no net effect other than to disclose the favorable conversion terms.

      The effect of the favorable conversion terms were computed as follows:

      8.6% Preferred

      The 8.6% preferred was issued for $800,000 ad was originally convertible into 800,000 shares of common stock which was market value at that time. During September, 1998 the conversion terms were renegotiated to be convertible into 1,600,000 shares when the market value was $1.00 per share resulting in a favorable conversion amount of $800,000.

      1998 Preferred

      There are 1,000,000 shares of 1998 preferred outstanding with a carrying value of $3,000,000. These preferred are convertible into 5,443,600 shares of common resulting in a favorable conversion factor of $2,443,600 based on a $1.00 per share market value for the common stock.

      Investor Preferred

      In December, 1998, 100,000 shares of Investor Preferred were issued for $5,000,000 consideration for forgiveness of advances made to the Company and amounts payable by the Company. The preferred is convertible into 10,000,000 shares of common stock. The market price of the common stock was $1.00 at the time of issuance resulting in a favorable conversion factor of $5,000,000.

      1998(B) Preferred

      The 520,000 shares of 1998(B) Preferred was issued in September, 1998 for the acquisition of the assets and liabilities of Zulu-tek and are automatically convertible into 5,200,000 shares of common upon shareholder approval. Since the September transaction is a reverse acquisition and the preferred shares are automatically convertible into common upon shareholder approval, the shares are essentially common stock equivalents and are not subject to favorable conversion factors. The automatic conversion feature terms were determined based on the respective market values of the Zulu-tek and the Enhanced common stock. Since Zulu-tek is the acquiring party for accounting purposes this transaction has been accounted for as a reverse acquisition as of September 8, 1998 subject to the approval of the shareholders.

                                 ZuluGroup.com
                         PRO FORMA FINANCIAL STATEMENTS
                        UNAUDITED PRO FORMA BALANCE SHEET
                                 August 31, 1998


                                                            Enhanced
                                                            Services                       Pro Forma                   ZuluGroup.Com
                                          Zulu-tek, Inc.  Company, Inc.                   Adjustments                  Consolidated
                                          -------------   ------------                    ------------                --------------
ASSETS
CURRENT ASSETS
   Cash                                   $     21,770    $     63,059                                                 $     84,829
   Accounts receivable, net                    251,726         585,178                                                      836,904

   Inventory                                                   254,826                                                      254,826
   Intercompany receivable                     302,853       2,333,249   1   (2,636,102)                                         --
   Other current assets                         35,282         177,391                                                      212,673
                                          ------------    ------------                                                 ------------
     Total current assets                 $    611,630    $  3,413,703                                                 $  1,389,231

Property and equipment, net of
   accumulated depreciation                  1,540,248         108,661                                                    1,648,909
Investment in Zulu-tek, Inc.                                 4,045,000   2   (4,045,000)                                          0

Goodwill                                    11,394,341                   3    2,190,084         2        2,757,968       13,584,425
                                                                                                4       (2,757,968)

Other Assets                                   150,755          19,708                                                      170,463
                                          ------------    ------------                                                 ------------
     TOTAL ASSETS                         $ 13,696,974    $  7,587,072                                                 $ 16,793,028
                                          ============    ============                                                 ============


LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities
   Accounts Payable                       $  7,385,107    $  1,127,895                                                 $  8,513,002
   Due to Related parties                    7,093,573         908,500   1   (2,636,102)        9       (2,733,751)       2,632,220
Repurchase of Preferred Stock                                            6      374,800                                     374,800

   Other current liabilities                                   106,945                                                      106,945
Deferred Revenue                               550,199                                                                      550,199
                                          ------------    ------------                                                 ------------
     Total current liabilities            $ 15,028,879    $  2,143,340                                                 $ 12,177,166


Notes payable, related parties                               2,266,249   9   (2,266,249}                                         --
Series C Redeemable  Preferred              10,209,000                   5  (10,209,000)                                          0
                                          ------------    ------------                                                 ------------
     Total liabilities                    $ 25,237,879    $  4,409,589                                                 $ 12,177,166

STOCKHOLDERS' EQUITY
   Common stock                                                          9       10,000         7          (27,264)
                                                51,917           3,208   2      (12,000)        3           (3,208)          22,653
Preferred Stock                                              3,000,008   3   (3,000,000)                                          8
Series A/B  Preferred                        3,374,800                   8   (3,000,000)        6         (374,800)               0
Series C Preferred                                                       5   10,209,000                                  10,209,000
Series D Preferred                              10,000                                          2          (10,000)               0
Investor Preferred                                                       9    5,000,000                 (5,000,000)      12,395,234
Additional paid in capital                   3,033,461       5,170,806   3   (4,370,814)        7           27,264
                                                                         3    4,567,567         2       (1,265,032)       7,405,284
                                                                         8    3,000,000         4       (2,757,968)

Retained Earnings                          (18,011,083)     (4,996,539)  3    4,996,539                                 (18,011,083)
                                          ------------    ------------                                                 ------------

     Total stockholder's equity           $(11,540,905)   $  3,177,483                                                 $  4,615,854
                                          ------------    ------------                                                 ------------

Total Liabilities & Stockholders' Equity  $ 13,696,974    $  7,587,072                                                 $ 16,793,028
                                          ============    ============                                                 ============

                                 Zulu Group.com
                   UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
                   FOR THE EIGHT MONTHS ENDED AUGUST 31, 1998


                                                                                       DISCONTINUED      CONTINUING
                                    ESVS               Zulu-tek       Consolidated      Operations       Operations
                                                                                         (11,12)
                                ------------         ------------     ------------     ------------     ------------
Net sales                          2,675,226            1,749,287        4,424,513          336,265        4,088,248

Cost of sales                      1,113,331              530,069        1,643,400          103,387        1,540,013
                                ------------         ------------     ------------     ------------     ------------

Gross profit                    $  1,561,895         $  1,219,218     $  2,781,113     $    232,878     $  2,548,235

Operating expenses                 3,311,293            6,912,163       10,223,456          827,007        9,396,449
Goodwill amortization                710,304 (10)       4,103,077        4,813,381                         4,813,381
                                ------------         ------------     ------------     ------------     ------------
                                $  4,021,597         $ 11,015,240     $ 15,036,837     $    827,007     $ 14,209,830

Net operating loss              $ (2,459,702)        $ (9,796,022)    $(12,255,724)    $   (594,129)    $(11,661,595)
                                ------------         ------------     ------------     ------------     ------------

Other Income                        (729,414)             (71,471)        (729,414)      (1,002,308)         272,894
                                ------------         ------------     ------------     ------------     ------------

Net loss                        $ (3,189,116)        $ (9,867,493)    $(12,985,138)    $ (1,596,437)    $(11,388,701)
                                ------------         ------------     ------------     ------------     ------------

Loss per share                                                                                          $      (0.50)
                                                                                                        ============

Pro forma shares outstanding                                                                              22,651,256
                                                                                                        ============


                                 Zulu Group.com
                   UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
                    FOR THE 12 MONTHS ENDED DECEMBER 31, 1997


                                                                                                  DISCONTINUED    CONTINUING
                           ESVS        ECHOMEDIA       ZULUMEDIA     ADJUSTMENTS   CONSOLIDATED    OPERATIONS     OPERATIONS
                       ------------   ------------   ------------   ------------   ------------   ------------   ------------
                                                                                                    (11,12)
Net sales                 5,689,074         36,815      6,370,634                    12,096,523      1,277,576     10,818,947

Cost of sales          $  2,529,222   $         --   $  6,250,711                     8,779,933   $    167,096   $  8,612,837
                       ------------   ------------   ------------                  ------------   ------------   ------------

Gross profit              3,159,852         36,815        119,923                     3,316,590      1,110,480      2,206,110

Operating expenses        4,627,984      2,041,909     18,033,286                    24,703,179      3,817,951     20,885,228
Goodwill amortization       157,848                                (10)6,154,616      6,312,464                     6,312,464
                       ------------   ------------   ------------                  ------------   ------------   ------------
                          4,785,832      2,041,909     18,033,286                    31,015,643      3,817,951     27,197,692

Net operating loss     $ (1,625,980)  $ (2,005,094)  $(17,913,363)  $ (6,154,616)  $(27,699,053)  $ (2,707,471)  $(24,991,582)
                       ------------   ------------   ------------                  ------------   ------------   ------------

Other Income(Loss)          629,315       (141,786)                                     487,529       (141,786)       629,315
                       ------------   ------------   ------------                  ------------   ------------   ------------

Net loss               $   (996,665)  $ (2,146,880)   (17,913,363)                 $(27,211,524)  $ (2,849,257)  $(24,362,269)
                       ============   ============   ============                  ============   ============   ============

Loss per share                                                                                                   $      (1.12)
                                                                                                                 ============
Pro Forma shares
outstanding                                                                                                        22,651,256
                                                                                                                 ============

NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

      The pro forma financial statements have been prepared based on the assumption that the stockholders approve Proposals I, II, III and IV.

      The preceding pro forma balance sheets of Zulu-tek and the Company as of August 31, 1998, and the pro forma statements of income for Zulu-tek and the Company for the eight and nine month periods, respectively, ended August 31, 1998, have been adjusted to give effect to the March and September Transactions and the issuance of the Investor Preferred as if they had taken place on August 31, 1998.

      The March and September transactions, as a whole, have been accounted for as a "reverse acquisition" whereby the Zulu-tek stockholders become the majority owner of the post-acquisition consolidated enterprise. In such transaction, the assets, liabilities, revenues and expenses of the Company and of Zulu-tek are included in the post-consolidated financial statements and the stockholders' equity section of the post-consolidated balance sheet is that of Zulu-tek.

      The individual transactions which give effect to the March and September Transactions are as follows:

      1. Intercompany accounts receivable and accounts payable between the Company and Zulu-tek were eliminated;

      2. The investment in Zulu-tek Common Stock and Series D Preferred Stock of $4,045,000 was recorded on the Company's balance sheet and has been eliminated, which results in the elimination of $22,000 of par value of common stock and Series D Preferred Stock and $1,265,032 of additional paid-in capital, and the establishment of $2,757,968 of goodwill;

            3. The September transaction with Zulu-tek and the Company is being accounted for as a reverse acquisition. This pro forma entry gives effect to the reverse acquisition and the conversion of the $3,000,000 of 1998 Preferred to Company Common Stock. After the reverse acquisition the former Zulu-tek stockholders will own approximately 73% of the Company. The 27% of the Company owned by the Enhanced stockholders after the reverse acquisition was valued based upon a deemed 27% ownership in Zulu-tek, using the $0.25 per share market price for the Zulu-tek Common Stock at September 9, 1998 which resulted in a purchase price of $4,567,567. Total stockholders equity at August 31, 1998 of the Company was $3,177,483. After giving effect to the conversion of the 1 million shares of 1998 preferred stock carried at $3,000,000 and a reduction of $800,000 for the carrying value of Enhanced Preferred Stock, the common stockholders' equity at August 31, 1998 was $2,377,483. The purchase price of $4,567,567 less the common stockholders' equity of $2,377,483, results in goodwill of $2,190,084.

      4. The goodwill of $2,757,968 which was created in the elimination of the Company's investment in Zulu-tek (see Note #2) was eliminated upon the consolidation of the Company and Zulu-tek.

      5. The Pro Forma statements assume that the outstanding Series(C) Preferred Stock of Zulu-tek will be exchanged for 1998(C) Preferred Stock which qualifies as equity of the Company.

      6. The Company, in connection with the September Transaction, agreed to fund up to $374,800 to be used by Zulu-tek to redeem its outstanding Series A Preferred stock.

      7. To reclass the outstanding Common Stock of Zulu-tek to reflect accounting treatment for a reverse acquisition.

      8.    Elimination of $3,000,000 of Series B Preferred.

      9. Conversion of related party advances to the new Investor Preferred and conversion of the Investor Preferred into 10,000,000 shares of Company Common Stock, if Proposal III is approved. (See "Capitalization After Giving Effect to the Proposals".)

      10. The goodwill created as a result of the reverse acquisition has been presented in both the 1997 and 1998 pro forma statement of operations. An estimated life of 3 years was used in the calculation. See Note 3 above.

      11. NB Engineering, Inc., a subsidiary of Enhanced Services Company discontinued its operations on May 31, 1998 and its results of operations are included in the Consolidated Operations and eliminated as Discontinued Operation in both the 1997 and 1998 Pro Forma statement of operations.

      12. Echo Media, Inc. discontinued its operations in 1998, and its results of operations are included in the Consolidated Operations and eliminated as Discontinued Operation in both the 1997 and 1998 pro forma statement of operations.

      13. On December 22, 1998, the Company announced that it had acquired Brands For Less, L.L.C. for approximately $35 million in cash and notes, and the issuance of warrants to acquire up to 5 million shares of Common Stock. The acquisition will be accounted for as a purchase of assets. A substantial portion of the purchase price will be allocated to purchased technology and other intangible assets, and goodwill; management anticipates that such amounts will be amortized over a period of at least 5 years. The Company's liabilities will be increased by $25 million, while its interest expense will be increased by approximately $2.5 million for each of 1999, 2000 and 2001. (See "Discussion of Matters Relevant to Proposals II, III and IV -- Recent Developments" and "Transactions with Management and Others").

                      MANAGEMENT'S DISCUSSION AND ANALYSIS

Overview

The Pro Forma statement gives effect to the reverse acquisition transaction. The following is management's discussion and analysis of the combined financial position and results of operations:

Results of Operations

The Pro Forma statements of operations for the year ended December 31, 1997 and the eight month period ended August 31, 1998 have been compiled on an unaudited basis and present the combined results of the entities as if the business combination had taken place on the first date of each period presented. The pro forma statement of continuing operations for the eight month period ended August 31, 1998 shows net sales of $4,088,248, cost of sales of $1,540,013 and a gross profit of $2,548,235, operating expenses totaled $9,396,449, amortization of goodwill of $4,813,381, other income of $272,894 and a net loss of $11,388,701.

The pro forma statement of continuing operations for the year ended December 31, 1997 shows net sales net sales of $10,818,947, cost of sales of $8,612,837 and a gross profit of $2,206,110, operating expenses totaled $20,885,228, amortization of goodwill of $6,312,464, other income of $629,315 and a net loss of $24,362,269.

Liquidity and Capital Resources

The unaudited Pro Forma balance sheet presents the combined balance sheets of the entities as if the transaction had taken place on August 31, 1998. Total assets on a pro forma basis are $16,793,028, liabilities are $12,177,166 and stockholders' equity is $4,615,854. Current assets totaled $1,389,231 and current liabilities totaled $12,177,166, resulting in a working capital deficit of $10,787,935.

On September 18, 1998, the Company entered into letter of intent for a private placement of up to $20,000,000 in convertible securities, of which $5.5 million had been funded since October 1998.

The Company has historically relied on cash from equity and debt funding and the exercise of options and warrants to supplement its operating funds. Management believes that revenue generated from operations, along with funds generated by financing activities including the proceeds from the current private placement of equity and debt securities will be sufficient to meet Company needs and to support the business and strategic plan being undertaken by the Company and Zulu-tek for at least the next 12 months. However, there can be no assurance that anticipated operating results will be achieved or that the current private placement of funds will be completed on favorable terms and at the levels required. If the current fundings are not completed or are completed at levels or on terms that do not provide sufficient funding on acceptable terms, management will be required to modify Company strategy.

                   SELECTED INFORMATION RELATED TO THE COMPANY

DESCRIPTION OF BUSINESS

        From 1992 until 1998, Enhanced Services Company, Inc. (the "Company") provided (1) repair and maintenance, upgrade, fulfillment and related technical and asset management services for users of portable computers, (2) certain enhancement, accessory or peripheral products for portable computer manufacturers, distributors, dealers and users , and (3) digital multimedia development services for marketing, sales, training, entertainment, technical reference, archival storage and other applications. Currently, the Company continues to provide portable computer services and products through Laptop. Multimedia services were formerly offered through NB Engineering. The NB Engineering activities were closed down in May 1998.

        Historically, most of the Company's revenues were from portable computer services. Currently, Laptop has been consolidated in Irvine, California and it continues to offer repair services as an authorized warranty provider for Toshiba, Panasonic, IBM, and Texas Instruments, as well as non-warranty repairs on most other portable computers. The Company also upgrades laptop/notebook hard drive, processors and RAM. Its asset management services include managing, tracking, replacing, inventorying and logistical support of its customers' portable computers as well as end-of-life retirement and refurbishment programs. Pre-delivery preparation and integration services include the installation and testing of accessories, peripherals and enhancements from various manufacturers, and by performing custom software loads, custom data loads and burn-in of hardware, the Company sets up and delivers portable computers to its customers individual requirements. The Company's Solutions Engineering Division designs, engineers, manufactures, installs and sells portable computer accessories, peripherals and enhancements for its customers' specific field automation projects. The Company's C/VAR 2000(TM) anti-reflective film application is designed to greatly improve screen readability in sun and direct light conditions.

        The NB Engineering multimedia services included specialized digital video services to the corporate and entertainment markets. In the corporate markets, services offered by the Company include CD-ROM title development, data compilation and synthesis of its customers' CD-ROM titles, with interactive features (such as touch screen, intelligent data branching, viewer testing and speech input), for use in training, marketing, archival storage and other purposes as well as Digital Versatile Disk (DVD-ROM) title authoring and development. The services were offered on a custom basis by the Company and were discontinued when management concluded that the long-term prospects for NB Engineering did not warrant the future capital needs.

        The Company, a Colorado corporation organized in 1987, acquired Laptop, a Texas corporation, from Kenneth M. Duckman on September 30, 1992, and Mr. Duckman became the Company's President and Chief Executive Officer, a director of the Company and its controlling stockholder. The Company, in March 1995, formed its wholly owned subsidiary, Laptop, a California Corporation. The Company acquired NB Engineering, Inc., a Delaware corporation, on May 31, 1995 from a corporation of which Ralph LaBarge was the largest stockholder, and Mr. LaBarge became President and Chief Executive and Technical Officer of NB Engineering and a director and, beneficially, a stockholder of the Company. See "Security Ownership of Management and Principal Stockholders."

      The Company's portable computer support and maintenance services include consulting with customers who need to put hundreds, and in some cases thousands, of laptop computers into their field force, related engineering and pre-delivery setup and configuration services as well as asset management and maintenance support for the deployed units. Most of the Company's customers for repair and maintenance and field automation related services are medium to large sized companies. Portable computer services and products are offered by the Company through its Laptop Solutions subsidiaries. It maintains a dedicated Web server that can be accessed at http://www.laptopsolutions.com

        Support and Maintenance Services. The Company's support and contract maintenance services include warranty repair services as an authorized warranty provider for Toshiba, Compaq, Panasonic, IBM, NEC and Texas Instruments, as well as non-warranty repair services on most other portable computers. The Company has the internal ability to repair LCD's (color and monochrome) and plasma display screens for portable computers at a cost typically below replacement cost. The Company's asset management services include managing the rollout, tracking, fulfillment and logistical and technical support of its customers' portable computers in the field, as well as designing and fulfilling end-of-life, retirement and refurbishment programs. The Company also offers a variety of hard drive, processor and RAM upgrade services and products

        Fulfillment Services. Through its pre-delivery setup and configuration fulfillment services, the Company delivers portable computers set up by the Company to meet its customers' specific requirements. These services include initial receipt of the customers' computers, accessories, peripherals and enhancements from the various manufacturers, integration and testing of each item, custom software loads, custom data loads, burn-in of hardware, testing of software, and fulfillment to the end user, with full reports back to the customer.

        Custom Engineering Services and Products. Services offered by the Company's Solutions Engineering Division include the design, engineering, manufacture, integration and sale of portable computer accessories, peripherals and enhancements for its' customers' field automation projects. It has received an initial order for wireless modems, custom designed by the company from a major Laptop computer manufacturer. Management believes that many of the skills and disciplines required for its custom engineering services enable the Company to develop, both internally and with the assistance of outside engineering when necessary, "shrink-wrap" products for the broader market.

        Compatibility Plus(TM) The Company's Compatibility Plus(TM) removable hard drive pak has a current capacity of up to 5 gigabytes, for certain Toshiba Tecra(TM) laptops. The Company is exploring the introduction of additional products. There can be no assurances, however, that additional products will be developed or introduced .

        C/VAR 2000(TM) Anti-Reflective and Increased Contrast and Luminance LCD Film. High resolution multi-color LCD screens used in most portables today are highly reflective and difficult to read when in direct sunlight or strong incandescent lighting conditions. This problem may create a significant disadvantage for police forces, emergency services, hospital workers, real estate agents, insurance adjusters, utility inspectors and military users. The Company holds a non-exclusive (but, management believes, presently sole) license to apply a film, manufactured by its licensor, designed to reduce an LCD screen's reflectivity and glare thereby increasing its contrast ratio and luminance. Application of this LCD film product requires a manufacturing process in a clean environment. Management estimates that a significant number of portable computers are used in such direct light conditions.

CUSTOMERS

      The Company has established a broad base of customers, representing a wide range of industries throughout North America, with a small percentage of sales generated overseas. Revenues from these customers are generally initiated by different operational groups within the customer organization. No customer accounted for more than 15% of the Company's revenue during its fiscal year ended November 30, 1996 or November 30, 1997. The Company offers 30 day net terms only to its most credit-worthy customers.

SUPPLIERS

      The Company purchases hard disks, expansion boards, RAM chips, custom cables and other components, and licenses software, from a variety of manufacturers and distributors, and it is dependent on no one source. Company-designed sub-components utilized in its upgrade services, such as mounting brackets, short-run boards and custom cables, are manufactured by sub-contractors to the Company's design and specifications or assembled by the Company.

SALES, MARKETING, AND DISTRIBUTION

      Currently, the Company provides portable computer upgrade, repair and management services through Laptop Solutions. It seeks to become a strategic supplier to its customers and to differentiate itself from its competitors by offering a higher level of service. The Company has trained sales personnel, engineers and technicians who are dedicated to working with customers and to deliver service in a cost effective and timely fashion. The Company believes that the technical services provided by its personnel are an important factor in its sales of digital video compression and custom development services.

      The Company sells its laptop enhancement and repair services directly through a combination of customer service representatives and outside sales staff. The Company also solicits business by advertising regularly in selected trade publications, visits, the World Wide Web, mail, telephone and it attends several large trade shows each year.

COMPETITION

      The portable computer enhancement and repair market is highly competitive. While the Company is unaware of any dominant competitors in the portable computer upgrade industry, there are few obstacles to market entry and penetration other than minimal capitalization and the development of the technological know-how. As a result, it must be anticipated that competitors and potential competitors will focus future attention on the market with greater resources than those of the Company. While management believes that its services offer superior price/performance and are well-positioned in terms of market recognition, it is possible that technological breakthroughs will enable a competitor or potential competitor to enter the market and be in a position to challenge the Company in its specialty niche markets.

      Competition in the repair and maintenance of laptops and notebooks is widespread. Many regional and local firms are authorized to provide warranty and non-warranty service and maintenance for laptops and notebooks. The Company considers it a competitive advantage that its repairs are typically completed within a short time of receipt of the damaged unit. The

Company believes that they are well positioned to be competitive because of its technical capabilities and because it has the infrastructure for rapid turnaround times, a high priority to the laptop and notebook user.

PROPRIETARY RIGHTS

      The Company considers the technology embodied in its hard disk and processor upgrade services as valuable intellectual know-how and trade secrets, which it seeks to protect with confidentiality and non-disclosure agreements. The Company claims unregistered common law copyright protection on all source code and documentation relating to its upgrade services and all software developed in the course of custom-sponsored projects (except as licensed to the customer for its specific application), to the extent that they contain copyrightable subject matter. It is unlikely that the Company has the availability of patent protection for any of its services or products. While the Company exercises what it considers to be reasonable precautions through confidentiality and non-disclosure agreements to protect its intellectual property, there can be no assurance that it will not be misappropriated, copied without authorization, or reverse engineered. In instances of unauthorized misappropriation, legal remedies may prove to be inadequate or uneconomical to protect the Company's intellectual property and competitive advantages. The Company has no registered trademarks or other proprietary marks or property.

EMPLOYEES

      As of November 30, 1998, the Company and Laptop together had 24 employees, all of whom were full time. Of these employees, 6 persons are involved in administration and sales and 18 are involved in production activities. Employees are not represented by a labor union. Management believes that employee relations are satisfactory.

PROPERTY

      As of November 30, 1998, the Company has no owned properties but Laptop was leasing 9,987 square feet in office and service facilities in Irvine, California under a lease continuing until March 2000 as a base monthly rent of $10,628, an amount which management believes is at or below current market for comparable space and facilities. Management believes that its facilities are suitable for the purposes for which they are used.

LEGAL PROCEEDINGS

      Currently, the Company and certain officers and directors of the Company and other individuals have been named as additional defendants in certain proceedings arising principally on account of obligations existing in SIM on December 31, 1997, the date of the acquisition of Zulu Media by Zulu-tek. Claims involving matters existing at December 31, 1997, are discussed in the section "Selected Information Related to Zulu-tek - Legal Proceedings" and reference is made to that discussion. As noted in that discussion, as of the date hereof there are outstanding judgments and settlement payments, arrangements on accounts of claims and disputed claims which could require funding of up to approximately $2.3 million. Funding of that amount will be an obligation of the Company if the Reorganization is fully implemented. (See "Selected Information Related to Zulu-tek -- Legal Proceedings").

      In addition, NB Engineering has been named as a defendant or the Company has been advised that certain vendors and creditors intend to assert claims against NB Engineering or the Company with respect to amounts alleged to be due from NB Engineering at the time its operations were discontinued, but, as of the date hereof, no material claims have been filed with respect to NB Engineering.

      In the future, the Company will be subject to the claims that arise in the ordinary course in the conduct of a complex business in multiple locations and, in addition, may be subject to claims that may arise with respect to intellectual property and telecommunications issues relevant to the Internet business, after the Reorganization.

MARKET FOR COMMON STOCK AND RELATED STOCK MATTERS

Market for Common Stock

           The Company's Common Stock began trading on the NASDAQ Stock Market on June 3, 1997 under the symbol ESVS. From December 1, 1991 to June 16, 1993 there were no reported trades of the Company's Common Stock. Set forth below are the high and low bid and ask prices of the Company's Common Stock (adjusted for the periods prior to May 20, 1996 to reflect a 1-for-5 reverse stock split effected as of that date) as reported on the OTC Bulletin Board through June 2, 1997, on the NASDAQ Small Cap Market from June 3, 1997 until November 24, 1998 (when the Company's Common Stock was delisted from the NASDAQ SmallCap Market), and on the NASDAQ Bulletin Board since November 24, 1998.


                                Bid                                 Ask
                                ---                                 ---
    1996          High                  Low                 High            Low
    ----          ----                  ---                 ----            ---

Dec (1995)        6-7/8                1-7/8                8-3/4
- Feb.

March -           5                    1-1/4               6-9/16          2-1/2
May

June -            6-1/4                3-3/4                6-1/2          4-1/2
August

Sept. -           7-1/4                5-1/2                7-1/2          6-1/4
Nov.

Dec. -            5-1/2                2-1/2                  6           3-11/16
Feb., 1997

    1997

Mar. -            4-1/4                  3                  4-3/4          3-7/8
May

June -            3-3/4                1-3/4                4-1/4          2-3/8
Aug,

Sept. -           3-3/4                2-3/8                4-1/8          2-7/8
Nov.

Nov. -            4.875                1-3/4                  5            2-1/4
Feb. (1998)

    1998*

Mar. -            7-1/4                4.375                7.625          4.625
May

June -            4.3125              1.1875                4.375          1-1/4
Aug.

Aug. -            3.8125                3/4                3.9375          .8125
Nov. 24

Nov. 25 - December 31

      The prices presented are bid and ask prices which represent prices between broker-dealers and do not include retail mark-ups and mark-downs or any commissions to the broker-dealer. The prices do not reflect prices in actual transactions.

--------

*  A 2:1 stock split was effected in May of 1998.

Holders

      As of the Record Date, there were 244 holders of record of the Company's common stock. The Company believes that with the inclusion of holders of stock held in street name, the estimated total number of shareholders is approximately 400.


Dividends

      The Company has not paid any dividends on its common stock and does not expect to do so in the foreseeable future. Effective May 29, 1998, the Company implemented a 2:1 split in its Common Stock.

                    SELECTED INFORMATION RELATED TO ZULU-TEK

DESCRIPTION OF BUSINESS


      Zulu-tek, Inc. (OTC:ZULU) ("Zulu-tek," formerly Netmaster Group, Inc., which in turn was formerly known as Star Medical Corporation) is the parent company of EchoMedia, Inc. ("EchoMedia"), MediaBank, Inc. ("MediaBank") and Zulu Ventures, Inc. ("Zulu Ventures"). MediaBank in turn is the parent company of Zulu Media, Inc. ("ZuluMedia" formerly known as SIM). Together these enterprises comprise the Zulu-tek companies which have together undertaken to become a provider of Internet based advertising sales and marketing services.

      In 1997, Zulu-tek identified the opportunity to become an Internet single source provider for advertising sales and marketing products on the premise that such a provider could capitalize on economies of scale, while also being able to provide potential clients with a wide range of advertising and marketing options. In August 1997, Zulu-tek acquired EchoMedia, a producer of innovative Internet advertising software, to enable it to expose an Internet user to new forms of Internet advertising.

      In transactions undertaken in December of 1997, Zulu-tek acquired through Mediabank, 75% of the capital stock of Zulu Media (formerly SIM), a company with a well developed Internet advertising sales business which had been founded and owned by Softbank Holdings, Inc., a subsidiary of Ziff-Davis, Inc. This acquisition allowed Zulu-tek to expand directly into the sale of Internet based advertising. Today, ZuluMedia has been organized as Zulu-tek's primary operating subsidiary.

       In March of 1998, Zulu-tek entered into the March Transactions with the Company. (See "Proposal II" and "Discussions of Matters Related to Proposals II, III and IV"). In September of 1998, Zulu-tek and the Company undertook the Reorganization. They announced their intention to combine into a new enterprise under the name ZuluGroup.com to allow the combined enterprise to develop into a nationally traded, Internet advertising sales and marketing company, further enhancing the ability of the new entity to raise equity capital and to develop the Internet strategy being pursued by Zulu-tek. (See "Proposal III" and "Discussion of Matters Relevant to Proposals II, III and IV").

        Zulu-tek believes that its coordinated Internet focus is structured to effect a convergence under one umbrella of diverse services focused specifically on the Internet as a communications and transaction medium. As noted above, Zulu-tek has primarily pursued its Internet strategy through Zulu Media. Prior to the acquisition of Zulu Media by Zulu-tek, SOFTBANK Holdings, Inc. had invested $28 million in proprietary technology, sales force development, infrastructure and brand development for Zulu Media. A pioneer of interactive advertising sales and marketing, Zulu Media and its predecessors have handled advertising sales for many of the largest, most established, well-branded sites on the World Wide Web (the "Web"). Zulu Media believes that it has been a key element in the growth of the Web as an accepted and effective advertising medium.

PRODUCTS AND SERVICES

        Zulu Media currently offers two major products to advertisers: The Foundation Buy Program and the Zulu Network (formerly the SOFTBANK Network). The Foundation Buy Program was the first product to be developed and is composed of specific, well-branded Web sites. Advertisers seeking branding and targeted audience reach in specific editorial contexts benefit from the extensive reach and frequency of The Foundation Buy Program sites. In its representation of The Foundation Buy Program Web sites, Zulu Media generally functions as the exclusive third-party sales agent, the Web sites control their available advertising inventory and pricing, and Zulu Media earns commissions on all advertising run on the site.

        The Zulu Network, which serves a complementary role to The Foundation Buy Program, operates in a somewhat different manner. Zulu Network affiliates make available to Zulu Media a specified minimum and maximum volume of impressions, which Zulu Media then aggregates into categories of complementary content. There are currently nine content categories including: Travel, Arts & Entertainment, Finance, College, Business, Sports, etc. Network advertising revenue generated by Zulu Media is shared with the individual Web sites on predetermined basis; however, Zulu Media's share of Zulu Network revenue is generally significantly greater than The Foundation Buy Program commission percentages.

        While large, well-branded sites such as those in The Foundation Buy Program generate sufficient audience traffic to attract significant advertising, and some can even support their own direct sales forces, medium-sized Web sites often lack both the critical mass of audience and the necessary relationships with major advertisers to generate material advertising revenue. Networks, such as the Zulu Network, offer a cost-effective advertising sales solution for these Web sites. By joining with a group of other sites, a Web site increases its reach and offers advertisers the ability to access a larger audience with a package buy across multiple sites. Additionally, as a network affiliate, a mid-sized site gains access to the advertising relationships, experience and professional reputation of a firm such as Zulu Media which would otherwise be unavailable or unaffordable.

CUSTOMERS, MARKETING AND DISTRIBUTION

        The Network model provides significant advantages to advertisers as well as to the affiliate sites which make up the Network. Whereas Foundation Buy Program sites perform their own ad serving, scheduling, trafficking and invoicing, Zulu Media's ad serving capabilities advertisers can create extremely focused campaigns. For example, campaigns can be targeted to Internet users by geographic region, by Internet browser type (Internet Explorer or Netscape), or by operating system (Windows, Unix, etc). Ads can be delivered at specific times of the day or on specific days of the week. Ads can also be served in a given sequence, or can be limited to a specified number of times they are displayed to a given Internet user. Zulu Media's online reporting system also allows advertisers to monitor the performance of their campaigns on a real time basis, allowing them to make changes virtually on the fly.

        To complement its core advertising sales business, Zulu Media also offers in-house technology and creative capabilities, including web site development, and banner design services. In particular, Zulu is developing several proprietary technologies to improve ad performance and to offer improved ecommerce capability, including 3-Speed Ad Banners and Sesame Ads. Three-speed technology allows an Internet banner ad to be served to each individual Internet user based on each individual's Internet connection speed, taking full advantage of all available bandwidth. For example, a user who is connected at a slow speed would be served a standard animated banner, whereas a user with a very fast Internet connection could be served a highly animated, video ad, similar to TV commercials. Sesame Ads permit commerce transactions to take place directly from the banner, which offers the convenience of the Internet user of a quick transaction without having to leave the site he is currently visiting.

        Zulu Network contracts are non-exclusive, and most are for one year, although some are for six months with an automatic one-year renewal. In contrast to The Foundation Buy Program, Zulu Media has complete discretion when selling advertising space in the Network. Zulu Media has full control over the rates it charges advertisers and decides which sites receive which ads at what frequency and at what time. Generally, Zulu Media receives a 40% commission of all media sales revenue derived from network advertisements that run on the site. In addition to ad serving, scheduling, trafficking, and reporting, Zulu Media also performs all billing and collecting for ads running on the Zulu Network sites. Zulu Media collects directly from the advertiser and pays each of the Network sites for which Zulu received the revenue.

        Zulu Media receives a commission for all advertising run on a client's site. Commission rates are negotiated separately with each client, but usually the client pays a fixed commission rate until a certain negotiated level of revenue has been reached and a higher percentage thereafter. Billing is either by the client Web site with a subsequent commission payment to Zulu Media on a predetermined 30-day basis or Zulu Media performs all the billing, collection and client remittances on its own.

COMPETITION

        The markets for Internet advertising and related products and services are intensely competitive and such competition is expected to continue to increase because there are no substantial barriers to entry in this market. The Zulu-tek business must compete for Internet advertising revenues with large Web publishers and Web search engine companies, such as America Online, Yahoo!, Excite and Infoseek. Further, the Zulu-tek Network competes with a variety of Internet advertising networks, including 24/7 Media and the DoubleClick Network. Zulu-tek also encounters competition from a number of other sources, including content aggregation companies, advertising agencies, and other companies which facilitate Internet advertising. Many of Zulu-tek's existing competitors, as well as a number of potential new competitors, have longer operating histories, greater name recognition, larger customer bases and significantly greater financial, technical and marketing resources than Zulu-tek. As a result, they may be able to respond more quickly to new or emerging technologies and changes in customer requirements, or to devote greater resources to the development, promotion and sale of their products and services than Zulu-tek. Such competitors may be able to undertake more extensive marketing campaigns, adopt more aggressive pricing policies and make more attractive offers to potential employees, strategic partners, advertisers and Web publishers. The Internet, in general, and Zulu-tek, in particular, also must compete for a share of advertisers' total advertising budgets with traditional advertising media such as television, radio, cable and print. Zulu-tek also expects that competition may increase as a result of industry consolidation and because current and potential competitors may establish cooperative relationships among themselves or with third parties to increase the ability of their products or services to address the needs of Zulu-tek's prospective advertising and Web publisher customers. Increased competition is likely to result in price reductions, reduced gross margins and loss of market share, any of which could have a material adverse effect on Zulu-tek's business, results of operations and financial condition.

PROPRIETARY RIGHTS

        Zulu-tek regards its intellectual property as critical to its success, and Zulu-tek relies or expects to rely upon patent, trademark, copyright and trade secret laws in the United States and other jurisdictions to protect its proprietary rights. Zulu-tek intends to pursue the protection of its trademarks by applying to register the trademarks in the United States and (based upon anticipated use) internationally. Also, legal standards relating to the validity, enforceability and scope of protection of certain proprietary rights in software and Internet-related industries are uncertain and still evolving, and no assurance can be given as to the future viability or value of any proprietary rights of Zulu-tek or other companies within the industry.

EMPLOYEES

        As of November 30, 1998, Zulu-tek and Zulu-Media together had 29 full-time employees of whom 19 were involved in executive and administrative roles and 10 were involved in sales, and six part-time employees all of whom were involved in administrative. Employees are not represented by a labor unions. Management believes that employee relations are satisfactory.

PROPERTY

        As of November 30, 1998, Zulu-tek had leased facilities which it was occupying in Los Angeles and New York City. The Los Angeles facility consists of approximately 14,100 square feet of office facilities under a lease continuing until September 30, 2003 at a base monthly rent of approximately $21,000, an amount which management believes is at current market rates for comparable space and facilities. The New York City facility consists of approximately 3900 square feet of office facilities under a lease continuing until April 2001 at a base monthly rent of approximately $8,800, an amount which management believes is at current market rates for comparable space and facilities. The Los Angeles facilities are suitable for the purposes for which they are used. Zulu-tek and the Company are considering different space in the New York area which will be adequate to meet the needs of the Company, Zulu-tek and BrandsForLess.com but no space has been selected.

LEGAL PROCEEDINGS

Currently, Zulu-tek is subject to a number of proceedings that arose principally on account of obligations existing on the December 31, 1997, the date of the acquisition of Zulu Media including proceedings with respect to amounts claimed to be due under agreements entered into prior to Zulu-tek's acquisition of Zulu Media. Resolution of the claims and payment of the settlements or judgments from the claims, have, in certain cases, been delayed because of the lack of funding and revenues from on-going operations. As of the date hereof, there are outstanding judgments (exclusive of settlements or agreed payment arrangements of approximately $800,000) aggregating approximately $75,000 in matters based on actions and claims for arbitration from vendors and creditors involving non-material amounts. In certain of the actions, the Company and officers and directors of the Company or Zulu-tek and certain individuals have been named as defendants; claims involving matters existing at December 31, 1997, are discussed in this section even if the Company has been named. The following matters which are pending and have not been settled or otherwise resolved, individually involve liabilities or claims for more than $100,000 against Zulu-tek, Zulu Media or echoMedia.

Geosystems Global Corporation v. Enhanced Services Company, Inc., Zulu Media (formerly SIM), et al.; Los Angeles Superior Court Case No. BC 201898. This action, arising out of an advertising sales representative agreement alleged entered into as of June 1997 by SIM and Geosystems Global Corporation ("Geosystems") was filed on December 7, 1998 for breach of contract and common counts against the Company and Zulu Media. Geosystems is seeking damages of approximately $400,000, a temporary protective order and an attachment.

      Lycos, Inc. v. Softbank Interactive Marketing, Inc., Suffolk (Massachusetts) Superior Court Case No. 98-00704. Lycos filed an action on _____________, against SIM, a/k/a Zulu Media for contractual amounts due to Lycos for periods prior to December 1997. Lycos obtained an Agreement for Judgement in the amount of $553,856.41 and then obtained a sister-state judgment in the Los Angeles County Superior Court in the amount of $556,430.52 (Case No. BS 052102).

Softbank Holdings, Inc. v. Mediabank, Inc., and Zulu-Tek Media, Inc., Los Angeles County Superior Court Case No. BC197397. Softbank Holdings, Inc. ("Softbank") filed an action in September 1998 against Mediabank, Inc. and Zulu-Tek Media, Inc. for breach of an indemnification agreement, and breach of an assumption and guarantee agreement regarding the bonus, severance and other payments paid by Softbank to a former SIM officer and allegedly owed to Softbank under the indemnification arrangement. Softbank seeks damages in the amount of $436,198.90, with interest, costs and attorneys' fees. The parties are engaged in settlement negotiations regarding the action.

      Batkin, et al., v. Softbank Holdings, Inc., et al. Supreme Court of the State of New York, County of New York, Index No. 601908/98. This action has been filed by Andrew Batkin, Lawrence Howorth and Theodore West, former employees of SIM and has been filed as a derivative and direct action on behalf of Zulu Media (formerly SIM) as well as the individual plaintiffs. The action seeks damages from Softbank in an amount of $200 million for Softbank's alleged breach of its obligations to the individuals and to SIM for its alleged failure to fully fund and support SIM. Softbank acquired its interest in SIM from the individual plaintiffs and entities which they controlled in 1996 and the action relates to that period. Softbank has undertaken the defense of this action and the action is disclosed herein because of the derivative nature of the action which results in Zulu Media being named as a nominal defendant and plaintiff. Softbank has
_________.

In the future, to the extent that it maintains a separate existence, Zulu-tek will be subject to the claims that arise in the ordinary course in the conduct of a complex business in multiple locations and, in addition, may be subject to claims that may arise with respect to intellectual property and telecommunications issues relevant to the Internet business.

MARKET FOR COMMON STOCK AND RELATED STOCK MATTERS

        The Zulu-tek common stock began trading on the non-NASDAQ Bulletin Board on July 1, 1997, and has traded since then under the symbols of "NETZ" (from August 15, 1997 to May 20, 1998) and "ZULU" (from May 20, 1998 to the present). Set forth below are the high and low bid and ask prices (in dollars) of the Zulu-tek's common stock as reported on the OTC Bulletin Board.

Zulu-tek

                              Bid                                   Ask
                              ---                                   ---

1997

July 1 thru
Sept. 30        $ .8125                .125                 1.75            .36

Oct. 1 thru
Dec. 31           .71                  .16                   .74            .17

1998

Jan. 2 thru
Mar. 31          1.15                  .17                  1.16            .175

Apr. 1 thru
June 30           .60                  .32                   .63            .33

July 1 thru
Sept. 30          .49                  .085                  .51            .0925

Oct. 1 thru
Dec. 31*          .165                 .051                  .17            .054

--------

*  A 10:1 reverse stock split was effected on December 31, 1998.


        The prices presented are bid and ask prices (in dollars) which represent prices between broker-dealers and do not include retail mark-ups and mark-downs or any commissions to the broker-dealer. The prices do not reflect prices in actual transactions.

Holders

    As of the Record Date, there were 291 holders of record of Zulu-tek's common stock.

Dividends

    Zulu-tek has not paid any dividends on its common stock and does not expect to do so in the foreseeable future.

                PERFORMANCE GRAPH FOR THE COMPANY'S COMMON STOCK

      The following performance graph reflects a comparison of the performance of the Company's Common Stock to the common stock of the Standard & Poors Index, the NASDAQ Market Index and the Standard Industrial Code Index:


                                                FISCAL YEAR ENDING
                                    -------------------------------------------
COMPANY/INDEX/MARKET                6/03/97          11/30/97          11/30/98
--------------------                -------          --------          --------
Enhanced Services Co.               100.00             94.13            117.65
SIC Code Index                      100.00            107.22            210.82
NASDAQ Market Index                 100.00            114.69            141.78
S&P Composite                       100.00            113.58            140.45

                     ASSUMES $100 INVESTED ON JUNE 03, 1997
                          ASSUMES DIVIDEND REINVESTED
                      AND STILL INVESTED AT NOV. 30, 1998


      The Company has compared its performance to the NASDAQ Market Index, the Standard & Poors Index and the Standard Industrial Code Index because of the continued development of the business and from a computer services enterprise to a broader Internet strategy.

                        TAX TREATMENT OF THE TRANSACTION
                  CONTEMPLATED BY PROPOSAL I (THE MERGER) AND
                  PROPOSALS II, III AND IV (THE REORGANIZATION)

      HOLDERS OF COMMON STOCK, WARRANTS OR OPTIONS IN THE COMPANY SHOULD CONSULT THEIR OWN TAX ADVISORS AS TO THE PARTICULAR TAX CONSEQUENCES TO THEM OF THE TRANSACTIONS DESCRIBED HEREIN INCLUDING THE APPLICATION OF STATE, LOCAL AND FOREIGN TAX LAWS AND POSSIBLE FUTURE CHANGES.

      The following discussion summarizes the material United States federal income tax considerations arising from and relating to the Merger (Proposal I) and the Reorganization (Proposals II, III and IV) that are generally applicable to the Company and its respective stockholders, and option and warrant holders. This summary is based upon current provisions of the Internal Revenue Code of 1986, as amended (the "Code"), applicable Treasury Regulations, judicial authority and administrative rulings and practice. Legislative, judicial or administrative changes or interpretations may be forthcoming that could alter or modify the statements and conclusions set forth below. Any such changes or interpretations may or may not be retroactive and could affect the tax consequences to parties affected by the Merger and the Reorganization. Accordingly, it is possible that the US federal income tax consequences of the Merger and the Reorganization may differ from those described below. Moreover, no assurance can be offered that the Internal Revenue Service (the "IRS") will not take contrary positions, and no rulings from the IRS have been or will be sought.

      The discussion that follows is limited to US citizens or residents, domestic corporations, domestic partnerships, estates subject to US federal income tax on their income regardless of source, and trusts, but only if a court within the US is able to exercise primary supervision over the administration of such trust and one or more US fiduciaries have the authority to control all substantial decisions of the trust, ("US Stockholder"). This summary does not discuss all aspects of US federal income taxation that may be relevant to (a) a particular US Stockholder (including, without limitation, potential application of the alternative minimum tax), (b) non-US Stockholder, (c) to a particular option or warrant holder, or (d) to certain types of investors subject to special treatment under the US federal income tax laws (for example, banks, life insurance companies, tax-exempt organizations, broker-dealers or holders who received their Common Stock as compensation), nor does it discuss any aspect of state or local tax laws.

A. THE MERGER

      If Proposal I is ratified by the stockholders, the Company, a Colorado corporation, will merge with and into ZuluGroup.com, a newly established, wholly owned Delaware subsidiary, with ZuluGroup.com being the surviving corporation. The Merger will qualify as a tax-free reorganization under Section 354 and 368(a)(1)(F) of the Code with the following results:

      1. No gain or loss will be recognized by the stockholders of the Company upon the conversion of their shares of Common Stock or Preferred Stock into Delaware Common Stock or Delaware Preferred Stock;

      2. The basis of the shares of Delaware Common Stock or Delaware Preferred Stock received by each stockholder of the Company will be the same as the basis of the shares of Common Stock or Preferred Stock held by each stockholder immediately prior to the Merger;

      3. The holding period of the shares of Delaware Common Stock or Delaware Preferred Stock received by each stockholder of the Company will include the holding period of the shares of Common Stock or Preferred Stock held by each stockholder immediately prior to the Merger, provided that such stockholder held such shares as capital assets on the date of the Merger;

      4. No gain or loss will be recognized by the holders of Company options or warrants upon the conversion of such options or warrants into Delaware options or warrants;

      5. The basis of the Delaware options or warrants received by each holder of Company options or warrants will be the same as the basis of the options or warrants held by each such holder immediately prior to the Merger;

      6. ZuluGroup.com will succeed to the earnings and profits, net operating losses, capital losses, and other tax attributes of the Company; and

      7. That portion of the taxable year of the Company prior to the Merger Date and that portion of the taxable year of ZuluGroup.com on and after the Merger Date will constitute a single taxable year, so that the Company will not need to file a short period tax return for the period November 1, 1998 through the Merger Date.

B. THE REORGANIZATION

      If the stockholders approve Proposals II, III and IV at the Annual Meeting, the 1998 Preferred Stock and the 1998(B) Preferred Stock will be automatically converted into the Delaware Common Stock. In the March Transactions, Netvest acquired approximately 19.4% of the issued and outstanding Common Stock, and all of the 1998 Preferred Stock with the intent of seeking approval for the conversion of the 1998 Preferred Stock into the Company's Common Stock. In connection with the September Transactions, the Board of Directors of Zulu-tek will approve the liquidation of Zulu-tek and the distribution of the Company's Common Stock, the 1998(C) Preferred, and the cash, if any, ("Reorganization Consideration") to the Zulu-tek stockholders, with such liquidation being conditioned only upon the approval by the Company's stockholders of Proposals II, III and IV and the approval of the liquidation by the Zulu-tek stockholders. After the conversion and the liquidation, Zulu-tek stockholders, together with Asian Trust Corporation, Ltd. and Netvest will hold approximately 73% of the issued and outstanding Delaware Common Stock.

      Based upon certain representations and warranties made by the Company, Zulu-tek and Netvest, the Company has been advised that while the conclusion is not free from doubt, the March Transactions and the September Transactions should be viewed as steps of an integrated transaction resulting in a transfer by Zulu-tek of all of its assets to the Company and the assumption by the Company of the liabilities of Zulu-tek, followed by a liquidation of Zulu-tek with the Zulu-tek stockholders being in control of the Company after the transfer and liquidation. In such case, the two transactions should qualify as a tax-free reorganization under Sections 354 and 368(a)(1)(D) of the Code with the following results:

      1. Zulu-tek and the Company will each be "a party to a reorganization" within the meaning of Code Section 368(b);

      2. No gain or loss will be recognized upon the transfer by Zulu-tek of its assets to the Company in exchange for the Company stock and the assumption by the Company of Zulu-tek's liabilities;

      3. No gain or loss will be recognized to the Company upon the receipt of the assets of Zulu-tek in exchange for the Reorganization Consideration;

      4. The basis of the assets of Zulu-tek in the hands of the Company will be the same as the basis of those assets in the hands of Zulu-tek immediately prior to the transaction;

      5. No gain or loss will be recognized to the stockholders of Zulu-tek on the surrender of their Zulu-tek stock in exchange for the stock of the Company, as described above;

      6. The basis of the stock of the Company received by the Zulu-tek stockholders will be the same as the basis of the Zulu-tek stock surrendered in exchange therefor;

      7. The holding period of the stock of the Company received by the Zulu-tek stockholders will include the period during which the stock of Zulu-tek surrendered in exchange therefor was held, provided the Zulu-tek stock was held as a capital asset on the date of the exchange; and

      8. To the extent holders of Zulu-tek Series A Preferred elect to receive cash in lieu of the Company's Common Stock, such cash will be treated as having been received by the stockholder as a distribution in redemption of their Zulu-tek Series A Preferred subject to the provisions and limitations of Section 302.

C. LIMITATION ON USE OF NET OPERATING LOSS CARRYOVERS.

      The Company has net operating losses carryovers ("NOLs") of approximately $1,700,000 for US tax purposes as reflected on the US Federal income tax returns it has filed for the tax years ending on or prior to November 30, 1997 while Zulu-tek has NOLs of approximately $13,000,000 for the tax years ending on or prior to December 31, 1997. The Reorganization will constitute an "ownership change" within the meaning of Section 382 of the Code and a "reverse acquisition" under the consolidated tax return regulations. Accordingly, the limitations imposed by Section 382 ("Section 382 Limitation") will apply to the Company's NOLs and tax attributes rather than to Zulu-tek's NOLs and tax attributes. The Company's ability to use its NOLs and other tax attributes, for both regular tax and alternative minimum tax purposes, during future tax years will be limited to 5.10% of the fair market value of the Company's Common Stock immediately before the ownership change. To the extent that taxable income of the Company and Laptop Solutions exceeds the Section 382 Limitation in any taxable year after the ownership change, such excess income may not be offset by NOLs from years prior to the ownership change; to the extent that the amount of taxable income in any subsequent year is less than the
Section 382 Limitation for such year, the Section 382 Limitation for future years is correspondingly increased. There is generally no restriction on the use of NOLs arising after the ownership change, although the Section 382 tests are applied each time there is an ownership change.

                                   PROPOSAL V

                      NOMINATION AND ELECTION OF DIRECTORS

    The current Bylaws of the Company provide for a Board of Directors of not less than three nor more than ten directors, each of whom are to be elected annually. Three directors will be elected at the Annual Meeting. The Bylaws for the Company, as a Delaware corporation, provide for a minimum of three directors. Therefore, if Proposal I is approved, stockholders will be asked to vote for three directors each for a one-year term. Currently, the Board of Directors consists of three directors, Paul Messina, Keith C. Montgomery and Joseph L. Searles III, each of whom has been nominated by the Board for re-election. In the event that any of the nominees are unable to serve as a Director, the Proxy Holders will vote for the election of substitute nominees, if any, designated by the Board of Directors. Also, in 1999, if the Reorganization is approved and implemented, the Company expects to designate additional directors with Internet and related electronic commerce experience, including George Russell, who has agreed to become a director after February 1999.

    Since the March Transactions, Robert Smith has continued as Chief Financial Officer and Assistant Secretary of the Company and Kenneth M. Duckman and Ralph LaBarge, who were formerly the chief executive officer and President and chief technical officer, respectively, of the Company, have provided interim consulting advice. Prior to the March Transactions, there were five directors of the Company. Messrs. Duckman and LaBarge and Bertram Pariser, John Meaney and Michael Bernard resigned as directors of the Company on March 9, 1998 and Bill
S. Murski resigned as a director in April 1998. Paul Messina, Keith C. Montgomery and Joseph L. Searles III, the current directors, Steve Lair (who resigned in April 1998), Roger Mincheff (who resigned as director in August and as President effective November 30, 1998), and Robert H. Tourtelot (who resigned in September 1998) were appointed on various dates since the March Transactions.


THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH NAMED NOMINEE.

      The following table sets forth certain information with respect to the nominees for directors and certain executive officers of the Company as of November 30, 1998:

NAME                           AGE     POSITION
----                           ---     --------

NOMINEES FOR DIRECTOR:

Paul Messina                   48      Director
Keith C. Montgomery            45      Director
Joseph L. Searles III          56      Director

OTHER EXECUTIVE OFFICERS:

Robert E. Chmiel               38      Chief Operating Officer
Robert Smith                   60      Chief Financial Officer, Treasurer and Assistant
                                       Secretary
Justin Walker                  34      Vice President, General Counsel and Secretary

      Paul Messina has been a Director of the Company since March 1998 and was Chief Financial Officer of Zulu-tek, Inc. from March to September 1998. Mr. Messina is a practicing certified public accountant in San Diego, California. Previously, Mr. Messina served as Chief Financial Officer, North American Watch Corporation, an international manufacturer and distributor of Piaget, Movado, Concord, and Corum timepieces and as Controller, Severin Group, an international manufacturer and distributor of Gucci timepieces.

      Keith C. Montgomery has been a director of the Company since July 1998. For the last two years he has been a financial planner for the Investor's Group based in Winnipeg, Manitoba. Prior to that, Mr. Montgomery was a residential and commercial real estate broker in Canada for more than ten years. He also served as a senior staff member for the Premier of Ontario.

      Joseph L. Searles III has been a director of the Company since July 1998. For more than the last five years, Mr. Searles has been a self-employed consultant in finance, real estate and urban development principally through a national consulting firm based in New York and founded by him. Mr. Searles has more than 30 years experience in finance and public affairs including assignments as acting chairman and director of the State of New York Mortgage Agency and as vice president of a major New York bank.

      Robert E. Chmiel joined the company as Chief Operating Officer, in November 1998. From May 1998 until its merger with Bertlesmann in October 1998, Mr. Chmiel was Chief Financial Officer for barnesandnoble.com, the online book selling division of Barnes & Noble, Inc. From 1992 until joining Barnes & Noble, Inc., Mr. Chmiel worked for the Walt Disney Company in various capacities, most recently he was Vice President, Finance and Operations for Disney Online. Mr. Chmiel's background also includes capital market experience with Oppenheimer & Company, Inc., Prudential-Bache and at the Dunn & Bradstreet Corporation.

      Robert Smith has been Chief Financial Officer of Laptop and of the Company since October 1993. Previously (from 1986 to 1993), Mr. Smith served as President of Horizon Computer Resources, Inc., a full service consulting and automation advisory firm. Prior to founding Horizon, Mr. Smith served as Chief Financial Officer of Lynn Elliott Company (1980-1986), a diversified holding company with 19 subsidiaries in the petrochemical industry. From 1960 to 1980, Mr. Smith was a practicing certified public accountant.

      Justin Walker, Esq., joined the Company in May, 1998, as Associate General Counsel. In July, 1998, Mr. Walker was promoted to Vice President & General Counsel of the Company. From May 1997 to May 1998, Mr. Walker was General Counsel of iXL-Los Angeles, the Western headquarters of the nation's largest World Wide Web Site development/new media company. He was Director of Business & Legal Affairs at BoxTop Entertainment and BoxTop Interactive from October 1996 to May 1997. From May 1995 to May 1996, Mr. Walker was a talent and literary agent with Newsbuster, a Miami, Florida agency. After graduating from law school in 1994, Mr. Walker was an associate at the law firm of Metzger, Samuels & Wayman from September 1994 to May 1995.

TERM OF OFFICE OF DIRECTORS; COMPENSATION

      The Directors are elected at each Annual Meeting of the stockholders of the Company, and the term of their office runs until the next Annual Meeting of the Company's stockholders and until their successors have been elected. The elected Directors will continue in office until such Director's successor is elected and has been qualified, or until such Director's earlier death, resignation or removal. The Bylaws for the Company, under both Colorado and Delaware law, state that in any election of Directors, the persons receiving a plurality of the votes cast, up to the number of Directors to be elected in such election, shall be deemed to be elected. Shares represented by proxies marked "withhold authority" for one or more nominees will be counted as a negative vote. Members of the Board of Directors are elected by the holders of the Common Stock of the Company and represent the interests of all stockholders. The Board of Directors meets periodically to review significant developments affecting the Company and to act on matters requiring Board approval. Although the Board of Directors delegates many matters to others, it reserves certain powers and functions to itself.

      Although its Board members are not presently compensated, the Company reserves the right to reasonably compensate the members of the Board for their services. Until 1998, Directors who were not employees of the Company each received non-qualified options to acquire 1,000 shares of Common Stock on the date of their election and annually at the annual stockholders meeting. Commencing in 1998, the Directors have been granted options to acquire 100,000 shares (50,000 shares before the 2:1 stock split) and will receive options to acquire 2,000 (1,000 shares before the 2:1 stock split) shares of Common Stock at each annual stockholders meeting. The options granted in 1998 to non-employee directors were granted as non-qualified options and employee directors received options as incentive qualified options, to the extent allowed under the Company's Plan (as defined below) and to the extent Common Stock was available under the Plan. The options granted in 1998 were immediately exercisable (upon delivery) and were granted at an exercise price of $2.00, the market price on the date of grant. (See "Executive Compensations and Stock Options" and "Security Ownership of Management and Principal Stockholders").

INDEMNIFICATION OF DIRECTORS AND EXECUTIVE OFFICERS

      The Company has agreed to indemnify each director, officer and any employee or agent, his heir, executors and administrators, against any and all expenses or liability reasonably incurred by him in connection with any action, suit or proceeding to which he may be a party by reason of his being or having been a director, officer, employee or agent of the Company to the full extent required or permitted by Colorado law and by Delaware law, assuming Proposal I is approved and the jurisdiction of the Company's successor is changed to Delaware.

BOARD MEETINGS AND COMMITTEES

      The Board of Directors of the Company held 4 formal meetings during the fiscal year ended November 30, 1997. Each Director attended in person (or participated by telephone) in more than 75% of the total number of Board of Directors' meetings held during the last fiscal year. In addition, the Board acted by unanimous consent on a number of occasions. The Board has a Compensation Committee to assist it in reviewing the compensation levels of officers and directors of the Company, including all stock option grants made under the Company's Incentive Stock Option Plan. During 1997, the members of the Compensation Committee were Michael Bernard, John Meaney and Bertram Pariser. During 1997, the Compensation Committee held two meetings. Bill S. Murski and Michael Bernard were members of the Audit Committee which met quarterly. Currently, Joseph L. Searles III and Keith C. Montgomery are the members of the Compensation Committee and Paul Messina and Keith C. Montgomery are members of the Audit Committee.

FISCAL YEAR

      On November 30, 1998, the Board of Directors took action to change the fiscal year end to December 31, and will report on the thirteen month period of December 1, 1997 to December 31, 1998 as its current fiscal year.

EXECUTIVE COMPENSATION AND STOCK OPTIONS

      The Company had no executive officer as of November 30, 1997 that earned in excess of $100,000 in compensation during the fiscal year then ended. During that year, Kenneth Duckman received a salary of $75,000, the same salary he had received in the prior year. During fiscal 1995, he received compensation of $90,000. In none of those years did Mr. Duckman receive any bonuses or other compensation. No options were granted to Mr. Duckman, the Company's chief executive officer during the fiscal year ended November 30, 1997. In connection with the March Transactions, Mr. Duckman's options to acquire 7,800 shares at an exercise price of $4.13 lapsed without exercise.

                 OPTION/STOCK APPRECIATION RIGHT ("SAR") GRANTS
                     DURING THE YEAR ENDED NOVEMBER 30, 1997
           AND FOR THE PERIOD OF DECEMBER 1, 1997 TO NOVEMBER 30, 1998

                           SUMMARY COMPENSATION TABLE

The following table sets forth compensation granted to each of the Named Executive Officers during the year ended November 30, 1997 and the period of December 1, 1997 to November 30, 1998. On November 30, 1998, the Board of Directors extended the current fiscal year to December 31, 1998 and will report on a 13 month period.

=========================================================================================================
                                           Annual Compensation              Long Term Compensation
                                     --------------------------------- ----------------------------------
                                                                                 Awards          Payouts
                                                                       ------------------------ ---------
                                                                       Securities
                                                                          Under
                                                                        Options/    Restricted
                                                                          SARs        Stock
Name and Principal                                                      Granted       Awards       LTIP
Position                      Year     Salary      Bonus      Other       (#)          ($)       Payouts
---------------------------------------------------------------------------------------------------------
Kenneth M. Duckman (1),                20,192(1)
Chief Executive Officer
---------------------------------------------------------------------------------------------------------
Kevin Rogers (2),                      33,125                50,000(2)
President - Laptop
Solutions
---------------------------------------------------------------------------------------------------------
Roger Mincheff (3),                    88,213      70,000                 200,000
President/Director
---------------------------------------------------------------------------------------------------------
Robert Chmiel (4),                     41,824     125,000               1,000,000
Chief Operating Officer
---------------------------------------------------------------------------------------------------------
Robert C. Smith,                      113,000      25,000                 173,000
Chief Financial Officer
---------------------------------------------------------------------------------------------------------
Peggy Aizawa                           82,306                25,580
Vice President
---------------------------------------------------------------------------------------------------------
Nick Waddell                           73,333                26,709
Vice President
=========================================================================================================

(1) For the period of December 1, 1997 until his resignation in March 1998.

(2) Includes compensation to Mr. Rogers from December 1997 to May 1998. Mr Rogers was President of Laptop Solutions and was president of the Company from March 1998 to May 1998 when he resigned. The $50,000 was paid to Mr. Rogers in consideration for the termination of his contract

(3) For the period of March 1, 1998 to November 30, 1998. Mr. Mincheff resigned as president effective November 23, 1998 but continues as a consultant to the Company. He served as a director from March to August 1998.

(4) For the period from October 1, 1998, when Mr. Chmiel joined the Company to November 30, 1998. Includes 500,000 options which are immediately exercisable (upon delivery).

                 OPTION/STOCK APPRECIATION RIGHT ("SAR") GRANTS
                     DURING THE YEAR ENDED NOVEMBER 30, 1997
           AND FOR THE PERIOD OF DECEMBER 1, 1997 TO NOVEMBER 30, 1998

      The following table sets forth stock options granted under the Company's Stock Option Plan ("the Stock Option Plan") to each of the Named Executive Officers during the year ended November 30, 1997 and the period of December 1, 1997 to November 30, 1998 (and after giving effect to the 2:1 stock split). On November 30, 1998, the Board of Directors extended the current fiscal year to December 31, 1998 and will report for the 13 month period ended December 31, 1998.

======================================================================================================
Individual Grants
------------------------------------------------------------------------------------------------------

                                   % of Total                       Market Value of
                      Securities     Options/                          Securities
                         Under         SARs                            Underlying
                        Options/     Granted to     Exercise or       Options/SARs
                          SARs     Employees in     Base Price      on Date of Grant    Expiration
                        Granted    Fiscal Year     ($/Security)      ($/Security)          Date
                                                                          0%

------------------------------------------------------------------------------------------------------
Robert  C. Smith       133,000         7.25           2.00              211,470          3/24/2003
                        40,000         2.18           0.938              35,000           2/9/2003
------------------------------------------------------------------------------------------------------
Roger Mincheff (1)     100,000         5.45           2.00              350,000          7/23/2003
                       100,000         5.45           2.375             325,000          7/31/2003
Robert Chmiel        1,000,000        54.49          $1.50           $1,430,000         10/28/2003
======================================================================================================


=======================================================
Individual Grants          Potential
----------------------  Realizable Value    Alternative
                           at Assumed           to
                        Annual Rates of    Realizable
                          Stock Price        Value:
                       Appreciation for      Grant
                          Option Term      Date Value
                       --------------------------------
                                           Grant Date
                        5%($)   10%($)    Present Value
                                               ($)
-------------------------------------------------------
Robert  C. Smith       332,500     399,000
                        46,875      56,250
-------------------------------------------------------
Roger Mincheff (1)     250,000     300,000
                       296,875     356,250
Robert Chmiel        1,875,000   2,250,000
=======================================================


(1) For the period of March 1, 1998 to November 30, 1998, Mr. Mincheff was President of the Company and was a director from March to August. Mr. Mincheff resigned as president effective November 23, 1998 but continued as a consultant to the Company.


TEN-YEAR OPTION/SAR REPRICINGS

=====================================================================================================
                                                   Market                               Length of
                                    Number of      Price of     Exercise              Original Term
                                   Securities      Stock at     Price at               Remaining at
                                   Underlying      Time of       Time of                  Date of
                                  Options/SARs     Repricing    Repricing       New     Repricing
                                   Repriced or         or          or        Exercise        or
Name                    Date         Amended       Amendment    Amendment     Price      Amendment
-----------------------------------------------------------------------------------------------------
Robert C. Smith        2/9/98         9,500           1.75        2.50       1.875       4 years
                                      4,000           1.75        3.75       1.875       5 years
=====================================================================================================

MANAGEMENT CHANGES

      During 1998, the Company has been focused on planning with Zulu-tek and moving toward an Internet based business strategy. That focus, coupled with the Management transactions that often accompany significant corporate transactions has been reflected in changes in the senior executives of the Company and Zulu-Media. However, with the appointment of Robert Chmeil as chief operating officer, the designation of George Russell to continue in an executive role at BrandsForLess.com as well as the continued participation by Robert Smith as Chief Financial Officer, and by other Laptop and Zulu-Media staff, the management structure is stabilizing. As financial and business prospects allow, the Company intends to recruit and designate a chief executive officer and to assemble the technical, financial, marketing and sales team needed to fully implement its longer term Internet strategy. The Company has identified certain persons who offer the needed Internet and interactive media skills for possible management assignments but no designations have been made or finalized and there are no current contractual relationships that are not reflected herein. These persons and their skills currently are in high demand and there is no assurance that the Company will compete successfully in the hiring process. Also, to the extent that the Company pursues acquisitions and strategic opportunities or continues to refocus its strategy, its staffing needs will be adjusted accordingly. In attracting and retaining senior staff and executives, the Company will be required to compete with other larger and better financed enterprises, some of which are also publicly held and all of which are in a position to offer significant compensation to attract senior personnel. To be competitive, the Company will be required to offer compensation, including equity participation, on terms that are comparable to the industry and appropriate to the individuals being recruited. (See "Executive Compensation and Stock Options" and "Transactions with Management and Others.")

SECURITY OWNERSHIP OF MANAGEMENT AND PRINCIPAL STOCKHOLDERS.

      The following table sets forth certain information regarding beneficial ownership of the Company's Common Stock as of November 16, 1998 by (i) each stockholder who is known by the Company to own beneficially more than 5% of its Common Stock, (ii) each director of the

Company, and (iii) all directors and officers of the Company as a group. As of November 12, 1998, there were 5,367,118 shares outstanding (excluding 2,307,790 shares reserved for issuance and 3,801,250 shares issuable upon the exercise of options or warrants). (See "Description of Capital Stock of the Company";
"Pro Forma Capitalization Table" and "Proposal I" for additional information on the issued and outstanding securities).


           NAME AND ADDRESS                                     AMOUNT AND NATURE                PERCENT OF
        OF BENEFICIAL OWNER(1)                             OF BENEFICIAL OWNERSHIP(2)             CLASS(2)
        ----------------------                             --------------------------            ---------

      Kenneth M. Duckman(3)                                         495,334(3)(5)                  4.9%(3)

      Netvest Capital Partners, LP(4)                             5,883,600(5)                    20.0%(5)

      Asian Trust Corporation, Ltd.(4)(6)                        10,000,000(6)                    37.3%(6)

      Paul Messina                                                  100,000(7)                     1%(7)

      Keith C. Montgomery                                           100,000(7)                     1%(7)

      Joseph L. Searles III                                         100,000(7)                     1%(7)

      Roger Mincheff                                                200,000(8)                     2%(8)

      Robert C. Smith                                               219,643(9)                     2.2%(9)

      Robert E. Chmiel                                              500,000(10)                    4.9%

      Justin Walker                                                  33,333(11)                    Nil

      All officers and directors as a group (7 persons)           1,258,976                        12.5%

---------------

      (1) Unless otherwise indicated, the address of each beneficial owner is c/o the Company Services Company, Inc., Suite 500, 3415 South Sepulveda, Los Angeles, California, 90034.

      (2) Excludes shares of Common Stock in which a broker, dealer or registered investment advisor has been granted certain discretionary powers by the beneficial owner. Calculated based on 11,476,158 fully diluted shares of Common Stock outstanding on November 12, 1998 and including the 1,000,000 options granted to Messrs. Chmiel and Russell since that date, which are exercisable within 60 days. (See "Transactions with Management and Others").

      (3) Includes 400,000 shares of Common Stock conveyed to Mr. Duckman by Netvest in exchange for their $250,000 participation in a note from the Company to FCA Investment Company. (See "Transactions with Management and Others"). The 95,334 shares are held by the Ken and Jill Duckman 1992 Charitable Remainder Trust ("Duckman Trust") Mr. Duckman and the Duckman Trust are referred to collectively as the Duckman Interests. (See "Transactions With Management and Others").

      (4) Includes the 5,443,600 shares of Common Stock that could be issued to Netvest Capital Partners, L.P. (previously defined as "Netvest") if the Proposal is approved and it exercises its right to convert all of the 1998 Preferred; if the Proposal is not approved, Netvest would hold 440,000 shares (4.3%), of the Common Stock, on a fully diluted basis.

      (5) On the date of the March Transactions, the General Partner of Netvest was Netvest Capital Funding, Inc., a Delaware corporation. The limited partners in Netvest included China International Equities, Limited ("CIEL"), Global Circuit Enterprises, Ltd., Techno Wizard Ltd., China Enhanced Ltd., Superior Solutions Ltd., China Capital Funds Ltd., Inter-Fax Ltd., Asia Strategy Developments, Ltd., Digital Age Enterprises, Ltd., and Asian Project Services, Ltd. The Company has been advised that the general partner is now CIEL which holds a deminimus interest as general partner and a 20% interest as a limited partner; the remaining 80% of the interests are allocated among the other nine limited partners, none of whom own more than 10% of the partnership. As a result, CIEL which is a corporation with an address at Shanghai Ming Li Law House, #503, 444 Guang Zhong Road, Shanghai, China owns beneficially approximately 4% of the Company's Common Stock, and none of the other limited partners hold beneficially more than 2% of the Company's Common Stock. The Company had been advised that all of the limited partners are existing entities held by various individual and corporate entities and maintain an address at the same address as the general partner. To the knowledge of the Company, none of these limited partners are, on an individual basis, an affiliate of each other or the Company. Netvest disclaims beneficial ownership in the shares distributed to the limited partners and in the partnership. In transactions undertaken with Mr. Duckman in July, 1998, Netvest acquired 1,135,168 shares from Mr. Duckman; Netvest has advised the Company that 400,000 of shares have been reconveyed to Mr. Duckman (see Note 3 above) and the remaining 735,168 shares have been distributed to Netvest limited partners and certain other parties for their personal account.

      (6) Reflects the 10,000,000 shares of Common Stock to be issued upon conversion of the Investor Preferred to Asian Trust Corporation, Ltd. ("ATC"), an Irish corporation organized in 1993. The Company has been advised that Netvest and ATC are not under common ownership control but that they are advised, in certain matters, by a common financial adviser whom the Company has been advised directly holds some interest in ATC. ATC maintains an address at 1700 Three Bentall Ctr., 595 Burrard Street, Vancouver, Canada.

      (7) Includes 100,000 warrants which are immediately exercisable at an exercise price of $2.00 per share.

      (8) Includes 200,000 options which are immediately exercisable of which 100,000 options are exercisable at an exercise price of $2.00 per share and 100,000 options are exercisable at an exercise price of $2.375 per share. Mr. Mincheff resigned as President, effective November 23, 1998.

      (9) Includes 200,000 options which are immediately exercisable at an exercise price of $0.9375 per share.

      (10) Includes 500,000 options which are immediately exercisable at an exercise price of $1.50 per share.

      (11) Includes 500,000 options which are immediately exercisable at an exercise price of $3.33 per share.

TRANSACTIONS WITH MANAGEMENT AND OTHERS

      As discussed earlier, in the March Transactions, the Company exchanged 220,000 shares of Common Stock (440,000 shares after giving effect to the 2:1 stock split/dividend) and 1 million shares of 1998 Preferred Stock for 12 million shares of Zulu-tek Common Stock and 1 million Zulu-tek Series D Preferred Stock held by Netvest. As a result of that transaction, Netvest became a significant stockholder of the Company. Also, in the March Transactions, Kenneth Duckman, individually and through the Duckman Trust, a trust in which Kenneth Duckman, the chief executive officer of the Company at that time, is a co-grantor, Ralph LaBarge and his wife and Netvest entered into a voting trust agreement and a related stock loan agreement ("Voting Trust") to which they contributed essentially all of the Company stock owned by them at the time of the March Transactions or, in the case of Netvest, acquired in the March Transactions. Richard A. Fisher, Esq., was designated as voting trustee. The Voting Trust, and the related Stock Loan Agreement and the Letter Agreement were included in the March Transactions after the transaction was restructured to address and accommodate Marketplace Rule 4310(c)(25)(H)(ii), which became effective on February 27, 1998, during the negotiations between the Company and Zulu-tek. The purpose of these elements of the transaction was to provide a logical route to a change of control (when the 1998 Preferred Stock was converted), to consolidate the voting power in the voting trustee to accommodate continued NASDAQ listing, to provide a vehicle for limited liquidity for the participants in the transaction and to address tax considerations for the transferring the Company's stockholders. Under the terms of these documents, the voting trustee was required to consult with the parties who had delivered their stock before voting and, in all events, was required to vote the Company's Common Stock in a manner that would preserve the Company's NASDAQ listing, even if such vote was inconsistent with the requests of one or more of the parties.

      In a series of transactions from July 13, 1998 until the date hereof ("July Transactions"), Netvest acquired 1,135,168 shares of Common Stock from the Duckman Interests principally on behalf of certain of the limited partners of Netvest. The acquisition was for $1,556,139, as evidenced by a promissory note payable in installments due through June, 1999. In the transactions, Netvest also acquired all of the participants' interests in the $500,000 note from the Company to FCA Investment Company. As a result, the Company will repay FCA Investment Company at maturity and Netvest, in turn, would be entitled to payment from FCA Investment Company. The Duckman Interests, who held $250,000 of the obligation received payment of their participating interest when Netvest reconveyed 400,000 shares of the 1,135,168 shares of Common Stock to the Duckman Interests. Netvest distributed the remaining 735,168 shares of Common Stock to the Netvest limited partners and certain other parties to hold for their own accounts. The $1,556,139 note is secured by 956,788 shares of the 1998 Preferred Stock acquired by Netvest in the March Transaction. If Netvest were to default on the note and the default is not cured, the Duckman Interests could effect a transfer of the 1998 Preferred Stock and could exercise the conversion rights. Except for agreeing to the assignment of the obligations under the $500,000 note to Netvest, the Company was not a direct participant in this transaction. In connection with the July Transactions with the Duckman Interests, the Voting Trust with respect to the Duckman Interests was terminated.

      In addition, the Duckman Interests have loaned the Company $100,000 for a six-month term pursuant to a separate Loan Agreement, Security Agreement and Promissory Note, in exchange for which the Company granted the Duckman Interests a warrant to purchase one warrant of the Company's Common Stock for each one dollar loaned at an exercise price equal to the market value of such shares on the day that the Company receives the proceeds from the loan.

      On July 13, 1998, in a transaction that was concurrent with but independent of the transaction between the Duckman Interests and Netvest, the Company executed and delivered to the Duckman Trust, a promissory note in the principal amount of $400,000 (the "Duckman Note") in exchange for a general release of all claims that Duckman may have had against the Company, including Mr. Duckman's right, negotiated in the March Transaction, to acquire, on terms to be negotiated later, the assets or stock of NB Engineering or Laptop Solutions, the Company's wholly owned subsidiaries at the time of the March Transactions. The Duckman Note bears interest at 6 percent per annum and is due on June 16, 1999, except that the Company is required to apply 10 percent of the gross proceeds received by the Company from financings to prepay the Duckman Note, with minimum prepayments of not less than $50,000. As of the date hereof, no payments have been made.

      As described above, in the September Transactions, the Company and Zulu-tek undertook a transaction in which the Company acquired all of the assets and liabilities of Zulu-tek in exchange for the 1998(B) Preferred Stock and 10,209 shares of 1998(C) Non-Convertible Preferred Stock. The 1998(B) Preferred Stock is convertible into 5.2 million shares of the Company's Common Stock only after the conversion has been approved at this Annual Meeting.

      On September 21, 1998, the holders of the Company's 8.6% Preferred Stock agreed to convert their shares into 1.6 million shares of Common Stock (See "Current Capital Structure of the Company"). All of the 1.6 million shares have been issued.

      At the time of the March Transactions, Ralph LaBarge entered into a two year consulting agreement to continue to provide services to the Company and in particular to NB Engineering. The consulting agreement is payable whether or not NB operations are continued. As described above, in May 1998, the operations of NB Engineering were closed down and Ralph LaBarge has continued to be available to the Company under his consulting agreement but had no specific assignments.

      In May 1998, in connection with the consolidation of the operations of the Company and to effect cost saving measures, the Houston, Texas and North Bergen, New Jersey offices of Laptop were closed, and Laptop Solutions operations were consolidated at the Irvine, California facility. The Company's offices in Houston, Texas were also closed and consolidated with the Zulu Media and Zulu-tek offices in Los Angeles, California.

      In October and November 1998, the Company has issued debentures aggregating $2,550,000 to independent institutional investors. The debentures are convertible into Common Stock of the Company on or before October 8, 2001, the maturity date, at the option of the holder and are automatically convertible on the maturity date at the lesser of 70% of the lowest bid prices of the Common Stock during the 22 trading days preceding the conversion date or $1.00, subject to a minimum conversion rate $0.15 per share. Interest is payable semi-annually or, in certain cases, at maturity. The holders are entitled to warrants on the basis of 13.3%, exercisable for three years at an exercise price of a $1.00 per share. The warrants are subject to a 13% fee to the investment firm that arranged the debentures and a warrant to acquire 250,000 shares at an exercise price of $1.00. The remaining $2.6 million was funded in December, and is being issued as convertible securities, which are convertible after June 1999 at the option of the holder at a conversion price of $2.50 per share, subject to certain quarterly readjustments if the stock price is below $2.50. The Company can redeem the securities if the Common Stock is above $9 at one hundred percent (100%) of the face value plus 8 percent (8%) interests. In addition in December 1998, the Company received funding of $2.6 million through the issuance of convertible securities.

      Since December 1, 1997, options and warrants to acquire an aggregate of 1,733,000 shares of the Company's Common Stock have been granted to officers and directors of the Company, some of whom are no longer serving in those capacities. Of these, 250,000 have been registered on Form S-8, which would allow the holders to immediately dispose of the underlying shares of Common Stock after exercise and payment. In addition to the options and warrants issued to current and former officers and directors, during the current fiscal year the Company has granted options and warrants for services to be rendered, as described below.

      On August 20, 1997 the Company entered into an agreement (the "97 CBS Agreement") with Creative Business Strategies, Inc. ("CBS"), a beneficial holder, on the exercise of warrants granted pursuant thereto, of 4.4% of the Company's outstanding Common Stock. Pursuant to the Agreement, CBS is to provide consulting services to the Company for an initial term of one year. As consideration for all services to be rendered by CBS under the Agreement, the Company issued to CBS Common Stock purchase warrants exercisable to purchase, in the aggregate 65,000, 12,500 at $2.00 per share, 112,500 at $2.50 per share, 12,500 at $3.00 per share and 12,500 shares at $4.00 per share, 15,000 at the average price as so reported for the three months ended August 20, 1998. At the year ended November 30, 1997, all 65,000 remain unexercised. As of November 12, 1998, all of the warrants had been exercised.

      On August 20, 1997 the Company entered into an agreement (the "97 WSF Agreement") with Wall Street Financial ("WSF"), on the exercise of warrants granted pursuant thereto, of 4.4% of the company's outstanding Common Stock. Pursuant to the Agreement, WSF is to provide consulting services to the Company for an initial term of one year. As consideration for all services to be rendered by WSF under the Agreement, the Company issued to WFS Common Stock purchase warrants exercisable to purchase, in the aggregate 50,000, 12,500 at $3.00 per share, 12,500 at $3.25 per share, 12,500 at $3.75 per share and 12,500 shares at $4.00 per share. At the year ended November 30, 1997, all 50,000 remain unexercised. As of November 12, 1998, all of the warrants had been exercised.

      Effective April 1, 1998, the Company entered into an agreement with Kennedy Miles Creative Communications, Ltd. ("KM"), pursuant to which KM agreed to provide to certain consulting and oversight agreements with respect to the business opportunities in the United Kingdom and the discontinuance of the operations of the former office in London for an initial term of one year. As consideration for all services to be rendered by KM under the Agreement, the Company issued to KM Common Stock purchase warrants exercisable to purchase, in the aggregate 75,000 shares at $2.00 (without giving effect to the 2:1 stock split). As of May 31, 1998, all of the warrants had been exercised.

      Effective April 1, 1998, the Company entered into an agreement with Richard A. Fisher, Esq. ("RAF"), pursuant to which RAF agreed to provide certain consulting, corporate finance and strategic services to the Company in connection with the consolidation of its activities with Zulu-tek for an initial term of one year. As consideration for these services to be rendered by RAF under the Agreement, the Company issued to RAF Common Stock purchase warrants exercisable to purchase, in the aggregate 50,000 shares at $4.00 (without giving effect to the 2:1 stock split). As of the date hereof, all of the warrants had been exercised. Since the March Transactions, RAF has also provided advice on certain legal matters in his capacity as counsel for Zulu-tek, a position he resigned on July 15, 1998, to allow him to devote the principal portion of his time to other business interests. Since that date, he has continued to provide services to the Company and to Zulu-tek, and to certain of its affiliates, on an hourly basis.

      Effective March 13, 1998, Roger Mincheff, who served as president until November 23, 1998 and is now acting in a consulting capacity, entered into an employment agreement with Zulu Ventures, Inc., an entity that was formed as a subsidiary of Zulu-tek but did not engage in active operations. The Company has fulfilled the obligations under the employment agreement. Consistent with the employment agreement and actions by the Board of Directors, Mr. Mincheff has served as President of the Company at a base annual salary of $125,000 plus cash bonuses of $35,000 payable on each of March 20 and April 30, 1998. The employment agreement is for a term of three years and is subject to termination by mutual agreement, by voluntary termination, death or for cause. In connection with his employment, Mr. Mincheff was granted options to acquire 300,000 shares of Common Stock (upon delivery) of the Company of which 200,000 are currently exercisable (100,000 at $2.375 per share and 100,000 at $2.00 per share).

      Effective October 28, 1998 the Company entered into an employment agreement with Robert E. Chmiel, hiring him as the Company's new Chief Operating Officer. Mr. Chmiel's employment agreement provides for a base salary of $325,000 per year for a period of 3 years. As additional incentives to join the Company, Mr. Chmiel was granted a signing bonus of $250,000 (of which $125,000 has been paid) and options to acquire 1,000,000 shares of the Company's Common Stock at $1.50 per share, 50% of which vested as of October 28, 1998 and the remaining 50% of which will vest on October 28, 1999. Mr. Chmiel is also eligible to receive incentive stock options under the Company's Incentive Stock Option Plan based on specified increases in the Company's gross revenues and increases in the market price of the Company's Common Stock. Mr. Chmiel's Employment Agreement is subject to termination for cause, death and voluntary termination.

      In connection with the transactions with Brand For Less L.L.C., George P. Russell was hired as President and Chief Executive Officer of Brand For Less under an Employment Agreement that provides for a base salary of $300,000 per year, a three year term and includes the usual executive benefits and a continuance bonus of $200,000. Enhanced granted him options to acquire 1,000,000 shares of the Company's Common Stock at $1.50 per share, 50% of which vest as of February 1999 and 25% of which vest on each of December 1, 1999 and 2000. In addition, Mr. Russell may receive an annual bonus of incentive stock options measured by increases in the gross revenues of Brands For Less L.L.C. and increases in the market price of the Company's Common Stock. Mr. Russell's Employment Agreement is subject to termination for cause, "Good Reason" as defined therein and for death or voluntary termination.

      Except for the above employment agreements, the Company does not currently have any formal employment agreements with its other executive officers. The Company does have employment agreements with certain non-executive officer and managers and has announced that it is seeking to engage other senior corporate officers and anticipates that those designations will be undertaken pursuant to formal employment agreements.

                                   PROPOSAL VI

PROPOSAL TO REVISE, RESTATE AND INCREASE THE SHARES RESERVED FOR ISSUANCE UNDER
                 THE COMPANY'S 1992 INCENTIVE STOCK OPTION PLAN


      In March 1992, the Company's Board of Directors and its stockholders adopted the Company's 1992 Incentive Stock Option Plan (the "Plan"), which provides for the grant of "incentive stock options" and "nonqualified stock options" (collectively "Stock Options") within the meaning of Internal Revenue Code of 1986 (the "Code"). Stock Options are issuable to certain officers, directors, employees, consultants, advisors and representatives of the Company. The Board has now amended and restated the Plan, subject to approval and ratification by the Company's stockholders to provide for (i) grants of stock options as well as other types of incentive awards ("Awards") that involve an exercise for Common Stock or other conversion privileges or valuation of an Award based on the Company's Common Stock, (ii) to increase the number of shares reserved under the Plan to 6 million shares and (iii) to restate the Plan to accommodate tax considerations and to reflect current trends and approaches to director and incentive compensations in technology based entities. The amended and restated Plan is annexed hereto as Appendix M.

      The Plan is not subject to the Employee Retirement Income Security Act of 1974. If the Plan is approved Stock Options to acquire _____ shares of Common Stock will be delivered on account of Stock Options previously granted in excess of Stock Options previously available under the Plan.

SUMMARY OF THE PLAN

      The following summary of the Plan is not intended to be complete, and is qualified in its entirety by reference to the Plan itself, a copy of which may be obtained without charge from the Company by requesting a copy from the Company at 3415 South Sepulveda Boulevard, Suite 500, Los Angeles, California, telephone (310) 397-3003, facsimile (310) 397-6132. Capitalized terms used herein shall have the meaning ascribed to them in the Plan.

PURPOSE

      The primary purpose of the Plan is to promote the growth and profitability of the Company by providing, through the granting of options, incentives to attract highly talented persons to positions with the Company and its subsidiaries, to retain such persons and to motivate them to use their best efforts on behalf of the Company and to attract skilled non-employee directors. Awards that are granted to employees under the Plan may be either incentive Stock Options or nonqualified Stock Options. Stock Options granted to consultants and non-employee directors under the Plan will be nonqualified Stock Options.

ADMINISTRATION

      The Plan is administered either by (i) the Board or (ii) a Committee of no less than two Board members, appointed by the Board. The Board and the Committee each have full and absolute power and authority in its sole discretion to (i) determine which Eligible Persons shall receive Awards, (ii) determine the time when Awards shall be granted, (iii) determine the terms and conditions, of any Awards granted under the Plan, (iv) determine the number of Shares which shall be subject to each Awards granted under the Plan, and (v) interpret the provisions of the Plan and of any Awards granted under the Plan.

      The interpretations and constructions by the Board or Committee of any provisions of the Plan and of Awards granted thereunder, and such determinations of the Board or Committee as they deem appropriate for the administration of the Plan and of Awards granted thereunder, are final and conclusive on all persons having any interest thereunder. The Board may from time to time remove members from, or add members to, the Committee, and vacancies on the Committee shall be filled by the Board. The Board may abolish the Committee at any time and re-vest in the Board the administration of the Plan.

ELIGIBILITY AND EXTENT OF PARTICIPATION

      Awards may be granted only to employees, consultants, representatives, advisors and directors of the Company and its subsidiaries. Incentive Stock Options may be granted only to individuals who are employees (including officers and directors who are also employees) of the Company or any parent or subsidiary corporation (as defined in Section 424 of the Code) of the Company at the time the Awards are granted. Non-Qualified Stock Options may be granted to individuals who are consultants, representatives, advisors or directors of the Company or any such parent or subsidiary corporation. As of December 30, 1998, approximately 50 individuals were eligible to receive Awards, and Awards were held by 30 individual(s) under the Plan. Subject to the terms of the Plan, the Board and the Committee have full and final authority to determine the persons who are to be granted Awards under the Plan and the number of Shares subject to each Awards.

EXISTING OPTION GRANTS

      During the fiscal year ended November 30, 1997, the Company granted 32,450 options (all of the discussion herein gives effect to the 2:1 stock split effected in May, 1998) to 24 employees at exercise prices ranging from $.9375 to $1.8750. Some of those options lapsed on various dates between June and September, 1998. In February 1998, the Company repriced and extended the termination date for 111,000 options including 60,000 non-qualified options held by persons who are directors of the Company prior to the March Transactions. During the current fiscal year, options to acquire 2,137,000 shares of Common Stock have been issued to directors or employees of the Company, and options to acquire 22,070 shares of Common Stock were exercised by employees of the Company.

      As of December 15, 1998, options to purchase up to 461,250 shares were outstanding, of which 453,748 were vested, under the Plan as follows:

                            NUMBER OF OUTSTANDING         NUMBER OF VESTED
      EXERCISE PRICE               OPTIONS                    OPTIONS
      --------------        ---------------------         ----------------
          0.9375                   178,000                    173,331
          1.000                      2,000                          0
          1.2500                    16,200                     16,067
          1.8750                     1,050                        350
          2.000                    233,000                    233,000
          2.2750                     9,000                      9,000
          3.000                     20,000                     20,000
         10.000                      2,000                      2,000

PURCHASE PRICE AND EXERCISE OF OPTIONS

      The purchase price for each Share issuable upon exercise of an Option are to be determined by the Committee, but in the case of Incentive Stock Options shall not be less than 100% of the fair market value of such Share on the date the Option is granted, except that no Incentive Stock Option may be granted to an individual if, at the time the Option is granted, such individual beneficially owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of its parent or subsidiary corporation, within the meaning of Section 422(b)(6) of the Code, unless (i) at the time such Option is granted the option price is at least 110% of the fair market value of the Stock subject to the Option and (ii) such Option by its terms is not exercisable after the expiration of five years from the date of the grant. To the extent that the aggregate fair market value (determined at the time the respective Incentive Stock Option is granted) of stock with respect to which Incentive Stock Options are exercisable for the first time by an individual during any calendar year exceeds $100,000, such excess Incentive Stock Options are to be treated as Non-Qualified Stock Options.

      An Option may be exercised in such amounts and at such times as may be determined by the Board or the Committee at the time of grant of such Option. To the extent that an Option is not exercised within the time period fixed by the Committee, it will expire as to the then unexercised portion of the Option.

EXPIRATION AND TRANSFER OF OPTIONS

      Options are non-transferable, except by will or by the laws of descent and distribution. During the lifetime of each Option holder, only he or she may exercise his or her Option.

ADJUSTMENT OF SHARES

      If any change is made in the Shares subject to the Plan, or subject to any Option granted under the Plan, through merger, consolidation, reorganization, recapitalization, stock dividend, stock split, combination of Shares, rights offerings, change in the corporate structure of the Company, or otherwise, such adjustment are to be made as to the maximum number of Shares subject to the Plan, and the number of Shares and prices per share of stock subject to outstanding Options as the Committee may deem appropriate.

AMENDMENTS TO AND TERMINATION OF THE PLAN

      The Board may amend, suspend, alter, or terminate the Plan at any time. To the extent necessary or desirable to comply with Rule 16b-3, the Code or any other applicable law or regulation, the Company is required to obtain stockholder approval of any amendment to the Plan only in such a manner and to such a degree as required by applicable law.

      The Board may amend the terms of any Option previously granted, prospectively or retroactively; provided, however, that unless required by applicable law, rule or regulation, no amendment of the Plan or of any Option Agreement may, without the consent of any Optionee holding any such affected Options, be permitted if such amendment would affect in a material and adverse manner Options granted prior to the date of any such amendment.

FEDERAL INCOME TAX CONSEQUENCES

The following summary of the Federal income tax consequences of the grant and exercise of Options, and the disposition of Shares purchased pursuant to the exercise of Options, is intended to reflect the current provisions of the Code and the regulations thereunder. This summary is not intended to be a complete statement of applicable law, not does it deal with state and local tax considerations.

INCENTIVE STOCK OPTIONS

      No taxable income will be recognized by the Option holder at the time of a grant or exercise of an Option. The excess of the fair market value of the Common Stock over the option price at the date of exercise of an Option is an adjustment for purposes of computing the alternative minimum tax under section 55 of the Code. If the requirements of section 422 of the Code are met by the Option holder (including the requirement that no disposition of such Shares is made by the Option holder for more than two years after the grant of the Option and for more than one year after the exercise of such Option), then any gain or loss realized by the Option holder upon disposition of such Shares will be treated as long-term capital gain or loss (assuming such Shares are held as a capital asset by the Option holder). If the requirements of section 422 of the Code are met, the Company will not be entitled to any deduction for Federal income tax purposes as a result of the issuance of such Shares pursuant to the exercise of the Option. If Shares acquired on exercise of an Option are disposed of prior to the expiration of either of the required holding periods described above (a "disqualifying disposition"), the Option holder will recognize ordinary income in the year in which the disposition of such Shares occurs. The amount of such ordinary income will be the excess of (a) the lower of the amount realized on disposition of such Shares or the fair market value of such Shares on the date of exercise of such Option, over (b) the Option price, so long as the disposition is by sale or exchange with respect to which a loss, if sustained, would be recognized.

      In addition, long-term capital gain may be recognized by the Option holder (assuming such Shares are held as a capital asset for more than six months by the Option holder) in an amount equal to the excess of the amount realized on the disqualifying disposition over the sum of the Option price and the ordinary income recognized by the Option holder. The Company (or the employer of the Option holder) will ordinarily be entitled to a deduction for Federal income tax purposes at the time of the disqualifying disposition in an amount equal to the ordinary income recognized by the Option holder.

      If an Option is exercised by the estate of an Option holder, the holding periods do not apply, and the estate will not recognize any ordinary income when it disposes of the Shares acquired upon the exercise of such Option. The estate, however, may recognize long-term capital gain, and the Company will not be entitled to any deduction for Federal income tax purposes.

NON-QUALIFIED STOCK OPTIONS

      No tax obligation will arise for the Optionee or the Company upon the granting of either Incentive Stock Options or Non-Qualified Stock Options under the Plan. Upon exercise of a Non-Qualified Stock Option, an Optionee will recognize ordinary income in an amount equal to the excess, if any, of the fair market value, on the date of exercise, of the stock acquired over the exercise price of the option. Thereupon, the Company will be entitled to a tax deduction in an amount equal to the ordinary income recognized by the Optionee. Any additional gain or loss realized by an Optionee on disposition of the shares generally will be capital gain or loss to the Optionee and will not result in any addition tax deduction to the Company. The taxable event arising from exercise of Non-Qualified Stock Options by officers of the Company subject to
Section 16(b) of the Securities Act of 1934 occurs on the later of the date on which the option is exercised or the date six months after the date the option was granted unless the Optionee elects, within 30 days of the date of exercise, to recognize ordinary income as of the date of exercise. The income recognized at the end of any deferred period will include any appreciation in the value of the stock during that period and the capital gain holding period will not being to run until the completion of such period.

      THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE TO AMEND THE COMPANY'S 1992 INCENTIVE STOCK OPTION PLAN TO INCREASE THE NUMBER OF OPTIONS ELIGIBLE FOR GRANT TO 6 MILLION.


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
                                  PROPOSAL VII

                       RATIFICATION OF THE APPOINTMENT OF
                             SCHUMACHER & ASSOCIATES
                             AS INDEPENDENT AUDITORS

      The Board of Directors has appointed Schumacher & Associates as the Company's independent auditors for its current fiscal year and is seeking stockholder ratification of the appointment. However, the Board of Directors may appoint other auditors for the fiscal year at anytime without stockholder approval if it determines that a change in auditors would be in the best interests of the Company and its stockholders. Schumacher & Associates served as auditors for the Company for the year ended November 30, 1997. Representatives of Schumacher & Associates will be in attendance at the Annual Meeting to respond to questions from shareholders.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF SCHUMACHER & ASSOCIATES AS THE COMPANY'S INDEPENDENT AUDITORS.


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
INCORPORATION BY REFERENCE

In addition to the materials set forth herein, this Proxy Statement incorporates by reference the following items previously filed with the SEC:

1. The Company's Annual Reports on Form 10-K and Form 10-KSB for the year ended November 30, 1997, as amended to date;

2. The Company's Reports on Form 10-QSB for the quarters ended February 23, March 31 and August 31, 1998, respectively, as amended by Forms 10-QSB-A for the quarters ended March 31 and August 31, 1998; and

3. The Company's Reports on Form 8-K covering events on March 3, September 9, November 24 and December 5, 1998, including the Reports on Form 8-KA with respect thereto.

REQUIREMENTS AND PROCEDURES FOR SUBMISSION OF PROXY PROPOSALS AND NOMINATIONS OF DIRECTORS BY STOCKHOLDERS

      The Board of Directors has approved the change in the year end of the Company from November 30 to December 31. The Annual Meeting of Stockholders of the Company for the year ending December 31, 1998 (the "1999 Annual Meeting"), is expected to be held in June 1999 with the mailing of proxy materials for such meeting expected to be in May 1999. Any stockholder who intends to present a proposal to be included in the Company's proxy materials to be considered for action at the 1999 Annual Meeting must satisfy the requirements of the Commission and the proposal must be received by the Secretary of the Company on or before February 15, 1999 for review and consideration for inclusion in the Company's proxy statement and proxy card relating to that Annual Meeting.

      The chairman of the 1999 Annual Meeting may decline to allow the transaction of any business or the consideration of any nomination which was not properly presented in accordance with these requirements. The requirements with respect to nomination of persons for director do not affect the deadline for submitting stockholder proposals for inclusion in the proxy statement, nor do they apply to questions a stockholder may wish to ask at a meeting. If the Company changes the date of the 1999 Annual Meeting of stockholders, stockholders will be notified in accordance with the Company's bylaws.

COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

      Under the Exchange Act, the Company's directors, certain executive and other officers, and any person holding more than ten percent (10%) of the Company's Common Stock are required to report their ownership and any changes in that ownership to the Commission and any exchange or quotation system on which the Common Stock is listed or quoted. Specific due dates for these reports have been established and the Company is required to report in this proxy statement any failure to file by directors and officers and ten percent (10%) holders. Based solely on a review of the copies of reports furnished to the Company as filed with the Commission, the Company believes that its executive officers and directors have complied with the filing requirements applicable to them for the year ended November 30, 1997.

AVAILABILITY OF ANNUAL AND INTERIM REPORTS

      The Company will furnish without charge to each stockholder who so requests in writing a copy of the Company's Annual Report on Form 10-KSB for the fiscal year ended November 30, 1997, copies of its quarterly reports on Form 10-QSB and 10-QSB-A and copies of reports on Form 8-K and 8-K-A covering the March and September Transactions, all as filed with the Securities and Exchange Commission. A copy of the Annual Report was previously mailed to all stockholders of record on March 30, 1998. Requests for additional copies of the Annual Report on Form 10-KSB should be sent to the Company at 3415 South Sepulveda Boulevard, Suite 500, Los Angeles, California 90034, Attention:
Investor Relations. In addition, each of these reports is available in electronic form on the EDGAR database at http://www.SEC.GOV/edaux/formlynx.htm; Company - Enhanced Services.

OTHER MATTERS

      The Board of Directors knows of no other business that will be presented for consideration at the Annual Meeting. If other matters are properly brought before the meeting, however, it is the intention of the persons named in the accompanying proxy to vote the shares represented thereby on such matters in accordance with their best judgment.


DATED: January __, 1998


                              BY ORDER OF THE BOARD OF DIRECTORS

      APPENDIX A


                          CERTIFICATE OF INCORPORATION

                                       OF

                               ZULUGROUP.COM, LTD.


            The undersigned, for the purposes of forming a corporation under the laws of the State of Delaware, does make, file and record this Certificate, and does certify that:


                                    ARTICLE I

                                      NAME

            The name of this corporation is ZuluGroup.com, Ltd. (the "Corporation").


                                   ARTICLE II

                                REGISTERED AGENT

            Its Registered Office in the State of Delaware is to be located at 1013 Centre Road, Wilmington, Delaware 19805, in New Castle County. The Registered Agent in charge thereof is Corporation Service Company.


                                   ARTICLE III

                                     PURPOSE

            The purpose of the Corporation is to engage in any lawful act or activity for which a corporation may be organized under the General Corporation Law of Delaware (the "GLC").


                                   ARTICLE IV

                             DURATION OF CORPORATION

            The duration of the Corporation shall be perpetual.

                                    ARTICLE V

                                  INCORPORATOR

            The name and mailing address of the incorporator are as follows:


                  Name                            Mailing Address

                  Justin Walker                   3415 S. Sepulveda Blvd.
                                                  Suite 500
                                                  Los Angeles, California  90034


                                   ARTICLE VI

                                  CAPITAL STOCK

            The total number of shares of stock which the Corporation shall have authority to issue is One Hundred and Twenty-five Million shares (125,000,000), consisting of One Hundred Million shares (100,000,000) of common stock, with a par value $.001 per share (the "Common Stock"), and Twenty-five Million shares of preferred stock, with a par value of $.001 dollars per share (the "Preferred Stock").

            The Preferred Stock may be issued from time to time in one or more series. A majority of the Board of Directors is expressly authorized to fix by written consent without a meeting, or by resolution or resolutions, to provide for the issue of any series of Preferred Stock, the number of shares included in such series and the voting power, designations, par values, redemption values, preferences and relative participating optional qualifications, limitations or restrictions thereof, and except as otherwise provided in respect of any such series (but not below the number of shares thereof then outstanding). In case the number of shares of any such series shall be so decreased, the shares constituting such decrease shall resume the status which they had prior to the adoption of the resolution or resolutions originally fixing the number of shares of such series. The number of authorized shares of Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the stock of the Corporation entitled to vote.

                                   ARTICLE VII

                               BOARD OF DIRECTORS

            Section 1. Number and Election. The Board of Directors of the Corporation shall consist of not less than three (3) nor more than ten (10) directors, with the exact number to be fixed from time to time in the manner provided in the Corporation's Bylaws. The initial board of directors shall be appointed by the Incorporator and shall serve until the next annual meeting of the Corporation's stockholders following the date of incorporation. Except for the initial directors, the directors shall be elected at the annual meeting of the stockholders, as such are convened, or by or pursuant to the Bylaws, and shall serve until the annual meeting at which their successor is duly elected and qualified.

            Section 2. Removal. Subject to the rights of the holders of any Preferred Stock then outstanding, any director, or the entire board, may be removed from office at any time, with or without cause and by the affirmative vote of a majority vote of the shareholders then entitled to vote at an election of directors.

            Section 3. Vacancies. Subject to the rights of the holders of any Preferred Stock, vacancies and newly created directorships resulting from any increase in the authorized number of directors elected by all of the stockholders having the right to vote as a single class may be filled by a majority of the directors then in office, although less than a quorum, or by a sole remaining director.

            Section 4. Absence of Requirements of Ballots. The election of directors need not be by written ballot unless the Bylaws of the Corporation shall so provide.

            Section 5. Power to Amend Bylaws. Any change as defined in the Bylaws of the Corporation must be approved by a majority of the authorized number of directors.


                                  ARTICLE VIII

                                STOCKHOLDER VOTE

            Any election or other action by stockholders of the Corporation may be effected by written consent and without a meeting, except as limited by this Certificate of Incorporation, the regulations of the National Association of Securities Dealers or any other exchange or while the Corporation's Common Stock is listed or traded and any other applicable regulations or laws.

                                   ARTICLE IX

                                SPECIAL MEETINGS

            Special meetings of the stockholders of the Corporation for any purpose or purposes may be called at any time by the Board of Directors or by a majority of the members of the Board of Directors or by the request of stockholders holding ten percent (10%) of the Corporations outstanding Common Stock.


                                    ARTICLE X

                     LIABILITY FOR BREACH OF FIDUCIARY DUTY

            To the fullest extent permitted by the GCL, a director of the Corporation shall not be liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director. In furtherance thereof, a director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the GCL, as the same exists or hereafter may be amended, or (iv) for any transaction from which the director derived an improper personal benefit. If the GCL hereafter is amended to authorize the further elimination or limitation of the liability of directors, then the liability of directors shall be eliminated or limited to the full extent authorized by the GCL, as so amended.


                                   ARTICLE XI

                                 INDEMNIFICATION

            The Corporation shall, to the fullest extent legally permissible under the provisions of the Delaware General Corporation Law, as the same may be amended and supplemented, shall indemnify and hold harmless any and all persons whom it shall have power to indemnify under said provisions from and against any and all liabilities (including expenses) imposed upon or reasonably incurred by him or her in connection with any action, suit or other proceeding in which he may be involved or with which he or she may be threatened, or other matters referred to in or covered by said provisions both as to action in his or her official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director or officer of the Corporation. Such indemnification provided shall not be deemed exclusive of any other rights to which those indemnified may be entitled under any Bylaw, Agreement or Resolution adopted by the shareholders entitled to vote thereon after notice.

                                   ARTICLE XII

                       CREDITOR COMPROMISE OR ARRANGEMENT

            When a compromise or arrangement is proposed between the Corporation and its creditors or any class of them or between the Corporation and its shareholders or any class of them, a court of equity jurisdiction within the state, on application of the Corporation or of a creditor or shareholder thereof, or on application of a receiver appointed for the Corporation pursuant to the provisions of Section 291 of Title 8 of the Delaware Code or on application of trustees in dissolution or of any receiver or receivers appointed for the Corporation pursuant to provisions of Section 279 of Title 8 of the Delaware Code order a meeting of the creditors or class of creditors or of the shareholders or class of shareholders to be affected by the proposed compromise or arrangement or reorganization, to be summoned in such manner as the court directs. If a majority in number representing 3/4 in value of the creditors or class of creditors, or of the shareholders or class of shareholders to be affected by the proposed compromise or arrangement or a reorganization, agree to a compromise or arrangement, the compromise or arrangement and the reorganization, if sanctioned by the court to which the application has been made, shall be binding on all the creditors or class of creditors, or on all the shareholders or class of shareholders and also on the Corporation.


                                   ARTICLE XIV

                      ELECTION WITH RESPECT TO SECTION 203

            The Corporation expressly hereby elects not to be governed by the provisions of Section 203 of Title 8 of the Delaware Code, or any successor thereto, with respect to the statutory restrictions or transactions involving certain possible business combinations.


                                   ARTICLE XV

                 RIGHT TO AMEND THE CERTIFICATE OF INCORPORATION

            In addition to any affirmative vote required by applicable law and any voting rights granted to or held by holders of Preferred Stock, any alteration, amendment, repeal or rescission (any "Change") of any provision of this Restated Certificate of Incorporation must be approved by a majority of the directors of the Corporation then in office and by the affirmative vote of the holders of a majority of the outstanding shares of Voting Stock of the Corporation.

Dated on this 7th day of December, 1998.


                                       --------------------------------------
                                       Incorporator

APPENDIX B


                                     BYLAWS

                                       OF

                               ZULUGROUP.COM, LTD.
                               (THE "CORPORATION")


                                    ARTICLE I

                                  STOCKHOLDERS

            1. CERTIFICATES REPRESENTING STOCK. Certificates representing stock in the Corporation shall be signed by, or in the name of, the Corporation by the Chairman or Vice-Chairman of the Board of Directors, if any, or by the President or a Vice-President and by the Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary of the Corporation. In case any officer, transfer agent, or registrar who has signed or whose signature has been placed upon a certificate shall have ceased to be such officer, transfer agent, or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if he were such officer, transfer agent, or registrar at the date of issue.

            Whenever the Corporation shall be authorized to issue more than one class of stock or more than one series of any class of stock, and whenever the Corporation shall issue any shares of its stock as partly paid stock, the certificates representing shares of any such class or series or of any such partly paid stock shall set forth thereon the statements prescribed by the Delaware General Corporation Law (the "DGCL"). Any restrictions on the transfer or registration of transfer of any shares of stock of any class or series shall be noted conspicuously on the certificate representing such shares.

            The Corporation may issue a new certificate of stock or uncertificated shares in place of any certificate theretofore issued by it, alleged to have been lost, stolen or destroyed, and the Board of Directors may require the owner of the lost, stolen, or destroyed certificate, or his legal representative, to give the Corporation a bond sufficient to indemnify the Corporation against any claim that may be made against it on account of the alleged loss, theft, or destruction of any such certificate or the issuance of any such new certificate or uncertificated shares.

            2. UNCERTIFICATED SHARES. Subject to any conditions imposed by the DGCL, the Board of Directors of the Corporation may provide by resolution or resolutions that some or all of any or all classes or series of the stock of the Corporation shall be uncertificated shares. Within a reasonable time after the issuance or transfer of any uncertificated shares, the Corporation shall send to the registered owner thereof any written notice prescribed by the DGCL.

            3. FRACTIONAL SHARE INTERESTS. The Corporation may, but shall not be required to, issue fractions of a share. If the Corporation does not issue fractions of a share, it shall (1) arrange for the disposition of fractional interests by those entitled thereto, (2) pay in cash the fair value of fractions of a share as of the time when those entitled to receive such fractions are determined, or in the alternative, adjust any such fractional shares to be issued up to the nearest whole share, or (3) issue scrip or warrants in registered form (either represented by a certificate or uncertificated) or bearer form (represented by a certificate) which shall entitle the holder to receive a full share upon the surrender of such scrip or warrants aggregating a full share. A certificate for a fractional share or an uncertificated fractional share shall, but scrip or warrants shall not unless otherwise provided therein, entitle the holder to exercise voting rights, to receive dividends thereon, and to participate in any of the assets of the Corporation in the event of liquidation. The Board of Directors may cause scrip or warrants to be issued subject to the conditions that they shall become void if not exchanged for certificates representing the full shares or uncertificated full shares before a specified date, or subject to the conditions that the shares for which scrip or warrants are exchangeable may be sold by the Corporation and the proceeds thereof distributed to the holders of scrip or warrants, or subject to any other conditions which the Board of Directors may impose.

            4. STOCK TRANSFERS. Upon compliance with provisions restricting the transfer or registration of transfer of shares of stock, if any, transfers or registration of transfers of shares of stock of the Corporation shall be made only on the stock ledger of the Corporation by the registered holder thereof, or by his attorney thereunto authorized by power of attorney duly executed and filed with the Secretary of the Corporation or with a transfer agent or a registrar, if any, and, in the case of shares represented by certificates, on surrender of the certificate or certificates for such shares of stock properly endorsed and the payment of all taxes due thereon.

            5. RECORD DATE FOR STOCKHOLDERS. In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall not be more than sixty nor less than ten days before the date of such meeting. If no record date is fixed by the Board of Directors, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting. In order that the Corporation may determine the stockholders entitled to consent to corporate action in writing without a meeting, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which date shall not be more than ten days after the date upon which the resolution fixing the record date is adopted by the Board of Directors. If no record date has been fixed by the Board of Directors, the record date for determining the stockholders entitled to consent to corporate action in writing without a meeting, when no prior action by the Board of Directors is required by the DGCL, shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the Corporation by delivery to its registered office in the State of Delaware, its principal place of business, or an officer or agent of the Corporation having custody of the book in which proceedings of meetings of stockholders are recorded. Delivery made to the Corporation's registered office shall be by hand or by certified or registered mail, return receipt requested. If no record date has been fixed by the Board of Directors and prior action of the Board of Directors is required by the DGCL, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting shall be at the close of business on the day on which the Board of Directors adopts the resolution taking such prior action. In order that the Corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion, or exchange of stock, or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall not be more than sixty days prior to such action. If no record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

            6. MEANING OF CERTAIN TERMS. As used herein in respect of the right to notice of a meeting of stockholders or a waiver thereof or to participate or vote thereat or to consent or dissent in writing in lieu of a meeting, as the case may be, the term "share" or "shares" or "share of stock" or "shares of stock" or "stockholder" or "stockholders" refers to an outstanding share or shares of stock and to a holder or holders of record of outstanding shares of stock when the Corporation is authorized to issue only one class of shares of stock, and said reference is also intended to include any outstanding share or shares of stock and any holder or holders of record of outstanding shares of stock of any class upon which or upon whom the Certificate of Incorporation confers such rights where there are two or more classes or series of shares of stock or upon which or upon whom the DGCL confers such rights notwithstanding that the Certificate of Incorporation may provide for more than one class or series of shares of stock, one or more of which are limited or denied such rights thereunder; provided, however, that no such right shall vest in the event of an increase or a decrease in the authorized number of shares of stock of any class or series which is otherwise denied voting rights under the provisions of the Certificate of Incorporation, except as any provision of law may otherwise require.

            7.    STOCKHOLDER MEETINGS.

                  7.1 ANNUAL MEETING. The annual meeting of the stockholders shall be held on the date and at the time fixed, from time to time, by the directors, provided, that the first annual meeting shall be held on a date within thirteen months after the organization of the

Corporation, and each successive annual meeting shall be held on a date within thirteen months after the date of the preceding annual meeting. A special meeting shall be held on the date and at the time fixed by the directors.

                  7.2 SPECIAL MEETINGS. Subject to Article IX of the Certificate of Incorporation, a special meeting of the stockholders for the transaction of any proper business may be called at any time by the Board of Directors, by the Chairman of the Board, by the President or by the holders of record entitled to cast not less than ten percent (10%) of the votes at such a meeting.

                  7.3 PLACE. Annual meetings and special meetings shall be held at such place, within or without the State of Delaware, as the directors may, from time to time, fix. Whenever the directors shall fail to fix such place, the meeting shall be held at the registered office of the Corporation in the State of Delaware.

                  7.4 CALL. Annual meetings and special meetings may be called by the directors or by any officer instructed by the directors to call the meeting.

                  7.5 NOTICE OR WAIVER OF NOTICE. Written notice of all meetings shall be given, stating the place, date, and hour of the meeting and stating the place within the city or other municipality or community at which the list of stockholders of the Corporation may be examined. The notice of an annual meeting shall state that the meeting is called for the election of directors and for the transaction of other business which may properly come before the meeting, and shall (if any other action which could be taken at a special meeting is to be taken at such annual meeting) state the purpose or purposes. The notice of a special meeting shall in all instances state the purpose or purposes for which the meeting is called. The notice of any meeting shall also include, or be accompanied by, any additional statements, information, or documents prescribed by the DGCL. Except as otherwise provided by the DGCL, a copy of the notice of any meeting shall be given, personally or by mail, not less than ten days nor more than sixty days before the date of the meeting, unless the lapse of the prescribed period of time shall have been waived, and directed to each stockholder at his record address or at such other address which he may have furnished by request in writing to the Secretary of the Corporation. Notice by mail shall be deemed to be given when deposited, with postage thereon prepaid, in the United States Mail or delivered to an express mail or similar service for delivery or transmitted by facsimile or other electronic means to the record address for such deliveries. If a meeting is adjourned to another time, not more than thirty days hence, and/or to another place, and if an announcement of the adjourned time and/or place is made at the meeting, it shall not be necessary to give notice of the adjourned meeting unless the directors, after adjournment, fix a new record date for the adjourned meeting. Notice need not be given to any stockholder who submits a written waiver of notice signed by him before or after the time stated therein. Attendance of a stockholder at a meeting of stockholders shall constitute a waiver of notice of such meeting, except when the stockholder attends the meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders need be specified in any written waiver of notice.

                  7.6 STOCKHOLDER LIST. The officer who has charge of the stock ledger of the Corporation shall prepare and make, at least ten days before every meeting of stockholders, a complete list of the stockholders, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten days prior to the meeting, either at a place within the city or other municipality or community where the meeting is to be held, which place shall be specified in the notice of the meeting, or if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present. The stock ledger shall be the only evidence as to who are the stockholders entitled to examine the stock ledger, the list required by this section or the books of the Corporation, or to vote at any meeting of stockholders.

                  7.7 CONDUCT OF MEETING. Meetings of the stockholders shall be presided over by one of the following officers in the order of seniority and if present and acting - the Chairman of the Board, if any, the Vice-Chairman of the Board, if any, the President, a Vice-President, or, if none of the foregoing is in office and present and acting, by a chairman to be chosen by the stockholders. The Secretary of the Corporation, or in his absence, an Assistant Secretary, shall act as secretary of every meeting, but if neither the Secretary nor an Assistant Secretary is present the Chairman of the meeting shall appoint a secretary of the meeting.

                  7.8 PROXY REPRESENTATION. Every stockholder may authorize another person or persons to act for him by proxy in all matters in which a stockholder is entitled to participate, whether by waiving notice of any meeting, voting or participating at a meeting, or expressing consent or dissent without a meeting. Every proxy must be signed by the stockholder or by his attorney-in-fact and may be signed in facsimile or other electronic form reasonably acceptable to the Corporation. No proxy shall be voted or acted upon after three years from its date unless such proxy provides for a longer period. A duly executed proxy shall be irrevocable if it states that it is irrevocable and, if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power. A proxy may be made irrevocable regardless of whether the interest with which it is coupled is an interest in the stock itself or an interest in the Corporation generally.

                  7.9 INSPECTORS. The directors, in advance of any meeting, may, but need not, appoint one or more inspectors of election to act at the meeting or any adjournment thereof. If an inspector or inspectors are not appointed, the person presiding at the meeting may, but need not, appoint one or more inspectors. In case any person who may be appointed as an inspector fails to appear or act, the vacancy may be filled by appointment made by the directors in advance of the meeting or at the meeting by the person presiding thereat. Each inspector, if any, before entering upon the discharge of his duties, shall take and sign an oath faithfully to execute the duties of inspectors at such meeting with strict impartiality and according to the best of his ability. The inspectors, if any, shall determine the number of shares of stock outstanding and the voting power of each, the shares of stock represented at the meeting, the existence of a quorum, the validity and effect of proxies, and shall receive votes, ballots, or consents, hear and determine all challenges and questions arising in connection with the right to vote, count and tabulate all votes, ballots, or consents, determine the result, and do such acts as are proper to conduct the election or vote with fairness to all stockholders. On request of the person presiding at the meeting, the inspector or inspectors, if any, shall make a report in writing of any challenge, question, or matter determined by him or them and execute a certificate of any fact found by him or them. Except as otherwise required by subsection (e) of Section 231 of the DGCL, the provisions of that Section shall not apply to the Corporation.

                  7.10 QUORUM. The holders of a majority of the outstanding shares of stock shall constitute a quorum at a meeting of stockholders for the transaction of any business. The stockholders present may adjourn the meeting despite the absence of a quorum.

                  7.11 VOTING. Each share of stock shall entitle the holders thereof to one vote. Directors shall be elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors. Any other action shall be authorized by a majority of the votes cast except where the DGCL prescribes a different percentage of votes and/or a different exercise of voting power, and except as may be otherwise prescribed by the provisions of the Certificate of Incorporation and these Bylaws. In the election of directors, and for any other action, voting need not be by ballot.

            8. STOCKHOLDER VOTE. Any election or other action by stockholders of the Corporation may be effected at an annual or special meeting of stockholders or by the written consent without a meeting of the number of stockholders needed to approve such an action had a meeting of the stockholders been held.


                                   ARTICLE II

                                    DIRECTORS

            1. FUNCTIONS AND DEFINITION. The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors of the Corporation. The Board of Directors shall have the authority to fix the compensation of the members thereof. The use of the phrase "whole board" herein refers to the total number of directors which the Corporation would have if there were no vacancies.

            2. QUALIFICATIONS AND NUMBER. A director need not be a stockholder, a citizen of the United States, or a resident of the State of Delaware. The initial Board of Directors shall consist of not less than three (3) nor more than ten (10) as may be set from time to time by the majority vote of the Board of Directors.

            3. ELECTION AND TERM. The first Board of Directors, unless the members thereof shall have been named in the Certificate of Incorporation, shall be elected by the incorporator or incorporators and shall hold office until the first annual meeting of stockholders and until their successors are elected and qualified or until their earlier resignation or removal. The first Board of Directors shall consist of at least three (3) directors. Any director may resign at any time upon written notice to the Corporation. Thereafter, directors who are elected at an annual meeting of stockholders, and directors who are elected in the interim to fill vacancies and newly created directorships, shall hold office until the next annual meeting of stockholders and until their successors are elected and qualified or until their earlier resignation or removal.

            4. VACANCIES. Subject to Article VII of the Certificate of Incorporation, and except as the DGCL may otherwise require, in the interim between annual meetings of stockholders or of special meetings of stockholders called for the election of directors and/or for the removal of one or more directors and for the filling of any vacancy in that connection, newly created directorships and any vacancies in the Board of Directors, including unfilled vacancies resulting from the removal of directors with or without cause, may be filled by the vote of a majority of the remaining directors then in office, although less than a quorum.

            5.    MEETINGS.

                  5.1 TIME. Meetings shall be held at such time as the Board shall fix, except that the first meeting of a newly elected Board shall be held as soon after its election as the directors may conveniently assemble.

                  5.2 PLACE. Meetings shall be held at such place within or without the State of Delaware as shall be fixed by the Board.

                  5.3 CALL. No call shall be required for regular meetings for which the time and place have been fixed. Special meetings may be called by or at the direction of the Chairman of the Board, if any, the Vice-Chairman of the Board, if any, of the President, or of a majority of the directors in office.

                  5.4 MEETINGS BY TELEPHONE. Members of the Board may participate in a meeting through the use of conference telephone or similar communications equipment, so long as all directors participating in such meeting can hear one another. Participation in a meeting pursuant to this paragraph constitutes presence in person at such meeting.

                  5.5 NOTICE OR ACTUAL OR CONSTRUCTIVE WAIVER. No notice shall be required for regular meetings for which the time and place have been fixed. Written, oral, or any other mode of notice of the time and place shall be given for special meetings in sufficient time for the convenient assembly of the directors thereat. Notice need not be given to any director or to any member of a committee of directors who submits a written waiver of notice signed by him before or after the time stated therein. Attendance of any such person at a meeting shall constitute a waiver of notice of such meeting, except when he attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the directors need be specified in any written waiver of notice.

                  5.6 QUORUM AND ACTION. A majority of the whole Board shall constitute a quorum except when a vacancy or vacancies prevents such majority, whereupon a majority of the directors in office shall constitute a quorum, provided that such majority shall constitute at least one-third of the whole Board. A majority of the directors present, whether or not a quorum is present, may adjourn a meeting to another time and place. Except as herein otherwise provided, and except as otherwise provided by the DGCL, the vote of the majority of the directors present at a meeting at which a quorum is present shall be the act of the Board. The quorum and voting provisions herein stated shall not be construed as conflicting with any provisions of the DGCL and these Bylaws which govern a meeting of directors held to fill vacancies and newly created directorships in the Board or action of disinterested directors.

                  Any member or members of the Board of Directors or of any committee designated by the Board, may participate in a meeting of the Board, or any such committee, as the case may be, by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other.

                  5.7 CHAIRMAN OF THE MEETING. The Chairman of the Board, if any and if present and acting, shall preside at all meetings. Otherwise, the Vice-Chairman of the Board, if any and if present and acting, or the President, if present and acting, or any other director chosen by the Board, shall preside.

            6. REMOVAL OF DIRECTORS. Subject to Article VII of the Certificate of Incorporation, except as may otherwise be provided by the DGCL, any director or the entire Board of Directors may be removed, with or without cause, by the holders of a majority of the shares then entitled to vote at an election of directors.

            7. COMMITTEES. The Board of Directors may, by resolution passed by a majority of the whole Board, designate one or more committees, each committee to consist of one or more of the directors of the Corporation. The Board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of any member of any such committee or committees, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member. Any such committee, to the extent provided in the resolution of the Board, shall have and


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
may exercise the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation with the exception of any authority the delegation of which is prohibited by Section 141 of the DGCL, and may authorize the seal of the Corporation to be affixed to all papers which may require it.

            8. WRITTEN ACTION. Any action required or permitted to be taken at any meeting of the Board of Directors or any committee thereof may be taken without a meeting if all members of the Board of Directors or committee, as the case may be, consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the Board or committee.


                                   ARTICLE III

                                    OFFICERS

      The officers of the Corporation shall consist of a President, a Secretary, a Chief Financial Officer, and, if deemed necessary, expedient, or desirable by the Board of Directors, a Chairman of the Board, a Vice-Chairman of the Board, an Executive Vice-President, one or more other Vice-Presidents, one or more Assistant Secretaries, one or more Assistant Treasurers, and such other officers with such titles as the resolution of the Board of Directors choosing them shall designate. Except as may otherwise be provided in the resolution of the Board of Directors choosing him, no officer other than the Chairman or Vice-Chairman of the Board, if any, need be a director. Any number of offices may be held by the same person, as the directors may determine.

            Unless otherwise provided in the resolution choosing him, each officer shall be chosen for a term which shall continue until the meeting of the Board of Directors following the next annual meeting of stockholders and until his successor shall have been chosen and qualified.

            All officers of the Corporation shall have such authority and perform such duties in the management and operation of the Corporation as shall be prescribed in the resolutions of the Board of Directors designating and choosing such officers and prescribing their authority and duties, and shall have such additional authority and duties as are incident to their office except to the extent that such resolutions may be inconsistent therewith. The Secretary or an Assistant Secretary of the Corporation shall record all of the proceedings of all meetings and actions in writing of stockholders, directors, and committees of directors, and shall exercise such additional authority and perform such additional duties as the Board shall assign to him. Any officer may be removed, with or without cause, by the Board of Directors. Any vacancy in any office may be filled by the Board of Directors.

                                   ARTICLE IV

                       CONTRACTS, CHECKS, DRAFTS, BANKING

      1. EXECUTION OF CONTRACTS. The Board, except as these Bylaws otherwise provide, may authorize any officer or officers, agent or agents, to enter into any contract or execute any instrument in the name of and on behalf of the Corporation, and such authority may be general or confined to specific instances; and unless so authorized by the Board or by these Bylaws, no officer, agent or employee shall have any power or authority to bind the Corporation by any contract or engagement or to pledge its credit or to render it liable for any purpose or in any amount.

      2. CHECKS, DRAFTS, ETC. All checks, drafts or other orders for payment of money, notes or other evidence of indebtedness, issued in the name of or payable to the Corporation, shall be signed or endorsed by such person or persons and in such manner as, from time to time, shall be determined by resolution of the Board. Each such officer, assistant, agent or attorney shall give such bond, if any, as the Board may require.

      3. DEPOSITS. All funds of the Corporation not otherwise employed shall be deposited from time to time to the credit of the Corporation in such banks, trust companies or other depositories as the Board may select, or as may be selected by any officer or officers, assistant or assistants, agent or agents, or attorney or attorneys of the Corporation to whom such power shall have been delegated by the Board. For the purpose of deposit and for the purpose of collection for the account of the Corporation, the President, any Vice President or the Chief Financial Officer (or any other officer or officers, assistant or assistants, agent or agents, or attorney or attorneys of the Corporation who shall from time to time be determined by the Board) may endorse, assign and deliver checks, drafts and other orders for the payment of money which are payable to the order of the Corporation.

      4. GENERAL AND SPECIAL BANK ACCOUNTS. The Board may from time to time authorize the opening and keeping of general and special bank accounts with such banks, trust companies or other depositories as the Board may select or as may be selected by any officer or officers, assistant or assistants, agent or agents, or attorney or attorneys of the Corporation to whom such power shall have been delegated by the Board. The Board may make such special rules and regulations with respect to such bank accounts, not inconsistent with the provisions of these Bylaws, as it may deem expedient.

                                    ARTICLE V

                                 INDEMNIFICATION

      1. INDEMNIFICATION OF DIRECTORS AND OFFICERS. The Corporation shall indemnify, in the manner and to the fullest extent permitted by the DGCL, as the same exists or may hereafter be amended (the "Delaware Law") (but in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than permitted prior thereto), any person (or the estate of any person) who is or was a party to, or is threatened to be made a party to, any threatened, pending or completed action, suit or proceeding, whether or not by or in the right of the Corporation, and whether civil, criminal, administrative, investigative or otherwise, by reason of the fact that such person is or was a director or officer of the Corporation, or is or was serving at the request of the Corporation as a director or officer of another corporation, partnership, joint venture, trust or other enterprise. The Corporation may, to the fullest extent permitted by the Delaware Law, purchase and maintain insurance on behalf of any such person against any liability which may be asserted against such person. The Corporation may create a trust fund, grant a security interest or use other means (including without limitation a letter of credit) to ensure the payment of such sums as may become necessary to effect the indemnification as provided herein. To the fullest extent permitted by the Delaware Law, the indemnification provided herein shall include expenses (including attorneys' fees), judgments, fines and amounts paid in settlement and any such expenses shall be paid by the Corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of the indemnitee to repay such amounts if it is ultimately determined that he or she is not entitled to be indemnified. The indemnification provided herein shall not be deemed to limit the right of the Corporation to indemnify any other person for any such expenses to the fullest extent permitted by the Delaware Law, nor shall it be deemed exclusive of any other rights to which any person seeking indemnification from the Corporation may be entitled under any agreement, the Corporation's Certificate of Incorporation, vote of stockholders or disinterested directors, or otherwise, both as to action in such person's official capacity and as to action in another capacity while holding such office.

      2. INDEMNIFICATION OF EMPLOYEES AND AGENTS. The Corporation may, but only to the extent that the Board of Directors may (but shall not be obligated to) authorize from time to time, grant rights to indemnification and to the advancement of expenses to any employee or agent of the Corporation to the fullest extent of the provisions of this Article V as they apply to the indemnification and advancement of expenses of directors and officers of the Corporation.

      3. ENFORCEMENT OF INDEMNIFICATION. The rights to indemnification and the advancement of expenses conferred above shall be contract rights. If a claim under this Article V is not paid in full by the Corporation within 60 days after written claim has been received by the Corporation, except in the case of a claim for an advancement of expenses, in which case the applicable period shall be 20 days, the indemnitee may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim. If successful in whole or in part in any such suit, or in a suit brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the indemnitee shall be entitled to be paid also the expenses of prosecuting or defending such suit. In
(i) any suit brought by the indemnitee to enforce a right to indemnification hereunder (but not in a suit brought by the indemnitee to enforce a right to an advancement of expenses) it shall be a defense that, and (ii) any suit by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking the Corporation shall be entitled to recover such expenses upon a final adjudication that the indemnitee has not met any applicable standard for indemnification set forth in the Delaware Law. Neither the failure of the Corporation (including its Board of Directors, independent legal counsel or stockholders) to have made a determination prior to the commencement of such suit that indemnification of the indemnitee is proper in the circumstances because the indemnitee has met the applicable standard of conduct set forth in the Delaware Law, nor an actual determination by the Corporation (including its Board of Directors, independent legal counsel or stockholders) that the indemnitee has not met such applicable standard of conduct, shall create a presumption that the indemnitee has not met the applicable standard of conduct or, in the case of such a suit brought by the indemnitee, be a defense to such suit. In any suit brought by the indemnitee to enforce a right to indemnification or to an advancement of expenses hereunder, or by the Corporation to recover an advancement or expenses pursuant to the terms of an undertaking, the burden of proving that the indemnitee is not entitled to be indemnified, or to such advancement of expenses, under this Article V or otherwise shall be on the Corporation.


                                   ARTICLE VI

                                 CORPORATE SEAL

            The corporate seal shall be in such form as the Board of Directors shall prescribe.


                                   ARTICLE VII

                                   FISCAL YEAR

            The fiscal year of the Corporation shall be fixed, and shall be subject to change, by the Board of Directors.

                                  ARTICLE VIII

                               CONTROL OVER BYLAWS

            Subject to Article VII of the Certificate of Incorporation and the provisions of the DGCL, the power to amend, alter, or repeal these Bylaws and to adopt new Bylaws may be exercised by the Board of Directors.

            I HEREBY CERTIFY that the foregoing is a full, true, and correct copy of the Bylaws of ZuluGroup.com, Ltd., a Delaware corporation, as in effect on the date hereof.

Dated:



                                       ----------------------------------
                                       Incorporator

APPENDIX C

                              ARTICLES OF AMENDMENT
                                       of
                          ARTICLES OF INCORPORATION OF

                         ENHANCED SERVICES COMPANY, INC.

                                    CREATING

               SERIES 1998 RESTRICTED CONVERTIBLE PREFERRED STOCK

                      (Pursuant to Section 7-106-102 of the
                       Colorado Business Corporation Law)



      Pursuant to Section 7-106-102 of the Colorado Business Corporation Act of the State of Colorado (the "CBCA") and Section 2 of Article IV of the Articles of Incorporation of Enhanced Services Company, Inc., a corporation organized and existing under the CBCA (this "Corporation"), this Corporation hereby adopts the following Articles of Amendment to its Articles of Incorporation:

      FIRST: The name of this Corporation is ENHANCED SERVICES COMPANY, INC.

      SECOND: The following amendment to the Articles of Incorporation was adopted on March 2, 1998, as prescribed by Section 7-106-102 of the CBCA, by the Board of Directors of this Corporation, no action of the shareholders being required pursuant to Article IV of the Articles of Incorporation of this
Corporation:

                  Article IV of the Articles of Incorporation shall be amended by adding a new Section 3 to Article VI, to designate a class of authorized Preferred Stock, par value $.001 per share, of this Corporation, and the designation and amount thereof and the voting powers, preferences and relative participating, optional and other special rights of the shares of such series, and the qualifications, limitations or restrictions thereof are as follows:

                  Section 3. Series 1998 Restricted Convertible Preferred Stock.

                  3.1 Designation and Amount; Definitions. The shares of such series shall be designated as the "Series 1998 Restricted Convertible Preferred Stock" (the "Series 1998 Restricted Preferred Stock") and the number of shares initially constituting such series shall be 1,000,000, which number may be decreased by the Board of Directors without a vote of stockholders; provided, however, that such number may not be decreased below the number of then currently outstanding shares of Series 1998 Restricted Preferred Stock. Capitalized terms used herein and not otherwise defined have the meanings ascribed to them in Section 3.8.


                  3.2   Dividends and Distributions.

                        (a) The right of the holders of shares of Series 1998 Restricted Preferred Stock shall be inferior and subordinate in all respects to the dividend rights granted to the holders of the Corporation's 8.6% Cumulative Convertible Preferred Stock. Otherwise, the holders of the shares of Series 1998 Restricted Preferred Stock are entitled to the same dividend rights as the holders of any other securities of the Company.

                        (b) The holders of shares of Series 1998 Restricted Preferred Stock shall not be entitled to receive any dividends or other distributions in respect of such shares of Series 1998 Restricted Preferred Stock, except as provided in these Articles of Amendment of the Articles of Incorporation.

                  3.3 Voting Rights. Except as otherwise provided in the Bylaws of the Corporation, or by law, the holders of Series 1998 Restricted Preferred Stock shall have no voting rights and their consent shall not be required for taking any corporate action.

                  3.4 Certain Restrictions. Except as imposed in these Articles of Amendment of the Articles of Incorporation, there are no other restrictions imposed upon the Corporation which are associated solely with the Series 1998 Restricted Preferred Stock.

                  3.5   Conversion.

                        (a) Right of Conversion at the Corporation's Option. On the terms and conditions contained herein, the Corporation is hereby granted the exclusive right and option, without any obligation, to convert each share of Series 1998 Restricted Preferred Stock into 2.771806 fully paid and non-assessable shares of Common Stock.

                        (b) Required Resolution. The right of the Corporation to convert the shares of Series 1998 Restricted Preferred Stock arises as of the date of adoption of a resolution (the "Authorizing Resolution") by the holders of a majority of the issued and outstanding shares of Common Stock at a special or annual meeting of shareholders duly called for such purpose. Upon adoption of the Authorizing Resolution, each share of Series 1998 Restricted Preferred Stock shall automatically be converted into the number of shares of Common Stock stated in Section 3.5 (a).

                        (c) Record Date. The Board of Directors shall fix a record date for the determination of the holders of the Series 1998 Restricted Preferred Stock to be converted, not more than 60 days nor less than 30 days before the date fixed for conversion. Notice of conversion having been mailed as aforesaid, from and after the conversion date (unless the Corporation fails to issue the shares of Common stock upon such conversion) shall no longer be deemed to be outstanding. All rights of the holders thereof as stock holders of the Corporation (except the right to receive from the Corporation she shares of Common Stock issuable upon conversion) shall cease and terminate, and upon surrender according to said notice of the certificates for any such shares (properly endorsed or assigned for transfer), the Corporation shall convert such shares.

                        (d) Merger, Consolidation. If, while any shares of the Series 1998 Restricted Preferred Stock remain outstanding, this Corporation shall enter into a consolidation with or merger into any other corporation wherein this Corporation is not the surviving corporation, or sell or convey its property as an entirety or substantially as an entirety, and in connection with such consolidation, merger, sale, or conveyance, shares of stock or other securities shall be issuable or deliverable in exchange for the Common Stock, appropriate provisions shall be made that, on the terms and in the manner provided in this Section 3.5, the holder of any Series 1998 Restricted Preferred Stock may thereafter convert the same into the same kind and amount of securities as may be issuable by the terms of such consolidation, merger, sale or conveyance with respect to the number of shares of Common Stock into which such shares of Preferred Stock is convertible at the time of such consolidation, merger, sale or conveyance. After any such consolidation, merger, sale or conveyance, the right of conversion shall be to convert the Series 1998 Restricted Preferred Stock into such securities as the same may form time to time be constituted.

                  3.6. Reacquired Shares. Any shares of Series 1998 Restricted Preferred Stock converted, purchased or otherwise acquired by this Corporation or any subsidiary of this Corporation in any manner whatsoever shall be retired promptly after the acquisition thereof, and, if necessary to provide for the lawful conversion or purchase of such shares, the capital represented by such shares shall be reduced in accordance with the CBCA. This Corporation shall take all actions which are necessary so that all such shares become authorized but unissued shares of Series 1998 Restricted Preferred Stock, $.001 par value per share, of this Corporation.

                  3.7. Liquidation, Dissolution or Winding-Up. Upon any liquidation, dissolution or winding-up of the affairs of this Corporation, no distributions shall be made (a) to the holder of shares of Junior Stock unless, prior thereto, the holder of shares of Series 1998 Restricted Preferred Stock shall have received (a) $3.00 per share, plus (b) an amount equal to accrued unpaid dividends, if any.

                  3.8 Definitions. (a) As used herein, the following terms shall have the meanings indicated.

                  "Business Day" means any day other than a Saturday, Sunday or a day on which banking institutions in the State of Colorado are authorized or obligated by law or executive order to close.

                  "Effective Date" means the date of filing of this Articles of
            Amendment with the Secretary of the State of Colorado.

                  "Holders" means any of the holders of the shares of Series
            1998 Restricted Preferred Stock.

                  "Person" means any person or entity of any nature whatsoever, specifically including an individual, a firm, a company, a corporation, a partnership, a trust or other entity.

                        (b) "Construction of Certain Terms and Phrases". Unless the context otherwise requires, (I) words of any gender include each other gender; (ii) words using the singular or plural number also include the plural or singular number, respectively;
            (iii) the terms "hereof," "herein," "hereby," and derivative or similar words refer to these entire Articles of Amendment of Article of Incorporation (this "Amendment"); and (iv) the term "Section" or "clause" refers to the specified section or clause of this Amendment. Whenever this Amendment refers to a number of days, such number shall refer to calendar days unless Business Days are specified. All accounting terms used herein and not expressly defined herein shall have the meanings given to them under generally accepted accounting principles.

                  3.9 Rank. The Series 1998 Restricted Preferred Stock shall rank, with respect to the payment of dividends and the distribution of assets upon liquidation, dissolution or winding-up of the affairs of this Corporation, prior to all shares of Common Stock of this Corporation, but junior and inferior to the 8.6% Preferred Stock.

                  3.10 Fractional Shares. Each fractional share of Series 1998 Restricted Preferred Stock outstanding shall be entitled to a ratably proportionate amount of all dividends and distributions payable with respect to each outstanding shares of Series 1998 Restricted Preferred Stock according to the terms hereof whether as a dividend or upon liquidation dissolution or winding up of the affairs of this Corporation, and all such dividends and distributions shall be payable in the same manner and at the same time as provided herein for each outstanding share of Series 1998 Restricted Preferred Stock.

                                    ARTICLE V
                               REGISTRATION RIGHTS

      5.01 Pendent Registration Rights. If at any time during the first thirty-six months after the Effective Date ("Covered Period"), ENHANCED, or any successor by merger, acquisition, consolidation or a similar change of control event, proposes to file under the 1933 Act, on its behalf and/or on behalf of any of its securities holders, a new registration statement relating to any securities of ENHANCED or of any successor by merger, acquisition, consolidation or a similar change of control event (a "Registration Statement") other than in connection with a dividend reinvestment, employee stock purchase, option or a similar plan, ENHANCED shall give written notice to each of the other parties hereto and any successors to their ownership of Enhanced Stock, as contemplated here, (collectively the "Holders") at least thirty (30) days before the filing with the SEC of such Registration Statement. Such notice shall offer to include in such filing that number of shares of Enhanced Stock then held by the Holders (including shares convertible into the class of equity being registered) as such Holders may request pursuant to written notice to ENHANCED within twenty (20) days after the date of mailing of such offer. ENHANCED shall thereupon include in such filing that amount of Enhanced Stock so requested by the Holders, and, subject to ENHANCED's right to withdraw such filing, shall use its best efforts to effect registration under the 1933 Act of such shares of Enhanced Stock. The right of the Holders to have their shares of Enhanced Stock included in any Registration Statement in accordance with the provisions of this Article V shall be provided for in each such Registration Statement.

      5.02 Underwriter Limitations. If any of the Holders's shares of Enhanced Stock are to be sold in an underwritten public offering pursuant to this Agreement, ENHANCED shall promptly notify the Holders as to its selection of investment bankers for the offering. If the managing underwriters shall advise ENHANCED in writing that in their good faith opinion the number of shares of Enhanced Stock requested to be included in such Registration Statement exceeds the number of shares which can be sold in an orderly manner in such offering, then the Holders shall have the right, in addition to the rights in Section 5.04, exercisable not more than three times during the Covered Period, to require ENHANCED to file a registration statement on From S-1, Form SB-1, Form S-3 or otherwise to allow for the resale of the Enhanced Stock.

      5.03 ENHANCED's Election to File. Notwithstanding the foregoing, the Board of Directors of ENHANCED, in its sole discretion, may determine not to file the Registration Statement or proceed with the offering as to which the notice specified herein is given without any liability to ENHANCED.

      5.04 Demand Registration. In addition, on or after March 1, 1999, the Holders, by a majority vote, based on the Enhanced Stock held by them, acting jointly, may request, in writing, that ENHANCED file a registration statement on Form S-1, Form SB-1 or Form S-3 under the 1933 Act covering the registration of the Enhanced Stock issued to them. Upon receipt of such written request, ENHANCED, shall immediately (and, in any event, within 60 days) undertake to file a Registration Statement ninety (90) days of the receipt of such written request effect the registration of such Enhanced Stock. The Holders shall be entitled to only two "demand registrations" and any such "demand registrations" may be made with respect to all or any portion (but not less than $5,000,000 in market capitalization) of the Enhanced Stock they hold on the date of such request. ENHANCED shall not be required to effect a registration pursuant to this Section 5.04: if it has effected two (2) registrations under Section 5.02 under which the Holders could have sold all of their shares pursuant thereto and has provided the appropriate notices to Holders under Section 5.01.

      5.05 Reporting Requirements Under The Securities Exchange Act of 1934. To the extent required, ENHANCED shall timely file such information, documents, and reports as the SEC may require or prescribe under either Section 13 or 15(d) (whichever is applicable) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). ENHANCED shall whenever requested by the Holders notify them in writing whether ENHANCED has, as of the date specified by the Holders, complied with the Exchange Act reporting requirements to which ENHANCED is subject for a period prior to such date as shall be specified by ENHANCED. ENHANCED acknowledges and agrees that the purposes of the requirements contained in this Section 5.05, are to enable the Holders, as the case may be, to comply with the current public information requirements of Rule 144 under the 1933 Act should the Holders ever wish to dispose of any of the shares of Enhanced Stock acquired by them without registration under the 1933 Act in reliance upon Rule 144 (or any equivalent successor provision or similar rule hereafter adopted). ENHANCED shall take such other measures and file such other information, documents, and reports as shall hereafter be required by the SEC as a condition to the availability of Rule 144 under the 1933 Act (or any equivalent successor provision or similar rule hereafter adopted), including, without limitation, using its best efforts to assure that there shall be available at all times adequate public information with respect to ENHANCED and Enhanced Stock. The obligation to make available adequate public information and otherwise take such measures necessary to maintain the availability of Rule 144 shall remain in effect for so long as ENHANCED or its successor is subject to the filing requirements of Section 13 or Section 15(d) of the Exchange Act. In such event and for so long as the Holders own any Enhanced Stock, ENHANCED shall furnish forthwith upon request a written statement as to its compliance with the reporting requirements of said Rule 144 of the 1933 Act, and of the Exchange Act (at any time after it has become subject to such reporting requirements); a copy of the most recent annual or quarterly report of ENHANCED and such other reports and documents as the Holders may reasonably request in availing itself of any rule or regulation of the SEC allowing it to sell any such securities without registration.

      5.06 Expenses. All expenses incident to ENHANCED's performance of or compliance with its undertaking in this Article V, including, without limitation, all registration and filing fees, printing expenses, messenger and delivery expenses, and fees and disbursements of counsel for ENHANCED and all independent certified public accountants, underwriters (excluding discounts and commissions) and other persons retained by ENHANCED (all such expenses being herein called "Registration Expenses"), will be borne by ENHANCED, whether or not such Registration Statement becomes effective.

      5.07  Indemnification; Contribution.

            (a) In the event of any registration of any Enhanced Stock under the 1933 Act pursuant to this agreement, ENHANCED shall indemnify, defend and hold harmless, to the full extent permitted by law and without limitation as to time, the Holders (collectively, the "Indemnified Persons"), against any losses, claims, damages or liabilities, joint or several, to which any Indemnified Person may become subject, under the 1933 Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in or incorporated by reference into such Registration Statement or preliminary prospectus (if used prior to the effective date of such Registration Statement) or final or summary prospectus contained therein (if used during the period ENHANCED is required to keep the Registration Statement effective), or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements made therein (in the case of a prospectus or form of prospectus or supplement thereto, in light of the circumstances under which they are made) not misleading, and any violation or alleged violation of the 1933 Act, the Exchange Act or any state securities laws, or any rule or regulation thereunder, and will reimburse each indemnified Person on a current basis for any legal or any other expenses reasonably incurred by it in connection with investigating or defending any such action or claim (excluding any amounts paid in settlement of any litigation, commenced or threatened, if such settlement is effected without the prior written consent of ENHANCED, which consent shall not be unreasonably withheld); provided, however, that ENHANCED will not be liable to a particular indemnified Person in -------- ------- any such case to the extent that any such loss, claim, damage, liability or expense arises out of or is based upon an untrue statement or omission or alleged omission made in said Registration Statement, said preliminary prospectus or said final or summary prospectus or any amendment or supplement thereto, in reliance upon written information furnished to ENHANCED by or on behalf the Holders for use in the preparation thereof; and provided further that the indemnity agreement contained in this Section 5.07 with respect to any preliminary prospectus shall not inure to the benefit of any Indemnified Person in respect of any loss, claim, damage, liability or action asserted by someone who purchased Enhanced Stock from such person if (i) a copy of the final prospectus (as the same may be amended or supplemented) in connection with such Registration Statement was not sent or given to such person with or prior to written confirmation of the sale, (ii) such final prospectus shall correct the untrue statement or alleged untrue statement, or omission or alleged omission, which is the basis of such loss, claim, liability or action, and (iii) there would have been no such liability but for the failure to deliver such final prospectus by the Holders, as the case may be.

            (b) Promptly after receipt by a party entitled to indemnification under Article V hereof of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under either of such Sections, notify the indemnifying party in writing of the commencement thereof. In case any such action is brought against the indemnified party and it shall so notify the indemnifying party of the commencement thereof, the indemnifying party shall assume the defense thereof with counsel reasonably satisfactory to such indemnified party; provided, however, that if the indemnifying party fails to take reasonable steps necessary to diligently defend such claim within 20 days after receiving notice from the indemnified party that the indemnified party believes the indemnifying party has failed to take such steps, the indemnified party may assume its own defense and the indemnifying party shall be liable for any expenses therefor. The indemnity agreements in this Section 5.07 shall be in addition to any liabilities which the indemnifying parties may have pursuant to law.

            (c) In the event that any provision of an indemnification clause in an underwriting agreement executed by or on behalf of ENHANCED differs from a provision in this Section 5.07 such provision in the underwriting agreement shall determine ENHANCED' and the Holders' rights in respect thereof.

      5.08 After Acquired Shares. All of the provisions of this Article V shall apply to all of the shares of Enhanced Stock owned by the Holders, acquired by the Holders pursuant to this Agreement or otherwise, including any shares of the capital stock of ENHANCED or any successor acquired by the Holders hereafter which are "restricted securities" within the meaning of Rule 144 under the 1933 Act, or to any other securities issued in exchange for the foregoing securities.

      5.09 Obligations of ENHANCED. Whenever required to effect the registration of any Enhanced Stock covered hereby, ENHANCED shall, as expeditiously, as reasonably possible:

            (a) Filing. Prepare and file with the SEC a registration statement with respect to such Enhanced Stock and use all reasonable efforts to cause such registration statement to become effective, and keep such registration statement effective for up to ninety (90) days or, if earlier, until the Holders have completed the distribution related thereto.

            (b) Amendments. Prepare and file with the SEC such amendments and supplements to such registration statement and prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the 1933 Act with respect to the disposition of all securities covered by such registration statement.

            (c) Prospective Delivery. Furnish to the Holders such number of copies of the prospectus, including a preliminary prospectus, in conformity with the requirements of the 1933 Act, and such other documents as they reasonably request in order to facilitate the disposition of the Enhanced Stock covered hereby owned by them and notify the Holders covered by a registration statement for which a prospectus relating thereto is required to be delivered under the 1933 Act of any event which would cause the prospectus included in such registration statement, as then in effect, to include an untrue statement of a material fact or to omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances than existing.

            (d) Blue Sky. Use all reasonable efforts to register and qualify the securities covered by such registration under such other securities laws and Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders, provided that ENHANCED shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

            (e) Underwriting Matters. In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter(s) of such offering. The Holders shall also be required to enter into and perform their obligations under such an agreement.

            (f) Opinion. Furnish, at the request of the Holders on the date that such Enhanced Stock is delivered to the underwriters for sale, if such securities are being sold through underwriters, or, if such securities are not being sold through underwriters, on the date that the registration statement with respect to such securities becomes effective, (i) an opinion, dated as of such date, from the counsel representing the Company for the purposes of such registration, in the form and substance as is customarily given to underwriters in an underwritten public offering and reasonably satisfactory to a majority of the holders of Enhanced Stock requesting registration, addressed to the underwriters, if any, and to the holders requesting the registration of their Enhanced Stock and (ii) a letter dated as of such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering and reasonably satisfactory to a majority of the holders requesting registration, addressed to the underwriters, if any, and if permitted by applicable accounting standards, to the holders requesting the registration of the Enhanced Stock covered hereby.

      5.10 Assignment of Registration Rights. The rights to cause ENHANCED to register Enhanced Stock pursuant to this Article V may be assigned by the Holders, as the case may be, to a transferee or assignee, provided such transferee or assignee (i) is a corporation or partnership controlled by the Holders' subsidiary, parent, general partner, limited partner or retired partner of such an entity, (ii) is a family member of a Holder or trust for the benefit of a Holder, or (iii) acquires at least five percent (5%) of the shares of Enhanced Stock issued to the Holders as of the date hereof (as adjusted for stock splits and combinations) and is not a competitor of ENHANCED (as determined by the Board of Directors); provided, however, (A) the transferor shall, within ten (10) days after such transfer, furnish to ENHANCED written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned and (B) such transferee shall agree to be subject to all restrictions set forth in this Agreement.

                                   ARTICLE VI

      IN WITNESS WHEREOF, the undersigned President and Treasurer of this Corporation do certify that the Board of Directors adopted the amendments set forth above.

                                       ENHANCED SERVICES COMPANY, INC.


                                       By:______________________________________
                                            Kenneth M. Duckman, President

                                       By:______________________________________
                                            Robert C. Smith, Treasurer

APPENDIX D


                              ARTICLES OF AMENDMENT

                                       OF

                            ARTICLES OF INCORPORATION

                                       OF

                         ENHANCED SERVICES COMPANY, INC.

                                    CREATING

                            INVESTOR PREFERRED STOCK


      Pursuant to Section 7-106-102 of the Colorado Business Corporation Act of the State of Colorado (the "CBCA") and Section 2 of Article IV of the Articles of Incorporation of Enhanced Services Company, Inc., a Colorado corporation organized and existing under the CBCA (this "Corporation"), this Corporation hereby adopts the following Articles of Amendment to its Articles of
Incorporation:

      FIRST:      The name of this Corporation is Enhanced Services Company,
                   Inc.

      SECOND: The following amendment to the Articles of Incorporation of Enhanced Services Company, Inc. (the "Corporation") was duly adopted by the Board of Directors of the Corporation, on August 18, 1998, in the manner prescribed by the CBCA and
                  Section 2 of Article IV of the Articles of Incorporation of the Corporation:

      RESOLVED, that pursuant to the Corporation's Articles of Incorporation and the CBCA, there be and hereby is authorized and created a series of convertible preferred shares, hereby designated as the Investor Preferred Stock, consisting of five thousand (5,000) authorized shares with a stated value of one thousand dollars ($1000) per share and a par value of $.001 per share, to be issued from time to time upon receipt of subscription, provided however, that if the Investor Preferred is not issued prior to December 30, 1998, it shall no longer be available for issuance. The Investor Preferred Stock shall be convertible immediately upon issue, to the extent that there are available sufficient authorized shares of common stock, of par value $.001 of the Corporation or upon receipt of stockholder approval at an annual meeting of stockholders of the Corporation if the same is required under the NASDAQ Rules, on the basis of one
(1) share of Investor Preferred Stock for one thousand (1000) shares of common stock of the Corporation, subject to adjustment in the event of any stock splits, stock dividends, reclassifications or capital transactions, as applicable, and which, on an unconverted basis, shall have the voting powers, designations, preferences and relative participating, optional or other rights, if any, or the qualifications, limitations, or restrictions, set forth in such certificate of incorporation, and in addition thereto, those following.

      In furtherance of this Resolution, Article IV of the Articles of Incorporation of the Corporation and amended to include a new Section 7, as follows:


                                   ARTICLE IV

                                  CAPITAL STOCK

"Section 7. Investor Preferred Stock.

      7.1 DESIGNATION. The shares of such series shall be designated as the "Investor Preferred Stock" and the number of shares initially constituting such series shall be five thousand (5,000), which number may be decreased by the Board of Directors without a vote of stockholders; provided, however, that such number may not be decreased below the number of then currently outstanding shares of Investor Preferred Stock and that no Investor Preferred Stock will be available for issuance after December 31, 1998. Capitalized terms used herein and not otherwise defined have the meanings ascribed to them in Section 7.8.

      7.2   DIVIDENDS.

            (a) The right of the holders of shares of Investor Preferred Stock shall be inferior and subordinate in all respects to the dividend rights granted to the holders of the Corporation's 8.6% Cumulative Convertible Preferred Stock (the "8.6% Preferred Stock"). Otherwise, the holders of the shares of Investor Preferred Stock are entitled to the same dividend rights as the holders of any other securities of the Company.

            (b) The holders of shares of Investor Preferred Stock shall not be entitled to receive any dividends or other distributions in respect of such shares of Investor Preferred Stock, except as provided in these Articles of Amendment of the Articles of Incorporation.

      7.3 VOTING RIGHTS. Except as otherwise provided in the Bylaws of the Corporation, or by law, the holders of Investor Preferred Stock shall have no voting rights and their consent shall not be required for taking any corporate action.

      7.4 CERTAIN RESTRICTIONS. Except as imposed in these Articles of Amendment of the Articles of Incorporation, there are no other restrictions imposed upon the Corporation which are associated solely with the Investor Preferred Stock.

      7.5   CONVERSION.

            (a) Right of Conversion Upon Registration. On the terms and conditions contained herein, the Corporation is hereby obligated upon request of the stockholder to convert shares of Investor Preferred to a maximum amount of not more than twenty percent (20%) of the then outstanding shares of common stock of the Corporation, and to convert any additional shares, as required only after the approval of the stockholders of the Corporation at a meeting of the stockholders called for such a purpose, and in accordance with the rules promulgated by NASDAQ ("NASDAQ Rules"). Any such conversion shall be on the basis of one share of Investor Preferred Stock for one thousand shares (1000) of the Corporation's fully paid and non-assessable common stock, subject to adjustment in the event of any stock splits, stock dividends, reclassifications or capital transactions, as applicable. In the event there is an insufficient amount of authorized but unissued common stock available to cover the conversion of any shares of the Investor Preferred Stock, the conversion of such shares shall await the approval of the stockholders of the Corporation of an increase in the authorized but unissued shares of the Corporation's common stock.

            (b) Merger, Consolidation. If, while any shares of the Investor Preferred Stock remain outstanding, this Corporation shall enter into a consolidation with or merger into any other corporation wherein this Corporation is not the surviving corporation, or sell or convey its property as an entirety or substantially as an entirety, and in connection with such consolidation, merger, sale, or conveyance, shares of stock or other securities shall be issuable or deliverable in exchange for the common stock into which any issued and outstanding Investor Preferred Stock may be convertible, appropriate provisions shall be made that, on the terms and in the manner provided in this Section 7.5, the holder of any Investor Preferred Stock may thereafter convert the same into the same kind and amount of securities as may be issuable by the terms of such consolidation, merger, sale or conveyance with respect to the number of shares of common stock into which such shares of Investor Preferred Stock are convertible at the time of such consolidation, merger, sale or conveyance. After any such consolidation, merger, sale or conveyance, the right of conversion shall be to convert the Investor Preferred Stock into such securities as the same may form time to time be constituted.

      7.6 REACQUIRED SHARES. Any shares of Investor Preferred Stock converted, purchased or otherwise acquired by this Corporation or any subsidiary of this Corporation in any manner whatsoever shall be retired promptly after the acquisition thereof, and, if necessary to provide for the lawful conversion or purchase of such shares, the capital represented by such shares shall be reduced in accordance with the CBCA. This Corporation shall take all actions which are necessary so that all such shares become authorized but unissued shares of Investor Preferred Stock of this Corporation.

      7.7   LIQUIDATION DISSOLUTION OR WINDING UP.

            (a) Upon any liquidation, dissolution or winding-up of the affairs of this Corporation, no distributions shall be made to the holder of shares of common stock unless, prior thereto, the holder of shares of Investor Preferred Stock shall have received: (a) cash or non-cash assets valued at $1000 per share, plus (b) an amount equal to accrued and unpaid dividends, if any.

            (b) Notwithstanding anything set forth above, holders of Investor Preferred Stock shall not be entitled to receive more than the Redemption Amount, as adjusted to reflect any stock dividends, stock splits or recapitalizations, upon any liquidation, dissolution or winding up of the Corporation. A consolidation or merger of the Corporation with or into any other corporation or corporations (including with a wholly owned corporation), any other corporate reorganization or any other transaction (or series of related transactions) that results in the transfer of more than fifty percent (50%) of the outstanding voting power of the Corporation or a sale, conveyance, or other disposition of all or substantially all of the Corporation's assets, shall not be deemed to be a liquidation, dissolution or winding up within the meaning of this paragraph so long as the successor in interest assumes the obligations of the Corporation. The purchase or redemption by the Corporation of stock of any class, in any number permitted by law, shall not for the purpose of this paragraph be regarded as a liquidation, dissolution or winding up of the Corporation.

      7.8   DEFINITIONS.

            (a) As used herein, the following terms shall have the meanings indicated.

                  "Business Day" means any day other than a Saturday, Sunday or a day on which banking institutions in the State of Colorado are authorized or obligated by law or executive order to close.

                  "Effective Date" means the date of filing of this Articles of Amendment with the Secretary of the State of Colorado, provided, however, that the Corporation may treat the Investor Preferred Stock as outstanding as of September 9, 1998.

                  "Holders" means any of the holders of the shares of Investor Preferred Stock.

                  "Person" means any person or entity of any nature whatsoever, specifically including an individual, a firm, a company, a corporation, a partnership, a trust or other entity.

            (b) Construction of Certain Terms and Phrases. Unless the context otherwise requires, (I) words of any gender include each other gender; (ii) words using the singular or plural number also include the plural or singular number, respectively; (iii) the terms "hereof," "herein," "hereby," and derivative or similar words refer to these entire Articles of Amendment of Article of Incorporation (this "Amendment"); and (iv) the term "Section" or "clause" refers to the specified section or clause of this Amendment. Whenever this Amendment refers to a number of days, such number shall refer to calendar days unless Business Days are specified. All accounting terms used herein and not expressly defined herein shall have the meanings given to them under generally accepted accounting principles.

      7.9 RANK. The Investor Preferred Stock shall rank, with respect to the payment of dividends and the distribution of assets upon liquidation, dissolution or winding-up of the affairs of this Corporation, prior to all shares of common stock of this Corporation, but junior and inferior to the 8.6% Preferred Stock."

      FURTHER RESOLVED, that the statements contained in the foregoing resolution creating and designating the said Investor Preferred Stock and fixing the number, powers, preferences and relative, optional, participating, and other special rights and the qualifications, limitations, restrictions, and other distinguishing characteristics thereof shall, upon the date of adoption of said series, be deemed to be included in and be a part of the Articles of Incorporation. The date of adoption of the aforesaid amendments was August 18, 1998. This amendment was duly adopted by the Board of Directors of the Corporation without shareholder action and that shareholder action was not required.

      IN WITNESS THEREOF, the undersigned having been duly authorized has executed the foregoing ARTICLES OF AMENDMENT OF THE ARTICLES OF INCORPORATION OF ENHANCED SERVICES COMPANY, INC. CREATING INVESTOR PREFERRED STOCK on this 16th day of September, 1998.

                                       ENHANCED SERVICES COMPANY, INC.


                                       By: ____________________________
                                              Robert Smith
                                              Chief Financial Officer


Attest:
State of California:
County of Los Angeles:

Subscribed and sworn to before me this ____ th day of September, 1998


                                       --------------------------------
                                       Notary Public

                                       Name: __________________________

                                       My commission expires: _________

APPENDIX E


                              ARTICLES OF AMENDMENT

                                       OF

                            ARTICLES OF INCORPORATION

                                       OF

                         ENHANCED SERVICES COMPANY, INC.

                                    CREATING

                             1998(B) PREFERRED STOCK


      Pursuant to Section 7-106-102 of the Colorado Business Corporation Act of the State of Colorado (the "CBCA") and Section 2 of Article IV of the Articles of Incorporation of Enhanced Services Company, Inc., a Colorado corporation organized and existing under the CBCA (this "Corporation"), this Corporation hereby adopts the following Articles of Amendment to its Articles of
Incorporation:

      FIRST:      The name of this Corporation is Enhanced Services Company,
                  Inc.

      SECOND: The Articles of Amendment of Articles of Incorporation of Enhanced Services Company, Inc. creating the 8.6% Cumulative Convertible Preferred Stock filed on January 8, 1997 and creating the Series 1998 Restricted Convertible Preferred Stock filed on March 6, 1998 are hereby amended respectively to be numbered as "Section 4" and "Section 5" of "Article IV" of the Articles of Incorporation of the Corporation, thereby correcting errors in the numbering of those Articles of Amendment and the Sections.

      THIRD: The following Articles of Amendment to the Articles of Incorporation of Enhanced Services Company, Inc. (the "Corporation") were duly adopted by the Board of Directors of the Corporation, on September 9, 1998, in the manner prescribed by the CBCA and Section 2 of Article IV of the Articles of Incorporation of the Corporation by adopting the following restrictions:

      RESOLVED, that pursuant to the Corporation's Articles of Incorporation and the CBCA, there be and hereby is authorized and created a series of convertible preferred shares, hereby designated as the 1998(B) Preferred Stock, consisting of five-hundred and twenty thousand (520,000) authorized shares, to be issued on the Effective Date (as defined for reference in Section 6.9 below). The 1998(B) Preferred Stock shall be convertible on the basis of ten (10) shares of the common stock $.001 par value of the Corporation for each share of 1998(B) Preferred Stock, into five million two hundred thousand (5,200,000) shares common stock after the later of the time of the (i) approval by the stockholders of the Corporation of a resolution allowing for the conversion of the 1998(B) Preferred Stock into common stock of the Corporation and, (ii) the approval of the shareholders of Zulu-tek, Inc., a Utah corporation, of a resolution allowing for the liquidation of Zulu-tek, Inc. (collectively referred to as the Authorizing Actions). All shares of 1998(B) Preferred Stock, upon conversion shall be placed in safekeeping by Zulu-tek and shall not be in any way sold, pledged, hypothecated or transferred, in any manner, until such shares of common stock are covered by an effective registration statement filed with the Securities and Exchange Commission (the "SEC") or such issuance as undertaken in reliance on an exemption from such registration. In the event either of the Authorizing Actions have not been completed by December 30, 1998, this 1998(B) Preferred Stock shall be returned to the status of authorized and unissued stock, unless the Board of Directors of the Corporation extends the time for the Authorizing Actions to be completed on a date no later than June 30, 1999. All shares of 1998(B) Preferred Stock upon conversion shall be subject to adjustment in the event of any stock splits, stock dividends, reclassifications or capital transactions, as applicable. Prior to any conversion, the 1998(B) Preferred Stock shall have the voting powers, designations, preferences and relative participating, optional or other rights, if any, or the qualifications, limitations, or restrictions, set forth in the Articles of Incorporation, as amended.

      In furtherance of this Resolution, Article IV of the Articles of Incorporation is amended to include a new Section 6 as follows:

"Section 6. 1998(B) Preferred Stock.

      6.1 DESIGNATION. The shares of such series shall be designated as the 1998(B) Preferred Stock and the number of shares initially constituting such series shall be five hundred and twenty thousand (520,000), which number may be decreased by the Board of Directors without a vote of stockholders; provided, however, that such number may not be decreased below the number of then currently outstanding shares of 1998(B) Preferred Stock. Capitalized terms used herein and not otherwise defined have the meanings ascribed to them in Section 6.8.

      6.2   DIVIDENDS.

            (a) The right of the holders of shares of 1998(B) Preferred Stock shall be inferior and subordinate in all respects to the dividend rights granted to the holders of the Corporation's 8.6% Cumulative Convertible Preferred Stock. Otherwise, the holders of the shares of 1998(B) Preferred Stock are entitled to the same dividend rights as the holders of any other securities of the Corporation.

            (b) The holders of shares of 1998(B) Preferred Stock shall not be entitled to receive any dividends or other distributions in respect of such shares of 1998(B) Preferred Stock, except as provided in these Articles of Amendment of the Articles of Incorporation.

      6.3 VOTING RIGHTS. Except as otherwise provided in the Bylaws of the Corporation, or by law, the holders of 1998(B) Preferred Stock shall have no voting rights and their consent shall not be required for taking any corporate action.

      6.4 CERTAIN RESTRICTIONS. Except as imposed in these Articles of Amendment of the Articles of Incorporation, there are no other restrictions imposed upon the Corporation which are associated solely with the 1998(B) Preferred Stock.

      6.5   CONVERSION.

            (a) Conversion. The Corporation is hereby obligated to convert the outstanding shares of 1998(B) Preferred Stock into common stock within ten business days of the completion of the Authorizing Actions on the basis of ten (10) shares of common stock for each share of 1998(B) Preferred Stock subject to adjustment in the event of any stock splits, stock dividends, reclassifications or capital transactions, as applicable. All common stock issued upon the conversion of the 1998 (B) Preferred Stock shall be placed in safekeeping by Zulu-tek, Inc., the Utah corporation ("Zulu-tek") to which the 1998(B) Preferred Stock is to be issued and shall not be in any way sold, pledged, hypothecated or transferred, in any manner, until such shares of common stock are covered by an effective registration statement filed with the Securities and Exchange Commission or are eligible for distribution to the shareholders of Zulu-tek in reliance on an exemption from such registration. In the event there is an insufficient amount of authorized but unissued common stock available to cover the conversion of any shares of the 1998(B) Preferred Stock, the conversion of such shares shall be deferred until the stockholders of the Corporation have approved an increase in the authorized but unissued shares of the Corporation's common stock at a special meeting to be called for such a purpose.

            (b) Unissued Stock. Any shares of the 1998(B) Preferred Stock which remain unissued as of December 30, 1998, shall be retired and will become authorized and unissued stock of the Corporation, unless the Board of Directors of the Corporation extends the time for issuance of the 1998(B) Preferred Stock to a date not later than June 30, 1999.

            (c) Record Date. The Board of Directors shall fix the day on which the last of the Authorizing Actions have been approved as the record date for the determination of the holders of the stock of Zulu-tek to whom the common stock underlying the 1998(B) Preferred Stock is issued. No notice of conversion shall be issued and upon the adoption of the Authorizing Actions, all shares of the 1998(B) Preferred Stock shall no longer be deemed to be outstanding and shall be deemed converted into shares of the Corporation's common stock. All rights of the holders of the 1998(B) Preferred Stock, except the right to receive from the Corporation the shares of common stock issuable upon conversion, shall cease and terminate, and upon surrender of the 1998(B) Preferred Stock, the Corporation shall convert such shares within ten Business Days of the completion of the Authorizing Actions.

            (d) Merger, Consolidation. If, while any shares of the 1998(B) Preferred Stock remain outstanding, this Corporation shall enter into a consolidation with or merger into any other corporation wherein this Corporation is not the surviving corporation, or sell or convey its property as an entirety or substantially as an entirety, and in connection with such consolidation, merger, sale, or conveyance, shares of stock or other securities shall be issuable or deliverable in exchange for the common stock of the Corporation, including any common stock into which issued and outstanding shares of 1998(B) Preferred Stock may be converted, appropriate provisions shall be made that, on the terms and in the manner provided in this
                  Section 6.5, the holder of any 1998(B) Preferred Stock may thereafter convert the same into the same kind and amount of securities as may be issuable by the terms of such consolidation, merger, sale or conveyance with respect to the number of shares of common stock into which such shares of 1998(B) Preferred Stock are convertible at the time of such consolidation, merger, sale or conveyance. After any such consolidation, merger, sale or conveyance, the right of conversion shall be to convert the 1998(B) Preferred Stock into such securities as the same may from time to time be constituted.

      6.6 REACQUIRED SHARES. Any shares of 1998(B) Preferred Stock converted, purchased or otherwise acquired by this Corporation or any subsidiary of this Corporation in any manner whatsoever shall be retired promptly after the acquisition thereof, and, if necessary to provide for the lawful conversion or purchase of such shares, the capital represented by such shares shall be reduced in accordance with the CBCA. This Corporation shall take all actions which are necessary so that all such shares become authorized but unissued shares of 1998(B) Preferred Stock, $.001 par value per share, of this Corporation.

      6.7   LIQUIDATION DISSOLUTION OR WINDING UP.

            (a) Upon any liquidation, dissolution or winding-up of the affairs of this Corporation, no distributions shall be made to the holders of shares of common stock unless, prior thereto, the holder of shares of 1998(B) Preferred Stock shall receive a "Redemption Amount" equal to (a) cash or non-cash assets equal to value of this 1998(B) Preferred Stock, on an as converted basis, plus (b) an amount equal to accrued unpaid dividends, if any.

            (b) Notwithstanding anything set forth above, holders of 1998(B) Preferred Stock shall not be entitled to receive more than the Redemption Amount, as adjusted to reflect any stock dividends, stock splits or recapitalizations, upon any liquidation, dissolution or winding up of the Corporation. A consolidation or merger of the Corporation with or into any other corporation or corporations (including a wholly owned corporation), any other corporate reorganization or any other transaction (or series of related transactions) that results in the transfer of more than fifty percent (50%) of the outstanding voting power of the Corporation or a sale, conveyance, or other disposition of all or substantially all of the Corporation's assets, shall not be deemed to be a liquidation, dissolution or winding up within the meaning of this paragraph so long as the successor in interest assumes the obligations of the Corporation. The purchase or redemption by the Corporation of stock of any class, in any number permitted by law, shall not for the purpose of this paragraph be regarded as a liquidation, dissolution or winding up of the Corporation.

      6.8   DEFINITIONS.

            (a) As used herein, the following terms shall have the meanings indicated.

                  "Authorizing Action" means collectively the approval by the stockholders of the Corporation of a resolution allowing for the conversion of the 1998(B) Preferred Stock into common stock of the Corporation and, (ii) the approval of the shareholders of Zulu-tek, Inc., a Utah corporation, of a resolution allowing for the liquidation of Zulu-tek, Inc.

                  "Business Day" means any day other than a Saturday, Sunday or a day on which banking institutions in the State of Colorado are authorized or obligated by law or executive order to close.

                  "Effective Date" means the date of filing of this Articles of Amendment with the Secretary of the State of Colorado, provided, however, that the Corporation may treat the 1998(B) Preferred Stock as outstanding as of September 9, 1998.

                  "Holders" means any of the holders of the shares of 1998(B) Preferred Stock.

                  "Person" means any person or entity of any nature whatsoever, specifically including an individual, a firm, a company, a corporation, a partnership, a trust or other entity.

            (b) Construction of Certain Terms and Phrases. Unless the context otherwise requires, (i) words of any gender include each other gender; (ii) words using the singular or plural number also include the plural or singular number, respectively; (iii) the terms "hereof," "herein," "hereby," and derivative or similar words refer to these entire Articles of Amendment of Article of Incorporation (this "Amendment"); and (iv) the term "Section" or "clause" refers to the specified section or clause of this Amendment. Whenever this

                  Amendment refers to a number of days, such number shall refer to calendar days unless Business Days are specified. All accounting terms used herein and not expressly defined herein shall have the meanings given to them under generally accepted accounting principles.

            6.9 RANK. The 1998(B) Preferred Stock shall rank, with respect to the payment of dividends and the distribution of assets upon liquidation, dissolution or winding-up of the affairs of this Corporation, prior to all shares of common stock of this Corporation, but junior and inferior to the 8.6% Preferred Stock."


      FURTHER RESOLVED, that the statements contained in the foregoing resolution creating and designating the said 1998(B) Preferred Stock and fixing the number, powers, preferences and relative, optional, participating, and other special rights and the qualifications, limitations, restrictions, and other distinguishing characteristics thereof shall, upon the date of adoption of said series, be deemed to be included in and be a part of the Articles of Incorporation. The date of adoption of the aforesaid amendments was September 9, 1998. This amendment was duly adopted by the Board of Directors of the Corporation without shareholder action and shareholder action was not required.

      IN WITNESS THEREOF, the undersigned having been duly authorized has executed the foregoing ARTICLES OF AMENDMENT OF THE ARTICLES OF INCORPORATION OF ENHANCED SERVICES COMPANY, INC. CREATING 1998(B) PREFERRED STOCK on this 16th day of September, 1998.

                                       ENHANCED SERVICES COMPANY, INC.


                                       By: _____________________________
                                             Robert Smith
                                             Chief Financial Officer

Attest:
State of California:
County of Los Angeles:

Subscribed and sworn to before me this ____th day of September, 1998


                                       --------------------------------
                                       Notary Public

                                       Name: __________________________

                                       My commission expires: ___________

APPENDIX F

[FILED ON A PRELIMINARY BASIS SUBJECT TO NEGOTIATION WITH HOLDERS.]


                              ARTICLES OF AMENDMENT

                                     OF THE

                          ARTICLES OF INCORPORATION OF

                         ENHANCED SERVICES COMPANY, INC.

                                    CREATING

                     1998(C) NON-CONVERTIBLE PREFERRED STOCK


            Pursuant to Section 7-106-102 of the Colorado Business Corporation Act of the state of Colorado (the "CBCA") and Section 2 of Article IV of the Articles of Incorporation of Enhanced Services Company, Inc., a corporation organized and existing under the provisions of the CBCA (the "Corporation"), the Corporation hereby adopts the following Articles of Amendment, to its Articles of Incorporation:

            FIRST:         The name of the Corporation is Enhanced Services
                           Company, Inc.

            SECOND: The following amendment to the Articles of Incorporation of enhanced Services Company, Inc., was duly adopted by the Board of Directors of the Corporation, at a meeting held __________, 1998, in the manner prescribed by the CBCA, to wit:

            RESOLVED, that pursuant to the Corporation's Articles of Incorporation and the CBCA, there be and hereby is authorized and created a series of preferred shares, hereby designated as the 1998(C) Non-Convertible Preferred Stock, consisting of fifteen thousand (15,000) authorized shares, of a stated value of One Thousand dollars ($1,000) per share, which shall have the voting powers, designations, preferences and relative participating, optional or other rights, if any, or the qualifications, limitations, or restrictions, set forth in such certificate of incorporation, and in addition thereto, those following:

Section 7.              1998(C) Non-Convertible Preferred Stock.

            7.1 DESIGNATION. The designation of the series of Preferred Stock created hereby shall be1998(C) Non-Convertible Preferred Stock ("1998(C) Non-Convertible Preferred"). The shares of 1998(C) Non-Convertible Preferred shall be fully paid and nonassessable.

            7.2 DIVIDENDS. The holders of the shares of 1998(C) Non-Convertible Preferred shall be entitled to receive, subordinate to the holders of the 8.6% Cumulative

                        Preferred Stock, cumulative dividends, out of assets legally available therefor and prior in preference to any declaration or payment of any dividend on the Common Stock, par value $0.001 of the Corporation ("Common Stock"), at a rate of 5% of the stated value per annum ("Dividends") payable on the last Redemption Date (as defined below) by delivery to the holders of cash equal to the amount of the Dividends or, at the option of the Corporation, Common Stock of the Corporation with a Fair Market Value on the date of payment equal to the amount of Dividends. For purposes hereof, if the Common Stock is quoted on the NASDAQ Stock Market, or the successor thereto, Fair Market Value shall mean the average of the bid and ask price for the Common Stock on the thirty
                        (30) trading days prior to date of payment, or, if the Common Stock are listed on the New York Stock Exchange or the American Stock Exchange, as applicable, Fair Market Value shall be equal to the closing price, in each case as determined as the average of the closing prices on the thirty (30) trading days prior to date of payment. If the Common Stock are not publicly traded, Fair Market Value shall be equal to the greater of the book value of the Common Stock on the most recent audited financial statements of the Corporation or the price per share received by the Corporation in the most recent sale of Common Stock to a person or entity which was not an affiliate of or otherwise related to the Corporation.

            7.3 SINKING FUND. No provision shall be made for any sinking fund.

            7.4 LIQUIDATION RIGHTS IN THE EVENT OF ANY VOLUNTARY OR INVOLUNTARY LIQUIDATION.

                            (a) In the event of any liquidation, dissolution or winding up of the Corporation, either voluntary or involuntary, holders of 1998(C) Non-Convertible Preferred shall be entitled to receive, subordinate to the holders of the 8.6% Cumulative Preferred Stock, but prior and in preference to any distribution of any of the assets of the Corporation to the holders of Common Stock or any other classes of Preferred Stock by reason of their ownership thereof an amount ("Redemption Amount") equal to the sum of (i) $1,000 for each outstanding share of 1998(C) Non-Convertible Preferred (the "Original 1998(C) Issue Price"), as adjusted to reflect any stock splits, stock dividends or other recapitalizations, and (ii) an amount equal to all declared but unpaid Dividends on each such share, provided, however, that the holders of the 1998(C) Non-Convertible Preferred shall not be entitled to receive any amount as a result of a liquidation, dissolution, or winding up of the corporation prior to the holders of the 8.6% Cumulative Preferred Stock of the Corporation until said holders have agreed to be subordinate to the holders hereof, which subordination agreement shall be provided to the holders of the 1998(C) Non-Convertible Preferred. If upon the occurrence of such event, the assets and funds thus distributed or available for distributions among the holders of the 1998(C) Non-Convertible Preferred shall be insufficient to permit the payment to such holders of the full aforesaid preferential amounts, then the assets and funds of the Corporation legally available for distribution shall be distributed ratably among the holders of the 1998(C) Non-Convertible Preferred in proportion to the product of the liquidation preference of each such share and the number of shares owned by each such holder.

                            (b) Notwithstanding anything set forth above, holders of 1998(C) Non-Convertible Preferred shall not be entitled to receive more than the Redemption Amount, as adjusted to reflect any stock dividends, stock splits or recapitalizations, upon any liquidation, dissolution or winding up of the Corporation. A consolidation or merger of the Corporation with or into any other corporation or corporations (other than a wholly owned corporation), any other corporate reorganization or any other transaction (or series of related transactions) that results in the transfer of more than fifty percent (50%) of the outstanding voting power of the Corporation or a sale, conveyance, or other disposition of all or substantially all of the Corporation's assets, shall not be deemed to be a liquidation, dissolution or winding up within the meaning of this paragraph so long as the successor in interest assumes the obligations of the Corporation to pay the Redemption Amount on the Redemption Dates. The purchase or redemption by the Corporation of stock of any class, in any number permitted by law, shall not for the purpose of this paragraph be regarded as a liquidation, dissolution or winding up of the Corporation.

            7.5 REDEMPTION. The 1998(C) Non-Convertible Preferred shall be redeemed by the Corporation on the following dates ("Redemption Dates"):

                            (a) On or before December 31, 1999, the higher amount of one-third (1/3) of the issued shares or 3,000 shares of the 1998(C) Non-Convertible Preferred, at $1,000 per share;

                            (b) On or before December 31, 2001, the higher the amount of one-third (1/3) of the issued shares or 3,000 shares of the 1998(C) Non-Convertible Preferred at $1,000 per share; and

                            (c) On or before December 31, 2002, the higher the amount of one-third (1/3) of the issued shares or 3,129 shares of the 1998(C) Non-Convertible Preferred at $1,000 per share.

            7.6 VOTING. The 1998(C) Non-Convertible Preferred shall be non-voting except to the extent that the holders thereof shall be entitled to vote or consent to certain matters under the CBCA or section 7.10 below.

            7.7 PAR VALUE/STATED VALUE. The shares of the 1998(C) Non-Convertible Preferred shall have a par value of $1.00 per share, and a stated value of $1,000 per share.

            7.8 NO IMPAIRMENT. The Corporation shall not amend its Articles of Incorporation or participate in any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, for the purpose of avoiding or seeking to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation, but will, at all times in good faith, assist in carrying out all such action as may be reasonably necessary or appropriate in order to protect the Redemption Rights of holders of 1998(C) Non-Convertible Preferred against impairment.

            7.9 OTHER PREFERENCES. The shares of the 1998(C) Non-Convertible Preferred shall have no other preferences, rights, restrictions, or qualifications, except as set forth above, or as otherwise provided by law or by the certificate of incorporation of the Corporation.

            7.10 PROTECTIVE PROVISIONS. So long as shares of 1998(C) Non-Convertible Preferred are outstanding, the Corporation shall not, without first obtaining the approval (by vote or written consent, as provided by law) of the holders of at least a majority of the then outstanding shares of 1998(C) Non-Convertible Preferred, voting as one class:

                            (a) Create any new class or series of stock having a preference over, or being on a parity with, the 1998(C) Non-Convertible Preferred with respect to voting, dividends, redemption or liquidation rights; or

                            (b) Declare, make or pay any distributions of any kind on any Common Stock, except for the declaration and payment of stock dividends payable in the form of Common Stock;

                            (c) Redeem, purchase, acquire or retire any Common Stock or any warrants, option or other rights to acquire any Common Stock, except for repurchases of Common Stock (or options to acquire such shares) held by employees, officers, directors, consultants and advisors to the Corporation upon termination of their employment or services pursuant to agreements providing for such repurchase; or

                            (d) Increase the authorized number of shares of the 8.6% Cumulative Preferred Stock; or alter or change the rights, preferences or privileges of the shares of the 8.6% Cumulative Preferred Stock or the 1998(C) Non-Convertible Preferred.

            FURTHER RESOLVED, that the statements contained in the foregoing resolution creating and designating the said 1998(C) Non-Convertible Preferred and fixing the number, powers, preferences and relative, optional, participating, and other special rights and the qualifications, limitations, restrictions, and other distinguishing characteristics thereof shall, upon the date of adoption of said series, be deemed to be included in and be a part of the Articles of Incorporation. The date of adoption of the aforesaid amendments was __________, 1998. This amendment was duly adopted by the Board of Directors of the Corporation without shareholder action and that shareholder action was not required.

            IN WITNESS THEREOF, the undersigned having been duly authorized has executed the foregoing ARTICLES OF AMENDMENT OF THE ARTICLES OF INCORPORATION OF ENHANCED SERVICES COMPANY, INC. CREATING 1998(C) NON-CONVERTIBLE PREFERRED STOCK this ____ day of __________, 1998.


                                            ENHANCED SERVICES COMPANY, INC.


                                            By:
                                               --------------------------------
                                               Robert Smith
                                               Chief Financial Officer
Attest:
State of California:
County of Los Angeles:

Subscribed and sworn to before me this 30th day of December, 1997



                                               --------------------------------
                                               Notary Public

                                               Name:
                                                    ---------------------------

                                               My commission expires:
                                                                     ----------

APPENDIX G                                                       EXECUTION COPY






               SECURITIES ACQUISITION AND REORGANIZATION AGREEMENT


                                 BY AND BETWEEN


             ENHANCED SERVICES COMPANY, INC., a Colorado Corporation


                                       AND

                       ZULU-tek, INC., a Utah Corporation

                                September 9,1998



                        SECURITIES ACQUISITION AGREEMENT

                                TABLE OF CONTENTS



ARTICLE I  EXCHANGE OF REORGANIZATION STOCK FOR ZULU-TEK  ASSETS.............................................2
            1.01        Exchange.............................................................................2
            1.02        Fully Paid and Nonassessable Status..................................................2

ARTICLE II  REPRESENTATIONS AND WARRANTIES OF ENHANCED.......................................................2
            2.01        Organization.........................................................................2
            2.02        Corporate Power and Authority of ENHANCED............................................2
            2.03        No Conflict..........................................................................3
            2.04        Issuance of Shares...................................................................3
            2.05        Receipt of Information...............................................................3
            2.06        Sophisticated Investor...............................................................4
            2.07        Capital Structure....................................................................4
                        (a)         Common Stock.............................................................4
                        (b)         8.6% Preferred...........................................................4
                        (c)         1998 Preferred...........................................................4
                        (d)         1998(B) Preferred........................................................4
                        (e)         1998(C) Preferred........................................................4
                        (f)         Investor Preferred.......................................................5
            2.08        Directors and Officers...............................................................5
            2.09        Certain Financial Information........................................................5
            2.10        Litigation...........................................................................6
            2.11        NASDAQ Matters.......................................................................6
            2.12        Compliance With Law..................................................................6
            2.13        Corporate Records....................................................................6
            2.14        Material Contracts...................................................................6
            2.15        Taxes................................................................................6
            2.16        ERISA................................................................................7
            2.17        Patents, Copyrights, Etc.............................................................7
            2.18        No Materially Adverse Matters, Etc...................................................7
            2.19        No Further Representations and Warranties............................................7

ARTICLE III  REPRESENTATIONS AND WARRANTIES OF ZULU-TEK......................................................8
            3.01        Organization of ZULU-tek.............................................................8
            3.02        Corporate Power and Authority........................................................8
            3.03        No Conflict..........................................................................9

            3.04        Capital Structure of ZULU-tek........................................................9
                        (a)         ZULU-tek Common Stock....................................................9
                        (b)         Series A Preferred Stock.................................................9
                        (c)         Series B Preferred Stock.................................................9
                        (d)         Series C Preferred Stock.................................................9
                        (e)         Series D Preferred Stock.................................................9
            3.05        Directors and Officers..............................................................10
            3.06        Compliance With Law.................................................................10
            3.07        Corporate Records...................................................................10
            3.08         Status of Subsidiaries.............................................................10
            3.09        Restricted Securities...............................................................10
            3.10        Receipt of Information..............................................................11
            3.11        Sophisticated Investor..............................................................11
            3.12        Legends.............................................................................11
            3.13        Material Contracts..................................................................11
            3.14        Taxes...............................................................................11
            3.15        ERISA...............................................................................12
            3.16        Patents, Copyrights, Etc............................................................12
            3.17        Litigation..........................................................................12
            3.18        No Materially Adverse Contracts, Etc................................................12
            3.19        No Further Representations and Warranties...........................................13

ARTICLE IV  REGISTRATION RIGHTS.............................................................................13
            4.01        Registration Rights.................................................................13
            4.02        Reporting Requirements Under The Securities Exchange Act of 1934....................13
            4.03        Expenses............................................................................13
            4.04        Indemnification; Contribution.......................................................13
            4.05        Obligations of ENHANCED.............................................................15
                        (a)         Filing..................................................................15
                        (b)         Amendments..............................................................15
                        (c)         Prospective Delivery....................................................15
                        (d)         Blue Sky................................................................16

ARTICLE V  CLOSING AND POST-CLOSING MATTERS.................................................................16
            5.01        Closing.............................................................................16
            5.02        Closing Documents...................................................................16
                        (a)         ENHANCED Deliveries.....................................................16
                        (b)         ZULU-tek Deliveries.....................................................16
            5.03        Post-Closing Matters................................................................17
            5.04        Satisfaction of Conditions..........................................................19

ARTICLE VI  TERMINATION.....................................................................................19
            6.01        Termination.........................................................................19

ARTICLE VII  BROKERAGE AND SIMILAR FEES.....................................................................19
            7.01        No Other Fee Agreements.............................................................19

ARTICLE VIII  CONFIDENTIALITY...............................................................................20
            8.01        Maintenance of Confidential Information.............................................20
            8.02        Remedies on Breach..................................................................20

ARTICLE IX  MISCELLANEOUS PROVISIONS........................................................................20
            9.01        Representation of Multiple Parties..................................................20
            9.02        Amendment and Waiver................................................................21
            9.03        Severability........................................................................21
            9.04        Expenses............................................................................21
            9.05        Press Releases......................................................................21
            9.06        Notices.............................................................................21
            9.07        Entire Agreement....................................................................22
            9.08        Assignment..........................................................................22
            9.09        Third Parties.......................................................................23
            9.10        Section and Other Headings..........................................................23
            9.11        Counterparts; Facsimile Signatures..................................................23
            9.12        Governing Law; Venue; Jurisdiction..................................................23
            9.13        Further Assurances..................................................................23
            9.14        Survival of Representations and Warranties..........................................23
            9.15        Pronouns............................................................................23

                                  EXHIBIT LIST


EXHIBIT 1.01(a)         ZULU-tek LIABILITIES

EXHIBIT 1.01(b)         ZULU-TEK ASSETS

EXHIBIT 2.01            SUBSIDIARIES OF ENHANCED

EXHIBIT 2.07            OUTSTANDING OPTIONS AND WARRANTS

EXHIBIT 2.08            CURRENT DIRECTORS AND OFFICERS OF ENHANCED

EXHIBIT 2.09            FINANCIAL INFORMATION OF ENHANCED  INCLUDING ENHANCED
                        OBLIGATIONS

EXHIBIT 2.10            PENDING LITIGATION OR PROCEEDINGS OF ENHANCED

EXHIBIT 2.14            ENHANCED MATERIAL CONTRACTS

EXHIBIT 2.16            ERISA MATTERS OF ENHANCED

EXHIBIT 2.17            PATENTS, COPYRIGHTS, ETC. OF ENHANCED

EXHIBIT 3.01            SUBSIDIARIES OF ZULU-TEK

EXHIBIT 3.04            CAPITAL STRUCTURE OF ZULU-TEK

EXHIBIT 3.05            CURRENT OFFICERS AND DIRECTORS OF ZULU-TEK

EXHIBIT 3.13            ZULU-TEK MATERIAL CONTRACTS

EXHIBIT 3.14            ZULU-TEK TAX MATTERS

EXHIBIT 3.15            ERISA MATTERS OF ZULU-TEK

EXHIBIT 3.16            PATENTS, COPYRIGHTS, ETC. OF ZULU-TEK

EXHIBIT 3.17            ZULU-TEK LITIGATION

               SECURITIES ACQUISITION AND REORGANIZATION AGREEMENT


            This SECURITIES ACQUISITION AND REORGANIZATION AGREEMENT ("Agreement") dated as of September 9, 1998 is made by and between ENHANCED Services Company, Inc., a Colorado corporation ("ENHANCED") and ZULU-tek, Inc., a Utah corporation ("ZULU-tek"), both with offices at 3415 Sepulveda Blvd., Suite 500, Los Angeles, California 90034.

            WHEREAS, ENHANCED desires to exchange (the "Exchange") 520,000 of its newly authorized 1998(B) Preferred Stock $.001 par value ("1998(B) Preferred") and up to 10,209 shares of its newly authorized 1998(C) Preferred Stock ("1998(C) Preferred," and collectively the "Reorganization Stock") and up to $374,800 for substantially all of the assets and the assumption by ENHANCED of all of the Zulu-tek liabilities, and Zulu-tek desires to acquire the Reorganization Stock from ENHANCED upon the terms and subject to the conditions hereinafter set forth; and

            WHEREAS, ZULU-tek and ENHANCED intend to cooperate in obtaining the consent of the holders of the ZULU-tek Series C Preferred Stock to exchange those shares for the 1998(C) Preferred; and

            WHEREAS, ENHANCED will submit to its Annual Meeting of Stockholders, which is expected to be scheduled in mid-November, 1998, a proposal to convert the 1998(B) Preferred into 5,200,000 shares of ENHANCED Common Stock (as defined below); and

            WHEREAS, ZULU-tek intends to convene a shareholders meeting to seek approval to liquidate the corporation and to distribute the ENHANCED Common Stock underlying the 1998(B) Preferred to its stockholders in liquidation; and

            WHEREAS, ZULU-tek and ENHANCED intend that the transaction as set out in this Agreement constitute a tax free reorganization to ZULU-tek, to the ZULU-tek stockholders and to ENHANCED under Sections 354 and 368 (a)(1)(D) of the Internal Revenue Code of 1986, as amended (the "Code").

            NOW, THEREFORE, in consideration of the foregoing premises and the representations, warranties and agreements herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                    ARTICLE I
              EXCHANGE OF REORGANIZATION STOCK FOR ZULU-TEK ASSETS

            1.01 Exchange. In reliance on the representations and warranties set forth herein, at the Closing (as hereinafter defined), ENHANCED shall issue and deliver the Reorganization Stock, and shall assume the liabilities of ZULU-tek set out on Exhibit 1.01(a). ZULU-tek shall transfer the assets set out on
Exhibit 1.01(b) to ENHANCED (the assets listed in 1.01(b) 1-3 shall be referred to as "Acquired Stock").

            1.02 Fully Paid and Nonassessable Status. All of the shares of Reorganization Stock to be issued and delivered by ENHANCED pursuant to this Agreement, when issued in accordance with the terms of the Agreement, shall be duly authorized, validly issued, fully paid and nonassessable and shall be restricted securities as set forth in this Agreement.

                                   ARTICLE II
                   REPRESENTATIONS AND WARRANTIES OF ENHANCED

            ENHANCED hereby represents and warrants to ZULU-tek as follows:

            2.01 Organization. As of the date of this Agreement ENHANCED is a corporation duly organized, validly existing and in good standing under the laws of Colorado and has the requisite corporate power and authority to own, lease and operate its properties and to carry on its business in the manner now being conducted and is duly qualified or licensed to do business as a foreign corporation in good standing in any jurisdictions in which the ownership of its property or the conduct of its business requires such qualification, except such jurisdictions in which its failure to be so qualified or licensed will have no material adverse effect on its business or properties. In connection with the Annual Meeting of Stockholders, ENHANCED will seek the approval of its stockholders to change its state of incorporation from Colorado to Delaware through a merger with a newly organized Delaware corporation.

            2.02 Corporate Power and Authority of ENHANCED. ENHANCED has the full corporate power and authority to execute and deliver this Agreement, to issue and deliver the ENHANCED Stock and to perform its other obligations under this Agreement. The execution, delivery and performance of this Agreement by ENHANCED has been authorized by all necessary corporate actions required by law, by ENHANCED's Articles of Incorporation, as amended to date ("ENHANCED Articles of Incorporation"), its Bylaws, as in effect on the date hereof ("ENHANCED Bylaws"), any voting trusts, voting agreements, stockholders or similar agreements ("ENHANCED Stockholder Understandings") or otherwise required to be taken to authorize the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby. Assuming due execution and delivery of the Agreement by the other parties hereto, this Agreement is a valid and binding agreement of ENHANCED, enforceable in accordance with its terms, except to the extent such enforceability may be subject to limitations of public policy under federal and state securities laws and under applicable bankruptcy, insolvency or similar laws affecting creditor's rights generally or the availability of equitable remedies.

            2.03 No Conflict. Neither the execution and delivery of this Agreement nor the consummation by ENHANCED of the transactions contemplated hereby will (a) conflict with or result in a breach of any provision of the ENHANCED Articles of Incorporation or the ENHANCED Bylaws, (b) result in a default (or with the passing of time give rise to any right of termination, cancellation or acceleration) under any of the terms, conditions or provisions of the ENHANCED Stockholder Understandings or any other material note, bond, mortgage, indenture, franchise, license, permit or agreement or other instrument or obligation to which ENHANCED is a party or by which ENHANCED is bound or to which any of the assets of ENHANCED is subject and will not have a material adverse effect on the financial condition of ENHANCED, (c) violate any statute or law or any judgment, decree, order, writ, injunction, regulation or rule applicable to ENHANCED, the violation of which would have a material adverse effect on the financial conditions of ENHANCED, or (d) result in or require the creation of any material lien with respect to any assets of ENHANCED.

            2.04 Issuance of Shares. The Reorganization Stock to be delivered pursuant to this Agreement is authorized but unissued capital stock and the articles of amendment to effect such issuance have not yet been filed by ENHANCED but will be filed prior to Closing. Subsequent to the filing of the applicable Certificates of Designation for the Reorganization Stock, and the increase in its authorized capital stock needed to effect the conversion of such Reorganization Stock, ENHANCED has full power and authority to issue and deliver the Reorganization Stock, and has obtained and provided all notices and consents required under the ENHANCED Articles of Incorporation, the ENHANCED Bylaws and the applicable rules of the National Association of Securities Dealers ("NASD") or as a corporation listed on the NASDAQ SmallCap ("NASDAQ") Stock Market (collectively, the "NASDAQ Rules").

            2.05 Receipt of Information. ENHANCED and its representatives have received and reviewed this Agreement, all Exhibits hereto, and all other documents and materials that ZULU-tek has provided to them in connection with the transactions contemplated by this Agreement. ENHANCED and its representatives have had an opportunity to review those documents and all other documents and materials requested of ZULU-tek and have been given an opportunity to ask such questions of ZULU-tek concerning the terms and conditions of the Agreement, their respective organization and structure, and the business, operations, business prospects, shareholders, advisers, representatives, market position, financial condition, assets and liabilities (including contingent liabilities) of ZULU-tek as well as such other relevant matters as they have deemed necessary or desirable and have been given all such information as they have requested, in order to make an informed and independent evaluation of the merits and risks of the transactions contemplated herein.

            2.06 Sophisticated Investor. ENHANCED has, by reason of its corporate status and financial experience, the capacity to make the independent evaluation contemplated hereby and to protect its own interests in connection with this Agreement and this transactions contemplated hereby.

            2.07 Capital Structure. The authorized capital stock of ENHANCED currently consists of 20,000,000 shares of capital stock of which 15,000,000 are shares of Common Stock, par value $.001 per share ("ENHANCED Common Stock") and 5,000,000 are preferred shares to be on such terms and in such series as may be designated by the Board of Directors of ENHANCED. The currently outstanding capital of ENHANCED is:

            (a) Common Stock. 3,245,118 shares are issued and outstanding as of August 11, 1998 and as of August 31, 1998, 1,161,250 shares were reserved for issuance on exercise of outstanding options and warrants;

            (b) 8.6% Preferred. 8.6% Cumulative Preferred Stock ("8.6% Preferred") of which 15,000 shares are authorized and 8,000 shares are outstanding on the date hereof; and

            (c) 1998 Preferred. The 1998 Preferred Stock consisting of 1,000,000 shares, par value $3.00, issued to Netvest Capital Partners LP, a Delaware limited partnership, in transactions implemented on March 6, 1998, which shares are convertible into 5,543,600 shares of ENHANCED Common Stock solely at the option of ENHANCED after receipt of stockholder approval at the ENHANCED Annual Meeting of Stockholders convened in accordance with the NASDAQ Rules and the requirements of the Securities & Exchange Commission (the "SEC");

            (d) 1998(B) Preferred. The 1998(B) Preferred Stock consisting of 520,000 shares to be issued to ZULU-tek in connection with the transactions contemplated hereby and which shares shall be convertible into 5,200,000 shares of ENHANCED Common Stock, subject to adjustment in the event of any stock splits, stock dividend, reclassifications or other capital transactions, as applicable, after receipt of stockholder approval at the ENHANCED Annual Meeting of Stockholders and there is an effective SEC registration statement allowing for the distribution of the Common Stock to the stockholders of ZULU-tek;

            (e) 1998(C) Preferred. The 1998(C) Preferred Stock consisting of 15,000 shares, stated value $1,000 per share, which shall be exchanged on a share for share basis for the outstanding ZULU-tek Series C Preferred Stock held by Softbank Holdings, Inc., Ozemail, Inc. and certain individuals in connection with the liquidation of ZULU-tek, subject to adjustment in the event of any stock splits, stock dividend, reclassifications or other capital transactions, as applicable, and subject to such terms and conditions as shall be negotiated with the holders and reflected in the proxy materials for the ENHANCED Annual Meeting of Stockholders; and

            (f) Investor Preferred. The Investor Preferred Stock ("Investor Preferred") consisting of up to 500,000 shares, stated value $10 per share, to be issued by ENHANCED to certain investors at a purchase price of $10.00 per share, to be issued on or prior to December 31, 1998 and to be convertible into ENHANCED Common Stock on the basis of 10 shares of ENHANCED Common Stock for each share of Investor Preferred, subject to adjustment in the event of any stock splits, stock dividend, reclassifications or other capital transactions, as applicable. To the extent required by the NASDAQ Rules, the Investor Preferred will be convertible only after receipt of stockholder approval at the ENHANCED Annual Meeting of Stockholders (including approval of an increase in the number of authorized shares). If requested by the holders, ENHANCED will file a registration statement with the SEC covering the resale of the ENHANCED Common Stock to be issued upon the conversion of the Investor Preferred.

            The ENHANCED Common Stock entitles each holder to one vote for each share held. Except as set forth on Exhibit 2.07, as of the date of this Agreement and at Closing, there are or will be no other outstanding options, warrants or other rights, subscriptions, options, calls, rights, warrants, convertible securities, unsatisfied preemptive rights or other agreements or commitments of any character obligating ENHANCED to issue (or reserve for issuance) or to transfer or sell any shares of its capital stock of any class. No other classes of preferred shares have been designated or issued and, except as set forth herein with respect to the Reorganization Stock to be issued to ZULU-tek and upon any exercise of outstanding options and warrants, no additional shares of the capital stock of ENHANCED will be issued or reserved for issuance at or prior to the Closing. The Certificates of Designation to be filed in the State of Colorado will correctly set forth the terms of the ENHANCED 1998(B) and the Investor Preferred and the 1998(C) Preferred Stock.

            2.08 Directors and Officers. The current directors and officers of ENHANCED are set forth on Exhibit 2.08 and each of them currently validly holds their respective offices in accordance with the provisions of the ENHANCED Articles of Incorporation and ENHANCED By-laws.

            2.09 Certain Financial Information. The audited and unaudited financial statements of ENHANCED, filed with the SEC for all periods through May 31, 1998, fairly present the financial position of ENHANCED as of the date filed and fairly represent the results of financial operations for the periods covered thereby, in accordance with generally accepted accounting principles applied on a consistent basis. Except as disclosed in such financial statements (collectively the "Financial Statements") or on Exhibit 2.09 (the "ENHANCED Obligations"), there are no material contingencies and no loans to or from any officers, directors or affiliates of ENHANCED which exist or are committed as of the date hereof. As set forth in Exhibit 2.09, FCA Investment Company, a Delaware corporation ("FCAIC"), has advanced $500,000.00 to ENHANCED as working capital.

            2.10 Litigation. Except as set forth on Exhibit 2.10, as of the date of this Agreement, there is no litigation or proceedings pending or, to the best of the knowledge of ENHANCED's stockholders and ENHANCED's directors and officers, threatened against ENHANCED or any of its assets or properties. To the extent that after the date hereof ENHANCED shall become aware that such claims or litigation shall be initiated or threatened with respect to this transaction or any actions of ENHANCED, it shall promptly advise ZULU-tek thereof.

            2.11 NASDAQ Matters. ENHANCED will submit an application to NASDAQ to list the ENHANCED Common Stock underlying the Reorganization Stock and the Investor Preferred on NASDAQ to allow for listing extemporaneously with the conversion of such stock. ENHANCED makes no representation or warranty associated with the continued listing of the shares of ENHANCED for trading as a "small cap" company on NASDAQ and ZULU-tek acknowledges receipt of correspondence between NASDAQ and ENHANCED pertaining to ENHANCED's NASDAQ listing. ZULU-tek agrees to accept the Reorganization Stock without any liability or obligation concerning such listing, provided that ENHANCED covenants and agrees to use its best efforts to maintain such NASDAQ listing. ZULU-tek agrees to cooperate, at the request of ENHANCED, in ENHANCED's efforts to maintain such listing, but makes no representation with respect to its capacity to effect the continued listing of the ENHANCED Common Stock.

            2.12 Compliance With Law. ENHANCED is conducting its business and operations in compliance with all governmental rules and regulations applicable thereto and is not in violation or default in any material respect under any statute, law, ordinance, rule, regulation, judgment, order, decree, concession, grant, franchise, license or other governmental authorization or approval applicable to it or any of its business and affairs.

            2.13 Corporate Records. True and correct copies of the Articles of Incorporation, Bylaws and minutes of the Board of Directors and stockholders of ENHANCED and all amendments thereto of ENHANCED have been delivered to ZULU-tek. The minute books of ENHANCED for which minutes were prepared, contain accurate minutes of the meetings of and consents to actions taken without meetings of the Board of Directors and stockholders of ENHANCED since inception.

            2.14 Material Contracts. Exhibit 2.14 sets forth all employment agreements, stock option plans and agreements, insurance plans, employee benefit plans and all contracts of ENHANCED, in effect on the date hereof, which require annual payments of more than $50,000, and the status of the same at the date hereof.

            2.15 Taxes. ENHANCED has filed all federal, state and other tax returns required to be filed, and all taxes, assessments and other governmental charges due from ENHANCED have been fully paid. ENHANCED has established on its books reserves adequate for the payment of all federal, state and other tax liabilities.

            2.16 ERISA. Except as set forth on Exhibit 2.16, ENHANCED is in compliance in all material respects with the applicable provisions of ERISA and has not incurred any liability to the Pension Benefit Guaranty Corporation or a plan under Title IV of ERISA; and no "prohibited transaction" or "reportable event" (as such terms are defined in ERISA) has occurred with respect to any plan.

            2.17 Patents, Copyrights, Etc. Exhibit 2.17 sets forth an accurate and complete list of all patents, copyrights, trademarks, trade names, trademark registrations, service names, service marks, domain names, licenses, formulas and applications therefor owned by ENHANCED or its subsidiaries or used or required by ENHANCED in the operation of its business, title to each of which is, except as set forth in Exhibit 2.17, held by ENHANCED free and clear of all adverse claims, liens, security agreements, restrictions or other encumbrances. Except as set forth in Exhibit 2.17, ENHANCED owns or possesses adequate licenses or other rights to use all patents, trademarks, trade names, service marks, domain names, trade secrets or other intangible property rights and know-how necessary to entitle ENHANCED to conduct its business as presently being conducted. There is no infringement action, lawsuit, claim, or complaint or any written notice to ENHANCED which asserts that ENHANCED's operations violate or infringe the rights or the trade names, trademarks, trademark registrations, service names, service marks, domain names or copyrights, and ENHANCED is not in any way making use of any confidential information or trade secrets of any person, except with the consent of such person. Except as set forth in Exhibit 2.17, ENHANCED has taken reasonable steps to protect its proprietary information (except disclosure of source codes pursuant to licensing agreements) and is the lawful owner of the proprietary information free and clear of any claim of any third party. ENHANCED's proprietary rights are adequate of the conduct of its business substantially as now conducted without known conflict with any rights of others. ENHANCED will provide to ZULU-tek upon ZULU-tek's request a copy of all filings, registrations and other documents relating to any of the foregoing franchises, patents, copyrights, trademarks, trade names, trademark registrations, service names, service marks, domain names, licenses, formulas and applications.

            2.18 No Materially Adverse Matters, Etc. ENHANCED is not subject to any charge, corporate or other legal restriction, or any judgment, decree, order, rule or regulation that has or is expected in the future to have a materially adverse effect on the business, assets or financial condition of ENHANCED. ENHANCED is not a party to any contract or agreement that has or is expected, in the judgment of ENHANCED's officers, to have any materially adverse effect on the business of ENHANCED.

            2.19 No Further Representations and Warranties. ZULU-tek acknowledges that no other representations or warranties have been made by ENHANCED or relied upon by ZULU-tek except as set out in this Agreement.

                                   ARTICLE III
                   REPRESENTATIONS AND WARRANTIES OF ZULU-TEK

            ZULU-tek represents and warrants to ENHANCED, on its own behalf and with respect to material transactions by its material subsidiaries (all of which are collectively referred to as "ZULU-tek" solely for purposes of Sections 3.03, 3.06, 3.07 and 3.13 to 3.18), as follows:

            3.01 Organization of ZULU-tek. ZULU-tek is a corporation duly organized, validly existing and in good standing under the laws of Utah and has the requisite corporate power and authority to own, lease and operate its properties and to carry on its business in the manner now being conducted and is licensed to do business as a foreign corporation in any jurisdictions in which the ownership of its property or the conduct of its business requires such qualification, except such jurisdictions in which its failure to be so qualified or licensed will have no material adverse effect on its business or properties. Attached as Exhibit 3.01 is a list of all of the entities in which ZULU-tek directly or indirectly holds any shares, options or other rights (the "ZULU Subsidiaries").

            3.02 Corporate Power and Authority. ZULU-tek has the full corporate power and authority to execute and deliver this Agreement and to perform its obligations under this Agreement. The execution, delivery and performance of this Agreement by ZULU-tek has been authorized by all necessary corporate actions required by law, by ZULU-tek's Articles of Incorporation, and other Bylaws or constituent documents or otherwise required to be taken to authorize the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby. Notwithstanding the same, the parties acknowledge that it is unclear whether Star Medical, Inc. (the predecessor to ZULU-tek), which was organized in 1985 has, since 1992, adopted the resolution, required by Sections 16-10a-704 and 16-10a-1704 of the Business Corporations Act of Utah (as newly adopted in 1992) to allow for written consent by stockholders, even though it would appear that such a resolution had been adopted since Star Medical, Inc., took action by written consent of its stockholders subsequent to such date and, consistent with such practice, a written consent of a majority of the holders of the Common Stock of ZULU-tek has been sought and received with respect to the transactions contemplated hereby. However, to assure compliance and resolve any possible ambiguities, ZULU-tek intends to seek ratification of certain transactions, including the ones covered by this Agreement, at a Special Meeting of Stockholders (as described in Article V). In addition, consent to the transaction from a holder of the ZULU-tek Series A Preferred is pending. Subject to the proceeding and assuming due execution and delivery of the Agreement by the other parties hereto, this Agreement is a valid and binding agreement of ZULU-tek, enforceable in accordance with its terms, except to the extent such enforceability may be subject to limitations of public policy under federal and state securities laws and under applicable bankruptcy, insolvency or similar laws affecting creditor's rights generally or the availability of equitable remedies.

            3.03 No Conflict. Neither the execution and delivery of this Agreement nor the consummation by ZULU-tek of the transactions contemplated hereby will (a) conflict with or result in a breach of any provision of its constituent documents, (b) result in a default (or give rise to any right of termination, cancellation or acceleration) under any of the terms, conditions or provisions of any material note, bond, mortgage, indenture, franchise, license, permit or agreement or other instrument or obligation to which ZULU-tek is a party or by which ZULU-tek is bound or to which any of its assets are subject,
(c) violate any statute or law or any judgment, decree, order, writ, injunction, regulation or rule applicable to ZULU-tek, the violation of which would have a material adverse effect on the financial conditions of ZULU-tek, or (d) result in or require the creation of any material lien with respect to any assets of ZULU-tek.

            3.04 Capital Structure of ZULU-tek. ZULU-tek represents and warrants to ENHANCED that as of the date of this Agreement, the authorized capital stock of ZULU-tek consists of 150,000,000 shares of capital stock, including:

            (a) ZULU-tek Common Stock. 100,000,000 shares of Common Stock, $0.001 par value per share, of which 51,917,263 were issued and outstanding at August 10, 1998;

            (b) Series A Preferred Stock. 2,000,000 shares of Series A Preferred Stock, of which 374,800 shares are issued and outstanding as of the date hereof, which shares of Series A Preferred Stock entitle the holders to a per share preferential payment of $1.00 plus accrued and unpaid dividends;

            (c) Series B Preferred Stock. 3,000,000 shares of Series B Preferred Stock, $1.00 stated value per share, which shares were convertible at the option of the holder into an aggregate of 7,333,334 shares of ZULU-tek Common Stock on February 6, 1998 (4,000,000 shares), May 6, 1998 (2,000,000 shares), and August 6, 1998 (1,333,384 shares) but which are no longer convertible on the date hereof;

            (d) Series C Preferred Stock. 15,000 shares of Series C Preferred Stock of which 10,209 shares are currently outstanding and 1,891 shares are currently reserved for issuance to former stockholders of Softbank Interactive Media, Inc. ("SIM") as listed on Exhibit 3.04; and

            (e) Series D Preferred Stock. 1,000,000 shares of ZULU-tek Preferred Stock par value $.01 per share issued to and held by ENHANCED in connection with the March Transaction.

            The ZULU-tek Common Stock and the Series A Preferred Stock are voting shares, each entitling the holders to one vote for each share held. Except as required by law or the terms of such series, the Series B, Series C and Series D Preferred Stock are non-voting stock. The

Certificates of Designation filed in the state of Utah correctly set forth the terms of the ZULU-tek Class A, B, C and D Preferred Stock which is outstanding. Except as set forth on Exhibit 3.04 as of the date of this Agreement, there are no outstanding options, warrants or other rights, subscriptions, options, calls, rights, warrants, convertible securities, unsatisfied preemptive rights or other agreements or commitments of any character obligating ZULU-tek to issue (or reserve for issuance) or to transfer or sell any shares of its capital stock of any class.

            3.05 Directors and Officers. The current directors and officers of ZULU-tek are set forth on Exhibit 3.05 and each of them is currently holding their respective offices in accordance with the provisions of the ZULU-tek Articles of Incorporation and ZULU-tek By-laws.

            3.06 Compliance With Law. ZULU-tek is conducting its business and operations in compliance with all governmental rules and regulations applicable thereto and is not in violation or default in any material respect under any statute, law, ordinance, rule, regulation, judgment, order, decree, concession, grant, franchise, license or other governmental authorization or approval applicable to it or any of its business and affairs, the violation or default of which would have a material adverse effect on its business.

            3.07 Corporate Records. True and correct copies of the Articles of Incorporation, Bylaws and minutes of the Board of Directors and stockholders of ZULU-tek and all amendments thereto have been delivered to ENHANCED. The minute books of ZULU-tek contain all accurate minutes of the meetings for which minutes were prepared and consents to actions taken without meetings of the Board of Directors and stockholders of ZULU-tek since August 1, 1997.

            3.08 Status of Subsidiaries. Exhibit 3.01 sets forth the names, state of organization, corporate status and ownership of each of the ZULU-tek Subsidiaries, which information ZULU-tek represents to be accurate as of the date shown. To the extent that any of the ZULU-tek Subsidiaries are not currently in good standing, ZULU-tek shall use its best efforts, at its expense, to cure any deficiencies and to insure the good standing of such subsidiaries on or prior to September 30, 1998.

            3.09 Restricted Securities. ZULU-tek acknowledges that the shares of the Reorganization Stock have not been registered under the 1933 Act or registered or qualified under any state securities laws on the grounds that such shares of Reorganization Stock are being issued in a transaction exempt from the registration requirements of the 1933 Act. ZULU-tek acknowledges that the shares of Reorganization Stock must be held indefinitely unless such shares of Reorganization Stock are subsequently registered under the 1933 Act and qualified or registered under applicable state securities laws or an exemption from registration and qualification is available, and that, except as otherwise provided in this Agreement, the Reorganization Stock cannot be transferred.

            3.10 Receipt of Information. ZULU-tek has received and reviewed this Agreement, all Exhibits hereto, and all other documents and materials that ENHANCED has provided to it in connection with the transactions contemplated by this Agreement. ZULU-tek and its representatives have had an opportunity to review all documents and other materials requested of ENHANCED and have been given an opportunity to ask such questions of ENHANCED concerning the Reorganization Stock to be acquired hereunder, their respective organization and structure, and the business, operations, business prospects, shareholders, advisers, representatives, market position, financial condition, assets and liabilities (including contingent liabilities) of ENHANCED as well as such other relevant matters as they have deemed necessary or desirable and have been given all such information as they have requested, in order to make an independent and informed evaluation of the merits and risks of the investment in the ENHANCED Stock contemplated herein.

            3.11 Sophisticated Investor. ZULU-tek has, by reason of its financial experience, the capacity to make the independent evaluation contemplated hereby and to protect its interests in connection with this Agreement and the transactions contemplated hereby.

            3.12 Legends. ZULU-tek acknowledges that each certificate or other document evidencing the Reorganization Stock shall be endorsed with the legends set forth below:

            (a) "THE SHARES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED ABSENT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR COMPLIANCE WITH AN AVAILABLE EXEMPTION FROM REGISTRATION. THE COMPANY MAY REFUSE TO AUTHORIZE ANY TRANSFER OF THE SHARES IN RELIANCE ON AN EXEMPTION FROM REGISTRATION UNTIL IT HAS RECEIVED AN OPINION OF COUNSEL, REASONABLY SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED."

            (b) If required by the authorities of any state in connection with the issuance or sale of the ENHANCED Common Stock, the legend required by such state authority.

            3.13 Material Contracts. Exhibit 3.13 sets forth all employment agreements, stock option plans and agreements, insurance plans, employee benefit plans and all contracts of ZULU-tek, in effect on the date hereof, which require annual payments of more than $50,000, and the status of the same at the date hereof.

            3.14 Taxes. Except as set forth on Exhibit 3.14, ZULU-tek has filed all federal, state and other tax returns required to be filed, and all taxes, assessments and other governmental charges due from ZULU-tek have been fully paid. ZULU-tek has established on its books reserves adequate for the payment of all federal, state and other tax liabilities.

            3.15 ERISA. ZULU-tek does not maintain any plans subject to the provisions of ERISA. Except as set forth on Exhibit 3.15, ZULU-tek has not incurred any liability to the Pension Benefit Guaranty Corporation or a plan under Title IV of ERISA; and no "prohibited transaction" or "reportable event" (as such terms are defined in ERISA) has occurred with respect to any plan.

            3.16 Patents, Copyrights, Etc. Exhibit 3.16 sets forth an accurate and complete list of all patents, copyrights, trademarks, trade names, trademark registrations, service names, service marks, domain names, licenses, formulas and applications therefor owned by ZULU-tek or its subsidiaries or used or required by ZULU-tek in the operation of its business, title to each of which is, except as set forth in Exhibit 3.16, held by ZULU-tek free and clear of all adverse claims, liens, security agreements, restrictions or other encumbrances. Except as set forth in Exhibit 3.16, ZULU-tek owns or possesses adequate licenses or other rights to use all patents, trademarks, trade names, service marks, domain names, trade secrets or other intangible property rights and know-how necessary to entitle ZULU-tek to conduct its business as presently being conducted. There is no infringement action, lawsuit, claim, or complaint or any written notice to ZULU-tek which asserts that ZULU-tek's operations violate or infringe the rights or the trade names, trademarks, trademark registrations, service names, service marks, domain names or copyrights, and ZULU-tek is not in any way making use of any confidential information or trade secrets of any person, except with the consent of such person. Except as set forth in Exhibit 3.16, ZULU-tek has taken reasonable steps to protect its proprietary information (except disclosure of source codes pursuant to licensing agreements) and is the lawful owner of the proprietary information free and clear of any claim of any third party. ZULU-tek's proprietary rights are adequate of the conduct of its business substantially as now conducted without known conflict with any rights of others. ZULU-tek will provide to ENHANCED upon ENHANCED's request a copy of all filings, registrations and other documents relating to any of the foregoing franchises, patents, copyrights, trademarks, trade names, trademark registrations, service names, service marks, domain names, licenses, formulas and applications.

            3.17 Litigation. Except as set forth on Exhibit 2.10, as of the date of this Agreement, there is no litigation or proceedings pending or, to the best of the knowledge of ZULU-tek's stockholders and ZULU-tek's directors and officers, threatened against ZULU-tek or any of its assets or properties. To the extent that after the date hereof ZULU-tek shall become aware that such claims or litigation shall be initiated or threatened with respect to this transaction or any actions of ZULU-tek, it shall promptly advise ENHANCED thereof.

            3.18 No Materially Adverse Contracts, Etc. ZULU-tek is not subject to any charge, corporate or other legal restriction, or any judgment, decree, order, rule or regulation that has or is expected in the future to have a materially adverse effect on the business, assets or financial condition of ZULU-tek. ZULU-tek is not a party to any contract or agreement that has or is expected, in the judgment of ZULU-tek's officers, to have any materially adverse effect on the business of ZULU-tek.

            3.19 No Further Representations and Warranties. ENHANCED acknowledges that no other representations or warranties have been made or relied upon by ENHANCED except as set out in this Agreement.


                                   ARTICLE IV
                               REGISTRATION RIGHTS

            4.01 Registration Rights. ENHANCED shall file a registration statement on Form S-3, S-4 or at its option, on Form S-1, Form SB-1 or any other appropriate registration statement form available under the 1933 Act covering the registration of the ENHANCED Common Stock to be issued upon a conversion of the Reorganization Stock.

            4.02 Reporting Requirements Under The Securities Exchange Act of 1934. To the extent required, ENHANCED shall timely file such information, documents, and reports as the SEC may require or prescribe under either Section 13 or 15(d) (whichever is applicable) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and ENHANCED shall take such other measures and file such other information, documents, and reports as shall hereafter be required by the SEC as a condition to the availability of Rule 144 under the 1933 Act (or any equivalent successor provision or similar rule hereafter adopted), including, without limitation, using its best efforts to assure that there shall be available at all times adequate public information with respect to ENHANCED and the ENHANCED Common Stock. The obligation to make available adequate public information and otherwise take such measures necessary to maintain the availability of Rule 144 shall remain in effect for so long as ENHANCED or its successor is subject to the filing requirements of Section 13 or
Section 15(d) of the Exchange Act. ENHANCED shall furnish forthwith upon request a written statement as to its compliance with the reporting requirements of said Rule 144 of the 1933 Act, and of the Exchange Act; a copy of the most recent annual or quarterly report of ENHANCED and such other reports and documents as a holder of its Common Stock may reasonably request in availing itself of any rule or regulation of the SEC allowing the sale of any such securities without registration.

            4.03 Expenses. All expenses incident to ENHANCED's performance of or compliance with its undertaking in this Article IV, including, without limitation, all registration and filing fees, printing expenses, messenger and delivery expenses, and fees and disbursements of counsel for ENHANCED, independent certified public accountants, underwriters (excluding underwriting discounts and commissions) and other persons retained by ENHANCED (all such expenses being herein called "Registration Expenses"), will be borne by ENHANCED, whether or not such Registration Statement becomes effective.

            4.04 Indemnification; Contribution.

            (a) In the event of any registration of any ENHANCED Common Stock under the 1933 Act pursuant to this agreement, ENHANCED shall indemnify and hold harmless ZULU-tek, the holders and recipients of the ENHANCED Common

                        Stock, and the directors, officers, employees, agents and consultants of ENHANCED, ZULU-tek and of the holders of the ENHANCED Common Stock (collectively, the "Indemnified Persons"), to the full extent permitted by law and without limitation as to time, against any losses, claims, damages or liabilities, joint or several, to which any Indemnified Person may become subject, under the 1933 Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in or incorporated by reference into such Registration Statement or preliminary prospectus (if used prior to the effective date of such Registration Statement) or final or summary prospectus contained therein (if used during the period ENHANCED is required to keep the Registration Statement effective), or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements made therein (in the case of a prospectus or form of prospectus or supplement thereto, in light of the circumstances under which they are made) not misleading, and any violation or alleged violation of the 1933 Act, the Exchange Act or any state securities laws, or any rule or regulation thereunder, and will reimburse each Indemnified Person on a current basis for any legal or any other expenses reasonably incurred by it in connection with investigating or defending any such action or claim (excluding any amounts paid in settlement of any litigation, commenced or threatened, if such settlement is effected without the prior written consent of ENHANCED, which consent shall not be unreasonably withheld); provided, however, that ENHANCED will not be liable to a particular Indemnified Person in any such case to the extent that any such loss, claim, damage, liability or expense arises out of or is based upon an untrue statement or omission or alleged omission made in said Registration Statement, said preliminary prospectus or said final or summary prospectus or any amendment or supplement thereto, in reliance upon written information furnished to ENHANCED by or on behalf of an Indemnified Person for use in the preparation thereof; and provided further that the indemnity agreement contained in this
                        Section 4.03 with respect to any preliminary prospectus shall not inure to the benefit of any Indemnified Person in respect of any loss, claim, damage, liability or action asserted by someone who purchased ENHANCED Common Stock from such person if (i) a copy of the final prospectus (as the same may be amended or supplemented) in connection with such Registration Statement was not sent or given to such person with or prior to written confirmation of the sale, (ii) such final prospectus shall correct the untrue statement or alleged untrue statement, or omission or alleged omission, which is the basis of such loss, claim, liability or action, and
                        (iii) there would have been no such liability but for the failure to deliver such final prospectus by the holders, as the case may be.

            (b) Promptly after receipt, by a party entitled to indemnification under this Article IV, of notice of the commencement of any action, such Indemnified Person will, if a claim in respect thereof is to be made against the indemnifying party under either of such Sections, notify the Indemnifying Person in writing of the commencement thereof. In case any such action is brought against an Indemnified Person and it shall so notify the Indemnifying Person of the commencement thereof, the indemnifying party shall assume the defense thereof with counsel reasonably satisfactory to such Indemnified Person; provided, however, that if the Indemnifying Person fails to take reasonable steps necessary to diligently defend such claim within 20 days after receiving notice from the Indemnified Person that the Indemnified Person believes the Indemnifying Person has failed to take such steps, the Indemnified Person may assume its own defense and the Indemnifying Person shall be liable for any expenses therefor. The indemnity agreements in this Section 4.04 shall be in addition to any liabilities which the indemnifying parties may have pursuant to law.

            (c) In the event that any provision of an indemnification clause in an underwriting agreement executed by or on behalf of ENHANCED differs from a provision in this
                        Section 4.04 such provision in the underwriting agreement shall determine ENHANCED's and the Indemnified Persons' rights in respect thereof.

            4.05 Obligations of ENHANCED. Whenever required to effect the registration of any ENHANCED Common Stock covered hereby, ENHANCED shall, as expeditiously, as reasonably possible:

            (a) Filing. Prepare and file with the SEC a registration statement with respect to such ENHANCED Common Stock and use all reasonable efforts to cause such registration statement to become effective, and keep such registration statement effective for up to ninety (90) days.

            (b) Amendments. Prepare and file with the SEC such amendments and supplements to such registration statement and prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the 1933 Act with respect to the disposition of all securities covered by such registration statement.

            (c) Prospective Delivery. Furnish such number of copies of the prospectus, including a preliminary prospectus, in conformity with the requirements of the 1933 Act, and such other documents as may be reasonably requested in order to facilitate the disposition of the ENHANCED Common Stock covered hereby owned by them and notify the holders covered by a registration statement for which a prospectus relating thereto is required to be delivered under the 1933 Act of any event which would cause the prospectus included in such registration statement, as then in effect, to include an untrue statement of a material fact or to omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances than existing.

            (d) Blue Sky. Use all reasonable efforts to register and qualify the securities covered by such registration under such other securities laws and Blue Sky laws of such jurisdictions as shall be appropriate, provided that ENHANCED shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.


                                    ARTICLE V
                        CLOSING AND POST-CLOSING MATTERS


            5.01 Closing. The closing of the transactions contemplated hereby (the "Closing") shall take place at the offices of Brand Farrar & Buxbaum LLP located at 515 S. Flower Street, Suite 3500, Los Angeles, California 90071-2201 at 2:00 p.m. PST on the date hereof or on such other date as the parties determine, but no later than September 15, 1998.

            5.02 Closing Documents. At the Closing the parties shall deliver or exchange the following:

            (a) ENHANCED Deliveries. At the Closing, ENHANCED shall deliver to ZULU-tek:

                        (i)      An executed copy of this Agreement

                        (ii) Certified Resolutions of the Board of Directors of ENHANCED approving the transactions contemplated hereby;

                        (iii) Officer's and director's certificates in form reasonably satisfactory to ZULU-tek;

                        (iv) Certificate of Status and good standing certificate from Colorado; and

                        (v) Such other documents, consents, instruments, opinions and certificates as ZULU-tek may reasonably request; and

            (b) ZULU-tek Deliveries. At the Closing, ZULU-tek shall deliver to ENHANCED:

                        (i)      An executed copy of this Agreement

                        (ii) Certified Resolutions of the Board of Directors of ZULU-tek, approving the transactions contemplated hereby and written consent to the transaction approved by a majority of the outstanding Common Stock of ZULU-tek;

                        (iii) Officer's and director's certificates in form reasonably acceptable to ENHANCED;

                        (iv) Certificate of Status and good standing certificate from Utah; and

                        (v) Stock certificates representing the Acquired Stock owned by ZULU-tek to be exchanged hereunder, duly endorsed in blank or accompanied by appropriate instruments of assignment duly executed in blank, free and clear of all claims, liens and encumbrances whatsoever; and

                        (vi) Such other documents, consents, instruments, opinion and certificates as ENHANCED may reasonably request.

            5.03 Post-Closing Matters. Immediately following the Closing, the parties undertake to complete the following post-Closing documentation and delivery matters and shall exchange the same, as received, from time to time after the Closing date; provided however that in the event all such post-Closing matters, other than items 5.03(b)(v) and (c)(v), shall not have been completed on or October 15, 1998, the party that has not yet received the items due from the other, may upon 20 days written notice, at its option, terminate the transactions contemplated hereby in which event the parties will take what other actions may be required to return, on or before December 30, 1998, the Reorganization Stock and the Acquired Stock and the assets and liabilities to the parties holding them prior to Closing and to take all other reasonable actions to return the parties to the status of such party prior to a Closing.

            (a) Promptly after the date hereof, the parties will review their respective incentive compensation, stock option, benefit and other plans with a view to coordinating the terms thereof and to integrating the participants and equities available thereunder, including the submission of any such plans to the stockholders of ZULU-tek or ENHANCED for approval, as applicable.

            (b)         ENHANCED shall:

                        (i) File the Certificates of Designations for 1998(B) and 1998(C) Preferred and provide ZULU-tek with copies of such Certificates and evidence of filing and effectiveness in Colorado;

                        (ii) Immediately after filing of the Certificates of Designation, issue certificates for the Reorganization Stock which shall be issued as fully paid and non-assessable and free of all claims, liens and encumbrances whatsoever;

                        (iii) Execute and deliver Assumption Agreements and similar documents assuming the obligations of ZULU-tek set out on Exhibit 1.01(a), to the extent such assumption agreements or similar documents are necessary to effect the same;

                        (iv) To the extent required, deliver the cash necessary to acquire the shares of the ZULU-tek Series A Preferred Stock which ZULU-tek must redeem at the request of the holder; and

                        (v) Take appropriate action to call and convene the Annual Meeting of its Stockholders to consider and vote upon the transactions contemplated hereby and requiring stockholder action, with any such matters to be submitted supported by a recommendation for approval by its Board of Directors. ENHANCED shall solicit the approval thereof by its stockholders by mailing or delivering to each such stockholder a proxy statement and proxy. In connection therewith, promptly after the Closing the parties will cooperate in finalizing and filing the appropriate proxy material and registration statements with the SEC.

            (c)         ZULU-tek shall or shall cause its subsidiaries to:

                        (i) Take such actions as may reasonably be required to assure that each of the ZULU-tek Subsidiaries is in good standing in the jurisdiction in which it is incorporated as soon as practicable, but in no event later than September 30, 1998;

                        (ii) Deliver the Certificates representing all of the Acquired Stock, properly endorsed for transfer free and clear of all claims, liens and encumbrances, whatsoever;

                        (iii) Deliver or transfer any other assets as contemplated by Exhibit 1.01 (b), along with such Bills of Sale and other documents of transfer as may be required to transfer title to ENHANCED, free of all claims, liens and encumbrances whatsoever, except those set forth on Exhibit 1.01(a) or which ENHANCED shall agree to assume;

                        (iv) Execute and deliver Assignment Agreements and similar documents transferring the obligations and liabilities of ZULU-tek set out on Exhibit 1.01(a), to the extent such Assignment Agreements or similar documents are necessary to effect the same;

                        (v) Take appropriate action to call and convene a special meeting of its Stockholders to ratify the transactions contemplated hereby and to consider and vote upon the liquidation of ZULU-tek with any such matters to be submitted supported by a recommendation for approval by its Board of Directors. ZULU-tek shall solicit the approval thereof by its stockholders by mailing or delivering to each such stockholder a proxy statement and proxy; and

                        (vi) Cause to be prepared and delivered, for inclusion in the Proxy solicitation materials of ZULU-tek and ENHANCED, a tax opinion of counsel with respect to the Reorganization.

            5.04 Satisfaction of Conditions. Each party hereto agrees that subsequent to Closing, it will take all actions reasonably within its power and authority to duly and promptly carry out all of its obligations under this Agreement and to comply with all of the representations and warranties hereunder applicable to it and to use its reasonable best efforts to cause all of the conditions to the obligation of the other hereunder, to be satisfied as promptly as possible.

                                   ARTICLE VI
                                   TERMINATION

            6.01 Termination. Unless otherwise agreed to by the parties, either party hereto may terminate this Agreement upon ten (10) days written notice if:
(i) approval of the stockholders of ENHANCED for the conversion of the 1998 Preferred and 1998(B) Preferred is not obtained by ENHANCED on or prior to December 30, 1998; (ii) a lawsuit is filed seeking to enjoin the parties from completing the Exchange; or (iii) a registration statement does not become effective with the SEC on or prior to January 31, 1999.

                                   ARTICLE VII
                           BROKERAGE AND SIMILAR FEES

            7.01 No Other Fee Agreements. ENHANCED, and ZULU-tek each hereby represents and warrants to the other that it has not entered into any other agreements, or retained or otherwise authorized any investment banker, individual, broker, finder, consultant or other intermediary to act for or on its or their behalf in a manner which would entitle such person to any payment of any broker's or finder's fees or other payments or commissions in connection with the transactions Purchase or any other transactions contemplated hereby. ENHANCED and ZULU-tek each agree to be responsible for any costs they may incur and will jointly and severally indemnify and hold the other and their respective officers, directors, employees and agents harmless against any such commissions, fees or other compensation found to be due on account of any such agreements.

                                  ARTICLE VIII
                                 CONFIDENTIALITY

            8.01 Maintenance of Confidential Information. From the date hereof and continuing until December 30, 1999 each party will hold in confidence all information obtained or delivered by a party hereto and their representatives and designated in writing by the person providing the same as "Confidential Information", subject to the disclosure or use of such information as may be required in order for the parties to perform their respective due diligence and other obligations hereunder. This obligation of confidentiality shall not extend to any information which is shown to have previously been (i) known to the party receiving it, (ii) is generally known to others engaged in the trade or business of the party receiving it, (iii) is part of public knowledge or literature, or
(iv) was lawfully received from a third party or shall be required to be disclosed pursuant to applicable law or the rules of a stock exchange (including NASDAQ) on which such party's securities may be listed. Without limiting the generality of the foregoing, it is understood and agreed that certain information disclosed by either ZULU-tek or ENHANCED to the other or their respective representatives may constitute "material inside information" that has not previously been disclosed to the public generally. The parties acknowledge their understanding of the restrictions on the use of such information imposed by Federal and State securities laws, and agree to comply and cause their representatives to comply with such restrictions. In no event shall the Confidential Information received by either party be used for its own commercial or financial advantage. Each party shall take all steps necessary to insure compliance with the requirements of this Section by all persons having access to the Confidential Information, including any person retained to provide advice relating to the transactions contemplated hereby. Should the transactions not be consummated, all copies of Confidential Information, in whatever form, shall be returned to the originator by each party and its representatives.

            8.02 Remedies on Breach. The parties hereto acknowledge and agree that the breach of this Article VIII will result in serious and irreparable damage and that it would be extremely burdensome and difficult, if not impossible, to determine the scope and extent of damages suffered by reason of a breach of this Section. Accordingly, the parties hereto agree that all remedies at law or in equity shall be available to enforce the terms of this Article VIII and to recover damages of whatever kind and amount permitted by law for breach hereof. Notwithstanding anything to the contrary contained herein, no party hereto shall be deemed to have violated or breached this Article VIII if such party provides a copy of, or discloses information contained in, this Agreement in connection with obtaining any waiver, consent, or approval, or undertaking registration or filing required or contemplated by this Agreement.

                                   ARTICLE IX
                            MISCELLANEOUS PROVISIONS

            9.01 Representation of Multiple Parties. ENHANCED and ZULU-tek each acknowledge that the transactions contemplated hereby have been negotiated and structured by their management of the parties and by their respective advisors and that, at their election, they have agreed not to retain independent counsel for each of the parties with respect to the negotiation, documentation and implementation of the transactions set forth herein. ENHANCED and ZULU-tek each acknowledge that they have requested that Brand Farrar & Buxbaum LLP document the transaction jointly for both parties with the knowledge that, as a result, they each are hereby giving their informed, written consent pursuant to California Rule of Professional Conduct 30310(C) to the representation by Brand Farrar & Buxbaum LLP of more than one party in transactions in which the interests of the parties potentially conflict. In addition, by execution hereof, they confirm that their election to forego independent counsel constitutes a waiver of any conflict that might arise under any other applicable professional rules, code and other provisions, including provisions of attorney/client privilege, as the same are applicable to Brand Farrar & Buxbaum LLP, in its capacity of documenting the transactions contemplated hereby and of providing Federal income tax advice with respect to the tax effects of the Reorganization. In the event that an actual conflict arises between the interests of the parties, each of the parties agree and hereby give their informed written consent that Brand Farrar & Buxbaum LLP shall be entitled to elect which, if either, of the parties it shall continue to represent.

            9.02 Amendment and Waiver. This Agreement shall not be altered or amended except by a written instrument executed by ENHANCED, and ZULU-tek. Any waiver of any term, covenant, agreement or condition contained in this Agreement shall not be deemed a waiver of any other term, covenant, agreement or condition, and any waiver of any default in such term, covenant, agreement or condition shall not be deemed a waiver of any later default thereof or of any default of any other term, covenant, agreement or condition.

            9.03 Severability. In the event that any one or more of the provisions of this Agreement shall be invalid, illegal or unenforceable, all other provisions hereof shall be given effect separately therefrom and shall not be affected thereby.

            9.04 Expenses. Except as otherwise provided herein, the parties hereto shall be responsible for their own fees and expenses incurred in connection with this Agreement.

            9.05 Press Releases. All press releases or other public communications relating to this Agreement or the transactions contemplated hereby will require the prior approval of ZULU-tek and ENHANCED, unless counsel has advised either party that such release or other public communication must immediately be issued and the issuing party has not been able, despite its good faith efforts, to secure the prior approval of the other party. Except as required by law or the applicable securities regulations, the parties will use their best efforts to maintain as confidential the purchase price and other economic terms of the transaction and to seek confidential treatment with respect to filings of this Agreement and any Exhibits hereto.

            9.06 Notices. All notices, requests, demands and other communications which are required or may be given under this Agreement shall be in writing and shall be delivered by personal delivery, by overnight courier or by registered or certified mail, postage prepaid, or by confirmed facsimile to the parties as follows:

            If to ENHANCED:       ENHANCED Services Company, Inc.
                                  3415 Sepulveda Boulevard, Suite 500
                                  Los Angeles, CA 90034
                                  Telecopy: (310) 563-0555

            with a copy to:       Robert Smith
                                  3415 Sepulveda Boulevard, Suite 500
                                  Los Angeles, CA 90034
                                  Telecopy: (310) 563-0555

            If to ZULU-tek:       ZULU-TEK, Inc.
                                  c/o ZULU Media, Inc.
                                  3415 Sepulveda Boulevard, Suite 500
                                  Los Angeles, CA 90034
                                  Telecopy: (310) 563-0555

            with a copy to:       Paul Messina
                                  935 West San Marcos Boulevard, #101
                                  San Marcos, California  92069

            In all cases, copies  Brand Farrar & Buxbaum LLP
            to ENHANCED or to     515 South Flower Street, Suite 3500
            ZULU-tek shall also   Los Angeles, California  90071
            be directed to:       Attention:  Margaret G. Graf, Esq.
                                  Telecopy: (213) 426-6222

or to such other address as any party shall have specified by notice in writing to the others in accordance with the terms of this Section 9.06. All notices shall be effective upon delivery. Rejection or other refusal to accept delivery of notice or the inability to deliver because of change of address as to which no notice was given hereunder shall be deemed to be receipt of the notice sent.

            9.07 Entire Agreement. This Agreement, the Exhibits hereto and the other documents delivered by the parties at Closing pursuant to Article V hereof, constitute the entire agreement among the parties hereto with respect to the subject matter hereof.

            9.08 Assignment. This Agreement and all of the provisions hereof shall be binding and inure to the benefit of the parties hereto and their respective successors and permitted assigns, but neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by either party without the prior written consent of the other party.

            9.09 Third Parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give to any person other than the parties hereto and their successors or assigns, any rights or remedies under or by reason of this Agreement.

            9.10 Section and Other Headings. The Section and other headings contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.

            9.11 Counterparts; Facsimile Signatures. This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument. The parties hereto further agree that a facsimile signature may be relied upon and treated with the same force and effect as an original signature. This Agreement shall become effective, as of the date first written above, when each party hereto shall have received a counterpart hereof signed by each other party hereto.

            9.12 Governing Law; Venue; Jurisdiction. This Agreement shall be governed by, and construed in accordance with, the laws of the State of California without regard to its conflicts of laws doctrines. In the event of any litigation among the parties hereto, suit shall be brought in Los Angeles County, California and the parties hereto hereby submit themselves to the jurisdiction of the state and federal courts in Los Angeles County, California.

            9.13 Further Assurances. Each of the parties hereto agrees that it will, whenever and as often as it shall be reasonably requested so to do by another party hereto, execute, acknowledge and deliver, or cause to be executed, acknowledged and delivered, any and all further instruments as may be necessary or expedient in order to consummate the transactions provided for in this Agreement, and do any and all further acts and things as may be necessary or expedient in order to carry out the purpose and intent of this Agreement.

            9.14 Survival of Representations and Warranties. Except as otherwise specifically provided herein, the respective representations and warranties of the parties hereto shall survive the Closing for a period expiring on the first anniversary of the Closing, and shall thereafter terminate and be of no further force or effect except as they relate to written claims made by any such party to the others prior to such expiration.

            9.15 Pronouns. All pronouns and any variations thereof shall be deemed to refer to masculine, feminine, neuter, singular or plural, except where the context of the Agreement clearly indicates otherwise.



                       [signatures continued on next page]

           SIGNATURE PAGE FOR ACQUISITION AND REORGANIZATION AGREEMENT


            IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

ZULU-TEK, INC.                                ENHANCED SERVICES COMPANY, INC.

By: /s/ Keith C. Montgomery                   By: /s/ Justin Walker
    ------------------------------                -----------------------------

APPENDIX H











                  ZULU-TEK, INC., AND CONSOLIDATED SUBSIDIARIES

                                   (Unaudited)

                            August 31, 1998 and 1997

                  ZULU-TEK, INC., AND CONSOLIDATED SUBSIDIARIES

                            August 31, 1998 and 1997
                                   (Unaudited)

                                Table of Contents



                                                                          Page
                                                                          ----
Financial Statements:

    Consolidated Balance Sheet                                             3

    Consolidated Statements of Operations                                  4

    Consolidated Statement of Changes in
    Stockholders' Equity (Deficit)                                         5

    Consolidated Statements of Cash Flows                                  6

    Notes to Consolidated Financial Statements                        7 - 16

                 ZULU-TEK, INC., AND CONSOLIDATED SUBSIDIARIES

                           CONSOLIDATED BALANCE SHEET
                                 August 31, 1998
                                   (Unaudited)

                                     ASSETS


Current Assets
            Cash                                                                      $     21,770
            Accounts receivable, net of allowance for
                        doubtful accounts of $167,737                                      251,726
            Accounts receivable from related parties                                       302,853
            Other current assets                                                            35,281
                                                                                      ------------
                        Total Current Assets                                               611,630

            Furniture, leasehold improvements and equipment,
                        net of accumulated depreciation of $505,717                      1,540,248
            Goodwill, net of accumulated amortization of $4,103,077                     11,364,341
            Other assets                                                                   150,755
                                                                                      ------------

                        Total Assets                                                  $ 13,396,974
                                                                                      ============
                     LIABILITIES AND STOCKHOLDERS' (DEFICIT)

Current Liabilities
            Advances from and amounts payable to related parties                      $  7,093,573
            Accounts payable and accrued expenses                                        7,385,107
            Other current liabilities                                                      550,199
                                                                                      ------------
                        Total Current Liabilities                                       15,028,879
                                                                                      ------------

Commitments and Contingencies (Notes 1, 2, 3, 5, 7, 8, 9, 10 and 11)
Mandatory redeemable preferred stock                                                    10,209,000
                                                                                      ------------
Stockholders' (deficit)
            Preferred stock -- $. 01 par value 50,000,000 shares authorized:
                        Series A, 374,800 shares issued and outstanding                    374,800
                        Series B, 3,000,000 shares issued and outstanding                3,000,000
                        Series D, 1,000,000 shares issued and outstanding                   10,000
            Common Stock -- $.001 par value,
                        100,000,000 shares authorized;
                        51,917,263 shares issued and outstanding                            51,917
            Additional paid-in capital                                                   3,033,461
            Accumulated (deficit)                                                      (18,011,083)
                                                                                      ------------
                        Total Stockholders' (Deficit)                                  (11,540,905)
                                                                                      ------------

                        Total Liabilities and Stockholders' (Deficit)                 $ 13,696.974
                                                                                      ============


The accompanying notes are an integral part of the financial statements.

                  ZULU-TEK, INC., AND CONSOLIDATED SUBSIDIARIES

                      CONSOLIDATED STATEMENTS OF OPERATIONS
                   For the Eight Months Ended August 31, 1998
                                   (Unaudited)




                                                          1998                   1997
                                                      ------------           ------------
Sales                                                 $  1,748,287           $      5,259
                                                      ------------           ------------

Operating Expenses
    Amortization of goodwill                             4,103,077                     --
    Depreciation                                           505,117                 13,654
    Advertising and marketing                              215,470                 17,407
    Rent                                                   281,904                 12,519
    Salaries                                             1,903,174                110,628
    Travel and entertainment                               470,302                  4,991
    Stock issued for services                              413,900                     --
    Other operating expenses                             3,651,365                117,213
                                                      ------------           ------------
          Total Operating Expenses                      11,544,309                276,412
                                                      ------------           ------------

Net Operating (Loss)                                    (9,796,022)              (271,153)
                                                      ------------           ------------

Other (Expenses)
    (Loss) on sale of marketable securities                (71,471)                    --
                                                      ------------           ------------
         Total Other                                       (71,471)                    --
                                                      ------------           ------------

         Net (Loss)                                   $ (9,867,493)          $   (271,153)
                                                      ============           ============

         Net (Loss) per Share                         $       (.21)          $       (.01)
                                                      ============           ============

         Weighted Average Shares Outstanding            46,847,763             18,459,573
                                                      ============           ============



The accompanying notes are an integral part of the financial statements.

                  ZULU-TEK, INC., AND CONSOLIDATED SUBSIDIARIES

          CONSOLIDATED STATEMENT OF CHANGES IN STOCKHOLDERS' (DEFICIT)
                                   (Unaudited)

                  From January 1, 1998 through August 31, 1998




                                  Preferred Stock - A                 Preferred Stock - B             Preferred Stock - D
                              ----------------------------        ---------------------------       -------------------------

                              No./Shares         Amount           No./Shares        Amount          No./Shares       Amount
                              ----------      ------------        ----------     ------------       ----------     ----------
Balance at
December 31, 1997              2,000,000      $  2,000,000         3,000,000     $  3,000,000               --     $         --

Preferred stock
converted to common
                              (1,625,200)       (1,625,200)               --               --               --               --

Common stock issued
for services                          --                --                --               --               --               --

Stock issued                          --                --                --               --        1,000,000           10,000

Net (loss) for the
eight months ended
August 31, 1998
(Unaudited)                           --                --                --               --               --               --
                            ------------      ------------      ------------     ------------     ------------     ------------

Balance at
August 31, 1998
(Unaudited)                      374,800      $    374,800         3,000,000     $  3,000,000        1,000,000     $     10,000
                            ============      ============      ============     ============     ============     ============


                                     Common Stock
                              ---------------------------      Additional
                                                                 Paid-in       Accumulated
                              No./Shares        Amount           Capital         (Deficit)           Total
                              ----------     ------------     ------------     ------------      ------------
Balance at
December 31, 1997             41,778,263     $     41,778     $  1,004,500     $ (8,143,590)     $ (2,097,312)

Preferred stock
converted to common
                               6,000,000            6,000        1,619,200               --                --

Common stock issued
for services                   4,139,000            4,139          409,761               --           413,900

Stock issued                          --               --               --               --            10,000

Net (loss) for the
eight months ended
August 31, 1998
(Unaudited)                           --               --               --       (9,867,493)       (9,867,493)
                            ------------     ------------     ------------     ------------      ------------

Balance at
August 31, 1998
(Unaudited)                   51,917,263     $     51,917     $  3,033,461     $(18,011,083)     $(11,540,905)
                            ============     ============     ============     ============      ============




The accompanying notes are an integral part of the financial statements.

                  ZULU-TEK, INC., AND CONSOLIDATED SUBSIDIARIES

                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                      For the Eight Months Ended August 31
                                   (Unaudited)



                                                          1998             1997
                                                       -----------      -----------
Cash Flows from Operating Activities:
    Net (loss)                                         $(9,867,493)     $  (271,153)
    Adjustments to reconcile net
     (loss) to net cash provided by (used
     in) operating activities
        Depreciation                                       505,117           13,654
        Amortization of goodwill                         4,103,077               --
        Stock issued for services                          413,900               --
        Increase (decrease) in accounts payable
          and accrued expenses                          (1,474,475)         115,517
        (Increase) decrease in accounts receivable       3,489,298               24
        Other                                              581,852           79,541
                                                       -----------      -----------
    Net Cash Provided by (Used in) Operating
     Activities                                         (2,248,724)         (62,417)
                                                       -----------      -----------

Cash Flows from Investing Activities:
    (Acquisition of) furniture and equipment              (809,935)         (22,397)
    Disposition of marketable securities                   820,820               --
                                                       -----------      -----------
    Net Cash (Used in) Investing
     Activities                                             10,885          (22,397)
                                                       -----------      -----------

Cash Flows from Financing Activities:
    Advances from related parties                        1,692,881           85,025
                                                       -----------      -----------
    Net Cash Provided by Financing
     Activities                                          1,692,881           85,025
                                                       -----------      -----------

Increase (decrease) in cash                               (544,958)             211

Cash, beginning of year                                    566,728            3,760
                                                       -----------      -----------

Cash, end of year                                      $    21,770      $     3,971
                                                       ===========      ===========

Interest paid                                          $        --      $        --
                                                       ===========      ===========

Income taxes paid                                      $        --      $        --
                                                       ===========      ===========


The accompanying notes are an integral part of the financial statements.

                  ZULU-TEK, INC., AND CONSOLIDATED SUBSIDIARIES

                            August 31, 1998 and 1997
                                   (Unaudited)



(1)          Summary of Significant accounting Policies

             (a)     General

                         The Company, a Utah corporation, was incorporated on April 23, 1985 as Premium, Inc. On January 15, 1987, the name was changed to Star Medical Corporation. On August 12, 1997, the name was changed to Netmaster Group, Inc. On January 15, 1998, the name was changed to ZULU-tek, Inc. During 1996 and through August 1, 1997, the Company was seeking a business combination opportunity and was a development stage company since planned principal operations had not yet commenced.

                         On August 6, 1997, echoMedia Technologies, Inc., a newly formed wholly-owned subsidiary of the Company, incorporated under the laws of Delaware, acquired or licensed assets and technology previously owned by echoMEDIA, Inc., a Rhode Island corporation, in exchange for an aggregate of 15,000,000 restricted shares of the Company's common stock. In addition on August 6, 1997 the Company issued 2,000,000 shares of Series A preferred stock which was used to acquire all of the issued and outstanding common stock of echoMEDIA, Inc. The Company also issued 3,000,000 shares of Series B preferred stock in conjunction with this transaction. The Company also agreed to pay a related party $1,000,000 as a consulting fee for assistance in finding and negotiating the echoMedia, Inc. transaction. This business combination has been accounted for as a reverse acquisition since the former shareholders of echoMEDIA, Inc. controlled the Company after the business combination. Prior to this transaction, the Company had 128,263 common shares outstanding. The net monetary book value of ZULU-tek, Inc. was a negative $459 at the time of the reverse acquisition. The accounts of echoMEDIA, Inc. have been carried over in the accompanying financial statements, since for accounting purposes echoMEDIA, Inc. is considered to be the acquiring party. The 1997 financial statements of echoMEDIA, Inc. are shown for comparative purposes. The issuances of the preferred stock related to this transaction have been charged first to additional paid-in capital and then to retained earnings, in a manner similar to dividend, since additional paid-in capital was not sufficient to cover the par value of the preferred stock issued.

                  ZULU-TEK, INC., AND CONSOLIDATED SUBSIDIARIES

                            August 31, 1998 and 1997
                                   (Unaudited)



(1)          Summary of Significant Accounting Policies

             (a)     General (Continued)

                         Effective December 31, 1997 Mediabank, Inc., a Rhode Island Corporation, incorporated on October 31, 1997, and a wholly-owned subsidiary of the Company acquired SOFTBANK Interactive Marketing, Inc., a Delaware Corporation, incorporated on June 17, 1996. On March 24, 1998, SOFTBANK Interactive Marketing, Inc. changed its name to Zulu Media, Inc. The Company issued 10,209 shares of its mandatory redeemable preferred stock and 500,000 shares of common stock for approximately 75% of the stock of Zulu Media, Inc. and agreed to pay a fee of $1,350,000 for the introduction, negotiation and assistance in the consummation of this acquisition. The 10,209 shares were recorded at their mandatory redeemable amount of $10,209,000. The 500,000 shares of common were recorded at $.05 per share based on the price paid for common stock by other investors. Pursuant to the terms of an existing agreement with the 25% minority shareholders of Zulu Media Inc., their shares were to be returned and cancelled for no consideration if the book value of the Zulu Media, Inc. was zero or less. After obtaining audited financial statements of Zulu Media, Inc. for 1997 in 1998, the minority shareholders of Zulu Media, Inc. were informed during November, 1998 that their ownership in Zulu Media, Inc. was terminated pursuant to the terms of the agreement.

                         Zulu Media, Inc. is in the business of selling interactive multimedia advertising and producing interactive promotions. echoMEDIA, Inc. was a software development company that provided internet advertising tools for commercial Web sites. During the first quarter of 1998, echoMEDIA, Inc. terminated its operations and transferred its technology to Zulu Media, Inc.

                         The consolidated financial statements of the Company include echoMEDIA, Inc. and the Zulu Media, Inc. since December 31, 1997, the date of acquisition.

                         All intercompany transactions and account balances have been eliminated in the consolidated financial statements. The Company has selected December 31 as its year end.

             (b)         Revenue and Expense Recognition

                         Revenues are derived from the performance of services, the sale and related placement of advertisements on internet sites, and the production of trade shows. Revenues are recognized as services are performed, on the run date of an advertisement or when a trade show commences.

                  ZULU-TEK, INC., AND CONSOLIDATED SUBSIDIARIES

                            August 31, 1998 and 1997
                                   (Unaudited)



(1)          Summary of Significant accounting Policies

             (b)         Revenue and Expense Recognition (Continued)

                         In accordance with certain agreements, billings are submitted to advertisers on behalf of client web sites. The gross sales volume is recorded as accounts receivable and an accrual is recorded for the amount due to the client web site in accordance with the terms of the agreement. A deferred liability has been established to account for timing differences between advertising billings and the period in which an advertisement runs.

             (c)         Furniture, Leasehold Improvements and Equipment

                         Property and equipment is carried at cost less accumulated depreciation. The Company expenses maintenance costs and capitalizes significant betterments. Depreciation is provided over the estimated 3-year useful lives of the assets using the straight-line method. Leasehold improvements are amortized over the lesser of the term of the lease or the useful life of the related improvement.

             (d)         Per Share Information

                         The per share information is presented based upon the weighted average number of shares outstanding.

             (e)         Use of Estimates in the Preparation of Financial
                         Statements

                         The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

             (f)         Geographic Area of Operations

                         The Company's customers are principally in the United States of America. The potential for severe financial impact can result from negative effects of economic conditions within the market or geographic area. Since the Company's business is principally in one area, this concentration of operations results in an associated risk and uncertainty.

                  ZULU-TEK, INC., AND CONSOLIDATED SUBSIDIARIES

                            August 31, 1998 and 1997
                                   (Unaudited)



(1)          Summary of Significant accounting Policies (Continued)

             (g)         Income Taxes

                         At December 31, 1997, the Company and its subsidiaries had approximately $21,000,000 of net operating loss carryovers which expire in years through 2013. Recent changes in ownership have resulted in reducing the available loss carryovers that may be utilized by the Company. In addition, future changes in ownership could further reduce the amounts that may be utilized. As of August 31, 1998 the Company had deferred tax assets of approximately $6,000,000 related to net operating loss carryovers. A valuation allowance has been provided for the total amount since the amounts, if any, of future revenues necessary to be able to utilize the carryovers are uncertain.

             (h)         Concentration of Credit Risk

                         Financial instruments which potentially subject the Company to concentrations of credit risk consist primarily of accounts receivable. The Company grants credit to various customers principally in the United States. The Company does not require collateral for its accounts receivable. Credit evaluations are performed on the financial condition of customers and an allowance has been established for accounts which may not be collectible.

                         (i)          Goodwill

                         Goodwill is being amortized on a straight-line over a three year period which commenced on December 31, 1997, the date of acquisition of Zulu Media, Inc. Management's policy is to review long-lived assets, including goodwill, for impairment on a periodic basis, at least quarterly. As of August 31, 1998 management believed that there was no impairment in the carrying value of goodwill or other long-lived assets.

                         (j)          Advertising Expenses

                         Advertising expenses are expensed as incurred.

                         (k)          Significant Assumptions

                         See note 7 for a description of assumptions related to the Company continuing as a going concern. A contingency exists with respect to the matter, the ultimate resolution of which cannot presently be determined.

                  ZULU-TEK, INC., AND CONSOLIDATED SUBSIDIARIES

                            August 31, 1998 and 1997
                                   (Unaudited)



(1)          Summary of Significant accounting Policies

             (k)         Significant Assumptions (Continued)

                         The financial statements include $11,394,341 recorded as goodwill related to the acquisition of the Zulu Media, Inc. The financial statements have been prepared using the assumption that the carrying value of the goodwill will be recovered from future operations. A contingency exists with respect to this matter, the ultimate resolution of which cannot presently be determined.

             (l)         Unaudited Financial Statements

                         The financial statements have been prepared by management without audit. In the opinion of management, all adjustments (which include any normal recurring adjustments) necessary to present fairly the financial position results of operations, cash flows and changes in stockholders' (deficit) have been made.

(2)          Delinquent Amounts Payable

             As of August 31, 1998 the Company is delinquent on payments of various amounts to creditors including the Internal Revenue Service. Failure to pay these liabilities could result in liens being filed on the Company's assets and may result in assets being attached by creditors resulting in the Company's inability to continue operations.

(3)          Preferred Stock

             The Company has 50,000,000 shares of $.01 par value preferred stock authorized. As of August 31, 1998 the Company had the following preferred stock outstanding:

             The Company issued 2,000,000 shares of Series A Preferred Stock on August 2, 1997. The Series A Preferred Stock has limited voting rights and is entitled to receive cumulative dividends out of assets legally available for that purpose. With respect to such voting rights, the holders of Series A Preferred Stock vote as a single class with the holders of Common Stock and shall have such votes in respect of each share of Series A Preferred Stock on any matter submitted to the holders of Common Stock as the number of shares of Common Stock into which shares of Series A Preferred Stock may then be converted had conversion taken place. Each Share of Series A Preferred Stock is convertible, at the option of the holder, into shares of Common Stock at any time after a Conversion Event. The number of shares of Common Stock issued is calculated by dividing $1.00 by the lowest per share bid price for shares of Common Stock during the preceding ninety (90) day period preceding the Conversion Event provided, however, that the lowest per share bid price is $.05. The Conversion Event is the

                  ZULU-TEK, INC., AND CONSOLIDATED SUBSIDIARIES

                            August 31, 1998 and 1997
                                   (Unaudited)



(3)          Preferred Stock (Continued)

             earliest of the following: (a) the first quarter in which the gross revenues exceed $20,000,000; (b) a qualified offering; (c) effective registration of the Common Stock into which the Series A is convertible; (d) one half of such shares of each holder on or after August 1, 1998 and the balance on or after August 31, 1999; or (e) August 31, 1998. During the eight month period ended August 31, 1998, 1,625,200 shares of Series A Preferred were converted to 6,000,000 shares of common.

             The Series A Preferred Stock carries mandatory contingent redemption provision upon the earliest of the following to occur;
             (a) the sale by the Company of all or a substantial portion of its assets, sale by or Echo Media Technology, Inc. (EMC) of all or substantially all of its assets, or EMC shall cease being a wholly-owned subsidiary of the Company; (b) The merger of the Company with, or the consolidation of the Company into, any other corporation as a result of which the stockholders of the Company immediately prior the such merger or consolidation do not own stock having more that 50% of the outstanding voting power of the surviving corporation; (c) the dissolution or liquidation of the Company; (d) Thomas Burgess ceasing for any reason to be Executive Vice President of the Company or ceasing for any reason to be the President and a Director of EMC and actively involved in the executive management thereof; (e) except as a result of a Qualified Public Offering and stock passing by death, more than 50% of the outstanding voting stock of the Company becomes owned by persons other than (i) holders of Series A Preferred Stock and their transferees and (ii) stockholders of record on August 22, 1997; (f) any of certain remedy events.

             The Company amended its Articles of Incorporation on August 6, 1997 to authorize and issue three million (3,000,000) shares of Series B Preferred Stock. The Series B Preferred Stock is non-voting and is not entitled to receive dividends. The Series B Preferred Stock is convertible into shares of the Common Stock of the Company; (a) on February 6, 1998, $1,000,000 of the Series B Preferred Stock, at $0.25 per common share; (b) on May 6, 1998, $1,000,000 of the Series B Preferred Stock, at $0.50 per common share; (d) on August 6, 1998, $1,000,000 of the Series B Preferred Stock, at $0.75 per common share; (e) the Series B Preferred Stock is not redeemable by the Company. The agent for the holders of the Series B Preferred Stock agreed on February 24, 1998 not to exercise its right of conversion of the Series B Preferred Stock until the shareholders of the Company have authorized the issuance of at least 7,333,334 additional shares of the Company's Common Stock. The holders of the Series B Preferred Stock did not elect to convert any of the stock into common stock on any of the conversion dates.

                  ZULU-TEK, INC., AND CONSOLIDATED SUBSIDIARIES

                            August 31, 1998 and 1997
                                   (Unaudited)



(3)          Preferred Stock (Continued)

             The Company amended its Articles of Incorporation to authorize, create and issue 15,000 shares of Series C Redeemable Preferred Stock with a par value of $1.00 per share, and a stated and liquidation value of $1,000 per share on December 30, 1997. The Series C Redeemable Preferred Stock is non voting, except as to matters which change the covenants of the Series C Redeemable Preferred Stock. The Series C Redeemable Preferred Stock is entitled to receive dividends out of assets legally available therefore and prior in preference to any declaration or payment of any dividend on the Common Stock of the Company. The Series C Redeemable Preferred is redeemed by the Company on the following dates:(a) on or before December 31, 1999, 3,000 shares of the Series C Redeemable Preferred Stock, at $1,000 per share; (b) on or before December 31, 2001, 3,000 shares of the Series C Redeemable Preferred Stock, at $1,000 per share; (c) on or before December 31, 2002, 3,000 shares of the Series C Redeemable Preferred Stock, at $1,000 per share.

(4)          Common Stock

             The Company has 100,000,000 shares of $.001 par value common stock authorized with 51,917,263 issued and outstanding as of August 31, 1998.

(5)          Related Party Transactions

             As of August 31, 1998, the Company had various amounts payable to related parties totaling $7,063,573. Of this amount, $2,435,000 bears interest at 0.5% over prime rate and includes a conversion to common stock option. The conversion option is to a maximum of 1,500,000 shares of common stock subject to certain conditions. In addition, another $1,000,000 of related party payables is due on December 31, 1998, bears no interest, and is uncollateralized. The balance of the amounts payable had no written repayment terms, did not bear interest and were due on demand. The related parties are shareholders of the Company or are affiliates of shareholders of the Company.

             The Company has entered into a license agreement with a related company. The Company has received a license fee of $450,000 as consideration for granting the related company the exclusive right to produce a certain trade show worldwide through December 31, 1998. The license fee is being amortized over the term of the agreement.

 (6)         Marketable Securities

             At December 31, 1997, Zulu Media, Inc. held 11,853, available for sale shares of Yahoo Stock with a closing bid price of $69.25 for a total asset carrying value of $820,820. The stock was sold during the eight month period ended August 31, 1998 for $749,349, resulting in a loss of $71,471.

                  ZULU-TEK, INC., AND CONSOLIDATED SUBSIDIARIES

                            August 31, 1998 and 1997
                                   (Unaudited)



(7)          Basis of Presentation - Going Concern

             The accompanying financial statements have been prepared in conformity with generally accepted accounting principles, which contemplates the continuation of the Company as a going concern. However, the Company has sustained recurring operating losses, has a net capital deficiency, and is delinquent on payment of various creditor liabilities including payroll taxes.

             The Company has been able to continue operations through the funding from private investors, cash inflows from operations, and the extension of terms from creditors. Continued operation is dependant upon the Company continuing to obtain financing for its activities. Management's plan for the Company includes raising additional working capital through debt and/or equity financing until profitable operations and positive cash flow are achieved and maintained. However, no assurances can be given that the company will be successful in raising additional capital and there is no assurance that the Company will achieve profitability or a positive cash flow. If the Company is unable to obtain adequate additional financing, management will be required to curtail the operations of the Company.

             In view of these matters, realization of certain of the assets in the accompanying balance sheet is dependent upon continued operations of the Company, which in turn is dependent upon the Company's ability to meet its financing requirements, raise additional capital, and the success of its future operations. Management believes that actions planned and presently being taken to revise the Company's operating and financial requirements and efforts to raise additional capital provide the opportunity for the Company to continue as a going concern.

 (8)         Furniture, Leasehold Improvements and Equipment

             Furniture, leasehold improvements and equipment is summarized as follows:

                   Computer equipment            $   680,017
                   Network operating centers         815,342
                   Furniture and equipment           439,857
                   Leasehold improvements            110,149
                   Accumulated depreciation         (505,117)
                                                 -----------
                                                 $ 1,540,248
                                                 ===========

             The furniture, leasehold improvements and equipment are pledged as security for loans made to the Company.

                  ZULU-TEK, INC., AND CONSOLIDATED SUBSIDIARIES

                            August 31, 1998 and 1997
                                   (Unaudited)



(9)          Acquisition of Zulu Media, Inc.

             Effective December 31, 1997, the Company, as described in Note 1, acquired the business and assets of Zulu Media, Inc. The acquisition has been accounted for using the purchase method of accounting. The consideration paid, acquisition costs and the fair market value of the net liabilities assumed in excess of the estimated fair value of assets acquired have been assigned to goodwill.

             The net purchase price has been allocated as follows:


                    Goodwill                   $ 15,497,418
                    Current assets                4,659,990
                    Property and equipment        1,845,066
                    Other assets                    111,130
                    Current liabilities         (11,104,839)
                    Acquisition costs            (1,350,000)
                                               ------------
                                                  9,658,765
                    Net cash acquired               575,235
                                               ------------
                    Consideration              $ 10,234,000
                                               ============

(10)         Commitments and Contingencies

             Zulu Media, Inc. leases its operating facilities under non-cancelable operating leases which expire at various dates through 2001. Future minimum lease payments under such operating leases are as follows:

               Four months ending August 31, 1998     $  449,750
               Year ending December 31, 1999             461,750
               Year ending December 31, 2000             407,400
               Year ending December 31, 2001             307,500
                                                      ----------
                                                      $1,626,400
                                                      ==========

(11)         Subsequent Events


             During December 1998, certain related parties agreed to convert $5,000,000 of amounts payable to them to $5,000,000 of a newly authorized class of Preferred Stock ("Investor Preferred") convertible into 10,000,000 shares of Common Stock. The conversion of the Investor Preferred into shares of Common Stock is subject to approval by the stockholders of the Company.

                  ZULU-TEK, INC., AND CONSOLIDATED SUBSIDIARIES

                            August 31, 1998 and 1997
                                   (Unaudited)



(11)         Subsequent Events (Continued)

             During September, 1998, subject to approval by the shareholders of Enhanced Services Company, Inc. ("Enhanced"), the Company entered into a business combination transaction with Enhanced whereby the Company transferred all of its assets and liabilities to Enhanced in exchange for convertible preferred stock, preferred stock and cash. The transaction, if approved by the Enhanced stockholders, will be accounted for as a reverse acquisition since shareholders that control ZULU-tek, Inc., would control Enhanced after the business combination.

APPENDIX I





                  ZULU-TEK, INC. AND CONSOLIDATED SUBSIDIARIES

                                  (Unaudited)

                          September 30, 1998 and 1997

                 ZULU-TEK, INC., AND CONSOLIDATED SUBSIDIARIES

                           CONSOLIDATED BALANCE SHEET
                               September 30, 1998
                                  (Unaudited)

                                     ASSETS


Current Assets
  Cash                                                           $   (15,476)
  Accounts receivable, net of allowance
    for doubtful accounts of $167,737                                357,774
  Accounts receivable from related parties                           363,551
  Other current assets                                                35,282
                                                                 -----------
    Total Current Assets                                             681,130

  Furniture, leasehold improvements and
    equipment, net of accumulated
    depreciation of $568,256                                       1,477,709
  Goodwill, net of accumulated amortization
    of $4,615,962                                                 10,881,456
  Other assets                                                       150,755
                                                                 -----------
    Total Assets                                                 $13,191,050
                                                                 ===========
                    LIABILITIES AND STOCKHOLDERS' (DEFICIT)

Current Liabilities
  Advances from and amounts payable
    to related parties                                           $ 6,093,574
  Accounts payable and accrued expenses                            7,440,274
  Other current liabilities                                          670,488
                                                                 -----------
    Total Current Liabilities                                     14,204,336
                                                                 -----------
Commitments and Contingencies (Notes 1,
  2, 3, 5, 7, 8, 9, 10, and 11)
Mandatory redeemable preferred stock                              10,209,000
                                                                 -----------
Stockholders' (deficit)
  Preferred stock -- $.01 par value 50,000,000 shares
    authorized:
    Series A, 374,800 shares issued and outstanding                  374,800
    Series B, 3,000,000 shares issued and outstanding              3,000,000
    Series D, 1,000,000 shares issued and outstanding                 10,000
  Common Stock -- $.001 par value,
    100,000,000 shares authorized;
    51,917,263 shares issued and outstanding                          51,917
  Additional paid-in capital                                       3,033,461
  Accumulated (deficit)                                          (17,692,463)
                                                                 -----------
    Total Stockholders' (Deficit)                                (11,222,285)
                                                                 -----------
    Total Liabilities and Stockholders' (Deficit)                $13,191,050
                                                                 ===========

    The accompanying notes are an integral part of the financial statements.

                 ZULU-TEK, INC., AND CONSOLIDATED SUBSIDIARIES

                     CONSOLIDATED STATEMENTS OF OPERATIONS
                  For the Nine Months Ended September 30, 1998
                                  (Unaudited)


                                                  1998          1997
                                              -----------   -----------
Sales                                         $ 2,005,791   $    14,726
                                              -----------   -----------

Operating Expenses
  Amortization of goodwill                      4,615,962            --
  Depreciation                                    568,256            --
  Advertising and marketing                       242,403        85,148
  Rent                                            317,142         8,572
  Salaries                                      2,022,122       127,508
  Travel and entertainment                        499,695        19,684
  Stock issued for services                       413,960            --
  Other operating expenses                      2,629,412       522,500
                                              -----------   -----------
      Total Operating Expenses                 11,308,892       763,412
                                              -----------   -----------

Net Operating (Loss)                           (9,303,101)     (748,687)
                                              -----------   -----------
Other (Expenses)
  (Loss) on sale of marketable securities         (71,471)          (--)
                                              -----------   -----------
      Total Other                                 (71,471)          (--)
                                              -----------   -----------

      Net (Loss) Continuing Operations        $(9,374,572)          (--)
                                              ===========   ===========

      Discontinued Operations                    (174,301)     (748,687)
                                              -----------   -----------

      Net (Loss)                              $(9,548,873)     (748,687)
                                              ===========   ===========

      Net (Loss) per share                    $      (.20)  $      (.04)
                                              ===========   ===========

      Weighted Average Shares Outstanding      46,847,763    18,459,573
                                              ===========   ===========


The accompanying notes are an integral part of the financial statements.

ZULU-TEK, INC., AND CONSOLIDATED SUBSIDIARIES

          CONSOLIDATED STATEMENT OF CHANGES IN STOCKHOLDERS' (DEFICIT)
                                  (Unaudited)

                From January 1, 1998 through September 30, 1998


                            Preferred Stock-A             Preferred Stock-B          Preferred Stock-D            Common Stock
                         ------------------------      ----------------------      ---------------------     ---------------------
                         No./Shares       Amount       No./Shares      Amount      No./Shares    Amount      No./Shares    Amount
                         ----------     ----------     ----------    ----------    ----------    -------     ----------    -------
Balance at
December 31, 1997         2,000,000     $2,000,000     3,000,000     $3,000,000           --     $    --     41,778,263    $41,778

Preferred stock
converted to common      (1,625,200)    (1,625,200)           --             --           --          --      6,000,000      6,000

Common stock issued
for services                     --             --            --             --           --          --      4,139,000      4,139

Stock issued                     --             --            --             --    1,000,000      10,000             --         --

Net (loss) for the
nine months ended
September 30, 1998
(Unaudited)                      --             --            --             --           --          --             --         --
                         ----------     ----------     ---------     ----------    ---------     ------      ----------    -------

Balance at
September 30, 1998
(Unaudited)                 374,800     $  374,800     3,000,000     $3,000,000    1,000,000     10,000      51,917,263    $51,917
                         ==========     ==========     =========     ==========    =========     ======      ==========    =======


                         Additional
                          Paid-in        Accumulated
                          Capital         (Deficit)         Total
                         ----------     -------------    ------------
Balance at
December 31, 1997        $1,004,500      ($8,143,590)     ($2,097,312)

Preferred stock
converted to common       1,619,200               --               --

Common stock issued
for services                409,761               --          413,900

Stock issued                     --               --           10,000

Net (loss) for the
nine months ended
September 30, 1998
(Unaudited)                      --       (9,548,873)      (9,548,873)
                         ----------      -----------      -----------

Balance at
September 30, 1998
(Unaudited)              $3,033,461     $(17,692,463)    $(11,222,285)
                         ==========     ============     ============

    The accompanying notes are an integral part of the financial statements.

                 ZULU-TEK, INC., AND CONSOLIDATED SUBSIDIARIES

                     CONSOLIDATED STATEMENTS OF CASH FLOWS
                  For the Nine Months Ended September 30, 1998
                                  (Unaudited)

                                                        1998             1997
Cash Flows from Operating Activities:
  Net (loss)                                        $(9,486,334)      $(748,687)
  Adjustments to reconcile net
  (loss) to net cash provided by (used
  in) operating activities
    Depreciation                                        568,256              --
    Amortization of goodwill                          4,615,962              --
    Stock issued for services                           413,900              --
    Increase (decrease) in accounts payable
      and accrued expenses                           (1,419,308)        153,653
    (Increase) decrease in accounts receivable        3,383,250          (1,243)
    Other                                               710,442          21,301
                                                    -----------       ---------
  Net Cash Provided by (Used in) Operating
    Activities                                       (1,222,832)        511,976
                                                    -----------       ---------

Cash Flows from Investing Activities:
  (Acquisition of) furniture and equipment             (873,074)        (66,487)
  Disposition of marketable securities                  820,820              --
                                                    -----------       ---------
  Net Cash (Used in) Investing Activities               (52,254)        (66,487)
                                                    -----------       ---------

Cash Flows from Financing Activities:
  Advances from related parties                         692,882         657,990
                                                    -----------       ---------
  Net Cash Provided by Financing Activities             692,882         657,990
                                                    -----------       ---------
Increase (decrease) in cash                            (582,204)         16,527

Cash, beginning of year                                 566,728          14,689
                                                    -----------       ---------
Cash, end of year                                   $   (15,476)      $  31,216
                                                    ===========       =========
Interest paid                                       $        --       $      --
                                                    ===========       =========
Income taxes paid                                   $        --       $      --
                                                    ===========       =========

The accompanying notes are an integral part of the financial statements.

                 ZULU-TEK, INC., AND CONSOLIDATED SUBSIDIARIES

                          September 30, 1998 and 1997
                                  (Unaudited)


(1)     Summary of Significant accounting Policies

        (a)    General

               The Company, a Utah corporation, was incorporated on April 23, 1985 as Premium, Inc. On January 15, 1987, the name was changed to Star Medical Corporation. On August 12, 1997, the name was changed to Netmaster Group, Inc. On January 15, 1998, the name was changed to ZULU-tek, Inc. During 1996 and through August 1, 1997, the Company was seeking a business combination opportunity and was a development stage company since planned principal operations had not yet commenced.

               On August 6, 1997, echoMedia Technologies, Inc., a newly formed wholly-owned subsidiary of the Company, incorporated under the laws of Delaware, acquired or licensed assets and technology previously owned by echoMEDIA, Inc., a Rhode Island corporation, in exchange for an aggregate of 15,000,000 restricted shares of the Company's common stock. In addition on August 6, 1997 the Company issued 2,000,000 shares of Series A preferred stock which was used to acquire all of the issued and outstanding common stock of echoMEDIA, Inc. The Company also issued 3,000,000 shares of Series B preferred stock in conjunction with this transaction. The Company also agreed to pay a related party $1,000,000 as a consulting fee for assistance in finding and negotiating the echoMedia, Inc. transaction. This business combination has been accounted for as a reverse acquisition since the former shareholders of echoMEDIA, Inc. controlled the Company after the business combination. Prior to this transaction, the Company had 128,263 common shares outstanding. The net monetary book value of ZULU-tek, Inc. was a negative $459 at the time of the reverse acquisition. The accounts of echoMEDIA, Inc. have been carried over in the accompanying financial statements, since for accounting purposes echoMEDIA, Inc. is considered to be the acquiring party. The 1997 financial statements of echoMEDIA, Inc. are shown for comparative purposes. The issuances of the preferred stock related to this transaction have been charged first to additional paid-in capital and then to retained earnings, in a manner similar to dividend, since additional paid-in capital was not sufficient to cover the par value of the preferred stock issued.

                 ZULU-TEK, INC., AND CONSOLIDATED SUBSIDIARIES

                          September 30, 1998 and 1997
                                  (Unaudited)

     (1)  Summary of Significant Accounting Policies

          (a)  General (Continued)

               Effective December 31, 1997 Mediabank, Inc., a Rhode Island Corporation, incorporated on October 31, 1997, and a wholly-owned subsidiary of the Company acquired SOFTBANK Interactive Marketing, Inc., a Delaware Corporation, incorporated on June 17, 1996. On March 24, 1998, SOFTBANK Interactive Marketing, Inc. changed its name to Zulu Media, Inc. The Company issued 10,209 shares of its mandatory redeemable preferred stock and 500,000 shares of common stock for approximately 75% of the stock of Zulu Media, Inc. and agreed to pay a fee of $1,350,000 for the introduction, negotiation and assistance in the consummation of this acquisition. The 10,209 shares were recorded at their mandatory redeemable amount of $10,209,000. The 500,000 shares of common were recorded at $.05 per share based on the price paid for common stock by other investors. Pursuant to the terms of an existing agreement with the 25% minority shareholders of Zulu Media Inc., their shares were to be returned and cancelled for no consideration if the book value of the Zulu Media, Inc. was zero or less. After obtaining audited financial statements of Zulu Media, Inc. for 1997 in 1998, the minority shareholders of Zulu Media, Inc. were informed during November, 1998 that their ownership in Zulu Media, Inc. was terminated pursuant to the terms of the agreement.

               Zulu Media, Inc. is in the business of selling interactive multimedia advertising and producing interactive promotions. echoMEDIA, Inc. was a software development company that provided internet advertising tools for commercial Web sites. During the first quarter of 1998, echoMEDIA, Inc. terminated its operations and transferred its technology to Zulu Media, Inc.

               The consolidated financial statements of the Company include echoMEDIA, Inc. and the Zulu Media, Inc. since December 31, 1997, the date of acquisition.

               All intercompany transactions and account balances have been eliminated in the consolidated financial statements. The Company has selected December 31 as its year end.

          (b)  Revenue and Expense Recognition

               Revenues are derived form the performance of services, the sale and related placement of advertisements on internet sites, and the production of trade shows. Revenues are recognized as services are performed, on the run date of an advertisement or when a trade show commences.

                 ZULU-TEK, INC., AND CONSOLIDATED SUBSIDIARIES

                          September 30, 1998 and 1997
                                  (Unaudited)

(1)  Summary of Significant accounting Policies

     (b)  Revenue and Expense Recognition (Continued)

          In accordance with certain agreements, billings are submitted to advertisers on behalf of client web sites. The gross sales volume is recorded as accounts receivable and an accrual is recorded for the amount due to the client web site in accordance with the terms of the agreement. A deferred liability has been established to account for timing differences between advertising billings and the period in which an advertisement runs.

     (c)  Furniture, Leasehold Improvements and Equipment

          Property and equipment is carried at cost less accumulated depreciation. The Company expenses maintenance costs and capitalizes significant betterments. Depreciation is provided over the estimated 3-year useful lives of the assets using the straight-line method. Leasehold improvements are amortized over the lesser of the term of the lease or the useful life of the related improvement.

     (d)  Per Share Information

          The per share information is presented based upon the weighted average number of shares outstanding.

     (e)  Use of Estimates in the Preparation of Financial Statements

          The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

     (f)  Geographic Area of Operations

          The Company's customers are principally in the United States of America. The potential for severe financial impact can result from negative effects of economic conditions within the market or geographic area. Since the Company's business is principally in one area, this concentration of operations results in an associated risk and uncertainty.

                 ZULU-TEK, INC., AND CONSOLIDATED SUBSIDIARIES

                          September 30, 1998 and 1997
                                  (Unaudited)

(1)  Summary of Significant Accounting Policies (Continued)

     (g)  Income Taxes

          At December 31,1997, the Company and its subsidiaries had approximately $21,000,000 of net operating loss carryovers which expire in years through 2013. Recent changes in ownership have resulted in reducing the available loss carryovers that may be utilized by the Company. In addition, future changes in ownership could further reduce the amounts that may be utilized. As of September 30, 1998 the Company had deferred tax assets of approximately $6,000,000 related to net operating loss carryovers. A valuation allowance has been provided for the total amount since the amounts, if any, of future revenues necessary to be able to utilize the carryovers are uncertain.

     (h)  Concentration of Credit Risk

          Financial instruments which potentially subject the Company to concentrations of credit risk consist primarily of accounts receivable. The Company grants credit to various customers principally in the United States. The Company does not require collateral for its accounts receivable. Credit evaluations are performed on the financial condition of customers and an allowance has been established for accounts which may not be collectible.

          (i)        Goodwill

          Goodwill is being amortized on a straight-line over a three year period which commenced on December 31, 1997, the date of acquisition of Zulu Media, Inc. Management's policy is to review long-lived assets, including goodwill, for impairment on a periodic basis, at least quarterly. As of September 30, 1998 management believed that there was no impairment in the carrying value of goodwill or other long-lived assets.

          (j)        Advertising Expenses

          Advertising expenses are expensed as incurred.

          (k)        Significant Assumptions

          See note 7 for a description of assumptions related to the Company continuing as a going concern. A contingency exists with respect to the matter, the ultimate resolution of which cannot presently be determined.

                 ZULU-TEK, INC., AND CONSOLIDATED SUBSIDIARIES

                          September 30, 1998 and 1997
                                  (Unaudited)

(1)     Summary of Significant accounting Policies

        (k)     Significant Assumptions (Continued)

                The financial statements include $10,881,456 recorded as goodwill related to the acquisition of the Zulu Media, Inc. The financial statements have been prepared using the assumption that the carrying value of the goodwill will be recovered from future operations. A contingency exists with respect to this matter, the ultimate resolution of which cannot presently be determined.

        (l)     Unaudited Financial Statements

                The financial statements have been prepared by management without audit. In the opinion of management, all adjustments (which include any normal recurring adjustments) necessary to present fairly the financial position results of operations, cash flows and changes in stockholders' (deficit) have been made.

(2)     Delinquent Amounts Payable

        As of September 30, 1998 the Company is delinquent on payments of various amounts to creditors including the Internal Revenue Service. Failure to pay these liabilities could result in liens being filed on the Company's assets and may result in assets being attached by creditors resulting in the Company's inability to continue operations.

(3)     Preferred Stock

        The Company has 50,000,000 shares of $.01 par value preferred stock authorized. As of August 31, 1998 the Company had the following preferred stock outstanding:

        The Company issued 2,000,000 shares of Series A Preferred Stock on August 2, 1997. The Series A Preferred Stock has limited voting rights and is entitled to receive cumulative dividends out of assets legally available for that purpose. With respect to such voting rights, the holders of Series A Preferred Stock vote as a single class with the holders of Common Stock and shall have such votes in respect of each share of Series A Preferred Stock on any matter submitted to the holders of Common Stock as the number of shares of Common Stock into which shares of Series A Preferred Stock may then be converted had conversion taken place. Each Share of Series A Preferred Stock is convertible, at the option of the holder, into shares of Common Stock at any time after a Conversion Event. The number of shares of Common Stock issued is calculated by dividing $1.00 by the lowest per share bid price for shares of Common Stock during the preceding ninety (90) day period preceding the Conversion Event provided, however, that the lowest per share bid price is $.05. The Conversion Event is the

                 ZULU-TEK, INC., AND CONSOLIDATED SUBSIDIARIES

                          September 30, 1998 and 1997
                                  (Unaudited)

(3)  Preferred Stock (Continued)

     earliest of the following: (a) the first quarter in which the gross revenues exceed $20,000,000; (b) a qualified offering; (c) effective registration of the Common Stock into which the Series A is convertible;
     (d) one half of such shares of each holder on or after August 1, 1998 and the balance on or after August 31, 1999; or (e) August 31, 1998. During the nine month period ended September 30, 1998, 1,625,200 shares of Series A Preferred were converted to 6,000,000 shares of common.

     The Series A Preferred Stock carries mandatory contingent redemption provision upon the earliest of the following to occur; (a) the sale by the Company of all or a substantial portion of its assets, sale by or Echo Media Technology, Inc. (EMC) of all or substantially all of its assets, or EMC shall cease being a wholly-owned subsidiary of the Company; (b) The merger of the Company with, or the consolidation of the Company into, any other corporation as a result of which the stockholders of the Company immediately prior the such merger or consolidation do not own stock having more than 50% of the outstanding voting power of the surviving corporation; (c) the dissolution or liquidation of the Company; (d) Thomas Burgess ceasing for any reason to be Executive Vice President of the Company or ceasing for any reason to be the President and a Director of EMC and actively involved in the executive management thereof; (e) except as a result of a Qualified Public Offering and stock passing by death, more than 50% of the outstanding voting stock of the Company becomes owned by persons other than (i) holders of Series A Preferred Stock and their transferees and (ii) stockholders of record on August 22, 1997; (f) any of certain remedy events.

     The Company amended its Articles of Incorporation on August 6, 1997 to authorize and issue three million (3,000,000) shares of Series B Preferred Stock. The Series B Preferred stock is non-voting and is not entitled to receive dividends. The Series B Preferred Stock is convertible into shares of the Common Stock of the Company; (a) on February 6, 1998, $1,000,000 of the Series B Preferred Stock, at $0.25 per common share; (b) on May 6, 1998, $1,000,000 of the Series B Preferred Stock, at $0.50 per common share; (d) on August 6, 1998, $1,000,000 of the Series B Preferred Stock, at $0.75 per common share; (e) the Series B Preferred Stock is not redeemable by the Company. The agent for the holders of the Series B Preferred Stock agreed on February 24, 1998 not to exercise its right of conversion of the Series B Preferred Stock until the shareholders of the Company have authorized the issuance of at least 7,333,334 additional shares of the Company's Common Stock. The holders of the Series B Preferred Stock did not elect to convert any of the stock into common stock on any of the conversion dates.

                 ZULU-TEK, INC., AND CONSOLIDATED SUBSIDIARIES

                          September 30, 1998 and 1997
                                  (Unaudited)

(3)  Preferred Stock (Continued)

     The Company amended its Articles of Incorporation to authorize, create and issue 15,000 shares of Series C Redeemable Preferred Stock with a par value of $1.00 per share, and a stated and liquidation value of $1,000 per share on December 30, 1997. The Series C Redeemable Preferred Stock is non voting, except as to matters which change the covenants of the Series C Redeemable Preferred Stock. The Series C Redeemable Preferred Stock is entitled to receive dividends out of assets legally available therefore and prior in preference to any declaration or payment of any dividend on the Common Stock of the Company. The Series C Redeemable Preferred is redeemed by the Company on the following dates: (a) on or before December 31, 1999, 3,000 shares of the Series C Redeemable Preferred Stock, at $1,000 per share; (b) on or before December 31, 2001, 3,000 shares of the Series C Redeemable Preferred Stock, at $1,000 per share; (c) on or before December 31, 2002, 3,000 shares of the Series C Redeemable Preferred Stock, at $1,000 per share.

(4)  Common Stock

     The Company has 100,000,000 shares of $.001 par value common stock authorized with 51,917,263 issued and outstanding as of September 30, 1998.

(5)  Related Party Transactions

     As of September 30, 1998, the Company had various amounts payable to related parties totaling $6,093,574. Of this amount, $2,435,000 bears interest at 0.5% over prime rate and includes a conversion to common stock option. The conversion option is to a maximum of 1,500,000 shares of common stock subject to certain conditions. In addition, another $1,000,000 of related party payables is due on December 31, 1998, bears no interest, and is uncollateralized. The balance of the amounts payable had no written repayment terms, did not bear interest and were due on demand. The related parties are shareholders of the Company or are affiliates of shareholders of the Company.

     The Company has entered into a license agreement with a related company. The Company has received a license fee of $450,000 as consideration for granting the related company the exclusive right to produce a certain trade show worldwide through December 31, 1998. The license fee is being amortized over the term of the agreement.

(6)  Marketable Securities

     At December 31, 1997, Zulu Media, Inc. held 11,853, available for sale shares of Yahoo Stock with a closing bid price of $69.25 for a total asset carrying value of $820,820. The stock was sold during the eight month period ended August 31, 1998 for $749,349, resulting in a loss of $71,471.

                 ZULU-TEK, INC., AND CONSOLIDATED SUBSIDIARIES

                          September 30, 1998 and 1997
                                  (Unaudited)

     (7)  Basis of Presentation - Going Concern

          The accompanying financial statements have been prepared in conformity with generally accepted accounting principles, which contemplates the continuation of the Company as a going concern. However, the Company has sustained recurring operating losses, has a net capital deficiency, and is delinquent on payment of various creditor liabilities including payroll taxes.

          The Company has been able to continue operations through the funding from private investors, cash inflows from operations, and the extension of terms from creditors. Continued operation is dependant upon the Company continuing to obtain financing for its activities. Management's plan for the Company includes raising additional working capital through debt and/or equity financing until profitable operations and positive cash flow are achieved and maintained. However, no assurances can be given that the company will be successful in raising additional capital and there is no assurance that the Company will achieve profitability or a positive cash flow. If the Company is unable to obtain adequate additional financing, management will be required to curtail the operations of the Company.

          In view of these matters, realization of certain of the assets in the accompanying balance sheet is dependent upon continued operations of the Company, which in turn is dependent upon the Company's ability to meet its financing requirements, raise additional capital, and the success of its future operations. Management believes that actions planned and presently being taken to revise the Company's operating and financial requirements and efforts to raise additional capital provide the opportunity for the Company to continue as a going concern.

     (8)  Furniture, Leasehold Improvements and Equipment

          Furniture, leasehold improvements and equipment is summarized as follows:

                         Computer equipment           $680,017
                         Network operating centers     815,342
                         Furniture and equipment       439,857
                         Leasehold improvements        110,149
                         Accumulated depreciation     (568,256)
                                                    ----------
                                                    $1,477,709
                                                    ==========

          The furniture, leasehold improvements and equipment are pledged as security for loans made to the Company.

                 ZULU-TEK, INC., AND CONSOLIDATED SUBSIDIARIES

                          September 30, 1998 and 1997
                                  (Unaudited)


(9)     Acquisition of Zulu Media, Inc.

        Effective December 31, 1997, the Company, as described in Note 1, acquired the business and assets of Zulu Media, Inc. The acquisition has been accounted for using the purchase method of accounting. The consideration paid, acquisition costs and the fair market value of the net liabilities assumed in excess of the estimated fair value of assets acquired have been assigned to goodwill.

        The net purchase price has been allocated as follows:

         Goodwill                                    $15,497,418
         Current assets                                4,659,990
         Property and equipment                        1,845,066
         Other assets                                    111,130
         Current liabilities                         (11,104,839)
         Acquisition costs                            (1,350,000)
                                                     -----------
                                                       9,658,765
         Net cash acquired                               575,235
                                                     -----------
         Consideration                               $10,234,000
                                                     ===========

(10)    Commitments and Contingencies

        Zulu Media, Inc. leases its operating facilities under non-cancelable operating leases which expire at various dates through 2001. Future minimum lease payments under such operating leases are as follows:

         Nine months ending September 30, 1998       $  479,700
         Year ending December 31, 1999                  461,750
         Year ending December 31, 2000                  407,400
         Year ending December 31, 2001                  307,500
                                                     ----------
                                                     $1,626,400
                                                     ==========

(11)    Subsequent Events

        During December 1998, certain related parties agreed to convert $5,000,000 of amounts payable to them to $5,000,000 of a newly authorized class of Preferred Stock ("Investor Preferred") convertible into 10,000,000 shares of Common Stock. The conversion of the Investor Preferred into shares of Common Stock is subject to approval by the stockholders of the Company.

                 ZULU-TEK, INC., AND CONSOLIDATED SUBSIDIARIES

                          September 30, 1998 and 1997
                                  (Unaudited)

(11) Subsequent Events (Continued)

     During September, 1998, subject to approval by the shareholders of Enhanced Services Company, Inc. ("Enhanced"), the Company entered into a business combination transaction with Enhanced whereby the Company transferred all of its assets and liabilities to Enhanced in exchange for convertible preferred stock, preferred stock and cash. The transaction, if approved by the Enhanced stockholders, will be accounted for as a reverse acquisition since shareholders that control ZULU-tek, Inc., would control Enhanced after the business combination.

APPENDIX J









                  ZULU-TEK, INC., AND CONSOLIDATED SUBSIDIARIES

                              FINANCIAL STATEMENTS

                                       and

               REPORTS OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

                           December 31, 1997 and 1996

                  ZULU-TEK, INC., AND CONSOLIDATED SUBSIDIARIES

                           December 31, 1997 and 1996

                                Table of Contents

                                                                         PAGE
                                                                         ----
             Reports of Independent Certified Public Accountants         3,4

             Financial Statements:

                Consolidated Balance Sheet                                 5

                Consolidated Statements of Operations                      6

                Consolidated Statement of Changes in
                Stockholders' Equity (Deficit)                             7

                Consolidated Statements of Cash Flows                      8

                Notes to Consolidated Financial Statements              9-17

                REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT


The Board of Directors
ZULU-tek, Inc.


We have audited the consolidated balance sheet of ZULU-tek, Inc. as of December 31, 1997 and the related consolidated statements of operations, changes in stockholders' equity (deficit) and cash flows for the year ended December 31, 1997. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform an audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of ZULU-tek, Inc. as of December 31, 1997 and the consolidated results of its operations, its changes in consolidated stockholders' equity (deficit) and its consolidated cash flows for the year ended December 31, 1997 in conformity with generally accepted accounting principles.

The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 7 to the consolidated financial statements, the Company has suffered recurring losses from operations, has a net capital deficiency and is delinquent on payment of creditor liabilities including payroll taxes. These matters raise substantial doubt about the Company's ability to continue as a going concern. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.



                                      Brad B. Haynes
                                      Certified Public Accountant
                                      10877 Wilshire Boulevard Suite 603
                                      Los Angeles, CA 90024

December 7, 1998

                REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT


The Board of Directors
ZULU-tek, Inc.


I have audited the statements of operations, changes in stockholders' equity (deficit) and cash flows of ZULU-tek, Inc., for the year ended December 31, 1996. These consolidated financial statements are the responsibility of the Company's management. My responsibility is to express an opinion on these consolidated financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform an audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the results of its operations, its changes in stockholders' equity and its cash flow for the year ended December 31, 1996 in conformity with generally accepted accounting principles.



                                      William J. Flynn
                                      Certified Public Accountant
                                      275 Bellevere Avenue
                                      Newport, RI  02840

September 3, 1997

                  ZULU-TEK, INC., AND CONSOLIDATED SUBSIDIARIES

                           CONSOLIDATED BALANCE SHEET
                                December 31, 1997

                                     ASSETS


Current Assets
            Cash                                                                 $    566,728
            Accounts receivable, net of allowance for
                        doubtful accounts of $117,738                               3,741,024
            Marketable securities                                                     820,820
            Other current assets                                                       98,146
                                                                                 ------------
                        Total Current Assets                                        5,226,718

            Furniture, leasehold improvements and equipment                         1,845,066
            Goodwill                                                               15,497,418
            Other assets                                                              114,130
                                                                                 ------------
                        Total Assets                                             $ 22,683,332
                                                                                 ============

                     LIABILITIES AND STOCKHOLDERS' (DEFICIT)
Current Liabilities
            Advances from and amounts payable to related parties                 $  5,400,692
            Accounts payable and accrued expenses                                   8,859,582
            Other current liabilities                                                 311,370
                                                                                 ------------
                        Total Current Liabilities                                  14,571,644
                                                                                 ------------
Commitments and Contingencies (Notes 1, 2, 3, 5, 7, 8, 9, 10 and 11)                       --
                                                                                 ------------
Mandatory redeemable preferred stock                                              10, 209,000
                                                                                 ------------
Stockholders' (deficit)
            Preferred stock -- $.01 par value 50,000,000 shares authorized:
                        Series A, 2,000,000 shares issued and outstanding           2,000,000
                        Series B, 3,000,000 shares issued and outstanding           3,000,000
            Common Stock -- $.001 par value,
                        100,000,000 shares authorized;
                        41,278,263 shares issued and outstanding                       41,778
            Additional paid-in capital                                              1,004,500
            Accumulated (deficit)                                                  (8,143,590)
                                                                                 ------------
                        Total Stockholders' (Deficit)                              (2,097,312)
                                                                                 ------------
                        Total Liabilities and Stockholders' (Deficit)            $ 22,683,332
                                                                                 ============



The accompanying notes are an integral part of the financial statements.

                  ZULU-TEK, INC., AND CONSOLIDATED SUBSIDIARIES

                      CONSOLIDATED STATEMENTS OF OPERATIONS
                         For the Years Ended December 31



                                                     1997              1996
                                                 ------------      ------------
Sales                                            $     36,815      $    367,891
                                                 ------------      ------------

Operating Expenses
    Depreciation                                       24,911             4,482
    Advertising and marketing                          58,268            40,681
    Rent                                               50,676            10,239
    Salaries                                          333,599            90,793
    Travel and entertainment                          312,541            21,540
    Stock issued for services                           3,150                --
    Consulting fees, related party                  1,000,000                --
    Other operating expenses                        1,258,764           211,546
                                                 ------------      ------------
          Total Operating Expenses                  3,041,909           379,281
                                                 ------------      ------------

Net Operating (Loss)                               (3,005,094)          (11,390)
                                                 ------------      ------------

Other (Expenses)
    (Loss) on abandonment of furniture,
    leasehold improvements and equipment             (141,786)              (--)
                                                 ------------      ------------
         Total Other                                 (141,786)              (--)
                                                 ------------      ------------

         Net (Loss)                              $ (3,146,880)     $    (11,390)
                                                 ============      ============

         Net (Loss) per Share                    $       (.15)             $nil
                                                 ============      ============

         Weighted Average Shares Outstanding       21,676,088        15,000,000
                                                 ============      ============



The accompanying notes are an integral part of the financial statements.

                  ZULU-TEK, INC., AND CONSOLIDATED SUBSIDIARIES

       CONSOLIDATED STATEMENT OF CHANGES IN STOCKHOLDERS' EQUITY (DEFICIT)

                 From January 1, 1996 through December 31, 1997




                                      Preferred Stock - A             Preferred Stock - B                 Common Stock
                                   -------------------------       --------------------------       ---------------------------

                                   No./Shares       Amount         No./Shares        Amount         No./Shares         Amount
                                   ----------     ----------       ----------      ----------       ----------      -----------
Balance at
January 1, 1996                            --     $        --              --      $        --               --     $        --

Common stock issued                        --              --              --               --       15,000,000          15,000

Net (loss) for the year ended
December 31, 1996
                                           --              --              --               --               --              --
                                    ---------     -----------       ---------      -----------       ----------     -----------

Balance at
December 31, 1996                          --              --              --               --       15,000,000          15,000

Reverse acquisition                 2,000,000       2,000,000       3,000,000        3,000,000          128,263             128

Common stock issued for
services                                   --              --              --               --        3,150,000           3,150

Common stock issued                        --              --              --               --       23,000,000          23,000

Common stock issued for Zulu
Media, Inc.                                --              --              --               --          500,000             500

Net (loss) for the year ended
December 31, 1997
                                           --              --              --               --               --              --
                                    ---------     -----------       ---------      -----------       ----------     -----------
Balance at
December 31, 1997                   2,000,000     $ 2,000,000       3,000,000      $ 3,000,000       41,778,263     $    41,778
                                    =========     ===========       =========      ===========       ==========     ===========


                                   Additional
                                     Paid-in        Accumulated
                                     Capital         (Deficit)          Total
                                   -----------      -----------      -----------
Balance at
January 1, 1996                    $        --      $        --               --

Common stock issued                     15,267               --           30,267

Net (loss) for the year ended
December 31, 1996
                                            --          (11,390)         (11,390)
                                   -----------      -----------      -----------

Balance at
December 31, 1996                       15,267          (11,390)          18,877

Reverse acquisition                    (15,267)      (4,985,320)            (459)

Common stock issued for
services                                    --               --            3,150

Common stock issued                    980,000               --        1,003,000

Common stock issued for Zulu
Media, Inc.                             24,500               --           25,000

Net (loss) for the year ended
December 31, 1997
                                            --       (3,146,880)      (3,146,880)
                                   -----------      -----------      -----------

Balance at
December 31, 1997                  $ 1,004,500      $(8,143,590)     $(2,097,312)
                                   ===========      ===========      ===========




The accompanying notes are an integral part of the financial statements.

                  ZULU-TEK, INC., AND CONSOLIDATED SUBSIDIARIES

                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                         For the Years Ended December 31



                                                                  1997             1996
                                                              -----------      -----------
Cash Flows from Operating Activities:
    Net (loss)                                                $(3,146,880)     $   (11,390)
    Adjustments to reconcile net
     (loss) to net cash provided by (used
     in) operating activities
        Depreciation                                               24,911            4,482
        Stock issued for services                                   3,150               --
        (Loss) on abandonment of furniture,
        leasehold improvements and equipment                      141,786               --
        Increase in accounts payable and accrued expenses         460,691           39,964
        Consulting fees, accrued                                1,000,000               --
        (Increase) decrease in accounts
         receivable                                                 1,996           (1,996)
        Other                                                       5,007           (5,998)
                                                              -----------      -----------
    Net Cash Provided by (Used in) Operating
     Activities                                                (1,509,339)          25,062
                                                              -----------      -----------

Cash Flows from Investing Activities
    (Acquisition of) furniture and
     equipment                                                   (112,516)              --
   Cash provided by investment in Zulu-Media, Inc.                575,235          (57,673)
                                                              -----------      -----------
    Net Cash (Used in) Investing
     Activities                                                   462,719          (57,673)
                                                              -----------      -----------

Cash Flows from Financing Activities:
    Common stock issued                                         1,000,000           30,267
    Advances from related parties                                 609,588            6,104
                                                              -----------      -----------
    Net Cash Provided by Financing
     Activities                                                 1,609,588           36,371
                                                              -----------      -----------

Increase in cash                                                  562,968            3,760

Cash, beginning of year                                             3,760               --
                                                              -----------      -----------

Cash, end of year                                             $   566,728      $     3,760
                                                              ===========      ===========

Interest paid                                                 $        --      $        --
                                                              ===========      ===========

Income taxes paid                                             $        --      $        --
                                                              ===========      ===========


Note: Effective December 31, 1997, the Company issued 10,209 of mandatory redeemable preferred stock with a redemption value of $10,209,000 and 500,000 shares of its common stock valued at $25,000 for Zulu Media, Inc. The Company also agreed to pay a fee of $1,350,000 related to this transaction. This transaction resulted in acquired assets of $7,191,421, acquired liabilities of $11,104,839 and goodwill of $15,497,418. The Company also issued $2,000,000 of Series A and $3,000,000 of Series B Preferred Stock in connection with the reverse acquisition described in Note 1 to the financial statements.


    The accompanying notes are an integral part of the financial statements.

                  ZULU-TEK, INC., AND CONSOLIDATED SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                           December 31, 1997 and 1996



(1)          Summary of Significant accounting Policies

             (a)     General

                         The Company, a Utah corporation, was incorporated on April 23, 1985 as Premium, Inc. On January 15, 1987, the name was changed to Star Medical Corporation. On August 12, 1997, the name was changed to Netmaster Group, Inc. On January 15, 1998, the name was changed to ZULU-tek, Inc. During 1996 and through August 1, 1997, the Company was seeking a business combination opportunity and was a development stage company since planned principal operations had not yet commenced.

                         On August 6, 1997, echoMedia Technologies, Inc., a newly formed wholly-owned subsidiary of the Company, incorporated under the laws of Delaware, acquired or licensed assets and technology previously owned by echoMEDIA, Inc., a Rhode Island corporation, in exchange for an aggregate of 15,000,000 restricted shares of the Company's common stock. In addition on August 6, 1997 the Company issued 2,000,000 shares of Series A preferred stock which was used to acquire all of the issued and outstanding common stock of echoMEDIA, Inc. The Company also issued 3,000,000 shares of Series B preferred stock in conjunction with this transaction. The Company also agreed to pay a related party $1,000,000 as a consulting fee for assistance in finding and negotiating the echoMedia, Inc. transaction. This business combination has been accounted for as a reverse acquisition since the former shareholders of echoMEDIA, Inc. controlled the Company after the business combination. Prior to this transaction, the Company had 128,263 common shares outstanding. The net monetary book value of ZULU-tek, Inc. was a negative $459 at the time of the reverse acquisition. The accounts of echoMEDIA, Inc. have been carried over in the accompanying financial statements, since for accounting purposes echoMEDIA, Inc is considered to be the acquiring party. The 1996 financial statements of echoMEDIA, Inc. are shown for comparative purposes. The issuances of the preferred stock related to this transaction have been charged first to additional paid-in capital and then to retained earnings, in a manner similar to dividend, since additional paid-in capital was not sufficient to cover the par value of the preferred stock issued.

                  ZULU-TEK, INC., AND CONSOLIDATED SUBSIDIARIES

                           December 31, 1997 and 1996



(1)          Summary of Significant Accounting Policies

             (a)     General (Continued)

                         Effective December 31, 1997 Mediabank, Inc., a Rhode Island corporation, incorporated on October 31, 1997, and a wholly-owned subsidiary of the Company acquired SOFTBANK Interactive Marketing, Inc., a Delaware Corporation, incorporated on June 17, 1996. On March 24, 1998, SOFTBANK Interactive Marketing, Inc. changed its name to Zulu Media, Inc. The Company issued 10,209 shares of its mandatory redeemable preferred stock and 500,000 shares of common stock for approximately 75% of the stock of Zulu Media, Inc. and agreed to pay a fee of $1,350,000 for the introduction, negotiation and assistance in the consummation of this acquisition. The 10,209 preferred shares were recorded at their mandatory redeemable amount of $10,209,000. The 500,000 shares of common stock were recorded at $.05 per share based on the price paid for common stock by other investors. Pursuant to the terms of an existing agreement with the 25% minority shareholders of Zulu Media, Inc., their shares were to be returned and cancelled for no consideration if the book value of the Zulu Media Inc. was zero or less. After obtaining audited financial statements of Zulu Media, Inc. for 1997 in 1998, the minority shareholders of Zulu Media, Inc. were informed during November, 1998 that their ownership in Zulu Media, Inc. was terminated pursuant to the terms of the agreement.

                         Zulu Media, Inc. is in the business of selling interactive multimedia advertising and producing interactive promotions. echoMEDIA, Inc. was a software development company that provided internet advertising tools for commercial Web sites. During the first quarter of 1998, echoMEDIA, Inc. terminated its operations and transferred its technology to Zulu Media, Inc.

                         The consolidated financial statements of the Company include echoMEDIA, Inc. for the two years ended December 31, 1997 and the balance sheet accounts of Zulu Media, Inc. as of December 31, 1997, the date of acquisition.

                         All intercompany transactions and account balances have been eliminated in the consolidated financial statements. The Company has selected December 31 as its year end.

             (b)         Revenue and Expense Recognition

                         Revenues are derived from the performance of services, the sale and related placement of advertisements on internet sites, and the production of trade shows. Revenues are recognized as services are performed, on the run date of an advertisement or when a trade show commences.

                  ZULU-TEK, INC., AND CONSOLIDATED SUBSIDIARIES

                           December 31, 1997 and 1996



(1)          Summary of Significant accounting Policies

             (b)         Revenue and Expense Recognition (Continued)

                         In accordance with certain agreements, billings are submitted to advertisers on behalf of client web sites. The gross sales volume is recorded as accounts receivable and an accrual is recorded for the amount due to the client web site in accordance with the terms of the agreement. A deferred liability has been established to account for timing differences between advertising billings and the period in which an advertisement runs.

             (c)         Furniture, Leasehold Improvements and Equipment

                         Property and equipment is carried at cost less accumulated depreciation. The Company expenses maintenance costs and capitalizes significant betterments. Depreciation is provided over the estimated 3-year useful lives of the assets using the straight-line method. Leasehold improvements are amortized over the lesser of the term of the lease or the useful life of the related improvement.

             (d)         Per Share Information

                         The per share information is presented based upon the weighted average number of shares outstanding.

             (e)         Use of Estimates in the Preparation of Financial
                         Statements

                         The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

             (f)         Geographic Area of Operations

                         The Company's customers are principally in the United States of America. The potential for severe financial impact can result from negative effects of economic conditions within the market or geographic area. Since the Company's business is principally in one area, this concentration of operations results in an associated risk and uncertainty.

                  ZULU-TEK, INC., AND CONSOLIDATED SUBSIDIARIES

                           December 31, 1997 and 1996



(1)          Summary of Significant accounting Policies (Continued)

             (g)         Income Taxes

                         At December 31, 1997, the Company and its subsidiaries had approximately $13,000,000 of net operating loss carryovers which expire in years through 2012. Recent changes in ownership have resulted in reducing the available loss carryovers that may be utilized by the Company in future years. In addition, future changes in ownership could further reduce the amounts that may be utilized by the Company in future years. As of December 31, 1997 the Company had deferred tax assets of approximately $4,000,000 related to net operating loss carryovers. A valuation allowance has been provided for the total amount since the amounts, if any, of future revenues necessary to be able to utilize the carryovers are uncertain.

             (h)         Concentration of Credit Risk

                         Financial instruments which potentially subject the Company to concentrations of credit risk consist primarily of accounts receivable. The Company grants credit to various customers principally in the United States. The Company does not require collateral for its accounts receivable. Credit evaluations are performed on the financial condition of customers and an allowance has been established for accounts which may not be collectible.

             (i)         Goodwill

                         Goodwill will be amortized on a straight-line over a three year period which commenced on December 31, 1997, the date of acquisition of Zulu Media, Inc. Management's policy is to review long-lived assets, including goodwill, for impairment on a periodic basis, at least quarterly. As of December 31, 1997 management believed that there was no impairment in the carrying value of goodwill or other long-lived assets.

             (j)         Advertising Expenses

                         Advertising expenses are expensed as incurred.

             (k)         Significant Assumptions

                         See note 7 for a description of assumptions related to the Company continuing as a going concern. A contingency exists with respect to the matter, the ultimate resolution of which cannot presently be determined.

                  ZULU-TEK, INC., AND CONSOLIDATED SUBSIDIARIES

                           December 31, 1997 and 1996



(1)          Summary of Significant accounting Policies

             (k)         Significant Assumptions (Continued)

                         The financial statements include $15,472,418 recorded as goodwill related to the acquisition of the Zulu Media, Inc. The financial statements have been prepared using the assumption that the carrying value of the goodwill will be recovered from future operations. A contingency exists with respect to this matter, the ultimate resolution of which cannot presently be determined.

(2)          Delinquent Amounts Payable

             As of December 31, 1997 the Company is delinquent on payments of various amounts to creditors including the Internal Revenue Service. Failure to pay these liabilities could result in liens being filed on the Company's assets and may result in assets being attached by creditors resulting in the Company's inability to continue operations.

(3)          Preferred Stock

             The Company has 50,000,000 shares of $.01 par value preferred stock authorized. As of December 31, 1997 the Company had the following preferred stock outstanding:

             The Company issued 2,000,000 shares of Series A Preferred Stock on August 2, 1997. The Series A Preferred Stock has limited voting rights and is entitled to receive cumulative dividends out of assets legally available for that purpose. With respect to such voting rights, the holders of Series A Preferred Stock vote as a single class with the holders of Common Stock and shall have such votes in respect of each share of Series A Preferred Stock on any matter submitted to the holders of Common Stock as the number of shares of Common Stock into which shares of Series A Preferred Stock may then be converted had conversion taken place. Each Share of Series A Preferred Stock is convertible, at the option of the holder, into shares of Common Stock at any time after a Conversion Event. The number of shares of Common Stock issued is calculated by dividing $1.00 by the lowest per share bid price for shares of Common Stock during the preceding ninety (90) day period preceding the Conversion Event provided, however, that the lowest per share bid price is $.05. The Conversion Event is the earliest of the following: (a) the first quarter in which the gross revenues exceed $20,000,000; (b) a qualified offering; (c) effective registration of the Common Stock into which the Series A is convertible; (d) one half of such shares of each holder on or after August 1, 1998 and the balance on or after August 31, 1999; or (e) August 31, 1998.

                  ZULU-TEK, INC., AND CONSOLIDATED SUBSIDIARIES

                           December 31, 1997 and 1996



(3)          Preferred Stock (Continued)

             The Series A Preferred Stock carries mandatory contingent redemption provisions upon the earliest of the following to occur;
             (a) the sale by the Company of all or a substantial portion of its assets, or sale by Echo Media Technology, Inc. (EMC) of all or substantially all of its assets, or EMC shall cease being a wholly-owned subsidiary of the Company; (b) The merger of the Company with, or the consolidation of the Company into, any other corporation as a result of which the stockholders of the Company immediately prior the such merger or consolidation do not own stock having more that 50% of the outstanding voting power of the surviving corporation; (c) the dissolution or liquidation of the Company; (d) Thomas Burgess ceasing for any reason to be Executive Vice President of the Company or ceasing for any reason to be the President and a Director of EMC and actively involved in the executive management thereof; (e) except as a result of a Qualified Public Offering and stock passing by death, more than 50% of the outstanding voting stock of the Company becomes owned by persons other than (i) holders of Series A Preferred Stock and their transferees and (ii) stockholders of record on August 22, 1997; (f) any of certain remedy events.

             The Company amended its Articles of Incorporation on August 6, 1997 to authorize and issue three million (3,000,000) shares of Series B Preferred Stock. The Series B Preferred Stock is non-voting and is not entitled to receive dividends. The Series B Preferred Stock is convertible into shares of the Common Stock of the Company: (a) on February 6, 1998, $1,000,000 of the Series B Preferred Stock, at $0.25 per common share; (b) on May 6, 1998, $1,000,000 of the Series B Preferred Stock, at $0.50 per common share; (d) on August 6, 1998, $1,000,000 of the Series B Preferred Stock, at $0.75 per common share; (e) the Series B Preferred Stock is not redeemable by the Company. The agent for the holders of the Series B Preferred Stock agreed on February 24, 1998 not to exercise its right of conversion of the Series B Preferred Stock until the shareholders of the Company have authorized the issuance of at least 7,333,334 additional shares of the Company's Common Stock. The holders of the Series B Preferred Stock did not elect to convert any of the stock into common stock on any of the conversion dates.

             The Company amended its Articles of Incorporation on December 30, 1997 to authorize, create and issue 15,000 shares of Series C Redeemable Preferred Stock with a par value of $1.00 per share, and a stated and liquidation value of $1,000 per share. The Series C Redeemable Preferred Stock is non voting, except as to matters which change the covenants of the Series C Redeemable Preferred Stock. The Series C Redeemable Preferred Stock is entitled to receive dividends out of assets legally available therefore and prior in preference to any declaration or payment of any dividend on the Common Stock of the Company. The Series C Redeemable Preferred is to be redeemed by the Company on the following dates:
             (a) on or before December 31, 1999, 3,000 shares of the Series C Redeemable Preferred Stock, at $1,000 per share; (b) on or before December 31, 2001, 3,000 shares of the Series C Redeemable Preferred Stock, at $1,000 per share; (c) on or before December 31, 2002, 3,000 shares of the Series C Redeemable Preferred Stock, at $1,000 per share.

                  ZULU-TEK, INC., AND CONSOLIDATED SUBSIDIARIES

                           December 31, 1997 and 1996



(4)          Common Stock

             The Company has 100,000,000 shares of $.001 par value common stock authorized of which 41,278,763 are issued and outstanding as of December 31, 1997.

(5)          Related Party Transactions

             As of December 31, 1997, the Company had various amounts payable to related parties totaling $5,400,692. Of this amount, $2,435,000 bears interest at 0.5% over prime rate and includes a conversion to common stock option. The conversion option is to 1,500,000 shares of common stock, subject to certain conditions. In addition, another $1,000,000 of related party payables is due on December 31, 1998, bears no interest and is uncollateralized. The balance of the amounts payable had no written repayment terms, did not bear interest and were due on demand. The related parties are shareholders of the Company or are affiliates of shareholders of the Company.

             The Company's group medical, dental and related benefits programs for Zulu Media, Inc., were provided by a related party. The related costs of $1,169,271 for the year ended December 31, 1997 have been charged to Zulu Media, Inc., and such amounts are included in the amounts payable to related parties on December 31, 1997.

             The Company has entered into a license agreement with a related company. The Company has received a license fee of $450,000 as consideration for granting the related company the exclusive right to produce a certain trade show worldwide through December 31, 1998. The license fee is being amortized over the term of the agreement.

 (6)         Marketable Securities

             At December 31, 1997, Zulu Media, Inc. held 11,853, available for sale shares of Yahoo Stock with a closing bid price of $69.25 for a total asset carrying value of $820,820. The stock was sold during 1998 for $749,349, resulting in a loss of $71,471.

(7)          Basis of Presentation - Going Concern

             The accompanying financial statements have been prepared in conformity with generally accepted accounting principles, which contemplate the continuation of the Company as a going concern. However, the Company has sustained recurring operating losses, has a net capital deficiency, and is delinquent on payment of various creditor liabilities including payroll taxes.

                  ZULU-TEK, INC., AND CONSOLIDATED SUBSIDIARIES

                           December 31, 1997 and 1996



(7)          Basis of Presentation - Going Concern (Continued)

             The Company has been able to continue operations through funding from private investors, cash inflows from operations, and the extension of terms from creditors. Continued operation is dependant upon the Company continuing to obtain financing for its activities. Management's plan for the Company includes raising additional working capital through debt and/or equity financing until profitable operations and positive cash flow are achieved and maintained. However, no assurances can be given that the company will be successful in raising additional capital and there is no assurance that the Company will achieve profitability or a positive cash flow. If the Company is unable to obtain adequate additional financing, management will be required to curtail the operations of the Company.

             In view of these matters, realization of certain of the assets in the accompanying balance sheet is dependent upon continued operations of the Company, which in turn is dependent upon the Company's ability to meet its financing requirements, raise additional capital, and the success of its future operations. Management believes that actions planned and presently being taken to revise the Company's operating and financial requirements and efforts to raise additional capital provide the opportunity for the Company to continue as a going concern.

(8)          Furniture, Leasehold Improvements and Equipment

             Furniture, leasehold improvements and equipment is summarized as follows:

                    Computer equipment            $  674,688
                    Network operating centers        743,999
                    Furniture and equipment          344,515
                    Leasehold improvements            81,864
                                                  ----------
                                                  $1,845,066
                                                  ==========

             Subsequent to December 31, 1997, the furniture, leasehold improvements and equipment were pledged as security for loans made to the Company.

 (9)         Acquisition of Zulu Media, Inc.

             Effective December 31, 1997, the Company, as described in Note 1, acquired the business and assets of Zulu Media, Inc. The acquisition has been accounted for using the purchase method of accounting. The consideration paid, acquisition costs and the fair market value of the net liabilities assumed in excess of the estimated fair value of assets acquired have been assigned to goodwill.

                  ZULU-TEK, INC., AND CONSOLIDATED SUBSIDIARIES

                           December 31, 1997 and 1996



(9)          Acquisition of Zulu Media, Inc. (Continued)

             The net purchase price has been allocated as follows:


                    Goodwill                   $ 15,497,418
                    Current assets                4,659,990
                    Property and equipment        1,845,066
                    Other assets                    111,130
                    Current liabilities         (11,104,839)
                    Acquisition costs            (1,350,000)
                                               ------------
                                                  9,658,765
                    Net cash acquired               575,235
                                               ------------
                    Consideration              $ 10,234,000
                                               ============

(10)         Commitments and Contingencies

             Zulu Media, Inc. leases its operating facilities under non-cancelable operating leases which expire at various dates through 2001. Future minimum lease payments under such operating leases are as follows:

                              1998     $  449,750
                              1999        461,750
                              2000        407,400
                              2001        307,500
                                       ----------
                                       $1,626,400
                                       ==========

             Zulu Media, Inc.'s rental expense for the year ended December 31, 1997 was approximately $566,000.

(11)         Subsequent Events

             Subsequent to December 31, 1997, 1,625,200 shares of the Series A Preferred Stock were converted to 6,000,000 shares of common stock.

             During the first quarter of 1998, echoMEDIA, Inc. terminated its operations and transferred its technology to Zulu Media, Inc.

             During September, 1998, subject to approval by the shareholders of Enhanced Services Company, Inc. ("Enhanced"), the Company entered into a business combination transaction with Enhanced whereby the Company transferred all of its assets and liabilities to Enhanced in exchange for convertible preferred stock, preferred stock and cash. The transaction, if approved by the Enhanced stockholders, will be accounted for as a reverse acquisition since

                  ZULU-TEK, INC., AND CONSOLIDATED SUBSIDIARIES

                           December 31, 1997 and 1996



             shareholders that control ZULU-tek, Inc., would control Enhanced after the business combination.

APPENDIX K






                                ZULU MEDIA, INC.
                            (A Delaware Corporation)


                              FINANCIAL STATEMENTS



                                December 31, 1997

                                ZULU MEDIA, INC.
                            (A Delaware Corporation)


                                TABLE OF CONTENTS

                      For the Year Ended December 31, 1997




                                                                 Page
                                                                 ----
Independent Auditor's Report                                       1

Balance Sheet                                                      2

Statement of Operations and Accumulated Deficit                    3

Statement of Stockholders' Equity                                  4

Statement of Cash Flows                                            5

Notes to Financial Statements                                   6-12

                REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT



To The Board of Directors and Stockholders of
ZULU MEDIA, INC.


We have audited the balance sheet of ZULU MEDIA, INC. as of December 31, 1997 and the related statement of income and accumulated deficit, shareholders' equity, and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit. Those statements were audited by other auditors whose report has been furnished to us, and our opinion, insofar as it relates to the amounts included is based solely on the report of the other auditors.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit and the report of the other auditors provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of ZULU MEDIA, INC. as of December 31, 1997, and the results of its operations, shareholders' equity and its cash flows for the year then ended in conformity with generally accepted accounting principles.

The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 11 to the consolidated financial statements, the Company has suffered recurring losses from operations, has a net capital deficiency and is delinquent on payment of creditor liabilities including payroll taxes. These matters raise substantial doubt about the Company's ability to continue as a going concern. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.





                                   Brad B. Haynes
                                   Certified Public Accountant
                                   10877 Wilshire Boulevard
                                   Suite 603
                                   Los Angeles, CA  90024

July 20, 1998

                                ZULU MEDIA, INC.
                            (A Delaware corporation)

                                  BALANCE SHEET

                                DECEMBER 31, 1997

                                     ASSETS


CURRENT ASSETS
      Cash                                                             575,235
   Accounts receivable net of allowance for doubtful
   accounts 1997 - 117,738 and 1996 - 307,470                        3,741,024
   Marketable securities                                               820,820
   Prepaid expenses                                                     98,146
                                                                   -----------

                 Total Current Assets                                                 5,235,225

PROPERTY AND EQUIPMENT (Net)                                                          1,845,066

OTHER ASSETS
   Deposits                                                                             111,130
                                                                                    -----------

                 TOTAL ASSETS                                                         7,191,421
                                                                                    ===========

                          LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
   Accounts payable                                                  6,504,466
   Payroll and other related liabilities                             1,854,003
   Payable to related party                                          2,435,000
   Deferred revenues, current portion                                  311,370
                                                                   -----------

              Total Current Liabilities                                              11,104,839
                                                                                    -----------

             TOTAL LIABILITIES                                                       11,104,839

STOCKHOLDERS' EQUITY
   Common Stock, 1 par value
     authorized, 1,000,000 shares issued
     and outstanding shares 862,529 - 1997
      1,000 shares - 1996                                              862,529
   Additional paid in capital                                       26,977,471
   Unrealized gain on marketable securities                            820,820
   Accumulated deficit                                             (32,574,238)
                                                                   -----------

      Total Accumulated Deficit                                                      (3,913,418)
                                                                                    -----------

      TOTAL LIABILITIES AND
      ACCUMULATED DEFICIT                                                             7,191,421
                                                                                    ===========


                             See accompanying notes

                                ZULU MEDIA, INC.
                            (A Delaware Corporation)

                 STATEMENT OF OPERATIONS AND ACCUMULATED DEFICIT

                      FOR THE YEAR ENDED DECEMBER 31, 1997



GROSS SALES VOLUME                                          38,218,566
                                                           ===========

   REVENUES                                                  6,370,634

   COST OF SALES                                             6,250,711
                                                           -----------

   GROSS PROFIT                                                                     119,923

OPERATING EXPENSES
   Marketing                                                 2,851,345
   Selling                                                   6,871,984
   General and administrative                                8,309,957
   Amortization and write-off of goodwill                    9,516,096
                                                           -----------

               Total Operating Expenses                                          27,547,382
                                                                                -----------

LOSS BEFORE INCOME TAXES                                                        (27,427,459)

PROVISION FOR INCOME TAXES                                                                0

NET LOSS                                                                        (27,427,459)

ACCUMULATED DEFICIT DECEMBER 31, 1996                                            (5,146,779)

ACCUMULATED DEFICIT - DECEMBER 31, 1997                                         (32,574,238)
                                                                                -----------




                             See accompanying notes

                                ZULU MEDIA, INC.
                            (A Delaware Corporation)

                         STATEMENT OF STOCKHOLDER EQUITY

                       FOR THE YEAR ENDED DECEMBER 31,1997



                                              SERIES A                            SERIES B
                                           PREFERRED STOCK                    PREFERRED STOCK                 COMMON STOCK
                                        SHARES           AMOUNT            SHARES          AMOUNT         SHARES        AMOUNT
                                        ------           ------            ------          ------         ------        ------
Balance December 31, 1996                 705              705              295              295            1,000           1,000




Additional capital
     contribution from parent              --               --               --               --               --              --




Unrealized gain on
     marketable securities                 --               --               --               --               --              --




     Stock split                         (705)            (705)            (295)            (295)         861,529         861,529



Acquisition of assets of
Webwide Media PTY, LTD                     --               --               --               --               --              --



Loss for year ended
     December 31, 1997                     --               --               --               --               --              --
                                  -----------      -----------      -----------      -----------      -----------     -----------

Balance December 31, 1997                  --               --               --               --          862,529         862,529
                                                                                                      ===========     ===========

                                   ADDITIONAL   UNREALIZED GAIN
                                    PAID-IN      ON MARKETABLE     ACCUMULATED
                                    CAPITAL        SECURITIES        DEFICIT            TOTAL
                                   ----------   ---------------    -----------        ---------
Balance December 31, 1996          11,603,000               --      (5,146,779)       6,458,221




Additional capital
     contribution from parent      14,235,000               --              --       14,235,000




Unrealized gain on
     marketable securities                 --          820,820              --          820,820




     Stock split                     (860,529)              --              --               --



Acquisition of assets of
Webwide Media PTY, LTD              2,000,000               --              --        2,000,000



Loss for year ended
     December 31, 1997                     --               --     (27,427,459)     (27,427,459)
                                  -----------      -----------     -----------      -----------

Balance December 31, 1997          26,977,471          820,820     (32,574,238)      (3,913,418)
                                  ===========      ===========     ===========      ===========



                             See accompanying notes

                                ZULU MEDIA, INC.
                            (A Delaware Corporation)

                             STATEMENT OF CASH FLOWS

                      FOR THE YEAR ENDED DECEMBER 31, 1997



CASH FLOWS FROM OPERATING ACTIVITIES
    Net loss                                                                   (27,427,460)

    Adjustments to reconcile to net cash:
      Depreciation                                                667,353
      Amortization and write-off of goodwill                    9,516,096
      Provision for bad debts                                     189,732
      Decrease in accounts receivable                           2,721,646
      Decrease in employee advances and other receivables         200,571
      Decrease in prepaid expense                                  19,346
      Increase in deposits                                        (42,282)
      Increase in accounts payable                                138,597
      Increase in payroll and other accrued liabilities           158,618
      Increase in payable to related party                      1,169,271
      Decrease in deferred revenues                              (230,587)
                       Total Adjustments                                        14,508,361
                                                                               -----------

NET CASH USED IN OPERATING ACTIVITIES                                          (12,919,099)

CASH FLOWS FROM INVESTING ACTIVITIES
      Acquisition of property and equipment                    (1,092,559)

NET CASH USED IN INVESTING ACTIVITIES                                           (1,092,559)

CASH FLOWS FROM FINANCING ACTIVITIES
      Additional capital contribution from parent              14,235,000

NET CASH PROVIDED BY FINANCING ACTIVITIES                                       14,235,000
                                                                               -----------

NET CASH PROVIDED BY ALL ACTIVITIES                                                223,342

CASH - December 31, 1996                                                           351,893
                                                                               -----------

CASH - December 31, 1997                                                           575,235
                                                                               -----------



                             See accompanying notes

                                ZULU MEDIA. INC.
                            (A Delaware Corporation)

                          NOTES TO FINANCIAL STATEMENTS

                      FOR THE YEAR ENDED DECEMBER 31, 1997



1.       ORGANIZATION AND DESCRIPTION OF BUSINESS ACTIVITIES

         ZULU MEDIA, INC. (the Company), a Delaware corporation, is a diversified interactive media sales, marketing and communications company. Business activities of the Company include the sale of interactive multimedia advertising and production of interactive promotions.

         The Company was formed on June 19, 1996 by SOFTBANK Holding Inc. (SOFTBANK) with authorized capital consisting of 1,000 shares of Preferred Stock (705 Series A voting shares and 295 Series B non-voting shares) and 1 ,000 shares of Common Stock.

         On June 19, 1996, SOFTBANK contributed 5,750,000 in cash and committed to provide as a capital contribution additional cash, as required, in exchange for 705 shares of Series A Preferred Stock and 705 shares of Common Stock of the Company.

         SoftBank Interactive Marketing, Inc. had a name change to Zulu Media, Inc. on March 24, 1998.


2.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

         a.       Revenue Recognition

                  Revenues are derived from the performance of services, sale and related placement of advertisements on internet sites and production of trade shows. Revenues are recognized as services are performed, on the run-date of an advertisement or when a trade show commences.

                  In accordance with certain agreements, billings are submitted to advertisers on behalf of client web sites. The gross sales volume are recorded as accounts receivable and an accrual is recorded for the amount due to the client web site in accordance with the terms of the agreement. A deferred liability has been established to account for timing differences between advertising billings and the period in which an advertisement runs. The liability for the year ended December 31, 1997 was approximately 87,000. The remainder of the Deferred Revenue as of December 31, 1997 is attributed to a license agreement with a related party. (See note 5. Related Party Transaction).

                                ZULU MEDIA, INC.
                            (A Delaware Corporation)

                     NOTES TO FINANCIAL STATEMENTS CONTINUED

                      FOR THE YEAR ENDED DECEMBER 31, 1997



         b.       Property and Equipment

                  Property and equipment acquired from IMI are stated at fair market value as of the acquisition date. Property and equipment acquired subsequent to June 19, 1996 are stated at cost. Depreciation is computed on the straight-line basis over the estimated useful lives of the related assets which is estimated to be three years. Leasehold improvements are amortized over the lesser of the term of the lease or the useful life of the related improvement.

         c.       Goodwill

                  Goodwill is amortized using the straight-line method over 10 years. The carrying value of the goodwill is periodically reviewed by the Company based on the expected future undiscounted operating cash flows of the Company. Based upon its most recent analysis, the Company believes that no future value of goodwill exists as of December 31, 1997.

         d.       Income Taxes

                  The Company accounts for income taxes in accordance with Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes." Under this method, deferred tax assets and liabilities are determined based on differences between the financial reporting and tax bases of assets and liabilities and are measured using the enacted tax rates and laws that will be in effect when the differences are expected to reverse.

         e.       Use of Estimates

                  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

         f.       New Accounting Standards

                  Statement of Financial Accounting Standards No.121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to Be Disposed of" (SFAS No.121) establishes guidelines regarding when impairment losses on long-lived assets, which include plant and equipment, and certain identifiable intangible assets, should be recognized and how impairment losses should be measured. The adoption resulted in an impairment write down of 8,412,765 of goodwill and has been recorded in the Company's current year operations.

                                ZULU MEDIA, INC.
                            (A Delaware Corporation)

                     NOTES TO FINANCIAL STATEMENTS CONTINUED

                      FOR THE YEAR ENDED DECEMBER 31, 1997



3.       ACQUISITION

         On June 19, 1996, the Company acquired the business and assets of Interactive Marketing Inc. (IMI) and Network 1.0 for consideration of 5,750,000 in cash, 295 shares of Series B Preferred Stock and 295 shares of Common Stock of the Company.

         The acquisition has been accounted for using the purchase method of accounting. The consideration paid, acquisition costs and the fair market value of the net liabilities assumed in excess of the estimated fair market value of assets ordained have been assigned to goodwill.

         In connection with the acquisition of IMI, the Company's Board of Directors authorized the closure of two IMI divisions. The Company accrued 500,000 for liabilities relating to severance and other exit costs, with a corresponding increase in goodwill.

         The net purchase price has been allocated as follows:

                      Goodwill                 8,000,717
                      Current assets           2,324,821
                      Fixed assets               406,662
                      Other assets                44,149
                      Current liabilities     (5,029,193)
                      Acquisition costs         (250,000)
                                              ----------
                                               5,497,156
                      Net cash acquired          252,844

                                               5,750,000
                                               ---------


4.       CONCENTRATION OF CREDIT RISK

         A concentration of credit risk may exist with respect to trade receivables. Sales to date have been primarily to customers located in the United States. The Company provides unsecured credit to its customers in the normal course of business. Credit evaluations are performed on the financial condition of customers and a reserve has been established for accounts which may not be collectible.

                                ZULU MEDIA, INC.
                            (A Delaware Corporation)

                     NOTES TO FINANCIAL STATEMENTS CONTINUED

                      FOR THE YEAR ENDED DECEMBER 31, 1997



5.       RELATED PARTY TRANSACTIONS

         The Company sells advertising on behalf of a related party. In connection with the sales representation agreement, the related party advanced the Company 1,250,000 to be offset against earned sales revenues from the sale of advertisements made on their behalf. As of December 31, 1997, the Company had earned 1,250,000 of such sales revenue, which have been fully offset against the advances in the accompanying balance sheet.

         The Company's group medical, dental and related benefits programs are provided by a related party. The related costs of 1,169,271 for the year ended December 31, 1997 have been charged to the Company and such amounts are expected to be repaid to the related party during 1998.

         The Company has entered into a license agreement with a related company. The Company has received a license fee of 450,000 as consideration for granting the related company the exclusive right to produce a certain trade show worldwide through December 31, 1998. The license fee will be amortized over the term of the agreement and has been included in Deferred Revenues in the accompanying balance sheet.

6.       INCOME TAXES

         As of December 31, 1997, the Company had net operating loss carryforwards for federal and state income tax purposes of approximately 32,724,000. No benefit has been recorded in the financial statements due to the uncertainty of future net income. The federal operating loss carryforwards begin to expire in 2011 and the state operating loss carryforwards begin to expire in 2001.

         Also, the losses will have a significant diminution because of a change in ownership as promulgated by Internal Revenue Code Section 382.

                                ZULU MEDIA, INC.
                            (A Delaware Corporation)

                     NOTES TO FINANCIAL STATEMENTS CONTINUED

                      FOR THE YEAR ENDED DECEMBER 31, 1997



7.       MARKETABLE SECURITIES

         At December 31, 1997, the Company held 11,853 available for sale shares of Yahoo Stock with a closing bid price of 69.25 for a total asset value of 820,820.


8.       PROPERTY AND EQUIPMENT

         Computer equipment                          941,651
         Network operating centers                 1,038,389
         Furniture and equipment                     480,834
         Leasehold improvement                       114,258
                                                   ---------

                 Total cost                                      2,575,132

                 Less accumulated depreciation                     730,066
                                                                 ---------

            PROPERTY AND EQUIPMENT NET                           1,845,066
                                                                 =========


         Assets were pledged as security for loans made to the Company (Uniform Commercial Code Filing.)


9.


10.      GROSS SALES VOLUME

         Gross sales volume represents the volume of business generated to produce the revenues. The gross sales volume of 38,218,566 produced revenues of 6,220,857 for the year ended December 31, 1997.

                                ZULU MEDIA, INC.
                            (A Delaware Corporation)


                     NOTES TO FINANCIAL STATEMENTS continued

                      FOR THE YEAR ENDED DECEMBER 31, 1997



11.      GOING CONCERN

         The Company has suffered recurring losses from operations, has a net loss of 27,577,236 for the year ended December 31, 1997. Also at December 31, 1997, the Company's working capital position was a deficit of 6,019,391. These conditions raise substantial doubt about the Company's ability to continue as a going concern. The accompanying financial statements do not include any adjustments that might result from the outcome of this uncertainty.

         The Company has been able to continue operations through the funding from private investors, cash inflows from operations, and the extension of terms from creditors. Continued operations depend upon the Company continuing to obtain financing for its activities. Management's plan for the Company includes raising additional working capital through debt and/or equity financing until profitable operations and positive cash flow are achieved and maintained, which management believes are in the near future. However, no assurances can be given that the Company will be successful in raising additional capital, there is no assurance that the Company will achieve profitability or positive cash flow. If the Company is unable to obtain adequate additional financing, management will be required to curtail the operations of the Company.


12.      SUBSEQUENT EVENTS

         In 1998, Yahoo Stock (Marketable Securities) were sold for 749,349 resulting in a loss of approximately 71,000.

         In 1998, a settlement was effected with Netscape whereby the accounts receivable due from Netscape (697,764) would be offset by the payable due to Netscape (1,456,564). The net effect of the settlement was the mutual dismissal of financial obligations to each other.

         Zulu Media, Inc. was sold by SoftBank Holding, Inc. (the parent company) to MediaBank, Inc., an intermediary for Netmaster, Inc. for ten million two hundred and nine thousand dollars (10,209,000) in a common stock purchase. The purchase price was paid to SoftBank Holdings, Inc. with 10,209 shares of Series C redeemable preferred stock of Netmaster, Inc. The Netmaster stock shall be redeemable in three equal installments of 3,403 shares on or before each of December 31, 1999. December 31, 2001 and December 31, 2002 (each referred to as redemption dates) by MediaBank delivery to SoftBank of 1, 000 cash for each share of Netmaster stock or an aggregate of three million four hundred and three thousand dollars (3,403,000) on or before December 31, 1999, December 31, 2001, and December 31, 2002. MediaBank hereby irrevocably guarantees jointly and severally Netmaster's obligation to redeem the Netmaster stock as set forth above.

                                ZULU MEDIA, INC.
                            (A DELAWARE CORPORATION)

                     NOTES TO FINANCIAL STATEMENTS CONTINUED

                      FOR THE YEAR ENDED DECEMBER 31, 1997



13.      COMMITMENTS AND CONTINGENCIES

         The Company leases its operating facilities under non-cancelable operating leases which expire at various dates through 2001. Future minimum lease payments under such operating leases are as follows:

                1998                                     449,750
                1999                                     461,750
                2000                                     407,400
                2001                                     307,500
                                                       ---------

                                                       1,626,400
                                                       =========


         Rental expense for the year ended December 31, 1997 was approximately 566,000.

         In the normal course of business the Company is involved in various lawsuits. Management is of the opinion that any liability or loss in excess of insurance coverage resulting from such litigation will not have a material adverse effect on the financial statements.

APPENDIX L


                                Zulu Media, Inc.

                 (Formerly SOFTBANK Interactive Marketing Inc.)


                        REPORT AND FINANCIAL STATEMENTS

                               DECEMBER 31, 1996

                       [PRICE WATERHOUSE LLP LETTERHEAD]


                       REPORT OF INDEPENDENT ACCOUNTANTS

February 21, 1997

To the Board of Directors and Stockholders of SOFTBANK Interactive Marketing Inc.

In our opinion, the accompanying balance sheet and the related statements of operations, stockholders' equity and cash flows present fairly, in all material respects, the financial position of SOFTBANK Interactive Marketing Inc. at December 31, 1996, and the results of its operations and its cash flows for the period from June 19, 1996 (inception) through December 31, 1996, in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for the opinion expressed above.

Price Waterhouse LLP

                      SOFTBANK INTERACTIVE MARKETING INC.
                                 BALANCE SHEET
                               DECEMBER 31, 1996


                                     ASSETS

CURRENT ASSETS
  Cash............................................................. $   351,893
  Accounts receivable, net of allowance for doubtful
    accounts of $307,470...........................................   6,672,333
  Employee advances and other receivables..........................     200,571
  Prepaid expenses.................................................     117,492
                                                                    -----------
                                                                      7,342,289
                                                                    -----------

PROPERTY AND EQUIPMENT
  Furniture and equipment..........................................     433,033
  Computer equipment...............................................     948,547
  Leasehold improvements...........................................     124,163
                                                                    -----------
                                                                      1,505,743
  Less: Accumulated depreciation...................................    (190,400)
                                                                    -----------
                                                                      1,315,343
                                                                    -----------
OTHER ASSETS
  Goodwill, net....................................................   7,600,681
  Deposits.........................................................      68,848
                                                                    -----------
                                                                      7,669,529
                                                                    -----------

                                                                    $16,327,161
                                                                    ===========

                      LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
  Accounts payable................................................. $ 6,365,869
  Payroll and other accrued liabilities............................   1,695,385
  Payable to related parties (Note 5)..............................   1,265,729
  Deferred revenues, current portion...............................     317,761
                                                                    -----------
                                                                      9,644,744
                                                                    -----------

DEFERRED REVENUES, NON-CURRENT PORTION                                  224,196
                                                                    -----------

COMMITMENTS AND CONTINGENCIES (Note 7)

STOCKHOLDERS' EQUITY
  Preferred stock, Series A, $1.00 par value -
    Authorized, issued and outstanding - 705 voting shares.........         705
  Preferred stock, Series B, $1.00 par value -
    Authorized, issued and outstanding - 295 non-voting shares.....         295
  Common stock, $1.00 par value -
    Authorized, issued and outstanding - 1,000 shares..............       1,000
  Additional paid-in capital.......................................  11,603,000
  Accumulated deficit..............................................  (5,146,779)
                                                                    -----------
                                                                      6,458,221
                                                                    -----------

                                                                    $16,327,161
                                                                    ===========

                 The accompanying notes to financial statements
                   are an integral part of these statements.

                      SOFTBANK INTERACTIVE MARKETING INC.
                            STATEMENT OF OPERATIONS
       FOR THE PERIOD FROM JUNE 19, 1996 (INCEPTION) - DECEMBER 31, 1996



NET REVENUES....................................................   $ 4,140,127

COST OF SALES...................................................       823,937
                                                                   -----------
        Gross Profit............................................     3,316,190
                                                                   -----------

OPERATING EXPENSES
  Marketing.....................................................     1,426,894
  Selling.......................................................     4,023,342
  General and administrative....................................     2,612,697
  Amortization of goodwill......................................       400,036
                                                                   -----------
        Total Costs and Expenses................................     8,462,969
                                                                   -----------
        Loss before income taxes................................    (5,146,779)

PROVISION FOR INCOME TAXES
                                                                   -----------
        NET LOSS................................................   $(5,146,779)
                                                                   ===========



The accompanying notes to financial statements are an integral part of these statements.

                      SOFTBANK INTERACTIVE MARKETING INC.
                       STATEMENT OF STOCKHOLDERS' EQUITY
       FOR THE PERIOD FROM JUNE 19, 1996 (INCEPTION) - DECEMBER 31, 1996


                              Series A          Series B
                           Preferred Stock   Preferred Stock    Common Stock      Additional
                           ---------------   ---------------   ---------------      Paid-in     Accumulated
                           Shares   Amount   Shares   Amount   Shares   Amount      Capital       Deficit        Total
                           ------   ------   ------   ------   ------   ------    -----------   -----------   -----------
Issuance of stock
 in connection with
 the formation of the
 Company and the
 acquisition of
 IMI and Network 1.0         705     $705     295      $295     1,000   $1,000    $ 5,748,000   $       --    $ 5,750,000

Additional capital
 contribution from
 parent                       --       --      --        --        --       --      5,855,000           --      5,855,000


Loss for period from
 June 19, 1996
 (inception) to
 December 31, 1996            --       --      --        --        --       --             --    (5,146,779)   (5,146,779)
                           ------   ------   ------   ------   ------   ------    -----------   -----------   -----------
                             705     $705     295      $295     1,000   $1,000    $11,603,000   $(5,146,779)  $ 6,458,221
                           ======   ======   ======   ======   ======   ======    ===========   ===========   ===========


The accompanying notes to financial statements are an integral part of these statements.

                      SOFTBANK INTERACTIVE MARKETING INC.
                            STATEMENT OF CASH FLOWS
       FOR THE PERIOD FROM JUNE 19, 1996 (INCEPTION) -- DECEMBER 31, 1996

CASH FLOWS FROM OPERATING ACTIVITIES
  Net loss                                                                $(5,146,779)

  Adjustments to reconcile net loss to
    net cash used in operating activities

      Depreciation                                                            190,400

      Amortization of goodwill                                                400,036

      Allowance for doubtful accounts                                         307,470

  Changes in assets and liabilities, net of acquisitions

      Accounts receivable                                                  (4,850,603)

      Employee advances and other receivables                                (108,803)

      Prepaid expenses                                                        (33,397)

      Deposits                                                                (24,699)

      Accounts payable                                                      4,238,617

      Payroll and other accrued liabilities                                   825,715

      Payable to related parties                                              (74,271)

      Deferred revenues                                                      (380,557)
                                                                          -----------
          Net cash used in operating activities                            (4,656,871)
                                                                          -----------

CASH FLOWS FROM INVESTING ACTIVITIES

      Purchase of Interactive Marketing Inc. (IMI) and
        Network 1.0, net of cash acquired                                  (5,497,156)

      Acquisition of property and equipment                                (1,099,080)
                                                                          -----------
          Net cash used in investing activities                            (6,596,236)
                                                                          ===========

CASH FLOWS FROM FINANCING ACTIVITIES

    Issuance of stock                                                     5,750,000

    Additional capital contribution from parent                           5,855,000
                                                                        -----------
        Net cash provided by financing activities                        11,605,000
                                                                        -----------

NET INCREASE IN CASH                                                        351,893

CASH, BEGINNING OF PERIOD
                                                                        -----------
CASH, END OF PERIOD                                                     $   351,893
                                                                        ===========

      The accompanying notes to financial statements are an integral part of these statements.

                      SOFTBANK INTERACTIVE MARKETING INC.

                         NOTES TO FINANCIAL STATEMENTS

                               DECEMBER 31, 1996


1. ORGANIZATION AND DESCRIPTION OF BUSINESS ACTIVITIES

      SOFTBANK Interactive Marketing Inc. (the Company), a Delaware corporation, is a diversified interactive media sales, marketing and communications company. Business activities of the Company include the sale of interactive multimedia advertising and production of interactive promotions.

      The Company was formed on June 19, 1996 by SOFTBANK Holdings Inc. (SOFTBANK) with authorized capital consisting of 1,000 shares of Preferred Stock (705 Series A voting shares and 295 Series B non-voting shares) and 1,000 shares of Common Stock.

      On June 19, 1996, SOFTBANK contributed $5,750,000 in cash and committed to provide as a capital contribution additional cash, as required, in exchange for 705 shares of Series A Preferred Stock and 705 shares of Common Stock of the Company.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

      a. REVENUE RECOGNITION

      Revenues are derived from the performance of services, sale and related placement of advertisements on internet sites and production of trade shows. Revenues are recognized as services are performed, on the run-date of an advertisement or when a trade show commences.

      In accordance with certain agreements, billings are submitted to advertisers on behalf of client web sites. The gross billings are recorded as accounts receivable and an accrual is recorded for the amount due to the client web site in accordance with the terms of the agreement. A deferred liability has been established to account for timing differences between advertising billings and the period in which an advertisement runs. Such liability in the amount of approximately $141,000 has been recorded as Deferred Revenues in the accompanying balance sheet. The remainder of the Deferred Revenues as of December 31, 1996 is attributed to a license agreement with a related party (see note 5. Related Party Transactions).

      b. PROPERTY AND EQUIPMENT

      Property and equipment acquired from IMI are stated at fair market value as of the acquisition date. Property and equipment acquired subsequent to June 19, 1996 are stated at cost. Depreciation is computed on the straight-line basis over the estimated useful lives of the related assets which is estimated to be three years. Leasehold improvements are amortized over the lesser of the term of the lease or the useful life of the related improvement.

     c. GOODWILL

     Goodwill is amortized using the straight-line method over 10 years. The carrying value of the goodwill is periodically reviewed by the Company based on the expected future undiscounted operating cash flows of the Company. Based upon its most recent analysis, the Company believes that no material impairment of goodwill exists as of December 31, 1996.

     d. INCOME TAXES

     The Company accounts for income taxes in accordance with Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes." Under this method, deferred tax assets and liabilities are determined based on differences between the financial reporting and tax bases of assets and liabilities and are measured using the enacted tax rates and laws that will be in effect when the differences are expected to reverse.

     e. USE OF ESTIMATES

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3. ACQUISITION

     On June 19, 1996, the Company acquired the business and assets of Interactive Marketing Inc. (IMI) and Network 1.0 for consideration of $5,750,000 in cash, 295 shares of Series B Preferred Stock and 295 shares of Common Stock of the Company.

     The acquisition has been accounted for using the purchase method of accounting. The consideration paid, acquisition costs and the fair market value of the net liabilities assumed have been assigned to goodwill. The financial statements contained herein reflect the operations of the Company from June 19, 1996 through December 31, 1996.

     In connection with the acquisition of IMI, the Company's Board of Directors authorized the closure of two IMI divisions. The Company accrued $500,000 for liabilities relating to severance and other exit costs, with a corresponding increase in goodwill.

     The net purchase price has been allocated as follows:

          Goodwill.............................................$ 8,000,717
          Current assets.......................................  2,324,821
          Fixed assets.........................................    406,662
          Other assets.........................................     44,149
          Current liabilities.................................. (5,029,193)
          Acquisition costs....................................   (250,000)
                                                               -----------
                                                                 5,497,156
          Net cash acquired....................................    252,844
                                                               -----------
                                                               $ 5,750,000
                                                               ===========

4. CONCENTRATION OF CREDIT RISK

        A concentration of credit risk may exist with respect to trade receivables. Sales to date have been primarily to customers located in the United States. The Company provides unsecured credit to its customers in the normal course of business. Credit evaluations are performed on the financial condition of customers and a reserve has been established for accounts which may not be collectible.

        The Company has a customer whose revenues represent approximately 40 percent of the Company's net revenues for the period from June 19, 1996 (inception) to December 31, 1996. Effective January 1, 1997, the agreement with this customer has not been renewed. The Company does not expect this to have an adverse impact on 1997 operations.

5. RELATED PARTY TRANSACTIONS

        The Company sells advertising on behalf of a related party. In connection with the sales representation agreement, the related party advanced the Company $1,250,000 to be offset against earned sales commissions from the sale of advertisements made on their behalf. As of December 31, 1996, the Company had earned $628,459 of such sales commissions, which have been offset against the advances in the accompanying balance sheet. It is expected that the remaining advance of $621,541 will be fully offset against sales commissions earned during 1997.

        The Company's group medical, dental and related benefits programs are provided by a related party. The related costs of $644,188 for the period from July 1, 1996 to December 31, 1996 have been charged to the Company and such amounts are expected to be repaid to the related party during 1997.

        The Company has entered into a license agreement with a related company. The Company has received a license fee of $450,000 as consideration for granting the related company the exclusive right to produce a certain trade show worldwide through December 31, 1998. The license fee will be amortized over the term of the agreement and has been included in Deferred Revenues in the accompanying balance sheet.

6. INCOME TAXES

        As of December 31, 1996, the Company had net operating loss carryforwards for federal and state income tax purposes totaling approximately $5,147,000. No benefit has been recorded in the financial statements due to the uncertainty of future net income. The federal operating loss carryforwards begin to expire in 2011 and the state operating loss carryforwards begin to expire in 2001.

7. COMMITMENTS AND CONTINGENCIES

The Company leases its operating facilities under non-cancelable operating leases which expire at various dates through 2001. Future minimum lease payments under such operating leases are as follows:


                1997                            $  499,200
                1998                               449,750
                1999                               461,750
                2000                               407,400
                2001                               307,500
                                                ----------
                                                $2,125,600
                                                ==========

Rental expense for the period from June 19, 1996 (inception) to December 31, 1996 related to these leases was approximately $271,500.

APPENDIX M

                              AMENDED AND RESTATED
                        1992 INCENTIVE STOCK OPTION PLAN
                                       OF
                         ENHANCED SERVICES COMPANY, INC.

      Section 1. PURPOSE OF PLAN

      The purpose of this amended and restated 1992 Stock Plan ("Plan") of Enhanced Services Company, Inc., a Colorado corporation (the "Company"), is to enable the Company and its subsidiaries, parent entities or successors to promote the growth and profitability of the Company by providing, through the granting of Awards (as defined in this Plan), incentives to attract talented persons to positions with the Companies, to retain such persons and to motivate them to use their best efforts on behalf of the Company and to enable the Company to attract, retain and motivate its nonemployee directors and to further align their interests with those of the stockholders of the Company by providing for or increasing the proprietary interest of such directors in the Company. The Plan is being amended hereby to increase the numbers of shares of Common Stock available for grant to 6,000,000, to remove limitations on the number of options that can be granted in any year to an employee, to incorporate changes that accommodate current tax and other considerations and specify grants to be made to non-employee directors and to restate other provisions of the Plan.

      Section 2. PERSONS ELIGIBLE UNDER PLAN

      Any employee, non-employee director, independent contractor or consultant of the Company or any of its subsidiaries, parent entities or successors (each, a "Participant") shall be eligible to be considered for the grant of Awards under this Plan.

      Section 3. AWARDS

      (a) The Administrator (as hereinafter defined), on behalf of the Company, is authorized under this Plan to enter into any type of arrangement with a Participant that is not inconsistent with the provisions of this Plan and that, by its terms, involves or might involve the issuance of (i) shares of Common Stock of the Company ("Common Stock"), or (ii) a Derivative Security (as such term is defined in Rule 16a-1 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), as such Rule may be amended from time to time) with an exercise or conversion privilege at a price related to the Common Stock or with a value derived from the value of the Common Stock. The entering into of any such arrangement is referred to herein as the "grant" of an "Award."

      (b) Awards are not restricted to any specified form or structure and may include, without limitation, sales or bonuses of stock, restricted stock, stock options, reload stock options, stock purchase warrants, other rights to acquire stock, securities convertible into or redeemable for stock, stock appreciation rights, limited stock appreciation rights, phantom stock, dividend equivalents, performance units or performance shares, and an Award may consist of one such security or benefit, or two or more of them in tandem or in the alternative.

      (c) Common Stock and Derivative Securities may be issued pursuant to an Award for any lawful consideration as determined by the Administrator, including, without limitation, services rendered by the recipient of such Award.

      (d) Subject to the provisions of this Plan, the Administrator, in its sole and absolute discretion, shall determine all of the terms and conditions of each Award granted under this Plan, which terms and conditions may include, among other things:

            (i) a provision permitting the recipient of such Award, including any recipient who is a director or officer of the Company, to pay the purchase price of the Common Stock or Derivative Securities or other property issuable pursuant to such Award, or such recipient's tax withholding obligation with respect to such issuance, in whole or in part, by any one or more of the following:

                  (A) the delivery of cash;

                  (B) the delivery of previously owned shares of capital stock of the Company (including "pyramiding") or other property, provided that the Company is not then prohibited from purchasing or acquiring shares of its capital stock or such other property,

                  (C) a reduction in the amount of Common Stock or Derivative
            Securities or other property otherwise issuable pursuant to such Award, or

                  (D) the delivery of a promissory note, the terms and
            conditions of which shall be determined by the Administrator;

            (ii) a provision conditioning or accelerating the receipt of benefits pursuant to such Award, either automatically or in the discretion of the Administrator, upon the occurrence of specified events, including, without limitation, a change of control of the Company, an acquisition of a specified percentage of the voting power of the Company, the dissolution or liquidation of the Company, a sale of substantially all of the property and assets of the Company or an event of the type described in Section 8 hereof; or

            (iii) a provision required in order for such Award to qualify as an incentive stock option (an "Incentive Stock Option") under Section 422 of the Internal Revenue Code ("Code"), provided that the recipient of such Award is eligible under the Code to receive an Incentive Stock Option. Stock options which do not so qualify are referred to as "Nonqualified Stock Options."

      Section 4. NONEMPLOYEE DIRECTOR OPTIONS

      (a) Each person who becomes a nonemployee director of the Company ("Nonemployee Director") shall automatically be granted, upon becoming a Nonemployee Director, an Award to purchase 100,000 shares of Common Stock. Each year, on the first business day following the date of the annual meeting of stockholders of the Company, or any adjournment thereof, at which directors of the Company are elected, each Nonemployee Director shall automatically be granted an Award to purchase an additional 2,000 shares of Common Stock.

      (b) If, on any date upon which an Award is to be automatically granted pursuant to this Section 4 (a "Date of Grant"), the number of shares of Common Stock remaining available for option under this Plan is insufficient for the grant to each Nonemployee Director of an Award to purchase the entire number of shares of Common Stock specified in this Section 4, then an Award to purchase a proportionate amount of such available number of shares of Common Stock(rounded to the nearest whole share) shall be granted to each Nonemployee Director on such date and the remaining Awards shall be granted when shares of Common Stock become available.

      (c) Each Award granted under this Section 4 shall be exercisable in full upon the Date of Grant of such Award.

      (d) Each Award granted under this Section 4 shall expire upon the first to occur of the following:

            (i) The second anniversary of the date upon which the optionee shall cease to be a Nonemployee Director; or

            (ii) The tenth anniversary of the Date of Grant of such Award.

      (e) Each Award to a Nonemployee Director shall have an exercise price equal to the greater of (i) the aggregate Fair Market Value on the Date of Grant of such option of the shares of Common Stock subject thereto or (ii) the aggregate par value of such shares of Common Stock on such date.

      (f) Payment of the exercise price of any Nonemployee Director Award and the optionee's tax withholding obligation, if any, with respect to such Nonemployee Stock Award shall be made in full in cash concurrently with the exercise of such Nonemployee Director Award; provided, however, that the payment of such exercise price and/or tax withholding may instead be made, in whole or in part, by any one or more of the following:

            (i) the delivery of previously owned shares of capital stock of the Company, provided that the Company is not then prohibited from purchasing or acquiring shares of its capital stock or such other property; or

            (ii) the delivery, concurrently with such exercise and in accordance with Section 220.3(e)(4) of Regulation T promulgated under the Securities Exchange Act, of 1934 of a properly executed exercise notice for such Nonemployee Director Award and irrevocable instructions to a broker promptly to deliver to the Company a specified dollar amount of the proceeds of a sale of or a loan secured by the shares of Common Stock issuable upon exercise of such Nonemployee Director Award.

      (g) Each Nonemployee Director Award shall be nontransferable by the optionee other than by will or the laws of descent and distribution, and shall be exercisable during the optionee's lifetime only by the optionee or the optionee's guardian or legal representative.

      (h) Nonemployee Director Options are not intended to qualify as Incentive Stock Options.

      Section 5. STOCK SUBJECT TO PLAN

      (a) The aggregate number of shares of Common Stock that may be issued or issuable pursuant to all Awards (including Incentive Stock Options, Nonqualified Stock Options and other Awards) granted under this Plan shall not exceed six million (6,000,000) shares of Common Stock and all of which shall be subject to adjustment as provided in Section 8 hereof.

      (b) For purposes of Section 5(a) hereof, the aggregate number of shares of Common Stock issued and issuable pursuant to all Awards granted under this Plan shall at any time be deemed to be equal to the sum of the following:

            (i) the number shares of Common Stock that were issued prior to such time pursuant to Awards granted under this Plan, other than Common Stock that was subsequently reacquired by the Company pursuant to the terms and conditions of such Awards and with respect to which the holder thereof received no benefits of ownership such as dividends; plus

            (ii) the number of shares of Common Stock that were otherwise issuable prior to such time pursuant to Awards granted under this Plan, but that were withheld by the Company as payment of the purchase price of the Common Stock issued pursuant to such Awards or as payment of the recipient's tax withholding obligation with respect to such issuance; plus

            (iii) the maximum number of shares of Common Stock issuable at or after such time pursuant to Awards granted under this Plan prior to such time.

            (iv) if Awards granted under the Plan shall for any reason terminate, lapse, be forfeited or canceled, or expire without being exercised, the Shares subject to such unexercised Awards shall again be available for the granting of Awards under the Plan and shall be included in the number of Shares which may be optioned and sold under the Plan.

      (c) In the event any Participant is deemed to be a "covered Executive" pursuant to Section 162(m) of the Code and the exercise all or a portion of the Awards would preclude the Company from taking full advantage of the compensation deductions arising from the grant of such Awards, together with all other taxable compensation payable to Participant by the Company, by virtue of the limitations imposed by Section 162(m) of the Code, then the number of shares as to which Awards shall be exercisable during the applicable tax year shall be reduced to such number as would allow the Company to fully deduct the compensation payable to Participant.

      (d) The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall equal the number of Shares subject to then-outstanding options under this Plan.

      Section 6. DURATION OF PLAN

      No Awards shall be granted under this Plan after March 1, 2006. Common Stock may be issued after March 1, 2006 (the "Termination Date") pursuant to Awards granted prior to such date.

      Section 7. ADMINISTRATION OF PLAN

      (a) This Plan shall be administered by the Board of Directors or by an Administrator(the "Administrator") consisting of two or more directors. In the event that the Company is"publicly held" within the meaning of Section 162(m) of the Code, then, with respect to any Awards granted at such time and intended to qualify for the "performance-based compensation" exception in Section 162(m) of the Code, the Administrator shall, to the extent necessary, consist of two or more directors each of whom is an "outside director" within the meaning of
Section 162(m) of the Code and such Award shall not be subject to Board approval.

      (b) Subject to the provisions of this Plan, the Administrator shall be authorized and empowered to do all things necessary or desirable in connection with the administration of this Plan, including, without limitation, the following:

            (i) adopt, amend and rescind rules and regulations relating to this Plan;

            (ii) determine which persons are Participants and to which of such Participants, if any, Awards shall be granted hereunder;

            (iii) specify the restrictions on the issuance of the Common Stock underlying the Awards, including applicable securities laws, legends and other restrictions;

            (iv) grant Awards to Participants and determine the terms and conditions thereof, including but not limited to the number of Common Stock issuable pursuant thereto, the continuance of Awards after termination, during leaves of absence, disability and after death, the extension of terms of exercise on the conversion of Incentive Stock Options to Nonqualified Options or other Awards;

            (v) accelerate the exercisability of an Award or extend the period during which an owner of an Award may exercise his or her rights under such Award (but not beyond the Termination Date);

            (vi) determine whether, and the extent to which, adjustments are required pursuant to Section 8 hereof;

            (vii) determine whether to substitute, with the Participant's consent, Nonqualified Options for outstanding Incentive Stock Options or other Awards and any such substitution shall not constitute a new grant for the purposes of this Plan and shall not require a revaluation of the exercise price for the substituted Nonqualified Stock Option or Award;

            (viii) interpret and construe this Plan and the terms and conditions of all Awards granted hereunder.

      (c) In the event that the Fair Market Value of the Incentive Stock Options which are exercisable by a Participant for the first time during any calendar year exceeds $100,000, Awards in excess of such amount shall be treated as Nonqualified Stock Options or as another form of Award. A Participant who is deemed to own more than ten percent (10%) of the Company's Common Stock as determined pursuant to Section 426(b) of the Code and who is granted an Incentive Stock Option shall be limited to a five (5) year exercise period and the exercise price shall be set at not less than 110% of the Fair Market Value of the Shares underlying the grant.

      (d) The interpretation and construction by the Administrator of any term or provision of the Plan or of any Award granted under it, including without limitation any determination of adjustments required pursuant to Section 7 hereof, shall be conclusive, unless otherwise determined by the Board of Directors of the Company (the "Board") in which event such action by the Board shall be conclusive, and such interpretation and construction shall be binding upon all those who hold or are eligible to receive options under the Plan, and all persons claiming under them. The Board or Administrator may from time to time adopt rules and regulations for carrying out this Plan and, subject to the provisions of this Plan, may prescribe the form or forms of the instruments evidencing any Award granted under this Plan.

      (e) The Administrator will provide to each holder annual financial statements of the Company to the extent required by law and shall administer the Plan to comply with Rule 16b-3 promulgated under the Exchange Act and the requirements of the Code and the regulations thereunder.

      Section 8. ADJUSTMENTS

      If the outstanding securities of any class then subject to this Plan are increased, decreased or exchanged for or converted into cash, property or a different number or kind of securities, or if cash, property or securities are distributed in respect of such outstanding securities, in either case as a result of a reorganization, merger, consolidation, recapitalization, restructuring, reclassification, dividend (other than a regular, quarterly cash dividend) or other distribution, stock split, reverse stock split or the like, or if substantially all of the property and assets of the Company are sold, then, unless the terms of such transaction shall provide otherwise, the Administrator shall make appropriate and proportionate adjustments in (a) the number and type of shares or other securities or cash or other property that may be acquired pursuant to Incentive Stock Options and other Awards theretofore granted under this Plan, (b) the maximum number and type of shares or other securities that may be issued pursuant to Incentive Stock Options, Nonqualified Stock Options and other Awards thereafter granted under this Plan, and (c) the maximum number of Common Shares that may be subject to stock options or stock appreciation rights granted during any twelve-month period to any Participant, as provided in Section 5(c) hereof; provided, however, that no adjustment shall be made to the number of shares of Common Stock that may be acquired pursuant to outstanding Incentive Stock Options or the maximum number of shares of Common Stock with respect to which Incentive Stock Options may be granted under this Plan to the extent such adjustment would result in such options being treated as other than Incentive Stock Options; provided, further, that no such adjustment shall be made to the extent the Administrator determines that such adjustment would result in the disallowance of a federal income tax deduction for compensation attributable to Awards hereunder by causing such compensation to be other than "performance-based compensation" within the meaning of Section 162(m)(4)(C) of the Code.

      Section 9. OTHER PROVISIONS

      Awards granted under this Plan shall contain such other terms and provisions which are not inconsistent with this Plan as the Board or Administrator may authorize, including but not limited to (a) vesting schedules governing the exercisability of such Awards, (b) provisions for acceleration of such vesting schedules in certain events, (c) arrangements whereby the Company may fulfill any tax withholding obligations it may have in connection with the exercise of such Awards, (d) provisions imposing restrictions upon the transferability of stock acquired on exercise of such Award, whether required by this Plan or applicable securities laws or imposed for other reasons, and (e) provisions regarding the termination or survival of any such Award upon the optionee's death, retirement or other terminations of employment and the extent, if any, to which any such Award may be exercised after such event. Incentive Stock Options shall contain the terms and provisions required of them under the Code.

      Section 10. FINANCIAL ASSISTANCE.

      The Company is vested with authority under this Plan to assist any Participant to whom an Award is granted hereunder (including any director or officer of the Company or any of its subsidiaries who is also a Participant) in the payment of the purchase price payable on exercise of that Award, by lending the amount of such purchase price to such Participant on such terms and at such rates of interest and upon such security (or unsecured) as shall have been authorized by or under authority of the Board.

      Section 11. LIMITATIONS OF RIGHTS OF PARTICIPANTS

      (a) A Participant under this Plan shall not have any interest in the shares or in any dividends paid thereon, and shall not have any of the rights or privileges of a shareholder with respect to such shares, until the certificates therefor have been issued and delivered to him or her.

      (b) No shares of Common Stock issuable under the Plan shall be issued and no certificate therefor delivered unless and until, in the opinion of legal counsel for the Company, such securities may be issued and delivered without causing the Company to be in violation of or to incur any liability under any federal, state or other securities law, or any other requirement of law or of any regulatory body having jurisdiction over the Company.

      (c) The receipt of an option does not give the holder any right to continued employment by the Company or a subsidiary for any period, nor shall the granting of the option or the issuance of shares on exercise thereof give the Company or any subsidiary any right to the continued services of the holder for any period.

      (d) Nothing contained in this Plan shall constitute the granting of an Award hereunder, which shall occur only pursuant to express authorization by the Board or the Administrator.

      Section 12. AMENDMENT AND TERMINATION

      (a) The Board may amend, suspend, alter, or terminate the Plan at any time. To the extent necessary or desirable to comply with Rule 16b-3, the I.R.C. or any other applicable law or regulation, the Company shall obtain shareholder approval of any amendment to the Plan only in such a manner and to such a degree as required.

      (b) The Board may amend the terms of any Award previously granted, prospectively or retroactively, and may amend the Plan in accordance with the provisions of Section 12.1; provided however, that unless required by applicable law, rule or regulation, no amendment of the Plan or of any Award Agreement shall, without the consent of any Participant holding any such affected Award, be permitted if such amendment would affect in a material and adverse manner Awards granted prior to the date of any such amendment.

      (c) Awards may be granted in reliance on and consistent with any amendment adopted by the Board and which is necessary to enable such Awards to be granted under the Plan, even though such amendment requires future shareholder approval; provided, however, that any such contingent Award by its terms may not be exercised prior to


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
shareholder approval of such amendment, and provided further, that in the event shareholder approval is not obtained within twelve months of the date of grant of such continent Award, then such contingent Award shall be deemed canceled and no longer outstanding.

      If an amendment to this Plan would (i) increase the maximum number of shares of Common Stock that may be issued pursuant to (a) all Awards granted under this Plan, (b) all Incentive Stock Options granted under this Plan, or (c) Awards granted under this Plan during any calendar year to any one Participant,
(ii) change the class of persons eligible to receive Awards under this Plan,
(iii) otherwise materially increase the benefits hereunder accruing to participants who are subject to Section 16 of the Exchange Act in a manner not specifically contemplated herein or (iv) affect this Plan's compliance with Rule 16b-3 or applicable provisions of the Code, as amended from time to time, the amendment shall be subject to approval by the Company's shareholders to the extent required to comply with Rule 16b- 3, Sections 422 and 162(m) of the Code, and other applicable provisions of or rules under the Code, as amended from time to time.

      Section 13. CERTAIN DEFINITIONS

      As used in this Plan, the following terms shall have the following meanings:

      "Fair Market Value" shall mean the fair market value of the Common Stock. If the Common Stock is not publicly traded, fair market value shall be determined by the Board of the Administrator any may be computed by any method which the Board or the Administrator in good faith believes will reflect the fair market value of the Common Stock on the date of such determination. If the Common Stock is publicly traded, fair market value shall be the closing sale price per share of Common Stock, if the Common Stock is listed on a national securities exchange or on the NASDAQ National Market, or if the Common Stock is not then so listed, the closing bid price per share of Common Stock, on the day in question (or, if such day is not a trading day or if no sales of Common Stock were made on such day, on the nearest preceding trading day on which sales of Common Stock were made), as reported in The Wall Street Journal, or, if trading in the Common Stock is not then reported in The Wall Street Journal, at such closing sale or bid price as may then appear in what the Board or the Administrator in its judgment then deems to be the most nearly comparable listing or reporting service.

      An individual's "Immediate Family" includes only his or her spouse, parents or other ancestors, and children and other direct descendants of that individual or of his or her spouse (including such ancestors and descendants by adoption).

      Common Stock is "Publicly Traded" if stock of that class is listed or admitted to unlisted trading privileges on a national securities exchange or on the Nasdaq National Market or if sales or bid and offer quotations are reported for that class of stock in the automated quotation system ("NASDAQ") operated by the National Association of Securities Dealers, Inc.

      Section 14. EFFECTIVE DATE OF PLAN

      This Plan shall be effective as of March 1, 1998, the date upon which the amendment to the Plan was approved by the Board.

      IN WITNESS WHEREOF, pursuant to the due authorization and adoption of this Amended and Restated Plan by the Board on March 1, 1998, the Company has caused this Amended and Restated Plan to be duly executed by its duly authorized officers.

                                    ENHANCED SERVICES COMPANY, INC.

                                    Robert Smith, Chief Financial Officer

PROXY                                                                     PROXY
                        ENHANCED SERVICES COMPANY, INC.
        3415 South Sepulveda Boulevard, Suite 500, Los Angeles, CA 90034


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND MANAGEMENT OF ENHANCED SERVICES COMPANY, INC.

    The undersigned does hereby appoint Robert Smith and Justin Walker, Esq. as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of Common Stock of Enhanced Services Company, Inc.
held of record by the undersigned on December 30, 1998, at the annual meeting of stockholders to be held on December 30, 1998 or any adjournment thereof.

                  PLEASE CHECK THIS BOX ONLY IF YOU INTEND TO

                     attend and vote at the Annual Meeting.

           PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY
                          USING THE ENCLOSED ENVELOPE.


                 (Continued and to be signed on reverse side.)
_______________________________________________________________________________







                              [FORM OF PROXY CARD]





ENHANCED SERVICES COMPANY, INC.

                        ENHANCED SERVICES COMPANY, INC.

     PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY.


[                                                                              ]

1.  DELAWARE MERGER AND STOCK AUTHORIZATION -          For     Against   Abstain
    Transfer of the Company's state of incorporation   [ ]       [ ]       [ ]
    From Colorado to Delaware through a merger with ZuluGroup.com, Ltd., and authorization of capital stock of 100 million shares of Common
    Stock and 25 million shares of Preferred Stock.

2.  ISSUANCE OF COMMON STOCK TO HOLDERS OF 1998
    PREFERRED STOCK -                                  [ ]       [ ]       [ ]
    Issuance of Common Stock par value $.001 to the holders of 1 million shares of the Company's Series 1998 Preferred Stock.

3.  ISSUANCE OF COMMON STOCK FOR INVESTOR PREFERRED -  [ ]       [ ]       [ ]
    Issuance of 10 million shares of Common Stock par value $.001 to the holders of the Company's
    Investor Preferred Stock.

4.  ISSUANCE OF COMMON STOCK FOR 1998(B) PREFERRED -   [ ]       [ ]       [ ]
    Issuance of 5,200,000 shares of Common Stock par
    Value $.001 to the holders of the Company's 1998(B)
    Convertible Preferred Stock.

5.  ELECT THE DIRECTORS APPROVED BY THE BOARD
    OF DIRECTORS                                       [ ]       [ ]       [ ]
    Election as directors of the Company,
    Mr. Paul Messina, Mr. Keith C. Montgomery, and Mr. Joseph L. Searles, III.

6.  INCREASE SHARES UNDER INCENTIVE STOCK
    OPTION PLAN                                        [ ]       [ ]       [ ]
    Increase to 3,000,000 in the number of
    shares available for issue as Options under the Company's 1992 Incentive Stock Option Plan.

7.  APPOINTMENT OF SCHUMACHER & ASSOCIATES AS
    INDEPENDENT AUDITORS -                             [ ]       [ ]       [ ]
    Ratification of the appointment of Schumacher &
    Associates as the Company's independent auditors.


In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting. This Proxy, when properly executed, will be voted in the manner directed by the undersigned stockholder.

If no direction is made, this Proxy will be voted for.

Dated: _____________________________________________


____________________________________________________
(Signature)


Please sign exactly as name appears below.
When shares are held jointly, both should sign. When signing as attorney, as executor
Administrator, trustee or guardian, please
Full title as such. If a corporation, please in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.


--------------------------------------------------------------------------------


                              FOLD AND DETACH HERE

                            YOUR VOTE IS IMPORTANT!

           PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY
                          USING THE ENCLOSED ENVELOPE.


                              [FORM OF PROXY CARD]

ENHANCED SERVICES COMPANY, INC.